UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company

Act of 1940 are attached.

Information Classification: Limited Access

APRIL 30, 2020

2020 Annual Report

iShares Trust

•	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
•	iShares Transportation Average ETF | IYT | Cboe BZX
•	iShares U.S. Energy ETF | IYE | NYSE Arca
•	iShares U.S. Healthcare ETF | IYH | NYSE Arca
•	iShares U.S. Technology ETF | IYW | NYSE Arca
•	iShares U.S. Utilities ETF | IDU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2020 (“reporting period”), when the Russell 3000 Index, a broad measure of U.S. equity market performance, returned -1.04%. The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, equities posted solid returns on the strength of an economy that set records for the most consecutive months of both economic and job growth. However, as the extent of the coronavirus outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economic activity of countries worldwide, U.S. equity prices declined sharply. A time of high volatility and uncertainty followed, as investors struggled to project the length of the disruption and its ultimate economic impact. In the final month of the reporting period, however, volatility declined significantly as equity prices increased, leading to cautious optimism from some analysts and investors.

As state and local governments issued shelter-in-place orders and other restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. While some states planned for phased re-openings near the end of the reporting period, economic activity remained well below pre-outbreak levels. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Similarly, industries that depend on a physical presence, such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering around a 50-year low, increased dramatically as more than 30 million workers filed unemployment claims in the six weeks beginning mid-March 2020. Markets were further roiled by a sudden decline in oil prices, which touched a 21-year low, reflecting sharply lower demand and a dispute between Russia and Saudi Arabia over oil production.

In response to the crisis, the federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. Equity markets reacted positively to the stimulus package but remained below previous highs. In April 2020, a further U.S. $484 billion of aid for small businesses and hospitals was added, reassuring markets that the government stood ready to provide additional fiscal stimulus.

The U.S. Federal Reserve Bank (“Fed”), which had already lowered interest rates three times in 2019 to boost a slowing economy, also responded to the crisis. In March 2020, the Fed enacted two emergency interest rate reductions to restore confidence in markets, bringing short-term interest rates down to a range of 0.00% – 0.25%.The Fed further acted to stabilize credit markets by launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans.

While many equities posted negative returns for the reporting period, market conditions weighed on some classes of stock to a greater degree than others. Smaller-capitalization stocks typically struggled more than larger-capitalization stocks, as the economic downturn magnified investors’ concerns about the generally weaker balance sheets and profitability of smaller companies. Larger companies were also seen as more likely to benefit from the stimulus package. Stocks with a value focus declined more steeply than growth stocks, as value stocks were disproportionately affected by lower oil prices and declining interest rates.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® Dow Jones U.S. ETF

Investment Objective

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.63)%	8.33%	11.21%	(0.63)%	49.17%	189.39%
Fund Market	(0.64)	8.31	11.21	(0.64)	49.07	189.31
Index	(0.44)	8.52	11.42	(0.44)	50.50	194.89

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$959.70	$0.97		$1,000.00	$1,023.90	$1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Dow Jones U.S. ETF

Portfolio Management Commentary

U.S. stocks posted a slightly negative return for the reporting period, as a late rally largely mitigated earlier coronavirus-related losses. The financials sector detracted the most from Index’s return. Banks declined following the Fed’s interest rate reductions, since bank profitability typically depends on the interest they charge for loans. Sharply lower oil prices weighed on banks with substantial exposure to the energy sector. Diversified financial services conglomerates struggled due to subsidiary shutdowns during the pandemic, while the insurance industry weakened amid lower bond yields and higher expected claims.

The energy and industrials sectors also detracted meaningfully from performance. A disagreement between Saudi Arabia and Russia raised expectations for a large increase in oil production. Meanwhile, the coronavirus outbreak precipitated a steep drop in demand for energy. In this environment, oil prices declined to historic lows and led the oil, gas, and consumable fuels industry to detract notably. Within industrials, the capital goods industry declined, led by aerospace and defense stocks, as sharply lower global air traffic amid travel restrictions curtailed new aircraft orders.

On the upside, the information technology sector contributed to the Index’s return. Software stocks advanced as more people began working remotely during the pandemic, which increased demand for cloud-based services and online platforms that facilitate collaboration and communication. Technology hardware and equipment companies gained amid increasing sales of wearable technology like smart watches and headphones, and higher revenues from gaming and streaming video. In the healthcare sector, the biotechnology and pharmaceuticals industries benefited from optimism about research to develop vaccines and treatments for the coronavirus. The healthcare equipment and services industry also contributed. Managed healthcare companies benefited amid higher enrollments, while strong demand for medical devices that diagnose and treat coronavirus-related complications bolstered healthcare equipment makers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	25.2%
Health Care	15.2
Financials	11.0
Consumer Discretionary	10.8
Communication Services	10.3
Industrials	8.4
Consumer Staples	6.8
Real Estate	3.6
Utilities	3.2
Energy	2.9
Materials	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	5.0%
Apple Inc.	4.5
Amazon. com Inc.	3.8
Facebook Inc., Class A	1.8
Alphabet Inc., Class A	1.5
Alphabet Inc., Class C	1.5
Johnson & Johnson	1.5
Berkshire Hathaway Inc., Class B	1.4
Visa Inc., Class A	1.1
JPMorgan Chase & Co.	1.1

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® Transportation Average ETF

Investment Objective

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(21.92)%	0.69%	7.20%	(21.92)%	3.50%	100.35%
Fund Market	(21.89)	0.69	7.20	(21.89)	3.51	100.42
Index	(21.47)	1.00	7.64	(21.47)	5.09	108.71

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$801.50	$1.88		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Transportation Average ETF

Portfolio Management Commentary

U.S. transportation stocks declined sharply during the reporting period, as the coronavirus outbreak and efforts to contain the pandemic impacted business, manufacturing, and consumer activity. The disruption followed months of muted returns amid concerns about trade tensions and slowing global growth, as well as a weak freight market.

Airlines stocks detracted the most from the Index’s return. Prior to the emergence of the coronavirus, airlines faced headwinds including declining cargo revenues, weak freight demand, and the grounding of a widely used jet model. Then as the pandemic spread, government restrictions led to sharp declines in travel, leaving airlines with significantly reduced cash flows. Despite government aid to the airlines industry, concerns about potential losses, rising debt, and additional share issuance weighed on investor sentiment.

The coronavirus similarly impacted road and rail companies, which detracted significantly from the Index’s performance, as demand for cargo transport declined sharply across the railroads and trucking industries. With consumers in lockdowns and uncertainty surrounding the length of the pandemic’s impact, concerns mounted about future earnings. Weakening commodities shipments, especially coal, and reduced shipments of motor vehicles and industrial products weighed on railroads stocks, pushing year-over-year carload growth to multidecade lows. Slowing trade from China limited intermodal transport, which combines more than one form of carrier, such as trains, trucks, or ships. Trucking freight volumes, utilization, and pricing — which were under pressure before the pandemic — all declined sharply.

Air freight and logistics stocks were also notable detractors from the Index’s return. While home shopping by consumers grew and drove delivery company revenues, those packages are less efficient for drivers and often discounted for large shippers. A decrease in higher-margin shipments to businesses pressured profitability, while uncertainty drove companies to suspend earnings forecasts.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Road & Rail	53.9%
Air Freight & Logistics	22.9
Airlines	16.2
Marine	7.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Norfolk Southern Corp.	11.4%
Union Pacific Corp.	10.9
Kansas City Southern	9.0
FedEx Corp.	8.6
Landstar System Inc.	7.5
Expeditors International of Washington Inc.	4.9
CSX Corp.	4.8
Kirby Corp.	4.8
United Parcel Service Inc., Class B	4.7
CH Robinson Worldwide Inc.	4.7

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	iShares® U.S. Energy ETF

Investment Objective

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(39.91)%	(12.38)%	(2.76)%	(39.91)%	(48.35)%	(24.45)%
Fund Market	(39.98)	(12.41)	(2.78)	(39.98)	(48.44)	(24.58)
Index	(39.68)	(12.03)	(2.39)	(39.68)	(47.32)	(21.52)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$685.40	$1.76		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Energy ETF

Portfolio Management Commentary

U.S. energy stocks posted sharply negative returns during the reporting period as the price of oil declined by approximately 70%. Oil prices fluctuated throughout 2019 but remained low despite decreased production by the Organization of the Petroleum Exporting Countries (“OPEC”) and reduced capacity due to geopolitical tensions in the Middle East. Meanwhile, demand for oil slumped amid lower global growth expectations due to a trade dispute between the U.S. and China, the world’s top oil consumers.

In early 2020 energy markets experienced twin supply and demand shocks that drove down the price of oil to nearly $12 per barrel, a 21-year low. A disagreement between the world’s second- and third-largest oil producers, Saudi Arabia and Russia, raised expectations for increased oil production. On the demand side, the global spread of the coronavirus led to an economic downturn as businesses closed, consumers stayed home, and airlines canceled flights. Sharply lower demand meant that production of oil exceeded capacity of storage facilities, which led some West Texas Intermediate futures contracts to briefly reach negative prices in April 2020.

Integrated oil and gas companies were the Index’s primary detractors. The industry, which relies heavily on borrowing, struggled amid concerns about credit downgrades and defaults. Companies reduced capital spending and considered suspending dividends and stock buyback programs.

Oil and gas exploration and production companies scaled back drilling operations and lowered production estimates as oil declined well below standard profitability targets. Sharply lower revenues heightened bankruptcy concerns and prompted the government to consider supporting the industry. Oil and gas equipment and services companies, whose revenues come from spending by oil producers and refiners, were also notable detractors amid sharply lower expectations for drilling services demand.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Oil, Gas & Consumable Fuels	91.1%
Energy Equipment & Services	7.6
Other (each representing less than 1%)	1.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	24.2%
Chevron Corp.	22.1
ConocoPhillips	4.3
Phillips 66	4.2
Kinder Morgan Inc./DE	3.8
EOG Resources Inc.	3.6
Valero Energy Corp.	3.3
Williams Companies Inc. (The)	3.0
Schlumberger Ltd.	3.0
Marathon Petroleum Corp.	2.7

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	iShares® U.S. Healthcare ETF

Investment Objective

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	14.44%	8.64%	14.41%	14.44%	51.36%	284.40%
Fund Market	14.42	8.64	14.41	14.42	51.33	284.19
Index	14.89	9.07	14.89	14.89	54.35	300.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,079.10	$2.22		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Healthcare ETF

Portfolio Management Commentary

U.S. healthcare stocks advanced during the reporting period, supported by the secular trends of an aging population and the associated rising demand for healthcare goods and services. Although a sharp market decline due to economic uncertainty surrounding the coronavirus outbreak largely reversed earlier gains, healthcare stocks recovered at the end of the reporting period amid improving investor sentiment surrounding anticipated development of coronavirus treatments.

Biotechnology stocks were the leading contributors to the Index’s return. The industry advanced throughout most of the reporting period, driven by ongoing innovations in gene-based therapies, a favorable regulatory environment, clinical successes, and merger and acquisition activity. At the end of the reporting period, biotechnology stocks focusing on treatments and vaccines for the coronavirus posted strong gains. Similarly, pharmaceuticals companies conducting trials using new and existing drugs in the treatment of coronavirus and those developing vaccines contributed meaningfully.

Healthcare providers and services stocks were also meaningful contributors. Managed healthcare companies were a primary driver of the industry’s performance, gaining amid higher enrollments in Medicare Advantage plans. Merger and acquisition activity also bolstered the industry’s returns, as consolidation was expected to significantly reduce expenses. Investor sentiment surrounding the industry’s prospects improved further at the end of the reporting period after the exit from the presidential race of candidates favoring universal government-sponsored healthcare coverage.

Healthcare equipment makers also contributed, benefiting from faster approval cycles due to technological advances and increased spending on research and development. In addition, the permanent repeal of a medical device tax benefited the industry. Device makers were also helped by strong demand for medical devices to treat and diagnose coronavirus-related complications. Diagnostic testing developers advanced as demand for coronavirus tests increased sharply and ventilator manufacturers ramped up production dramatically to fulfill orders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Pharmaceuticals	31.1%
Health Care Equipment & Supplies	25.0
Health Care Providers & Services	18.4
Biotechnology	17.6
Life Sciences Tools & Services	7.6
Health Care Technology	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Johnson & Johnson	9.8%
UnitedHealth Group Inc.	6.9
Pfizer Inc.	5.3
Merck & Co. Inc.	5.0
Abbott Laboratories	4.0
Bristol-Myers Squibb Co.	3.5
Amgen Inc.	3.5
Thermo Fisher Scientific Inc.	3.3
Medtronic PLC	3.2
Eli Lilly & Co.	3.2

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of April 30, 2020	iShares® U.S. Technology ETF

Investment Objective

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology Capped (TR) IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	16.34%	18.09%	15.78%	16.34%	129.68%	332.87%
Fund Market	16.31	18.07	15.77	16.31	129.47	332.49
Index(a)	16.87	18.62	16.20	16.87	134.82	348.76
Dow Jones U.S. Technology Total Return Index	17.13	18.67	16.22	17.13	135.34	349.76
Dow Jones U.S. Technology Capped (TR) IndexTM(b)	16.79	N/A	N/A	16.79	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Technology Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Technology Capped (TR) IndexTM, which, effective as of June 24, 2019, replaced Dow Jones U.S. Technology Total Return Index as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Technology Capped (TR) IndexTM was April 15, 2019.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,111.10	$2.26		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Technology ETF

Portfolio Management Commentary

U.S. information technology stocks advanced substantially for the reporting period. Continued growth in cloud computing services for businesses, reduced trade tensions between the U.S. and China, the rollout of 5G networks, and the expansion of services available for mobile devices helped to power the sector’s growth. Technology companies showed resilience as the coronavirus pandemic spread. Expected gains from increased online activity due to stay-at-home orders helped offset declines from the broad market selloff.

The software industry contributed the most to the Index’s return. Increasing demand for cloud computing as well as productivity software suite subscriptions, particularly from commercial customers, drove a sharp rise in revenue and profits. As the outbreak spread throughout the U.S., revenue expectations were revised lower, as consumers shifted from discretionary purchases to essential products. Concerns about delayed corporate spending on cloud computing as well as hardware production postponements from China also tempered performance. Nevertheless, software stocks advanced strongly. As more people began working remotely, demand increased for cloud-based services and online platforms that facilitate collaboration and communication.

The technology hardware, storage and peripherals industry also contributed to the Index’s return. Before the coronavirus outbreak, the industry advanced sharply amid increasing sales of wearable technology like smart watches and headphones, and higher revenues from gaming and streaming video. However, the industry struggled toward the end of the reporting period as forced closures of factories and stores led to reduced supply and demand for these products.

The semiconductors and semiconductor equipment industry further bolstered the Index’s performance. Increased demand for chips used in data centers due to continued investment in artificial intelligence and anticipated demand for 5G-capable cellphones supported semiconductor manufacturers. New product launches and growth in gaming during lockdowns also benefited the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Software	37.7%
Semiconductors & Semiconductor Equipment	20.4
Technology Hardware, Storage & Peripherals	19.1
Interactive Media & Services	10.5
IT Services	5.3
Communications Equipment	4.5
Other (each representing less than 1%)	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	19.6%
Apple Inc.	17.6
Facebook Inc., Class A	4.9
Intel Corp.	4.5
Cisco Systems Inc.	3.1
NVIDIA Corp.	3.1
Adobe Inc.	3.0
salesforce. com Inc.	2.5
Alphabet Inc., Class A	2.2
Alphabet Inc., Class C	2.2

(a)	Excludes money market funds.

FUND SUMMARY	13

Fund Summary as of April 30, 2020	iShares® U.S. Utilities ETF

Investment Objective

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.39)%	8.44%	10.27%	(1.39)%	49.95%	165.91%
Fund Market	(1.38)	8.44	10.27	(1.38)	49.93	165.88
Index	(0.92)	8.93	10.77	(0.92)	53.35	178.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$895.40	$2.03		$1,000.00	$1,022.70	$2.16		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Utilities ETF

Portfolio Management Commentary

Stocks of U.S. utilities companies declined modestly for the reporting period. Utilities companies performed well in 2019, supported by solid earnings. Declining interest rates benefited capital-intensive utilities, which rely heavily on borrowing, allowing them to refinance existing debt at lower interest rates. Although the sharp coronavirus-related market selloff reversed earlier gains, utilities stocks recovered somewhat at the end of the reporting period.

Multi-utilities stocks detracted the most from the Index’s return. Limited regulatory rate increases and lower expectations of future earnings constrained performance. Disagreements between Saudi Arabia and Russia about oil production limits led to steep oil price declines, which weighed on the industry due to its exposure to oil pipelines. Multi-utilities stocks also struggled amid concerns about customers’ ability to pay their bills during the pandemic. Nevertheless, the characteristic stability of this highly regulated industry with its significant barriers to new entrants helped limit declines. In addition, investors expected electricity demand to remain steady as increased residential use during lockdowns would help offset reductions in commercial consumption.

Gas utilities detracted from performance amid concerns that delayed infrastructure investment during the pandemic would slow revenue growth. Expectations of reduced commercial and industrial gas demand further constrained performance. Independent power and renewable electricity producers weighed on the Index’s return amid investor unease with their relatively high proportion of revenue from nonregulated businesses, such as third-party energy suppliers.

On the upside, electric utilities contributed to the Index’s return. The industry was bolstered by solid earnings driven by strength in renewable energy, as additional wind and solar power generation capacity came online. Investor concerns surrounding the economic impact of the pandemic also benefited electric utilities stocks, whose steady dividends mean that they typically hold their value relatively well during times of uncertainty.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Electric Utilities	59.5%
Multi-Utilities	30.3
Gas Utilities	4.6
Water Utilities	3.6
Independent Power and Renewable Electricity Producers	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
NextEra Energy Inc.	13.0%
Dominion Energy Inc.	7.3
Duke Energy Corp.	7.1
Southern Co. (The)	6.8
American Electric Power Co. Inc.	4.7
Exelon Corp.	4.1
Sempra Energy	4.0
Xcel Energy Inc.	3.8
WEC Energy Group Inc.	3.3
Consolidated Edison Inc.	3.0

(a)	Excludes money market funds.

FUND SUMMARY	15

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Axon Enterprise Inc.(a)	2,450	$178,140
Boeing Co. (The)	22,739	3,206,654
BWX Technologies Inc.	4,010	212,771
Curtiss-Wright Corp.	1,783	184,808
General Dynamics Corp.	9,934	1,297,579
HEICO Corp.(b)	1,681	147,256
HEICO Corp., Class A	3,132	226,538
Hexcel Corp.	3,634	125,700
Howmet Aerospace Inc.	16,348	213,668
Huntington Ingalls Industries Inc.	1,745	334,010
L3Harris Technologies Inc.	9,372	1,815,356
Lockheed Martin Corp.	10,553	4,105,750
Mercury Systems Inc.(a)	2,356	210,061
Moog Inc., Class A	1,346	66,600
Northrop Grumman Corp.	6,645	2,197,302
Raytheon Technologies Corp.	62,358	4,041,422
Spirit AeroSystems Holdings Inc., Class A	4,420	97,947
Teledyne Technologies Inc.(a)	1,558	507,394
Textron Inc.	9,687	255,349
TransDigm Group Inc.	2,102	763,194

		20,187,499

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	5,700	404,130
Expeditors International of Washington Inc.	7,160	512,692
FedEx Corp.	10,176	1,290,011
United Parcel Service Inc., Class B	29,819	2,822,666
XPO Logistics Inc.(a)	3,886	259,352

		5,288,851

Airlines — 0.2%
Alaska Air Group Inc.	5,326	173,202
Allegiant Travel Co.	542	42,536
American Airlines Group Inc.(b)	16,723	200,843
Delta Air Lines Inc.	24,585	636,997
JetBlue Airways Corp.(a)(b)	12,735	124,039
Southwest Airlines Co.	22,357	698,656
Spirit Airlines Inc.(a)	2,887	43,363
United Airlines Holdings Inc.(a)(b)	10,649	314,998

		2,234,634

Auto Components — 0.2%
Adient PLC(a)	3,562	53,359
Aptiv PLC	10,880	756,704
Autoliv Inc.	3,334	200,107
BorgWarner Inc.	8,701	248,588
Dana Inc.	6,145	70,667
Gentex Corp.(b)	10,842	262,810
Goodyear Tire & Rubber Co. (The)	9,961	71,420
Lear Corp.	2,359	230,356
Veoneer Inc.(a)	3,956	38,690

		1,932,701

Automobiles — 0.6%
Ford Motor Co.	165,599	842,899
General Motors Co.	53,359	1,189,372
Harley-Davidson Inc.(b)	6,769	147,767
Tesla Inc.(a)(b)	6,056	4,735,066
Thor Industries Inc.	2,421	160,270

		7,075,374

Security	Shares	Value

Banks — 4.0%
Associated Banc-Corp.	7,011	$99,135
BancorpSouth Bank	3,949	86,444
Bank of America Corp.	343,911	8,271,060
Bank of Hawaii Corp.	1,752	119,451
Bank OZK	5,286	119,569
BankUnited Inc.	4,133	81,875
BOK Financial Corp.	1,330	68,881
Cathay General Bancorp	3,111	86,859
CIT Group Inc.	3,895	73,927
Citigroup Inc.	92,786	4,505,688
Citizens Financial Group Inc.	18,448	413,051
Comerica Inc.	6,118	213,273
Commerce Bancshares Inc.	4,464	273,152
Cullen/Frost Bankers Inc.	2,421	173,973
East West Bancorp. Inc.	6,157	215,926
Fifth Third Bancorp	30,116	562,868
First Citizens BancShares Inc./NC, Class A	362	138,284
First Financial Bankshares Inc.	5,890	164,036
First Hawaiian Inc.	5,660	99,559
First Horizon National Corp.	13,436	121,999
First Republic Bank/CA	7,144	745,048
FNB Corp.	13,899	112,443
Fulton Financial Corp.	7,250	84,752
Glacier Bancorp. Inc.	3,764	143,333
Hancock Whitney Corp.	3,924	82,051
Home BancShares Inc./AR	6,527	100,059
Huntington Bancshares Inc./OH	43,569	402,578
IBERIABANK Corp.	2,203	91,336
International Bancshares Corp.	2,449	70,996
Investors Bancorp. Inc.	8,388	78,092
JPMorgan Chase & Co.	133,242	12,759,254
KeyCorp	41,798	486,947
M&T Bank Corp.	5,600	627,648
PacWest Bancorp	5,105	103,325
People’s United Financial Inc.	18,786	238,394
Pinnacle Financial Partners Inc.	3,051	122,803
PNC Financial Services Group Inc. (The)	18,595	1,983,529
Popular Inc.	4,171	160,959
Prosperity Bancshares Inc.	4,017	240,739
Regions Financial Corp.	40,936	440,062
Signature Bank/New York NY	2,283	244,692
Sterling Bancorp./DE	8,654	106,704
SVB Financial Group(a)	2,205	425,940
Synovus Financial Corp.	6,192	130,094
TCF Financial Corp.	6,474	192,213
Texas Capital Bancshares Inc.(a)	2,123	58,977
Truist Financial Corp.	56,853	2,121,754
Trustmark Corp.	2,613	69,532
U.S. Bancorp	60,254	2,199,271
UMB Financial Corp.	1,818	92,427
Umpqua Holdings Corp.	9,349	117,096
United Bankshares Inc./WV	4,309	129,098
Valley National Bancorp	16,644	139,144
Webster Financial Corp.	3,899	110,147
Wells Fargo & Co.	163,498	4,749,617
Western Alliance Bancorp	4,092	146,821
Wintrust Financial Corp.	2,441	102,278
Zions Bancorp. N.A.	7,234	228,667

		46,327,830

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages — 1.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)	390	$181,939
Brown-Forman Corp., Class B, NVS	7,730	480,806
Coca-Cola Co. (The)	163,809	7,517,195
Constellation Brands Inc., Class A	7,134	1,174,898
Keurig Dr Pepper Inc.	11,350	300,321
Molson Coors Beverage Co., Class B	7,951	326,071
Monster Beverage Corp.(a)	16,159	998,788
National Beverage Corp.(a)(b)	506	25,416
PepsiCo Inc.	59,237	7,836,463

		18,841,897

Biotechnology — 2.6%
AbbVie Inc.	62,832	5,164,790
ACADIA Pharmaceuticals Inc.(a)(b)	4,776	230,729
Agios Pharmaceuticals Inc.(a)(b)	2,509	103,220
Alexion Pharmaceuticals Inc.(a)	9,450	1,015,591
Alkermes PLC(a)	6,476	88,786
Allogene Therapeutics Inc.(a)(b)	2,172	62,771
Alnylam Pharmaceuticals Inc.(a)	4,723	622,019
Amgen Inc.	25,242	6,038,391
Biogen Inc.(a)	7,649	2,270,453
BioMarin Pharmaceutical Inc.(a)	7,638	702,849
Bluebird Bio Inc.(a)	2,329	125,486
Blueprint Medicines Corp.(a)	2,296	135,074
Exact Sciences Corp.(a)	5,903	466,219
Exelixis Inc.(a)	12,708	313,824
FibroGen Inc.(a)	3,458	127,566
Gilead Sciences Inc.	53,785	4,517,940
Immunomedics Inc.(a)(b)	8,648	262,726
Incyte Corp.(a)	7,592	741,435
Intercept Pharmaceuticals Inc.(a)(b)	1,068	87,491
Ionis Pharmaceuticals Inc.(a)	5,430	301,528
Moderna Inc.(a)	9,499	436,859
Myriad Genetics Inc.(a)	3,163	48,900
Neurocrine Biosciences Inc.(a)	3,917	384,414
Portola Pharmaceuticals Inc.(a)	2,878	20,376
Regeneron Pharmaceuticals Inc.(a)	3,403	1,789,570
Sage Therapeutics Inc.(a)	2,189	85,327
Sarepta Therapeutics Inc.(a)	2,961	349,043
Seattle Genetics Inc.(a)	4,833	663,233
Ultragenyx Pharmaceutical Inc.(a)	2,221	134,215
United Therapeutics Corp.(a)	1,865	204,329
Vertex Pharmaceuticals Inc.(a)	10,901	2,738,331

		30,233,485

Building Products — 0.4%
Allegion PLC	4,003	402,462
AO Smith Corp.	5,826	246,906
Armstrong World Industries Inc.	2,097	161,637
Carrier Global Corp.(a)	34,394	609,118
Fortune Brands Home & Security Inc.	5,915	285,103
Johnson Controls International PLC	32,736	952,945
Lennox International Inc.	1,513	282,447
Masco Corp.	12,158	498,964
Owens Corning	4,725	204,876
Resideo Technologies Inc.(a)	5,147	26,404
Trane Technologies PLC	10,183	890,198
Trex Co. Inc.(a)(b)	2,448	233,098

		4,794,158

Capital Markets — 2.7%
Affiliated Managers Group Inc.	2,033	142,229

Security	Shares	Value

Capital Markets (continued)
Ameriprise Financial Inc.	5,376	$617,917
Bank of New York Mellon Corp. (The)	35,613	1,336,911
BlackRock Inc.(c)	4,988	2,504,176
Blackstone Group Inc. (The), Class A	28,064	1,466,063
Cboe Global Markets Inc.(b)	4,674	464,502
Charles Schwab Corp. (The)	48,467	1,828,175
CME Group Inc.	15,252	2,718,059
E*TRADE Financial Corp.	9,583	389,166
Eaton Vance Corp., NVS	4,670	171,389
Evercore Inc., Class A	1,740	89,784
FactSet Research Systems Inc.	1,606	441,650
Federated Hermes Inc.	4,169	94,928
Franklin Resources Inc.	11,978	225,665
Goldman Sachs Group Inc. (The)	13,509	2,477,821
Interactive Brokers Group Inc., Class A	3,148	129,068
Intercontinental Exchange Inc.	23,663	2,116,655
Invesco Ltd.	16,322	140,696
Janus Henderson Group PLC	6,840	122,436
Lazard Ltd., Class A	4,765	131,037
Legg Mason Inc.	3,438	171,316
LPL Financial Holdings Inc.	3,430	206,555
MarketAxess Holdings Inc.	1,624	738,936
Moody’s Corp.	6,901	1,683,154
Morgan Stanley	49,372	1,946,738
Morningstar Inc.	872	135,997
MSCI Inc.	3,612	1,181,124
Nasdaq Inc.	4,873	534,422
Northern Trust Corp.	8,989	711,569
Raymond James Financial Inc.	5,248	345,948
S&P Global Inc.	10,393	3,043,902
SEI Investments Co.	5,429	276,662
State Street Corp.	15,431	972,770
Stifel Financial Corp.	2,860	126,641
T Rowe Price Group Inc.	9,882	1,142,656
TD Ameritrade Holding Corp.	11,302	443,830
Tradeweb Markets Inc., Class A	3,153	164,460
Virtu Financial Inc., Class A	3,140	73,382

		31,508,389

Chemicals — 1.7%
Air Products &Chemicals Inc.	9,346	2,108,271
Albemarle Corp.	4,518	277,541
Ashland Global Holdings Inc.	2,590	159,777
Axalta Coating Systems Ltd.(a)	8,786	173,436
Cabot Corp.	2,360	79,980
Celanese Corp.	5,130	426,149
CF Industries Holdings Inc.	9,157	251,817
Chemours Co. (The)	7,059	82,802
Corteva Inc.(a)	31,804	832,947
Dow Inc.(a)	31,556	1,157,790
DuPont de Nemours Inc.	31,477	1,480,049
Eastman Chemical Co.	5,721	346,178
Ecolab Inc.	10,632	2,057,292
Element Solutions Inc.(a)	9,957	102,059
FMC Corp.	5,535	508,666
HB Fuller Co.	2,114	77,774
Huntsman Corp.	8,688	146,045
Ingevity Corp.(a)	1,823	94,650
International Flavors & Fragrances Inc.	4,535	594,221
Linde PLC	22,833	4,201,044
LyondellBasell Industries NV, Class A	10,963	635,306

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co. (The)	14,846	$170,877
NewMarket Corp.	314	129,192
Olin Corp.	6,888	91,955
PolyOne Corp.	3,846	89,573
PPG Industries Inc.	10,070	914,658
RPM International Inc.	5,519	366,517
Scotts Miracle-Gro Co. (The)	1,699	210,727
Sensient Technologies Corp.	1,730	82,677
Sherwin-Williams Co. (The)	3,484	1,868,713
Valvoline Inc.	7,843	134,821
Westlake Chemical Corp.	1,545	67,130
WR Grace &Co.	2,381	112,455

		20,033,089

Commercial Services & Supplies — 0.5%
ADT Inc.	5,045	28,908
Brink’s Co. (The)	2,088	106,738
Cimpress PLC(a)(b)	1,101	80,142
Cintas Corp.	3,573	792,599
Clean Harbors Inc.(a)	2,198	117,439
Copart Inc.(a)(b)	8,681	695,435
Covanta Holding Corp.	4,850	37,733
Deluxe Corp.	1,722	48,509
Herman Miller Inc.	2,362	53,239
IAA Inc.(a)	5,620	216,932
KAR Auction Services Inc.	5,620	84,188
MSA Safety Inc.(b)	1,471	165,532
Republic Services Inc.	8,989	704,198
Rollins Inc.	5,967	238,680
Stericycle Inc.(a)	3,924	191,491
Tetra Tech Inc.	2,312	174,047
Waste Management Inc.	16,614	1,661,732

		5,397,542

Communications Equipment — 1.0%
Arista Networks Inc.(a)	2,311	506,802
Ciena Corp.(a)	6,587	304,649
Cisco Systems Inc.	180,216	7,637,554
CommScope Holding Co. Inc.(a)(b)	8,159	89,831
EchoStar Corp., Class A(a)	1,950	61,522
F5 Networks Inc.(a)	2,599	361,937
InterDigital Inc.	1,229	70,999
Juniper Networks Inc.	14,204	306,806
Lumentum Holdings Inc.(a)	3,301	267,084
Motorola Solutions Inc.	7,271	1,045,643
NetScout Systems Inc.(a)	2,975	78,778
Ubiquiti Inc.(b)	554	89,765
ViaSat Inc.(a)(b)	2,423	102,735
Viavi Solutions Inc.(a)	9,305	112,404

		11,036,509

Construction & Engineering — 0.1%
AECOM(a)	6,620	240,041
EMCOR Group Inc.	2,304	146,373
Fluor Corp.	5,787	67,708
Jacobs Engineering Group Inc.	5,754	476,144
MasTec Inc.(a)	2,535	91,007
Quanta Services Inc.	5,909	214,851
Valmont Industries Inc.	880	103,171

		1,339,295

Construction Materials — 0.1%
Eagle Materials Inc.	1,750	106,767

Security	Shares	Value

Construction Materials (continued)
Martin Marietta Materials Inc.	2,642	$502,588
Summit Materials Inc., Class A(a)	5,044	76,215
Vulcan Materials Co.	5,636	636,699

		1,322,269

Consumer Finance — 0.5%
Ally Financial Inc.	16,129	264,354
American Express Co.	28,445	2,595,606
Capital One Financial Corp.	19,850	1,285,486
Credit Acceptance Corp.(a)(b)	591	184,138
Discover Financial Services	13,302	571,587
FirstCash Inc.	1,851	132,976
Green Dot Corp., Class A(a)(b)	2,023	61,701
LendingTree Inc.(a)(b)	325	81,045
Navient Corp.	7,214	54,971
OneMain Holdings Inc.	3,114	75,390
Santander Consumer USA Holdings Inc.	4,360	67,972
SLM Corp.	17,746	148,002
Synchrony Financial	24,001	474,980

		5,998,208

Containers & Packaging — 0.4%
Amcor PLC	68,619	615,512
AptarGroup Inc.	2,736	292,971
Avery Dennison Corp.	3,517	388,242
Ball Corp.	13,882	910,520
Berry Global Group Inc.(a)	5,619	223,580
Crown Holdings Inc.(a)	5,753	370,551
Graphic Packaging Holding Co.	12,251	163,551
International Paper Co.	16,791	575,092
O-I Glass Inc.	6,319	52,068
Packaging Corp. of America	3,982	384,860
Sealed Air Corp.	6,468	184,920
Silgan Holdings Inc.	3,120	107,640
Sonoco Products Co.	4,143	202,344
Westrock Co.	10,930	351,837

		4,823,688

Distributors — 0.1%
Genuine Parts Co.	6,207	492,091
LKQ Corp.(a)(b)	13,265	346,880
Pool Corp.	1,694	358,552

		1,197,523

Diversified Consumer Services — 0.1%
Adtalem Global Education Inc.(a)	2,278	72,372
Bright Horizons Family Solutions Inc.(a)	2,493	290,310
Chegg Inc.(a)	4,827	206,354
frontdoor Inc.(a)(b)	3,571	138,233
Graham Holdings Co., Class B	179	69,812
Grand Canyon Education Inc.(a)	2,052	176,513
H&R Block Inc.(b)	8,507	141,642
Service Corp. International	7,767	285,360
ServiceMaster Global Holdings Inc.(a)	5,666	192,927

		1,573,523

Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B(a)	83,095	15,568,679
Equitable Holdings Inc.	18,734	343,207
Jefferies Financial Group Inc.	9,778	134,154
Voya Financial Inc.	5,729	258,779

		16,304,819

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 1.8%
AT&T Inc.	310,325	$9,455,602
CenturyLink Inc.	41,690	442,748
GCI Liberty Inc., Class A(a)	4,105	249,707
Verizon Communications Inc.	175,693	10,093,563

		20,241,620

Electric Utilities — 1.9%
ALLETE Inc.	2,200	126,632
Alliant Energy Corp.	10,118	491,229
American Electric Power Co. Inc.	20,940	1,740,323
Avangrid Inc.	2,320	99,760
Duke Energy Corp.	30,907	2,616,587
Edison International	15,207	892,803
El Paso Electric Co.	1,752	119,136
Entergy Corp.	8,444	806,487
Evergy Inc.	9,672	565,135
Eversource Energy	13,743	1,109,060
Exelon Corp.	41,328	1,532,442
FirstEnergy Corp.	22,932	946,404
Hawaiian Electric Industries Inc.	4,738	187,009
IDACORP Inc.	2,109	193,564
NextEra Energy Inc.	20,767	4,799,669
NRG Energy Inc.	10,744	360,246
OGE Energy Corp.	8,438	265,966
Pinnacle West Capital Corp.	4,732	364,317
PNM Resources Inc.	3,366	136,289
Portland General Electric Co.	3,728	174,433
PPL Corp.	32,653	830,039
Southern Co. (The)	44,459	2,522,159
Xcel Energy Inc.	22,263	1,415,036

		22,294,725

Electrical Equipment — 0.5%
Acuity Brands Inc.	1,667	144,346
AMETEK Inc.	9,676	811,526
Eaton Corp. PLC	17,520	1,462,920
Emerson Electric Co.	25,974	1,481,297
EnerSys	1,731	101,073
Generac Holdings Inc.(a)	2,618	255,098
GrafTech International Ltd.	2,540	20,625
Hubbell Inc.	2,337	290,793
nVent Electric PLC	6,395	119,267
Regal Beloit Corp.	1,743	123,770
Rockwell Automation Inc.	4,903	929,020
Sensata Technologies Holding PLC(a)	6,821	248,148

		5,987,883

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	12,659	1,117,283
Anixter International Inc.(a)	1,221	113,382
Arrow Electronics Inc.(a)	3,541	222,800
Avnet Inc.	4,471	134,219
Belden Inc.	1,520	51,969
CDW Corp./DE	6,146	680,977
Cognex Corp.	7,315	404,081
Coherent Inc.(a)	1,024	130,939
Corning Inc.	32,795	721,818
Dolby Laboratories Inc., Class A	2,715	162,981
FLIR Systems Inc.	5,794	251,460
IPG Photonics Corp.(a)	1,503	194,383
Itron Inc.(a)	1,529	106,755
Jabil Inc.	5,950	169,218

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Keysight Technologies Inc.(a)	7,933	$767,676
Littelfuse Inc.	1,032	149,888
National Instruments Corp.	5,041	193,675
SYNNEX Corp.	1,711	149,815
TE Connectivity Ltd.	14,205	1,043,499
Tech Data Corp.(a)	1,524	214,335
Trimble Inc.(a)	10,646	368,671
Vishay Intertechnology Inc.	5,731	95,077
Zebra Technologies Corp., Class A(a)	2,281	523,855

		7,968,756

Energy Equipment &Services — 0.2%
Apergy Corp.(a)(b)	3,217	29,629
Baker Hughes Co.	27,444	382,844
Core Laboratories NV(b)	1,874	36,749
Halliburton Co.	37,544	394,212
Helmerich & Payne Inc.	4,603	91,001
National Oilwell Varco Inc.	16,352	206,689
Patterson-UTI Energy Inc.	7,998	29,513
Schlumberger Ltd.	58,762	988,377
TechnipFMC PLC	17,760	158,242
Transocean Ltd.(a)(b)	24,423	31,261

		2,348,517

Entertainment — 1.9%
Activision Blizzard Inc.	32,569	2,075,622
Cinemark Holdings Inc.	4,661	66,559
Electronic Arts Inc.(a)	12,359	1,412,139
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	979	29,615
Liberty Media Corp.-Liberty Formula One, Class C,NVS(a)	8,671	279,120
Lions Gate Entertainment Corp., Class A(a)	2,684	19,164
Lions Gate Entertainment Corp., Class B, NVS(a)	4,590	30,661
Live Nation Entertainment Inc.(a)(b)	6,066	272,181
Madison Square Garden Entertainment Corp.(a)	723	59,792
Madison Square Garden Sports Co. (The)(a)	741	126,948
Netflix Inc.(a)	18,617	7,816,348
Roku Inc.(a)	3,864	468,433
Take-Two Interactive Software Inc.(a)	4,852	587,335
Walt Disney Co. (The)	76,568	8,280,829
World Wrestling Entertainment Inc., Class A(b)	2,020	89,829
Zynga Inc., Class A(a)	39,989	301,517

		21,916,092

Equity Real Estate Investment Trusts (REITs) — 3.5%
Acadia Realty Trust	3,773	46,748
Alexandria Real Estate Equities Inc.	5,213	818,910
American Campus Communities Inc.	5,852	206,517
American Homes 4 Rent, Class A	10,933	263,923
American Tower Corp.	18,821	4,479,398
Americold Realty Trust	8,139	248,972
Apartment Investment & Management Co., Class A	6,284	236,718
Apple Hospitality REIT Inc.	9,351	90,518
AvalonBay Communities Inc.	5,962	971,508
Boston Properties Inc.	6,105	593,284
Brandywine Realty Trust	7,711	86,055
Brixmor Property Group Inc.	12,623	144,533
Camden Property Trust	4,087	359,942
Colony Capital Inc.	20,368	47,050
Columbia Property Trust Inc.	4,877	69,692
CoreCivic Inc.	4,948	64,918
CoreSite Realty Corp.	1,558	188,814

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Corporate Office Properties Trust	4,542	$120,000
Cousins Properties Inc.	6,291	189,800
Crown Castle International Corp.	17,694	2,820,954
CubeSmart	8,387	211,352
CyrusOne Inc.	4,787	335,808
DiamondRock Hospitality Co.	8,155	50,806
Digital Realty Trust Inc.	11,192	1,673,092
Diversified Healthcare Trust	10,395	32,328
Douglas Emmett Inc.	7,067	215,473
Duke Realty Corp.	15,733	545,935
EastGroup Properties Inc.	1,656	175,536
EPR Properties	3,259	95,880
Equinix Inc.	3,615	2,440,848
Equity Commonwealth	5,243	178,000
Equity LifeStyle Properties Inc.	7,804	470,659
Equity Residential	14,804	963,148
Essex Property Trust Inc.	2,810	685,921
Extra Space Storage Inc.	5,526	487,614
Federal Realty Investment Trust	2,960	246,479
First Industrial Realty Trust Inc.	5,332	201,390
Gaming and Leisure Properties Inc.	8,652	244,333
GEO Group Inc. (The)	5,059	64,148
Healthcare Realty Trust Inc.	5,835	171,491
Healthcare Trust of America Inc., Class A(b)	8,657	213,222
Healthpeak Properties Inc.	21,160	553,122
Highwoods Properties Inc.	4,316	167,504
Host Hotels & Resorts Inc.	30,435	374,655
Hudson Pacific Properties Inc.	6,681	164,219
Invitation Homes Inc.	22,789	538,960
Iron Mountain Inc.	11,997	290,088
JBG SMITH Properties	5,065	171,957
Kilroy Realty Corp.	4,139	257,694
Kimco Realty Corp.	18,240	198,998
Lamar Advertising Co., Class A	3,717	214,285
Lexington Realty Trust(b)	10,522	109,955
Life Storage Inc.	1,941	170,012
Macerich Co. (The)	4,518	33,749
Mack-Cali Realty Corp.	3,809	61,668
Medical Properties Trust Inc.	21,959	376,377
Mid-America Apartment Communities Inc.	4,879	546,058
National Health Investors Inc.	1,848	101,751
National Retail Properties Inc.	7,289	237,913
Omega Healthcare Investors Inc.	9,437	275,089
Outfront Media Inc.	6,199	97,262
Paramount Group Inc.	8,408	81,137
Park Hotels & Resorts Inc.	10,203	97,031
Pebblebrook Hotel Trust	5,556	65,783
Physicians Realty Trust	8,672	133,722
Piedmont Office Realty Trust Inc., Class A	5,321	92,319
PotlatchDeltic Corp.	2,966	104,136
Prologis Inc.	31,417	2,803,339
PS Business Parks Inc.	850	109,727
Public Storage	6,406	1,187,993
Rayonier Inc.	5,512	132,453
Realty Income Corp.	14,543	798,702
Regency Centers Corp.	7,056	309,829
Retail Properties of America Inc., Class A	8,702	53,952
Rexford Industrial Realty Inc.	4,661	189,796
RLJ Lodging Trust(b)	7,274	67,575
Ryman Hospitality Properties Inc.	2,310	81,635

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sabra Health Care REIT Inc.	8,941	$114,624
SBA Communications Corp.	4,797	1,390,746
Service Properties Trust	7,054	48,884
Simon Property Group Inc.	13,068	872,550
SITE Centers Corp.	6,455	39,117
SL Green Realty Corp.	3,481	184,667
Spirit Realty Capital Inc.	4,236	130,299
STORE Capital Corp.	9,011	180,851
Sun Communities Inc.	3,933	528,595
Sunstone Hotel Investors Inc.	9,361	86,028
Taubman Centers Inc.	2,684	115,680
UDR Inc.	12,436	465,977
Urban Edge Properties	5,008	57,592
Ventas Inc.	15,823	511,874
VEREIT Inc.	45,940	251,751
VICI Properties Inc.	19,578	341,049
Vornado Realty Trust	6,726	294,733
Washington REIT	3,363	78,425
Weingarten Realty Investors	5,029	91,478
Welltower Inc.	17,272	884,845
Weyerhaeuser Co.	31,893	697,500
WP Carey Inc.	7,346	483,220
Xenia Hotels & Resorts Inc.	4,969	48,199

		40,900,846

Food &Staples Retailing — 1.5%
Casey’s General Stores Inc.	1,583	239,682
Costco Wholesale Corp.	18,768	5,686,704
Kroger Co. (The)	34,108	1,078,154
Performance Food Group Co.(a)	4,982	146,222
Sprouts Farmers Market Inc.(a)	5,159	107,204
Sysco Corp.	21,582	1,214,419
U.S. Foods Holding Corp.(a)	9,389	201,863
Walgreens Boots Alliance Inc.	31,784	1,375,929
Walmart Inc.	60,263	7,324,968

		17,375,145

Food Products — 1.2%
Archer-Daniels-Midland Co.	23,561	875,056
Beyond Meat Inc.(a)(b)	437	43,259
Bunge Ltd.	5,906	234,291
Campbell Soup Co.	7,162	357,957
Conagra Brands Inc.	20,747	693,780
Darling Ingredients Inc.(a)	7,113	146,457
Flowers Foods Inc.	8,004	178,329
General Mills Inc.	25,648	1,536,059
Hain Celestial Group Inc. (The)(a)(b)	3,191	82,455
Hershey Co. (The)	6,324	837,487
Hormel Foods Corp.(b)	11,756	550,769
Ingredion Inc.	2,821	229,065
JM Smucker Co. (The)	4,814	553,177
Kellogg Co.	10,605	694,627
Kraft Heinz Co. (The)	26,512	804,109
Lamb Weston Holdings Inc.	6,257	383,929
Lancaster Colony Corp.	864	116,320
McCormick & Co. Inc./MD, NVS	5,273	827,017
Mondelez International Inc., Class A	61,251	3,150,751
Pilgrim’s Pride Corp.(a)	2,183	48,026
Post Holdings Inc.(a)	2,793	256,537
Seaboard Corp.	10	30,111
TreeHouse Foods Inc.(a)	2,315	119,755

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Tyson Foods Inc., Class A	12,509	$777,935

		13,527,258

Gas Utilities — 0.1%
Atmos Energy Corp.	5,114	521,475
National Fuel Gas Co.	3,735	153,135
New Jersey Resources Corp.	4,193	141,639
ONE Gas Inc.	2,211	176,239
South Jersey Industries Inc.	3,763	107,584
Southwest Gas Holdings Inc.	2,322	176,008
Spire Inc.	2,169	158,250
UGI Corp.	8,887	268,210

		1,702,540

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	75,081	6,914,209
ABIOMED Inc.(a)(b)	1,900	363,375
Align Technology Inc.(a)	3,067	658,945
Avanos Medical Inc.(a)	2,034	63,156
Baxter International Inc.	21,706	1,927,059
Becton Dickinson and Co.	11,511	2,906,873
Boston Scientific Corp.(a)	59,090	2,214,693
Cantel Medical Corp.	1,515	56,055
Cooper Companies Inc. (The)	2,124	608,951
Danaher Corp.	27,176	4,442,189
Dentsply Sirona Inc.	9,521	404,071
DexCom Inc.(a)	3,882	1,301,246
Edwards Lifesciences Corp.(a)	8,843	1,923,353
Globus Medical Inc., Class A(a)	3,299	156,571
Haemonetics Corp.(a)	2,113	240,417
Hill-Rom Holdings Inc.	2,833	318,684
Hologic Inc.(a)	11,428	572,543
ICU Medical Inc.(a)	816	178,957
IDEXX Laboratories Inc.(a)	3,653	1,014,073
Insulet Corp.(a)(b)	2,633	525,863
Integra LifeSciences Holdings Corp.(a)	2,999	153,099
Intuitive Surgical Inc.(a)	4,899	2,502,801
LivaNova PLC(a)	2,027	107,674
Masimo Corp.(a)	2,076	444,077
Medtronic PLC	56,941	5,559,150
Neogen Corp.(a)	2,163	135,382
NuVasive Inc.(a)	2,132	129,796
Penumbra Inc.(a)(b)	1,371	243,106
ResMed Inc.	6,138	953,354
Steris PLC(b)	3,596	512,430
Stryker Corp.	13,650	2,544,769
Teleflex Inc.	1,959	657,049
Varian Medical Systems Inc.(a)	3,824	437,389
West Pharmaceutical Services Inc.	3,161	598,251
Zimmer Biomet Holdings Inc.	8,739	1,046,058

		42,815,668

Health Care Providers & Services — 2.8%
Acadia Healthcare Co. Inc.(a)	3,785	90,878
Amedisys Inc.(a)	1,366	251,562
AmerisourceBergen Corp.	6,417	575,348
Anthem Inc.	10,749	3,017,567
Cardinal Health Inc.	12,412	614,146
Centene Corp.(a)	24,834	1,653,448
Chemed Corp.	684	284,934
Cigna Corp.(a)	15,892	3,111,336
Covetrus Inc.(a)(b)	4,012	47,703

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	55,335	$3,405,869
DaVita Inc.(a)	3,837	303,161
Encompass Health Corp.	4,252	281,695
Guardant Health Inc.(a)(b)	1,698	130,678
HCA Healthcare Inc.	11,190	1,229,557
HealthEquity Inc.(a)(b)	2,948	165,884
Henry Schein Inc.(a)(b)	6,205	338,545
Humana Inc.	5,620	2,145,828
Laboratory Corp. of America Holdings(a)	4,155	683,290
McKesson Corp.	6,854	968,127
MEDNAX Inc.(a)	3,343	48,540
Molina Healthcare Inc.(a)	2,669	437,636
Premier Inc., Class A(a)(b)	2,688	89,134
Quest Diagnostics Inc.	5,700	627,627
Tenet Healthcare Corp.(a)	4,393	88,651
UnitedHealth Group Inc.	40,247	11,771,040
Universal Health Services Inc., Class B	3,420	361,460

		32,723,644

Health Care Technology — 0.2%
Cerner Corp.	13,329	924,900
Teladoc Health Inc.(a)	3,041	500,518
Veeva Systems Inc., Class A(a)	5,614	1,071,151

		2,496,569

Hotels, Restaurants & Leisure — 1.7%
Aramark	10,727	292,954
Boyd Gaming Corp.	3,366	56,179
Caesars Entertainment Corp.(a)	23,602	227,995
Carnival Corp.(b)	19,786	314,597
Cheesecake Factory Inc. (The)(b)	1,765	39,342
Chipotle Mexican Grill Inc.(a)	1,083	951,470
Choice Hotels International Inc.(b)	1,313	98,541
Churchill Downs Inc.	1,473	147,624
Cracker Barrel Old Country Store Inc.	1,000	97,400
Darden Restaurants Inc.	5,565	410,641
Domino’s Pizza Inc.	1,644	595,013
Dunkin’ Brands Group Inc.	3,604	226,475
Extended Stay America Inc.	7,963	86,558
Hilton Grand Vacations Inc.(a)	3,722	76,673
Hilton Worldwide Holdings Inc.	11,924	902,766
Hyatt Hotels Corp., Class A	1,458	82,027
Las Vegas Sands Corp.	14,384	690,720
Marriott International Inc./MD, Class A	11,521	1,047,720
Marriott Vacations Worldwide Corp.	1,608	133,464
McDonald’s Corp.	31,992	6,000,420
MGM Resorts International	22,144	372,684
Norwegian Cruise Line Holdings Ltd.(a)	9,166	150,322
Planet Fitness Inc., Class A(a)(b)	3,520	212,362
Royal Caribbean Cruises Ltd.	7,327	342,684
Six Flags Entertainment Corp.	3,332	66,673
Starbucks Corp.	50,217	3,853,150
Texas Roadhouse Inc.	2,747	129,356
Vail Resorts Inc.	1,722	294,462
Wendy’s Co. (The)	7,825	155,405
Wyndham Destinations Inc.	3,863	98,777
Wyndham Hotels & Resorts Inc.	4,121	155,403
Wynn Resorts Ltd.	4,076	348,620
Yum! Brands Inc.	12,898	1,114,774

		19,773,251

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 0.3%
DR Horton Inc.	14,203	$670,666
Garmin Ltd.	6,136	497,998
Helen of Troy Ltd.(a)	1,097	180,215
Leggett & Platt Inc.	5,717	200,838
Lennar Corp., Class A(b)	11,785	590,075
Lennar Corp., Class B	688	26,247
Mohawk Industries Inc.(a)	2,515	220,616
Newell Brands Inc.	16,454	228,381
NVR Inc.(a)	149	461,900
PulteGroup Inc.	10,992	310,744
Tempur Sealy International Inc.(a)	1,883	101,211
Toll Brothers Inc.	4,975	119,499
Whirlpool Corp.	2,709	302,704

		3,911,094

Household Products — 1.6%
Church & Dwight Co. Inc.	10,347	724,186
Clorox Co. (The)	5,340	995,590
Colgate-Palmolive Co.	36,450	2,561,341
Energizer Holdings Inc.	2,869	111,776
Kimberly-Clark Corp.	14,533	2,012,530
Procter & Gamble Co. (The)	105,940	12,487,148
Spectrum Brands Holdings Inc.	1,961	84,441

		18,977,012

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	28,477	377,320
Vistra Energy Corp.	19,210	375,364

		752,684

Industrial Conglomerates — 1.1%
3M Co.	24,453	3,714,900
Carlisle Companies Inc.	2,387	288,732
General Electric Co.	371,736	2,527,805
Honeywell International Inc.	30,369	4,309,361
Roper Technologies Inc.	4,416	1,505,988

		12,346,786

Insurance — 2.1%
Aflac Inc.	31,204	1,162,037
Alleghany Corp.	604	322,361
Allstate Corp. (The)	13,748	1,398,447
American Financial Group Inc./OH	3,171	210,047
American International Group Inc.	37,003	940,986
Aon PLC	9,946	1,717,376
Arch Capital Group Ltd.(a)	17,373	417,473
Arthur J Gallagher & Co.	7,900	620,150
Assurant Inc.	2,607	276,968
Assured Guaranty Ltd.	4,192	124,628
Athene Holding Ltd., Class A(a)	4,966	134,082
Axis Capital Holdings Ltd.	3,479	127,331
Brighthouse Financial Inc.(a)	4,731	121,634
Brown & Brown Inc.	10,028	360,105
Chubb Ltd.	19,214	2,075,304
Cincinnati Financial Corp.	6,484	426,647
CNA Financial Corp.	1,131	35,717
CNO Financial Group Inc.	6,298	88,550
Enstar Group Ltd.(a)	627	90,677
Erie Indemnity Co., Class A, NVS	784	139,599
Everest Re Group Ltd.	1,747	302,458
Fidelity National Financial Inc.	11,650	315,133
First American Financial Corp.	4,661	214,965
Genworth Financial Inc., Class A(a)	20,820	75,577

Security	Shares	Value

Insurance (continued)
Globe Life Inc.	4,197	$345,581
Hanover Insurance Group Inc. (The)	1,685	169,140
Hartford Financial Services Group Inc. (The)	15,285	580,677
Kemper Corp.	2,705	181,830
Lincoln National Corp.	8,441	299,402
Loews Corp.	10,747	372,491
Markel Corp.(a)	592	512,577
Marsh & McLennan Companies Inc.	21,390	2,081,889
Mercury General Corp.	1,129	46,244
MetLife Inc.	33,172	1,196,846
Old Republic International Corp.	12,394	197,684
Primerica Inc.	1,806	187,661
Principal Financial Group Inc.	11,031	401,639
ProAssurance Corp.	2,408	51,507
Progressive Corp. (The)	24,874	1,922,760
Prudential Financial Inc.	17,069	1,064,594
Reinsurance Group of America Inc.	2,628	275,099
RenaissanceRe Holdings Ltd.	1,867	272,601
RLI Corp.(b)	1,735	126,360
Selective Insurance Group Inc.	2,521	126,378
Travelers Companies Inc. (The)	10,976	1,110,881
Unum Group	8,707	151,937
White Mountains Insurance Group Ltd.	126	122,598
Willis Towers Watson PLC	5,449	971,502
WR Berkley Corp.	6,191	334,314

		24,802,444

Interactive Media & Services — 5.0%
Alphabet Inc., Class A(a)	12,729	17,142,144
Alphabet Inc., Class C, NVS(a)	12,697	17,123,936
ANGI Homeservices Inc., Class A(a)(b)	3,141	21,280
Cargurus Inc.(a)(b)	3,010	68,869
Facebook Inc., Class A(a)	102,230	20,927,503
IAC/InterActiveCorp.(a)	3,067	685,413
Match Group Inc.(a)(b)	2,324	178,855
Pinterest Inc., Class A(a)	4,330	89,458
Snap Inc., Class A, NVS(a)(b)	33,332	586,977
TripAdvisor Inc.	4,437	88,607
Twitter Inc.(a)	32,806	940,876
Yelp Inc.(a)	2,745	61,351
Zillow Group Inc., Class A(a)	1,465	63,786
Zillow Group Inc., Class C, NVS(a)(b)	5,411	237,868

		58,216,923

Internet & Direct Marketing Retail — 4.3%
Amazon.com Inc.(a)	17,692	43,770,008
Booking Holdings Inc.(a)	1,775	2,628,012
Chewy Inc., Class A(a)(b)	2,269	98,112
eBay Inc.	32,451	1,292,523
Etsy Inc.(a)	5,089	330,124
Expedia Group Inc.	5,944	421,905
Grubhub Inc.(a)(b)	3,794	181,315
Qurate Retail Inc., Series A(a)(b)	16,898	136,113
Wayfair Inc., Class A(a)(b)	2,833	351,405

		49,209,517

IT Services — 5.5%
Accenture PLC, Class A	26,985	4,997,352
Akamai Technologies Inc.(a)	6,850	669,313
Alliance Data Systems Corp.	1,740	87,122
Amdocs Ltd.	5,771	371,883
Automatic Data Processing Inc.	18,411	2,700,710

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Black Knight Inc.(a)	6,352	$448,261
Booz Allen Hamilton Holding Corp.	6,008	441,227
Broadridge Financial Solutions Inc.	4,853	562,948
CACI International Inc., Class A(a)	1,051	262,897
Cognizant Technology Solutions Corp., Class A	23,250	1,348,965
DXC Technology Co.	10,963	198,759
EPAM Systems Inc.(a)	2,329	514,453
Euronet Worldwide Inc.(a)	2,314	212,333
Fidelity National Information Services Inc.	26,144	3,448,132
Fiserv Inc.(a)	24,211	2,495,186
FleetCor Technologies Inc.(a)	3,670	885,387
Gartner Inc.(a)	3,841	456,349
Genpact Ltd.	6,705	230,853
Global Payments Inc.	12,742	2,115,427
GoDaddy Inc., Class A(a)	7,427	515,657
International Business Machines Corp.	37,637	4,725,702
Jack Henry & Associates Inc.	3,244	530,556
KBR Inc.	5,813	117,771
Leidos Holdings Inc.	5,618	555,115
LiveRamp Holdings Inc.(a)	2,883	109,150
Mastercard Inc., Class A	37,712	10,369,669
MAXIMUS Inc.	2,665	179,408
MongoDB Inc.(a)	1,472	238,655
Okta Inc.(a)	4,782	723,517
Paychex Inc.	13,584	930,776
PayPal Holdings Inc.(a)	49,883	6,135,609
Perspecta Inc.	5,929	127,889
Sabre Corp.	11,476	83,430
Science Applications International Corp.	2,132	174,099
Square Inc., Class A(a)	14,551	947,852
Twilio Inc., Class A(a)(b)	5,292	594,292
VeriSign Inc.(a)	4,404	922,594
Visa Inc., Class A	72,721	12,996,697
Western Union Co. (The)	18,073	344,652
WEX Inc.(a)	1,853	245,189

		64,015,836

Leisure Products — 0.1%
Brunswick Corp./DE	3,461	165,159
Hasbro Inc.	5,349	386,251
Mattel Inc.(a)	14,725	128,402
Polaris Inc.	2,451	173,850

		853,662

Life Sciences Tools &Services — 1.2%
Agilent Technologies Inc.	13,142	1,007,466
Avantor Inc.(a)	9,423	158,401
Bio-Rad Laboratories Inc., Class A(a)	913	401,811
Bio-Techne Corp.	1,632	367,200
Bruker Corp.	4,218	165,852
Charles River Laboratories International Inc.(a)	2,084	301,492
Illumina Inc.(a)	6,251	1,994,257
IQVIA Holdings Inc.(a)	7,631	1,088,104
Mettler-Toledo International Inc.(a)	1,036	745,858
PerkinElmer Inc.	4,732	428,388
PRA Health Sciences Inc.(a)	2,667	257,365
Repligen Corp.(a)(b)	1,970	228,815
Syneos Health Inc.(a)	2,582	144,050
Thermo Fisher Scientific Inc.	17,035	5,701,274
Waters Corp.(a)	2,734	511,258

		13,501,591

Security	Shares	Value

Machinery — 1.6%
AGCO Corp.	2,675	$141,347
Allison Transmission Holdings Inc.	5,031	182,827
Barnes Group Inc.	2,102	80,675
Caterpillar Inc.	23,519	2,737,141
Colfax Corp.(a)(b)	3,548	91,503
Crane Co.	2,129	115,924
Cummins Inc.	6,501	1,062,913
Deere & Co.	13,348	1,936,261
Donaldson Co. Inc.	5,383	235,937
Dover Corp.	6,194	580,068
Flowserve Corp.	5,632	158,653
Fortive Corp.	12,600	806,400
Gates Industrial Corp. PLC(a)(b)	1,931	16,587
Graco Inc.	7,144	319,051
Hillenbrand Inc.	3,150	65,992
IDEX Corp.	3,213	493,613
Illinois Tool Works Inc.	12,400	2,015,000
Ingersoll Rand Inc.(a)(b)	14,691	427,214
ITT Inc.	3,655	192,692
Kennametal Inc.	3,371	86,331
Lincoln Electric Holdings Inc.	2,587	208,279
Middleby Corp. (The)(a)	2,366	131,621
Navistar International Corp.(a)(b)	2,714	64,512
Nordson Corp.	2,189	352,232
Oshkosh Corp.	2,839	191,718
Otis Worldwide Corp.(a)	17,197	875,499
PACCAR Inc.	14,608	1,011,312
Parker-Hannifin Corp.	5,468	864,600
Pentair PLC	7,137	246,869
Snap-on Inc.	2,331	303,706
Stanley Black & Decker Inc.	6,463	712,223
Terex Corp.	2,700	41,013
Timken Co. (The)	2,794	104,999
Toro Co. (The)	4,488	286,379
Trinity Industries Inc.	4,344	83,796
WABCO Holdings Inc.(a)	2,201	295,770
Welbilt Inc.(a)(b)	5,911	29,141
Westinghouse Air Brake Technologies Corp.	7,724	435,788
Woodward Inc.	2,364	143,164
Xylem Inc./NY	7,614	547,447

		18,676,197

Marine — 0.0%
Kirby Corp.(a)(b)	2,544	135,900

Media — 1.4%
Altice USA Inc., Class A(a)	13,119	340,700
AMC Networks Inc., Class A(a)	1,931	46,054
Cable One Inc.	217	415,091
Charter Communications Inc., Class A(a)	6,671	3,303,679
Comcast Corp., Class A	192,856	7,257,171
Discovery Inc., Class A(a)(b)	6,552	146,896
Discovery Inc.,Class C, NVS(a)	14,234	290,516
DISH Network Corp., Class A(a)(b)	10,748	268,861
Fox Corp., Class A, NVS(b)	14,904	385,567
Fox Corp., Class B(a)	6,846	174,984
Interpublic Group of Companies Inc. (The)	16,283	276,485
John Wiley & Sons Inc., Class A	1,825	68,529
Liberty Broadband Corp., Class A(a)	1,078	129,382
Liberty Broadband Corp., Class C, NVS(a)	6,464	793,004
Liberty Global PLC, Class A(a)(b)	6,929	134,561

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Liberty Global PLC, Class C, NVS(a)(b)	17,475	$319,967
Liberty Latin America Ltd., Class A(a)	1,711	18,308
Liberty Latin America Ltd., Class C, NVS(a)	4,648	48,060
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	3,541	119,367
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)(b)	6,094	207,623
Meredith Corp.	1,722	25,537
New York Times Co. (The), Class A	6,010	195,445
News Corp., Class A, NVS	16,414	162,663
News Corp., Class B	4,955	50,640
Nexstar Media Group Inc., Class A	1,910	133,776
Omnicom Group Inc.	9,336	532,432
Sinclair Broadcast Group Inc., Class A	2,769	48,873
Sirius XM Holdings Inc.(b)	58,582	346,220
TEGNA Inc.	8,993	96,405
ViacomCBS Inc., Class B, NVS	22,839	394,201

		16,730,997

Metals & Mining — 0.4%
Alcoa Corp.(a)	7,769	63,317
Allegheny Technologies Inc.(a)	5,215	39,165
Arconic Corp.(a)	4,086	35,630
Carpenter Technology Corp.	1,959	43,431
Commercial Metals Co.	4,891	77,963
Freeport-McMoRan Inc.	61,471	542,789
Newmont Corp.	34,821	2,071,153
Nucor Corp.	12,908	531,680
Reliance Steel & Aluminum Co.	2,837	254,138
Royal Gold Inc.	2,809	344,187
Steel Dynamics Inc.	9,317	226,124
U.S. Steel Corp.(b)	7,392	56,771
Worthington Industries Inc.	1,646	43,520

		4,329,868

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	23,047	286,244
Annaly Capital Management Inc.	60,112	375,700
Blackstone Mortgage Trust Inc., Class A(b)	5,749	135,274
Chimera Investment Corp.	7,816	60,730
Invesco Mortgage Capital Inc.	6,995	21,265
MFA Financial Inc.	18,889	33,056
New Residential Investment Corp.	18,084	110,132
Starwood Property Trust Inc.	12,031	155,681
Two Harbors Investment Corp.	11,413	52,157

		1,230,239

Multi-Utilities — 1.0%
Ameren Corp.	10,485	762,784
Avista Corp.	2,830	121,803
Black Hills Corp.	2,593	160,610
CenterPoint Energy Inc.	21,325	363,165
CMS Energy Corp.	12,093	690,389
Consolidated Edison Inc.	14,105	1,111,474
Dominion Energy Inc.	35,029	2,701,787
DTE Energy Co.	8,152	845,689
MDU Resources Group Inc.	8,638	194,010
NiSource Inc.	15,749	395,457
NorthWestern Corp.	2,223	128,245
Public Service Enterprise Group Inc.	21,462	1,088,338
Sempra Energy	11,951	1,480,131
WEC Energy Group Inc.	13,347	1,208,571

		11,252,453

Security	Shares	Value

Multiline Retail — 0.5%
Dollar General Corp.	10,835	$1,899,376
Dollar Tree Inc.(a)	10,065	801,879
Kohl’s Corp.	6,704	123,756
Macy’s Inc.(b)	12,856	75,336
Nordstrom Inc.(b)	4,448	83,533
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	2,345	159,249
Target Corp.	21,483	2,357,544

		5,500,673

Oil, Gas &Consumable Fuels — 2.7%
Apache Corp.	15,880	207,710
Cabot Oil &Gas Corp.	17,279	373,572
Cheniere Energy Inc.(a)	9,923	463,305
Chesapeake Energy Corp.(a)(b)	260	4,550
Chevron Corp.	80,326	7,389,992
Cimarex Energy Co.	4,295	109,179
Concho Resources Inc.	8,630	489,494
ConocoPhillips	46,517	1,958,366
Continental Resources Inc./OK(b)	3,572	58,545
CVR Energy Inc.	1,238	29,526
Delek U.S. Holdings Inc.	3,209	74,930
Devon Energy Corp.	16,422	204,782
Diamondback Energy Inc.	6,924	301,471
EOG Resources Inc.	24,688	1,172,927
EQT Corp.	10,829	157,995
Equitrans Midstream Corp.	8,847	74,138
Exxon Mobil Corp.	179,742	8,352,611
Hess Corp.	10,991	534,602
HollyFrontier Corp.	6,428	212,381
Kinder Morgan Inc./DE	82,882	1,262,293
Marathon Oil Corp.	33,689	206,177
Marathon Petroleum Corp.	27,555	883,964
Matador Resources Co.(a)(b)	4,312	30,357
Murphy Oil Corp.	6,431	76,272
Noble Energy Inc.	20,143	197,603
Occidental Petroleum Corp.	38,012	630,999
ONEOK Inc.	17,654	528,384
Ovintiv Inc.	11,022	69,769
Parsley Energy Inc., Class A	13,134	124,116
PBF Energy Inc., Class A	4,328	49,339
Peabody Energy Corp.	3,307	11,211
Phillips 66	18,925	1,384,742
Pioneer Natural Resources Co.	7,100	634,101
Targa Resources Corp.	9,931	128,706
Valero Energy Corp.	17,464	1,106,345
Williams Companies Inc. (The)	51,709	1,001,603
World Fuel Services Corp.	2,829	70,725
WPX Energy Inc.(a)	17,938	109,960

		30,676,742

Paper & Forest Products — 0.0%
Domtar Corp.	2,313	54,032
Louisiana-Pacific Corp.	5,201	104,020

		158,052

Personal Products — 0.2%
Coty Inc., Class A	12,661	69,002
Estee Lauder Companies Inc. (The), Class A	9,434	1,664,158
Herbalife Nutrition Ltd.(a)	3,946	147,383
Nu Skin Enterprises Inc., Class A	2,323	67,855

		1,948,398

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 4.6%
Allergan PLC	13,917	$2,607,211
Bristol-Myers Squibb Co.	99,584	6,055,703
Catalent Inc.(a)	6,594	455,975
Elanco Animal Health Inc.(a)(b)	16,858	416,561
Eli Lilly & Co.	35,895	5,550,803
Horizon Therapeutics PLC(a)	8,084	291,347
Jazz Pharmaceuticals PLC(a)	2,403	264,931
Johnson & Johnson	111,805	16,775,222
Merck & Co. Inc.	108,156	8,581,097
Mylan NV(a)	21,814	365,821
Nektar Therapeutics(a)(b)	7,207	138,374
Perrigo Co. PLC	5,778	307,967
Pfizer Inc.	235,096	9,018,283
Zoetis Inc.	20,265	2,620,467

		53,449,762

Professional Services — 0.5%
ASGN Inc.(a)	2,189	101,679
CoreLogic Inc.	3,309	127,132
CoStar Group Inc.(a)	1,558	1,009,989
Equifax Inc.(b)	5,101	708,529
FTI Consulting Inc.(a)	1,586	201,993
IHS Markit Ltd.	17,035	1,146,456
Insperity Inc.	1,707	81,441
Korn Ferry	2,369	68,298
ManpowerGroup Inc.	2,414	179,215
Nielsen Holdings PLC	15,402	226,871
Robert Half International Inc.	5,041	238,288
TransUnion	8,011	631,187
TriNet Group Inc.(a)(b)	1,825	89,370
Verisk Analytics Inc.	6,950	1,062,169

		5,872,617

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	14,283	613,169
Howard Hughes Corp. (The)(a)	1,832	99,221
Jones Lang LaSalle Inc.	2,191	231,326

		943,716

Road & Rail — 1.0%
AMERCO	350	98,046
Avis Budget Group Inc.(a)(b)	2,628	43,309
CSX Corp.	32,968	2,183,471
JB Hunt Transport Services Inc.	3,583	362,313
Kansas City Southern	4,189	546,874
Knight-Swift Transportation Holdings Inc.(b)	5,343	198,653
Landstar System Inc.(b)	1,703	175,937
Lyft Inc., Class A(a)	8,716	286,146
Norfolk Southern Corp.	11,041	1,889,115
Old Dominion Freight Line Inc.(b)	4,053	588,860
Ryder System Inc.	2,341	82,871
Uber Technologies Inc.(a)	8,663	262,229
Union Pacific Corp.	29,505	4,714,604

		11,432,428

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices Inc.(a)	49,753	2,606,560
Analog Devices Inc.	15,679	1,718,419
Applied Materials Inc.	39,162	1,945,568
Broadcom Inc.	16,861	4,579,785
Cirrus Logic Inc.(a)	2,415	182,574
Cree Inc.(a)(b)	4,659	200,943
Entegris Inc.	5,645	306,128

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
First Solar Inc.(a)	3,148	$138,544
Intel Corp.	184,793	11,083,884
KLA Corp.	6,686	1,097,106
Lam Research Corp.(b)	6,150	1,569,972
Marvell Technology Group Ltd.	28,130	752,196
Maxim Integrated Products Inc.	11,482	631,280
Microchip Technology Inc.	10,216	896,250
Micron Technology Inc.(a)	46,933	2,247,621
MKS Instruments Inc.	2,344	234,939
Monolithic Power Systems Inc.	1,740	347,843
NVIDIA Corp.	25,998	7,598,696
ON Semiconductor Corp.(a)	17,551	281,606
Qorvo Inc.(a)	4,874	477,798
QUALCOMM Inc.	48,562	3,820,373
Semtech Corp.(a)	2,696	121,967
Silicon Laboratories Inc.(a)	1,824	177,329
Skyworks Solutions Inc.	7,206	748,559
Teradyne Inc.	7,135	446,223
Texas Instruments Inc.	39,732	4,611,693
Universal Display Corp.	1,811	271,867
Xilinx Inc.	10,680	933,432

		50,029,155

Software — 8.9%
ACI Worldwide Inc.(a)	4,898	134,205
Adobe Inc.(a)	20,564	7,272,253
Alteryx Inc., Class A(a)	2,106	238,357
Anaplan Inc.(a)(b)	3,565	145,666
ANSYS Inc.(a)(b)	3,631	950,705
Aspen Technology Inc.(a)	2,883	294,787
Autodesk Inc.(a)	9,329	1,745,736
Avalara Inc.(a)	2,789	249,253
Blackbaud Inc.	2,165	119,638
Cadence Design Systems Inc.(a)(b)	11,921	967,151
CDK Global Inc.	5,263	206,731
CERENCE Inc.(a)(b)	1,491	31,550
Ceridian HCM Holding Inc.(a)(b)	4,206	248,028
Citrix Systems Inc.	4,891	709,244
CommVault Systems Inc.(a)	1,826	77,952
Coupa Software Inc.(a)	2,638	464,525
Crowdstrike Holdings Inc., Class A(a)	878	59,405
DocuSign Inc.(a)	5,280	553,080
Dropbox Inc., Class A(a)	9,086	190,988
Dynatrace Inc.(a)	3,813	113,818
Elastic NV(a)	1,332	85,434
Fair Isaac Corp.(a)	1,248	440,469
FireEye Inc.(a)	9,528	109,667
Fortinet Inc.(a)	6,013	647,841
Guidewire Software Inc.(a)(b)	3,442	312,671
HubSpot Inc.(a)	1,688	284,647
Intuit Inc.	11,079	2,989,225
j2 Global Inc.	1,950	157,248
LogMeIn Inc.	2,021	172,715
Manhattan Associates Inc.(a)(b)	2,675	189,765
Microsoft Corp.	324,079	58,078,198
New Relic Inc.(a)	2,202	118,225
NortonLifeLock Inc.	24,147	513,607
Nuance Communications Inc.(a)(b)	11,932	241,026
Nutanix Inc., Class A(a)(b)	6,307	129,230
Oracle Corp.	92,052	4,875,994
Palo Alto Networks Inc.(a)(b)	4,157	816,892

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Paycom Software Inc.(a)	2,079	$542,661
Paylocity Holding Corp.(a)	1,510	172,940
Pegasystems Inc.	1,542	128,942
Pluralsight Inc., Class A(a)(b)	3,485	57,293
Proofpoint Inc.(a)	2,389	290,813
PTC Inc.(a)(b)	4,468	309,409
RealPage Inc.(a)(b)	3,380	217,976
RingCentral Inc., Class A(a)(b)	3,182	727,182
salesforce.com Inc.(a)	37,681	6,102,438
ServiceNow Inc.(a)	7,995	2,810,562
Slack Technologies Inc., Class A(a)	2,307	61,574
Smartsheet Inc., Class A(a)(b)	3,779	199,229
SolarWinds Corp.(a)	2,766	46,967
Splunk Inc.(a)	6,549	919,218
SS&C Technologies Holdings Inc.	9,421	519,662
Synopsys Inc.(a)	6,364	999,912
Teradata Corp.(a)	4,899	120,466
Trade Desk Inc. (The), Class A(a)(b)	1,711	500,604
Tyler Technologies Inc.(a)	1,656	531,063
Verint Systems Inc.(a)	2,925	125,015
VMware Inc., Class A(a)	3,339	439,145
Workday Inc., Class A(a)	6,960	1,071,144
Zendesk Inc.(a)	4,682	359,952
Zoom Video Communications Inc., Class A(a)	1,245	168,287
Zscaler Inc.(a)	2,722	182,592

		102,540,972

Specialty Retail — 2.2%
Aaron’s Inc.	2,955	94,294
Advance Auto Parts Inc.	2,891	349,551
American Eagle Outfitters Inc.	7,039	55,960
AutoNation Inc.(a)	2,467	91,871
AutoZone Inc.(a)	1,011	1,031,544
Best Buy Co. Inc.	9,604	736,915
Burlington Stores Inc.(a)(b)	2,828	516,647
CarMax Inc.(a)	6,990	514,813
Carvana Co.(a)(b)	2,114	169,353
Dick’s Sporting Goods Inc.	2,846	83,644
Five Below Inc.(a)	2,371	213,769
Floor & Decor Holdings Inc., Class A(a)	2,919	123,766
Foot Locker Inc.	4,758	121,948
Gap Inc. (The)	8,993	73,023
Home Depot Inc. (The)	46,340	10,186,922
L Brands Inc.	10,068	119,709
Lithia Motors Inc., Class A	989	109,344
Lowe’s Companies Inc.	32,599	3,414,745
Murphy USA Inc.(a)	1,248	133,286
National Vision Holdings Inc.(a)(b)	3,330	88,245
O’Reilly Automotive Inc.(a)	3,220	1,244,015
Penske Automotive Group Inc.	1,524	54,834
Ross Stores Inc.	15,376	1,404,751
Tiffany & Co.	4,568	577,852
TJX Companies Inc. (The)	51,409	2,521,611
Tractor Supply Co.	4,981	505,223
Ulta Beauty Inc.(a)	2,426	528,674
Urban Outfitters Inc.(a)	3,165	54,881
Williams-Sonoma Inc.	3,354	207,411

		25,328,601

Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	177,430	52,128,934

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Dell Technologies Inc., Class C(a)	6,555	$279,833
Hewlett Packard Enterprise Co.	55,369	557,012
HP Inc.	62,943	976,246
NCR Corp.(a)	5,283	108,407
NetApp Inc.	9,685	423,912
Pure Storage Inc., Class A(a)	9,458	136,195
Seagate Technology PLC	9,811	490,060
Western Digital Corp.	12,571	579,272
Xerox Holdings Corp.	7,945	145,314

		55,825,185

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	6,401	97,615
Carter’s Inc.	1,845	144,279
Columbia Sportswear Co.	1,251	91,185
Deckers Outdoor Corp.(a)	1,170	174,049
Hanesbrands Inc.	15,104	150,134
Levi Strauss &Co., Class A	1,791	23,086
Lululemon Athletica Inc.(a)(b)	5,086	1,136,619
NIKE Inc., Class B	52,952	4,616,355
PVH Corp.	3,097	152,465
Ralph Lauren Corp.	2,060	151,987
Skechers U.S.A. Inc., Class A(a)	5,715	161,049
Steven Madden Ltd.	3,307	82,907
Tapestry Inc.	11,709	174,230
Under Armour Inc., Class A(a)	7,977	83,120
Under Armour Inc., Class C, NVS(a)	8,228	76,274
VF Corp.	13,946	810,263
Wolverine World Wide Inc.	3,490	71,510

		8,197,127

Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial Inc.	6,252	74,962
Essent Group Ltd.	4,091	111,766
MGIC Investment Corp.	15,294	111,799
New York Community Bancorp. Inc.	19,583	212,671
Radian Group Inc.	8,408	125,952
TFS Financial Corp.	2,217	30,262
Washington Federal Inc.	3,305	88,376

		755,788

Tobacco — 0.7%
Altria Group Inc.	79,467	3,119,080
Philip Morris International Inc.	66,106	4,931,507

		8,050,587

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,406	115,217
Applied Industrial Technologies Inc.	1,699	89,011
Beacon Roofing Supply Inc.(a)	2,736	60,192
Fastenal Co.	24,477	886,557
GATX Corp.	1,516	89,899
HD Supply Holdings Inc.(a)	7,120	211,322
MSC Industrial Direct Co. Inc., Class A	1,933	115,284
SiteOne Landscape Supply Inc.(a)(b)	1,821	161,395
United Rentals Inc.(a)	3,223	414,155
Univar Solutions Inc.(a)	5,627	81,704
Watsco Inc.	1,410	226,996
WESCO International Inc.(a)	1,730	44,755
WW Grainger Inc.	1,852	510,374

		3,006,861

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	3,199	88,260

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co. Inc.	7,649	$930,807
Essential Utilities Inc.	9,189	384,008

		1,314,815

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems Inc.	3,950	77,499
T-Mobile U.S. Inc.(a)(b)	16,222	1,424,292
U.S. Cellular Corp.(a)	662	21,071

		1,522,862

Total Common Stocks — 99.7% (Cost: $741,672,946)		1,155,109,601

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	25,081,392	25,108,982
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	2,196,000	2,196,000

		27,304,982

Total Short-Term Investments — 2.4% (Cost: $27,261,870)		27,304,982

Total Investments in Securities — 102.1% (Cost: $768,934,816)		1,182,414,583

Other Assets, Less Liabilities — (2.1)%		(24,138,898)

Net Assets — 100.0%		$1,158,275,685

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	14,480,981	10,600,411	(b)	—	25,081,392	$25,108,982	$120,017	(c)	$(24,872)		$38,149
BlackRock Cash Funds: Treasury, SL Agency Shares	2,183,402	12,598	(b)	—	2,196,000	2,196,000	34,629		—		—
BlackRock Inc.	5,366	302		(680)	4,988	2,504,176	68,429		116,277		(41,753)

						$29,809,158	$223,075		$91,405		$(3,604)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation	)
Long Contracts
S&P 500 E-Mini	21	06/19/20	$3,048	$306,873

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Dow Jones U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$306,873

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(354,318)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$306,873

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,328,440

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,155,109,601	$—	$—	$1,155,109,601
Money Market Funds	27,304,982	—	—	27,304,982

	$1,182,414,583	$—	$—	$1,182,414,583

Derivative financial instruments(a)
Assets
Futures Contracts	$306,873	$—	$—	$306,873

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments April 30, 2020	iShares® Transportation Average ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 23.0%
CH Robinson Worldwide Inc.	302,473	$21,445,336
Expeditors International of Washington Inc.	311,594	22,311,688
FedEx Corp.	312,707	39,641,867
United Parcel Service Inc., Class B	229,635	21,737,249

		105,136,140

Airlines — 16.3%
Alaska Air Group Inc.	468,070	15,221,636
American Airlines Group Inc.(a)	713,785	8,572,558
Delta Air Lines Inc.	509,843	13,210,032
JetBlue Airways Corp.(a)(b)	877,436	8,546,227
Southwest Airlines Co.	461,308	14,415,875
United Airlines Holdings Inc.(a)(b)	488,021	14,435,661

		74,401,989

Marine — 7.1%
Kirby Corp.(a)(b)	414,705	22,153,541
Matson Inc.	332,316	10,049,236

		32,202,777

Road & Rail — 54.3%
Avis Budget Group Inc.(a)(b)	589,573	9,716,163
CSX Corp.	336,151	22,263,281
JB Hunt Transport Services Inc.	209,277	21,162,090
Kansas City Southern(a)	316,364	41,301,320
Landstar System Inc.(a)	332,316	34,331,566
Norfolk Southern Corp.	306,349	52,416,314
Ryder System Inc.	470,544	16,657,258
Union Pacific Corp.	314,855	50,310,680

		248,158,672

Total Common Stocks — 100.7% (Cost: $611,422,474)		459,899,578

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	25,431,486	$25,459,460
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	988,000	988,000

		26,447,460

Total Short-Term Investments — 5.8% (Cost: $26,424,109)		26,447,460

Total Investments in Securities — 106.5% (Cost: $637,846,583)		486,347,038

Other Assets, Less Liabilities — (6.5)%		(29,581,700)

Net Assets — 100.0%		$456,765,338

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,292,310	21,139,176	25,431,486	$25,459,460	$46,257	(b)	$(19,440)	$22,518
BlackRock Cash Funds: Treasury, SL Agency Shares	306,920	681,080	988,000	988,000	13,407		—	—

				$26,447,460	$59,664		$(19,440)	$22,518

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Industrial E-Mini Index	5	06/19/20	$322	$26,040

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Transportation Average ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$26,040

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(400,522)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$26,040

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$385,210

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$459,899,578	$—	$—	$459,899,578
Money Market Funds	26,447,460	—	—	26,447,460

	$486,347,038	$—	$—	$486,347,038

Derivative financial instruments(a)
Assets
Futures Contracts	$26,040	$—	$—	$26,040

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments April 30, 2020	iShares® U.S. Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 0.8%
OGE Energy Corp.	123,182	$3,882,697

Energy Equipment & Services — 7.5%
Apergy Corp.(a)	75,995	699,914
Baker Hughes Co.	393,130	5,484,163
Core Laboratories NV(b)	42,603	835,445
Halliburton Co.	530,864	5,574,072
Helmerich & Payne Inc.	78,741	1,556,710
National Oilwell Varco Inc.	241,071	3,047,137
Patterson-UTI Energy Inc.	109,109	402,612
Schlumberger Ltd.	818,922	13,774,268
TechnipFMC PLC	280,585	2,500,012
Transocean Ltd.(a)(b)	628,899	804,991

		34,679,324

Oil, Gas & Consumable Fuels — 91.0%
Apache Corp.	244,523	3,198,361
Cabot Oil & Gas Corp.	247,981	5,361,349
Cheniere Energy Inc.(a)	139,796	6,527,075
Chesapeake Energy Corp.(a)(b)	3,104	54,320
Chevron Corp.	1,100,670	101,261,640
Cimarex Energy Co.	67,398	1,713,257
Concho Resources Inc.	120,786	6,850,982
ConocoPhillips	469,575	19,769,108
Continental Resources Inc./OK(b)	70,626	1,157,560
CVR Energy Inc.	30,920	737,442
Delek U.S. Holdings Inc.	57,394	1,340,150
Devon Energy Corp.	242,286	3,021,307
Diamondback Energy Inc.	98,709	4,297,790
EOG Resources Inc.	343,679	16,328,189
EQT Corp.	172,509	2,516,906
Equitrans Midstream Corp.	158,909	1,331,657
Exxon Mobil Corp.	2,388,644	111,000,287
Hess Corp.	155,331	7,555,300
HollyFrontier Corp.	92,809	3,066,409
Kinder Morgan Inc./DE	1,149,336	17,504,387
Marathon Oil Corp.	502,298	3,074,064
Marathon Petroleum Corp.	384,999	12,350,768
Matador Resources Co.(a)(b)	113,070	796,013
Murphy Oil Corp.	115,602	1,371,040
Noble Energy Inc.	299,780	2,940,842

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	533,467	$8,855,552
ONEOK Inc.	247,683	7,413,152
Ovintiv Inc.	151,842	961,160
Parsley Energy Inc., Class A	215,361	2,035,162
PBF Energy Inc., Class A	88,938	1,013,893
Phillips 66	261,998	19,170,394
Pioneer Natural Resources Co.	98,943	8,836,599
Targa Resources Corp.	162,901	2,111,197
Valero Energy Corp.	242,654	15,372,131
Williams Companies Inc. (The)	717,655	13,900,977
World Fuel Services Corp.	51,014	1,275,350
WPX Energy Inc.(a)	296,602	1,818,170

		417,889,940

Semiconductors & Semiconductor Equipment — 0.5%
First Solar Inc.(a)(b)	48,848	2,149,800

Total Common Stocks — 99.8% (Cost: $862,947,599)		458,601,761

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	3,661,452	3,665,480
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	1,240,000	1,240,000

		4,905,480

Total Short-Term Investments — 1.1% (Cost: $4,901,211)		4,905,480

Total Investments in Securities — 100.9% (Cost: $867,848,810)		463,507,241

Other Assets, Less Liabilities — (0.9)%		(4,050,885)

Net Assets — 100.0%		$459,456,356

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	16,590,950	(12,929,498)	3,661,452	$3,665,480	$35,083	(b)	$(3,146)	$2,799
BlackRock Cash Funds: Treasury, SL Agency Shares	1,575,157	(335,157)	1,240,000	1,240,000	17,836		—	—

				$4,905,480	$52,919		$(3,146)	$2,799

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Energy ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Energy E-Mini Index	19	06/19/20	$749	$125,032

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$125,032

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,077,888)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$125,032

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$684,286

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$458,601,761	$—	$—	$458,601,761
Money Market Funds	4,905,480	—	—	4,905,480

	$463,507,241	$—	$—	$463,507,241

Derivative financial instruments(a)
Assets
Futures Contracts	$125,032	$—	$—	$125,032

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments April 30, 2020	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 17.6%
AbbVie Inc.	888,486	$73,033,549
ACADIA Pharmaceuticals Inc.(a)	67,608	3,266,142
Agios Pharmaceuticals Inc.(a)(b)	35,533	1,461,828
Alexion Pharmaceuticals Inc.(a)	132,954	14,288,566
Alkermes PLC(a)	94,642	1,297,542
Allogene Therapeutics Inc.(a)(b)	30,529	882,288
Alnylam Pharmaceuticals Inc.(a)	67,024	8,827,061
Amgen Inc.	356,991	85,399,387
Biogen Inc.(a)	108,406	32,178,153
BioMarin Pharmaceutical Inc.(a)	107,961	9,934,571
Bluebird Bio Inc.(a)(b)	33,265	1,792,318
Blueprint Medicines Corp.(a)	32,384	1,905,151
Exact Sciences Corp.(a)	84,089	6,641,349
Exelixis Inc.(a)	182,140	4,497,947
FibroGen Inc.(a)	47,240	1,742,684
Gilead Sciences Inc.	760,103	63,848,652
Immunomedics Inc.(a)	119,588	3,633,083
Incyte Corp.(a)	107,430	10,491,614
Intercept Pharmaceuticals Inc.(a)	15,041	1,232,159
Ionis Pharmaceuticals Inc.(a)	76,887	4,269,535
Moderna Inc.(a)	133,968	6,161,188
Myriad Genetics Inc.(a)	44,248	684,074
Neurocrine Biosciences Inc.(a)	55,200	5,417,328
Portola Pharmaceuticals Inc.(a)(b)	42,092	298,011
Regeneron Pharmaceuticals Inc.(a)	47,995	25,239,611
Sage Therapeutics Inc.(a)(b)	31,069	1,211,070
Sarepta Therapeutics Inc.(a)(b)	42,458	5,004,949
Seattle Genetics Inc.(a)(b)	69,025	9,472,301
Ultragenyx Pharmaceutical Inc.(a)(b)	32,735	1,978,176
United Therapeutics Corp.(a)	26,416	2,894,137
Vertex Pharmaceuticals Inc.(a)	154,498	38,809,898

		427,794,322

Health Care Equipment & Supplies — 24.9%
Abbott Laboratories	1,061,866	97,787,240
ABIOMED Inc.(a)(b)	27,074	5,177,902
Align Technology Inc.(a)(b)	43,097	9,259,390
Avanos Medical Inc.(a)(b)	28,950	898,898
Baxter International Inc.	306,750	27,233,265
Becton Dickinson and Co.	162,496	41,035,115
Boston Scientific Corp.(a)	837,417	31,386,389
Cantel Medical Corp.(b)	22,535	833,795
Cooper Companies Inc. (The)(b)	29,803	8,544,520
Danaher Corp.(b)	384,077	62,781,226
Dentsply Sirona Inc.	133,805	5,678,684
DexCom Inc.(a)	54,785	18,363,932
Edwards Lifesciences Corp.(a)	125,308	27,254,490
Globus Medical Inc., Class A(a)	46,082	2,187,052
Haemonetics Corp.(a)	30,310	3,448,672
Hill-Rom Holdings Inc.	40,153	4,516,811
Hologic Inc.(a)(b)	161,183	8,075,268
ICU Medical Inc.(a)	11,580	2,539,610
IDEXX Laboratories Inc.(a)	51,541	14,307,782
Insulet Corp.(a)	37,176	7,424,791
Integra LifeSciences Holdings Corp.(a)(b)	42,685	2,179,069
Intuitive Surgical Inc.(a)	69,438	35,474,485
LivaNova PLC(a)(b)	29,172	1,549,617
Masimo Corp.(a)(b)	29,494	6,309,062
Medtronic PLC	805,308	78,622,220

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Neogen Corp.(a)(b)	31,507	$1,972,023
NuVasive Inc.(a)	31,394	1,911,267
Penumbra Inc.(a)(b)	19,259	3,415,006
ResMed Inc.	86,384	13,417,163
Steris PLC(b)	50,991	7,266,217
Stryker Corp.	193,451	36,065,070
Teleflex Inc.	27,812	9,328,145
Varian Medical Systems Inc.(a)	54,685	6,254,870
West Pharmaceutical Services Inc.	44,369	8,397,277
Zimmer Biomet Holdings Inc.	123,581	14,792,646

		605,688,969

Health Care Providers & Services — 18.3%
Acadia Healthcare Co. Inc.(a)(b)	53,410	1,282,374
AmedisysInc.(a)	19,374	3,567,916
Anthem Inc.	152,341	42,766,689
Centene Corp.(a)	350,761	23,353,667
Chemed Corp.	9,632	4,012,402
Cigna Corp.(a)	224,359	43,925,005
Covetrus Inc.(a)(b)	57,944	688,954
CVS Health Corp.	781,624	48,108,957
DaVita Inc.(a)(b)	53,976	4,264,644
Encompass Health Corp.	59,287	3,927,764
Guardant Health Inc.(a)(b)	24,296	1,869,820
HCA Healthcare Inc.	158,949	17,465,316
HealthEquity Inc.(a)(b)	42,561	2,394,907
HenrySchein Inc.(a)(b)	88,293	4,817,266
Humana Inc.	79,561	30,377,981
LaboratoryCorp. of America Holdings(a)(b)	58,355	9,596,480
McKesson Corp.	97,035	13,706,194
MEDNAX Inc.(a)	50,298	730,327
Molina Healthcare Inc.(a)	37,666	6,176,094
Premier Inc., Class A(a)(b)	39,991	1,326,102
Quest Diagnostics Inc.	80,767	8,893,254
Tenet Healthcare Corp.(a)	62,511	1,261,472
UnitedHealth Group Inc.	569,217	166,478,896
Universal Health Services Inc., Class B	48,288	5,103,559

		446,096,040

Health Care Technology — 0.3%
Teladoc Health Inc.(a)(b)	43,407	7,144,358

Life Sciences Tools & Services — 7.6%
Agilent Technologies Inc.	185,929	14,253,317
Avantor Inc.(a)(b)	134,159	2,255,213
Bio-Rad Laboratories Inc., Class A(a)	12,956	5,701,935
Bio-Techne Corp.	22,886	5,149,350
Bruker Corp.	60,944	2,396,318
Charles River Laboratories International Inc.(a)	29,349	4,245,920
Illumina Inc.(a)(b)	88,321	28,177,049
IQVIA Holdings Inc.(a)	108,413	15,458,610
Mettler-Toledo International Inc.(a)(b)	14,639	10,539,202
PRA Health Sciences Inc.(a)	38,057	3,672,500
Repligen Corp.(a)	28,192	3,274,501
Syneos Health Inc.(a)(b)	37,334	2,082,864
Thermo Fisher Scientific Inc.	240,918	80,630,436
Waters Corp.(a)(b)	38,637	7,225,119

		185,062,334

Pharmaceuticals — 31.1%
Allergan PLC	197,231	36,949,255
Bristol-Myers Squibb Co.	1,408,401	85,644,865

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Catalent Inc.(a)	92,992	$6,430,397
Elanco Animal Health Inc.(a)(b)	237,750	5,874,802
Eli Lilly & Co.	507,631	78,500,058
Horizon Therapeutics PLC(a)	112,144	4,041,670
Jazz Pharmaceuticals PLC(a)	34,064	3,755,556
Johnson & Johnson	1,581,245	237,250,000
Merck & Co. Inc.	1,529,645	121,362,034
Mylan NV(a)	310,526	5,207,521
Nektar Therapeutics(a)(b)	105,648	2,028,442
Perrigo Co. PLC	81,812	4,360,580
Pfizer Inc.	3,324,933	127,544,430
Zoetis Inc.	286,166	37,004,125

		755,953,735

Total Common Stocks — 99.8% (Cost: $2,239,163,126)		2,427,739,758

Short-Term Investments

Money Market Funds — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	70,913,912	70,991,917

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	3,207,000	$3,207,000

		74,198,917

Total Short-Term Investments — 3.0% (Cost: $74,120,589)		74,198,917

Total Investments in Securities — 102.8% (Cost: $2,313,283,715)		2,501,938,675

Other Assets, Less Liabilities — (2.8)%		(69,005,697)

Net Assets — 100.0%		$2,432,932,978

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	39,194,069	31,719,843	70,913,912	$70,991,917	$383,980	(b)	$(49,917)	$70,124
BlackRock Cash Funds: Treasury, SL Agency Shares	3,938,417	(731,417)	3,207,000	3,207,000	54,324		—	—

				$74,198,917	$438,304		$(49,917)	$70,124

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Health Care E-Mini Index	48	06/19/20	$4,826	$463,274

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$463,274

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Healthcare ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$332,546

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$463,274

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,967,006

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,427,739,758	$—	$—	$2,427,739,758
Money Market Funds	74,198,917	—	—	74,198,917

	$2,501,938,675	$—	$—	$2,501,938,675

Derivative financial instruments(a)
Assets
Futures Contracts	$463,274	$—	$—	$463,274

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 4.5%
Arista Networks Inc.(a)(b)	45,686	$10,018,940
Ciena Corp.(a)	130,288	6,025,820
Cisco Systems Inc.	3,573,068	151,426,622
CommScope Holding Co. Inc.(a)	163,482	1,799,937
EchoStar Corp., Class A(a)(b)	38,665	1,219,881
F5 Networks Inc.(a)	51,201	7,130,251
InterDigital Inc.	26,221	1,514,787
Juniper Networks Inc.	281,908	6,089,213
Lumentum Holdings Inc.(a)(b)	65,017	5,260,525
Motorola Solutions Inc.	144,304	20,752,358
NetScout Systems Inc.(a)(b)	55,464	1,468,687
Ubiquiti Inc.(b)	10,397	1,684,626
ViaSat Inc.(a)(b)	48,573	2,059,495
Viavi Solutions Inc.(a)	193,540	2,337,963

		218,789,105

Diversified Telecommunication Services — 0.3%
CenturyLink Inc.	826,419	8,776,570
GCI Liberty Inc., Class A(a)	80,130	4,874,308

		13,650,878

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp./DE	121,012	13,408,130
SYNNEX Corp.	34,409	3,012,852
Tech Data Corp.(a)	29,830	4,195,291

		20,616,273

Health Care Technology — 0.8%
Cerner Corp.	264,547	18,356,916
Veeva Systems Inc., Class A(a)	110,797	21,140,068

		39,496,984

Household Durables — 0.2%
Garmin Ltd.	121,685	9,875,954

Interactive Media & Services — 10.5%
Alphabet Inc., Class A(a)	79,102	106,526,664
Alphabet Inc., Class C, NVS(a)	78,909	106,421,412
ANGI Homeservices Inc., Class A(a)(b)	52,400	355,010
Cargurus Inc.(a)	60,072	1,374,447
Facebook Inc., Class A(a)	1,172,189	239,958,810
IAC/InterActiveCorp.(a)	61,060	13,645,689
Match Group Inc.(a)(b)	45,427	3,496,062
Snap Inc., Class A, NVS(a)(b)	661,559	11,650,054
Twitter Inc.(a)	653,887	18,753,479
Zillow Group Inc., Class A(a)(b)	29,082	1,266,230
Zillow Group Inc., Class C,NVS(a)(b)	105,770	4,649,649

		508,097,506

Internet & Direct Marketing Retail — 0.8%
Chewy Inc., Class A(a)	45,036	1,947,357
eBay Inc.	644,085	25,653,905
Etsy Inc.(a)	99,795	6,473,702
Grubhub Inc.(a)(b)	77,020	3,680,786

		37,755,750

IT Services — 5.3%
Akamai Technologies Inc.(a)(b)	136,103	13,298,624
Amdocs Ltd.	114,448	7,375,029
Booz Allen Hamilton Holding Corp.	118,230	8,682,811
CACI International Inc., Class A(a)	21,087	5,274,702
Cognizant Technology Solutions Corp., Class A	461,189	26,758,186
DXC Technology Co.	215,613	3,909,064

Security	Shares	Value

IT Services (continued)
EPAM Systems Inc.(a)	46,307	$10,228,753
Gartner Inc.(a)	75,339	8,951,027
GoDaddy Inc., Class A(a)	149,052	10,348,680
International Business Machines Corp.	745,931	93,659,096
KBR Inc.	119,356	2,418,153
Leidos Holdings Inc.	112,078	11,074,427
MongoDB Inc.(a)(b)	29,350	4,758,515
Okta Inc.(a)(b)	94,676	14,324,479
Perspecta Inc.	115,817	2,498,173
Science Applications International Corp.	41,322	3,374,355
Twilio Inc., Class A(a)	104,940	11,784,762
VeriSign Inc.(a)	87,017	18,229,191

		256,948,027

Semiconductors & Semiconductor Equipment — 20.3%
Advanced Micro Devices Inc.(a)(b)	985,149	51,611,956
Analog Devices Inc.	310,202	33,998,139
Applied Materials Inc.	778,033	38,652,679
Broadcom Inc.	334,098	90,747,699
Cirrus Logic Inc.(a)	48,680	3,680,208
Cree Inc.(a)(b)	90,715	3,912,538
Entegris Inc.(b)	113,593	6,160,148
Intel Corp.	3,663,812	219,755,444
KLA Corp.	132,901	21,807,725
Lam Research Corp.	122,191	31,192,919
Marvell Technology Group Ltd.	561,779	15,021,970
Maxim Integrated Products Inc.	227,920	12,531,042
Microchip Technology Inc.	201,280	17,658,294
Micron Technology Inc.(a)	932,415	44,653,354
MKS Instruments Inc.	45,908	4,601,359
Monolithic Power Systems Inc.	34,020	6,800,938
NVIDIA Corp.	515,460	150,658,649
ON Semiconductor Corp.(a)(b)	345,930	5,550,447
Qorvo Inc.(a)(b)	97,842	9,591,451
QUALCOMM Inc.	961,723	75,658,748
Semtech Corp.(a)(b)	55,794	2,524,121
Silicon Laboratories Inc.(a)	36,530	3,551,447
Skyworks Solutions Inc.	143,494	14,906,157
Teradyne Inc.	141,142	8,827,021
Texas Instruments Inc.	787,319	91,384,116
Universal Display Corp.	35,710	5,360,785
Xilinx Inc.	211,797	18,511,058

		989,310,412

Software — 37.7%
ACI Worldwide Inc.(a)	97,360	2,667,664
Adobe Inc.(a)	407,715	144,184,332
AlteryxInc., Class A(a)(b)	41,021	4,642,757
Anaplan Inc.(a)	72,166	2,948,703
ANSYS Inc.(a)(b)	72,077	18,871,921
Aspen Technology Inc.(a)(b)	57,445	5,873,751
Autodesk Inc.(a)	185,321	34,679,119
Avalara Inc.(a)(b)	55,316	4,943,591
Blackbaud Inc.	41,422	2,288,980
Cadence Design Systems Inc.(a)	236,328	19,173,291
CDK Global Inc.	102,246	4,016,223
CERENCE Inc.(a)	30,644	648,427
Ceridian HCM Holding Inc.(a)(b)	84,883	5,005,551
Citrix Systems Inc.(b)	96,871	14,047,264
CommVault Systems Inc.(a)	35,418	1,511,994
Coupa Software Inc.(a)	52,926	9,319,739

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Crowdstrike Holdings Inc., Class A(a)(b)	17,553	$1,187,636
DocuSign Inc.(a)	105,244	11,024,309
Dropbox Inc., Class A(a)	181,799	3,821,415
Dynatrace Inc.(a)	75,611	2,256,988
Elastic NV(a)(b)	27,434	1,759,617
Fair Isaac Corp.(a)	24,389	8,607,854
FireEye Inc.(a)	182,548	2,101,128
Fortinet Inc.(a)	119,564	12,881,825
Guidewire Software Inc.(a)(b)	69,544	6,317,377
HubSpot Inc.(a)(b)	33,897	5,716,051
Intuit Inc.	219,242	59,153,684
j2 Global Inc.	38,985	3,143,750
LogMeIn Inc.	41,114	3,513,602
Manhattan Associates Inc.(a)	53,817	3,817,778
Microsoft Corp.	5,298,149	949,481,282
New Relic Inc.(a)(b)	42,083	2,259,436
NortonLifeLock Inc.	482,935	10,272,027
Nuance Communications Inc.(a)(b)	238,048	4,808,570
Nutanix Inc., Class A(a)	122,907	2,518,364
Oracle Corp.	1,824,709	96,654,836
Palo Alto Networks Inc.(a)	82,499	16,211,879
Paycom Software Inc.(a)(b)	41,314	10,783,780
Paylocity Holding Corp.(a)	30,193	3,458,004
Pegasystems Inc.	32,071	2,681,777
Pluralsight Inc., Class A(a)(b)	69,443	1,141,643
Proofpoint Inc.(a)(b)	47,545	5,787,653
PTC Inc.(a)	87,542	6,062,284
RealPage Inc.(a)(b)	67,105	4,327,601
RingCentral Inc., Class A(a)(b)	63,153	14,432,355
salesforce.com Inc.(a)	747,080	120,989,606
ServiceNow Inc.(a)	158,845	55,840,371
Slack Technologies Inc., Class A(a)	45,740	1,220,801
Smartsheet Inc., Class A(a)	76,185	4,016,473
SolarWinds Corp.(a)	55,033	934,460
Splunk Inc.(a)	129,992	18,245,677
SS&C Technologies Holdings Inc.	185,174	10,214,198
Synopsys Inc.(a)	126,617	19,894,063
Teradata Corp.(a)(b)	94,751	2,329,927
Trade Desk Inc. (The), Class A(a)(b)	33,546	9,814,889
Tyler Technologies Inc.(a)	32,835	10,529,856
Verint Systems Inc.(a)	56,235	2,403,484
VMware Inc., Class A(a)(b)	66,440	8,738,189
Workday Inc., Class A(a)	138,125	21,257,438

Security	Shares	Value

Software (continued)
Zendesk Inc.(a)	94,476	$7,263,315
Zoom Video Communications Inc., Class A(a)	24,689	3,337,212
Zscaler Inc.(a)	54,953	3,686,247

		1,831,724,018
Technology Hardware, Storage & Peripherals — 19.0%
Apple Inc.	2,900,664	852,215,083
Dell Technologies Inc., Class C(a)	130,676	5,578,559
Hewlett Packard Enterprise Co.	1,089,873	10,964,122
HP Inc.	1,248,147	19,358,760
NCR Corp.(a)	107,466	2,205,202
NetApp Inc.	192,224	8,413,645
Pure Storage Inc., Class A(a)(b)	189,873	2,734,171
Seagate Technology PLC	194,716	9,726,064
Western Digital Corp.	250,487	11,542,441
Xerox Holdings Corp.	156,592	2,864,068

		925,602,115

Total Common Stocks — 99.8% (Cost: $3,512,679,055)		4,851,867,022

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	122,189,533	122,323,942
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	10,244,000	10,244,000

		132,567,942

Total Short-Term Investments — 2.7% (Cost: $132,418,126)		132,567,942

Total Investments in Securities — 102.5% (Cost: $3,645,097,181)		4,984,434,964

Other Assets, Less Liabilities — (2.5)%		(122,294,213)

Net Assets — 100.0%		$4,862,140,751

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	45,969,857	76,219,676	122,189,533	$122,323,942	$545,637	(b)	$(79,125)	$139,158
BlackRock Cash Funds: Treasury, SL Agency Shares	7,691,692	2,552,308	10,244,000	10,244,000	90,778		—	—

				$132,567,942	$636,415		$(79,125)	$139,158

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Technology ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Communication Services Select Sector E-Mini	27	06/19/20	$1,778	$126,091
S&P Select Sector Technology E-Mini Index	90	06/19/20	8,283	486,962

				$613,053

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$613,053

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(1,861,758)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$613,053

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,810,315

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,851,867,022	$—	$—	$4,851,867,022
Money Market Funds	132,567,942	—	—	132,567,942

	$4,984,434,964	$—	$—	$4,984,434,964

Derivative financial instruments(a)
Assets
Futures Contracts	$613,053	$—	$—	$613,053

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments April 30, 2020	iShares® U.S. Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 59.3%
ALLETE Inc.	51,676	$2,974,471
Alliant Energy Corp.	240,389	11,670,886
American Electric Power Co. Inc.	494,040	41,059,664
Avangrid Inc.	55,629	2,392,047
Duke Energy Corp.	729,164	61,731,024
Edison International	358,664	21,057,163
El Paso Electric Co.	40,740	2,770,320
Entergy Corp.	199,131	19,019,002
Evergy Inc.	227,938	13,318,417
Eversource Energy	323,819	26,132,193
Exelon Corp.	972,284	36,052,291
FirstEnergy Corp.	540,409	22,302,679
Hawaiian Electric Industries Inc.	108,990	4,301,835
IDACORP Inc.	50,403	4,625,987
NextEra Energy Inc.	488,863	112,986,017
NRG Energy Inc.	251,632	8,437,221
Pinnacle West Capital Corp.	112,428	8,655,832
PNM Resources Inc.	79,665	3,225,636
Portland General Electric Co.	89,385	4,182,324
PPL Corp.	767,933	19,520,857
Southern Co. (The)	1,048,923	59,505,402
Xcel Energy Inc.	524,483	33,336,140

		519,257,408

Gas Utilities — 4.6%
Atmos Energy Corp.	119,362	12,171,343
National Fuel Gas Co.	86,337	3,539,817
New Jersey Resources Corp.	95,517	3,226,564
ONE Gas Inc.	52,744	4,204,224
South Jersey Industries Inc.	92,406	2,641,888
Southwest Gas Holdings Inc.	54,634	4,141,257
Spire Inc.	50,984	3,719,793
UGI Corp.	209,042	6,308,888

		39,953,774

Independent Power and Renewable Electricity Producers — 2.0%
AES Corp. (The)	663,995	8,797,934
Vistra Energy Corp.	448,472	8,763,143

		17,561,077

Multi-Utilities — 30.3%
Ameren Corp.	246,067	17,901,374
Avista Corp.	66,720	2,871,629

Security	Shares	Value

Multi-Utilities (continued)
Black Hills Corp.	61,462	$3,806,956
CenterPoint Energy Inc.	502,319	8,554,493
CMS Energy Corp.	283,886	16,207,052
Consolidated Edison Inc.	332,490	26,200,212
Dominion Energy Inc.	823,242	63,496,655
DTE Energy Co.	192,135	19,932,085
MDU Resources Group Inc.	200,415	4,501,321
NiSource Inc.	373,601	9,381,121
NorthWestern Corp.	50,454	2,910,691
Public Service Enterprise Group Inc.	505,817	25,649,980
Sempra Energy	281,947	34,919,136
WEC Energy Group Inc.	315,492	28,567,801

		264,900,506

Water Utilities — 3.5%
American Water Works Co. Inc.(a)	180,807	22,002,404
Essential Utilities Inc.	215,874	9,021,374

		31,023,778

Total Common Stocks — 99.7% (Cost: $953,744,278)		872,696,543

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 0.89%(b)(c)(d)	2,146,610	2,148,971
BlackRock Cash Funds: Treasury,
SL Agency Shares, 0.18%(b)(c)	2,652,000	2,652,000

		4,800,971

Total Short-Term Investments — 0.5% (Cost: $4,796,722)		4,800,971

Total Investments in Securities — 100.2% (Cost: $958,541,000)		877,497,514

Other Assets, Less Liabilities — (0.2)%		(1,824,800)

Net Assets — 100.0%		$875,672,714

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,146,610	2,146,610	$2,148,971	$3,003	(b)	$515	$4,250
BlackRock Cash Funds: Treasury, SL Agency Shares	212,340	2,439,660	2,652,000	2,652,000	27,839		—	—

				$4,800,971	$30,842		$515	$4,250

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Utilities ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Utilities E-Mini Index	49	06/19/20	$2,829	$267,418

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$267,418

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(890,659)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$267,418

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,705,108

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$872,696,543	$—	$—	$872,696,543
Money Market Funds	4,800,971	—	—	4,800,971

	$877,497,514	$—	$—	$877,497,514

Derivative financial instruments(a)
Assets
Futures Contracts	$267,418	$—	$—	$267,418

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	41

Statements of Assets and Liabilities

April 30, 2020

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$1,152,605,425	$459,899,578	$458,601,761	$2,427,739,758
Affiliated(c)	29,809,158	26,447,460	4,905,480	74,198,917
Cash	83,261	23,622	121,976	44,556
Cash pledged:
Futures contracts	243,000	101,000	249,000	446,999
Receivables:
Investments sold	—	37,639,101	10,569,210	—
Securities lending income — Affiliated	20,125	15,777	5,436	43,437
Capital shares sold	—	—	52,377	23,659
Dividends	914,131	184	234,042	2,474,416

Total assets	1,183,675,100	524,126,722	474,739,282	2,504,971,742

LIABILITIES
Collateral on securities loaned, at value	25,093,306	25,458,289	3,661,040	70,953,902
Payables:
Investments purchased	90,328	41,711,200	11,446,259	278,486
Variation margin on futures contracts	37,872	18,879	49,603	21,912
Capital shares redeemed	—	33,600	—	—
Investment advisory fees	177,909	139,416	126,024	784,464

Total liabilities	25,399,415	67,361,384	15,282,926	72,038,764

NET ASSETS	$1,158,275,685	$456,765,338	$459,456,356	$2,432,932,978

NET ASSETS CONSIST OF:
Paid-in capital	$774,316,062	$653,521,677	$1,031,217,467	$2,309,912,131
Accumulated earnings (loss)	383,959,623	(196,756,339)	(571,761,111)	123,020,847

NET ASSETS	$1,158,275,685	$456,765,338	$459,456,356	$2,432,932,978

Shares outstanding	8,100,000	3,050,000	22,900,000	11,450,000

Net asset value	$143.00	$149.76	$20.06	$212.48

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$23,845,574	$23,959,093	$3,568,239	$68,787,526
(b) Investments, at cost — Unaffiliated	$740,255,172	$611,422,474	$862,947,599	$2,239,163,126
(c) Investments, at cost — Affiliated	$28,679,644	$26,424,109	$4,901,211	$74,120,589

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

April 30, 2020

	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a) :
Unaffiliated(b)	$4,851,867,022	$872,696,543
Affiliated(c)	132,567,942	4,800,971
Cash	426,527	7,189
Cash pledged:
Futures contracts	1,140,000	319,000
Receivables:
Securities lending income — Affiliated	102,676	1,507
Dividends	9,986	365,377

Total assets	4,986,114,153	878,190,587

LIABILITIES
Collateral on securities loaned, at value	122,263,817	2,143,508
Payables:
Variation margin on futures contracts	34,880	59,108
Capital shares redeemed	66,497	—
Investment advisory fees	1,608,208	315,257

Total liabilities	123,973,402	2,517,873

NET ASSETS	$4,862,140,751	$875,672,714

NET ASSETS CONSIST OF:
Paid-in capital	$3,600,267,864	$997,631,478
Accumulated earnings (loss)	1,261,872,887	(121,958,764)

NET ASSETS	$4,862,140,751	$875,672,714

Shares outstanding	20,750,000	6,150,000

Net asset value	$234.32	$142.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$117,769,416	$2,033,075
(b) Investments, at cost — Unaffiliated	$3,512,679,055	$953,744,278
(c) Investments, at cost — Affiliated	$132,418,126	$4,796,722

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

Year Ended April 30, 2020

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$22,921,807	$9,116,974	$22,253,234	$35,006,146
Dividends — Affiliated	103,058	13,407	17,836	54,324
Interest — Unaffiliated	13	—	—	—
Securities lending income — Affiliated — net	120,017	46,257	35,083	383,980
Foreign taxes withheld	(924)	—	(4,561)	—

Total investment income	23,143,971	9,176,638	22,301,592	35,444,450

EXPENSES
Investment advisory fees	2,404,948	2,142,515	2,462,955	8,981,017

Total expenses	2,404,948	2,142,515	2,462,955	8,981,017

Net investment income	20,739,023	7,034,123	19,838,637	26,463,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,202,877)	(47,714,598)	(112,456,322)	(24,811,891)
Investments — Affiliated	124,650	—	—	—
In-kind redemptions — Unaffiliated	59,462,785	27,270,735	(41,891,393)	104,216,804
In-kind redemptions — Affiliated	(33,245)	(19,440)	(3,146)	(49,917)
Futures contracts	(354,318)	(400,522)	(1,077,888)	332,546

Net realized gain (loss)	54,996,995	(20,863,825)	(155,428,749)	79,687,542

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(79,665,648)	(87,268,273)	(108,416,803)	161,207,516
Investments — Affiliated	(3,604)	22,518	2,799	70,124
Futures contracts	306,873	26,040	125,032	463,274

Net change in unrealized appreciation (depreciation)	(79,362,379)	(87,219,715)	(108,288,972)	161,740,914

Net realized and unrealized gain (loss)	(24,365,384)	(108,083,540)	(263,717,721)	241,428,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,626,361)	$(101,049,417)	$(243,879,084)	$267,891,889

See notes to financial statements.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended April 30, 2020

	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$57,572,639	$29,485,331
Dividends — Affiliated	90,778	27,839
Securities lending income — Affiliated — net	545,637	3,003

Total investment income	58,209,054	29,516,173

EXPENSES
Investment advisory fees	18,759,055	4,016,800

Total expenses	18,759,055	4,016,800

Net investment income	39,449,999	25,499,373

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(30,802,943)	(7,156,998)
In-kind redemptions — Unaffiliated	391,987,085	29,875,239
In-kind redemptions — Affiliated	(79,125)	515
Futures contracts	(1,861,758)	(890,659)

Net realized gain	359,243,259	21,828,097

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	270,496,261	(123,373,289)
Investments — Affiliated	139,158	4,250
Futures contracts	613,053	267,418

Net change in unrealized appreciation (depreciation)	271,248,472	(123,101,621)

Net realized and unrealized gain (loss)	630,491,731	(101,273,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$669,941,730	$(75,774,151)

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,739,023	$20,467,859	$7,034,123	$8,163,295
Net realized gain (loss)	54,996,995	19,804,602	(20,863,825)	9,861,278
Net change in unrealized appreciation (depreciation)	(79,362,379)	101,134,677	(87,219,715)	4,009,223

Net increase (decrease) in net assets resulting from operations	(3,626,361)	141,407,138	(101,049,417)	22,033,796

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,902,996)	(21,091,399)	(7,125,758)	(8,438,131)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(55,335,696)	(5,345,467)	(10,503,748)	(245,500,532)

NET ASSETS
Total increase (decrease) in net assets	(82,865,053)	114,970,272	(118,678,923)	(231,904,867)
Beginning of year	1,241,140,738	1,126,170,466	575,444,261	807,349,128

End of year	$1,158,275,685	$1,241,140,738	$456,765,338	$575,444,261

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,838,637	$22,069,140	$26,463,433	$26,524,215
Net realized gain (loss)	(155,428,749)	(23,587,812)	79,687,542	187,424,060
Net change in unrealized appreciation (depreciation)	(108,288,972)	(84,876,169)	161,740,914	(35,349,892)

Net increase (decrease) in net assets resulting from operations	(243,879,084)	(86,394,841)	267,891,889	178,598,383

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(39,698,179)	(23,500,556)	(26,826,547)	(43,163,813)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(46,192,009)	(189,619,206)	94,049,386	162,047,754

NET ASSETS
Total increase (decrease) in net assets	(329,769,272)	(299,514,603)	335,114,728	297,482,324
Beginning of year	789,225,628	1,088,740,231	2,097,818,250	1,800,335,926

End of year	$459,456,356	$789,225,628	$2,432,932,978	$2,097,818,250

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets  (continued)

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,449,999	$35,313,159	$25,499,373	$20,065,704
Net realized gain (loss)	359,243,259	559,337,982	21,828,097	(4,658,426)
Net change in unrealized appreciation (depreciation)	271,248,472	222,452,960	(123,101,621)	96,217,168

Net increase (decrease) in net assets resulting from operations	669,941,730	817,104,101	(75,774,151)	111,624,446

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,824,092)	(33,239,056)	(26,169,725)	(19,110,532)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(38,410,338)	(543,803,415)	167,161,858	111,454,408

NET ASSETS
Total increase in net assets	590,707,300	240,061,630	65,217,982	203,968,322
Beginning of year	4,271,433,451	4,031,371,821	810,454,732	606,486,410

End of year	$4,862,140,751	$4,271,433,451	$875,672,714	$810,454,732

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$146.88	$132.49	$119.45	$103.06	$105.32

Net investment income(a)	2.55	2.40	2.19	2.01	1.92
Net realized and unrealized gain (loss)(b)	(3.49)	14.46	13.03	16.40	(2.11)

Net increase (decrease) from investment operations	(0.94)	16.86	15.22	18.41	(0.19)

Distributions(c)
From net investment income	(2.94)	(2.47)	(2.18)	(2.02)	(2.07)

Total distributions	(2.94)	(2.47)	(2.18)	(2.02)	(2.07)

Net asset value, end of year	$143.00	$146.88	$132.49	$119.45	$103.06

Total Return
Based on net asset value	(0.63)%	12.89%	12.81%	18.04%	(0.14)%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.72%	1.74%	1.70%	1.82%	1.88%

Supplemental Data
Net assets, end of year (000)	$1,158,276	$1,241,141	$1,126,170	$1,110,872	$917,234

Portfolio turnover rate(d)	4%	5%	4%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Transportation Average ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$195.07	$187.76	$163.83	$141.18	$153.92

Net investment income(a)	2.55	2.12	1.91	1.54	1.50
Net realized and unrealized gain (loss)(b)	(45.09)	7.34	24.02	22.75	(12.63)

Net increase (decrease) from investment operations	(42.54)	9.46	25.93	24.29	(11.13)

Distributions(c)
From net investment income	(2.77)	(2.15)	(2.00)	(1.64)	(1.61)

Total distributions	(2.77)	(2.15)	(2.00)	(1.64)	(1.61)

Net asset value, end of year	$149.76	$195.07	$187.76	$163.83	$141.18

Total Return
Based on net asset value	(21.92)%	5.12%	15.88%	17.32%	(7.24)%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.44%	0.44%

Net investment income	1.40%	1.11%	1.07%	0.99%	1.05%

Supplemental Data
Net assets, end of year (000)	$456,765	$575,444	$807,349	$966,598	$564,723

Portfolio turnover rate(d)	35%	17%	5%	5%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$35.96	$40.47	$37.27	$37.91	$46.62

Net investment income(a)	1.02	0.89	1.07	0.84	1.06
Net realized and unrealized gain (loss)(b)	(14.81)	(4.43)	3.25	(0.62)	(8.66)

Net increase (decrease) from investment operations	(13.79)	(3.54)	4.32	0.22	(7.60)

Distributions(c)
From net investment income	(2.11)	(0.97)	(1.12)	(0.86)	(1.11)

Total distributions	(2.11)	(0.97)	(1.12)	(0.86)	(1.11)

Net asset value, end of year	$20.06	$35.96	$40.47	$37.27	$37.91

Total Return
Based on net asset value	(39.91)%	(8.83)%	11.92%	0.52%	(16.20)%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.44%	0.44%

Net investment income	3.42%	2.33%	2.87%	2.17%	2.80%

Supplemental Data
Net assets, end of year (000)	$459,456	$789,226	$1,088,740	$1,159,125	$1,249,003

Portfolio turnover rate(d)	12%	6%	6%	18%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$188.15	$173.95	$158.62	$144.67	$151.70

Net investment income(a)	2.49	2.26	1.99	1.81	1.70
Net realized and unrealized gain (loss)(b)	24.38	15.50	15.31	14.07	(5.63)

Net increase (decrease) from investment operations	26.87	17.76	17.30	15.88	(3.93)

Distributions(c)
From net investment income	(2.54)	(3.56)	(1.97)	(1.93)	(3.10)

Total distributions	(2.54)	(3.56)	(1.97)	(1.93)	(3.10)

Net asset value, end of year	$212.48	$188.15	$173.95	$158.62	$144.67

Total Return
Based on net asset value	14.44%	10.27%	10.93%	11.06%	(2.64)%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.43%	0.44%	0.44%

Net investment income	1.25%	1.19%	1.16%	1.21%	1.13%

Supplemental Data
Net assets, end of year (000)	$2,432,933	$2,097,818	$1,800,336	$1,911,386	$1,808,437

Portfolio turnover rate(d)	5%	6%	7%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$203.40	$167.97	$138.18	$102.30	$107.28

Net investment income(a)	1.91	1.59	1.26	1.33	1.30
Net realized and unrealized gain (loss)(b)	31.00	35.34	29.88	35.87	(4.97)

Net increase (decrease) from investment operations	32.91	36.93	31.14	37.20	(3.67)

Distributions(c)
From net investment income	(1.99)	(1.50)	(1.35)	(1.32)	(1.31)

Total distributions	(1.99)	(1.50)	(1.35)	(1.32)	(1.31)

Net asset value, end of year	$234.32	$203.40	$167.97	$138.18	$102.30

Total Return
Based on net asset value	16.34%	22.10%	22.62%	36.57%	(3.45)%

Ratios to Average Net Assets
Total expenses	0.43%	0.42%	0.43%	0.44%	0.44%

Net investment income	0.89%	0.87%	0.80%	1.11%	1.24%

Supplemental Data
Net assets, end of year (000)	$4,862,141	$4,271,433	$4,031,372	$3,392,234	$2,393,714

Portfolio turnover rate(d)	16%	19%	15%	4%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.
See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF

	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$148.71	$130.43	$129.30	$121.09	$111.09

Net investment income(a)	4.20	4.03	3.79	3.69	3.37
Net realized and unrealized gain (loss)(b)	(6.12)	18.12	0.84	8.46	11.18

Net increase (decrease) from investment operations	(1.92)	22.15	4.63	12.15	14.55

Distributions(c)
From net investment income	(4.40)	(3.87)	(3.50)	(3.94)	(4.55)

Total distributions	(4.40)	(3.87)	(3.50)	(3.94)	(4.55)

Net asset value, end of year	$142.39	$148.71	$130.43	$129.30	$121.09

Total Return
Based on net asset value	(1.39)%	17.29%	3.59%	10.16%	13.61%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.43%	0.44%	0.44%

Net investment income	2.70%	2.94%	2.86%	2.96%	3.02%

Supplemental Data
Net assets, end of year (000)	$875,673	$810,455	$606,486	$801,673	$1,065,624

Portfolio turnover rate(d)	4%	6%	5%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Dow Jones U.S.
Barclays Bank PLC	$646,568	$646,568		$—	$—
Barclays Capital Inc.	52,229	52,013		—	(216	)(b)
BMO Capital Markets	24,937	24,937		—	—
BNP Paribas Prime Brokerage International Ltd.	1,323,209	1,323,209		—	—
BNP Paribas Securities Corp.	492,863	492,863		—	—
BofA Securities, Inc.	1,092,608	1,092,608		—	—
Citigroup Global Markets Inc.	2,756,243	2,756,243		—	—
Credit Suisse AG	1,384,675	1,384,675		—	—
Credit Suisse Securities (USA) LLC	95,509	95,509		—	—
Deutsche Bank Securities Inc.	2,650	2,650		—	—
Goldman Sachs & Co.	4,710,585	4,710,585		—	—
HSBC Bank PLC	761,036	761,036		—	—
ING Financial Markets LLC	11,050	10,959		—	(91	)(b)
JPMorgan Securities LLC	2,478,129	2,478,129		—	—
Morgan Stanley & Co. LLC	1,054,561	1,054,561		—	—
National Financial Services LLC	818,352	818,352		—	—
Natixis Securities Americas LLC	88,730	88,730		—	—
Nomura Securities International Inc.	44,870	44,870		—	—
RBC Capital Markets LLC	6,632	6,632		—	—
Scotia Capital (USA) Inc.	4,754	4,754		—	—
SG Americas Securities LLC	70,893	70,523		—	(370	)(b)
State Street Bank & Trust Company	87,600	87,600		—	—
TD Prime Services LLC	194,972	194,972		—	—
UBS AG	2,533,701	2,533,701		—	—
UBS Securities LLC	2,117,632	2,117,632		—	—
Wells Fargo Securities LLC	990,586	990,586		—	—

	$23,845,574	$23,844,897		$—	$(677)

Transportation Average
Barclays Bank PLC	$21,368	$21,368		$—	$—
Barclays Capital Inc.	140,385	140,385		—	—
BNP Paribas Prime Brokerage International Ltd.	942,686	942,686		—	—
BofA Securities, Inc.	132,711	132,711		—	—
Citadel Clearing LLC	907,800	907,800		—	—
Credit Suisse AG	707,432	707,432		—	—
Goldman Sachs & Co.	7,922,517	7,922,517		—	—
JPMorgan Securities LLC	6,236,681	6,236,681		—	—
Morgan Stanley & Co. LLC	3,130,353	3,130,353		—	—
National Financial Services LLC	1,443,648	1,443,648		—	—
SG Americas Securities LLC	35,748	35,748		—	—
UBS AG	2,334,806	2,334,806		—	—
UBS Securities LLC	2,958	2,958		—	—

	$23,959,093	$23,959,093		$—	$—

U.S. Energy
Barclays Bank PLC	$245	$238		$—	$(7	)(b)
Barclays Capital Inc.	653,912	649,048		—	(4,864	)(b)
BNP Paribas Prime Brokerage International Ltd.	11,297	11,112		—	(185	)(b)
Citigroup Global Markets Inc.	25,290	25,025		—	(265	)(b)
Credit Suisse AG	425,483	425,483		—	—
Credit Suisse Securities (USA) LLC	4,372	3,942		—	(430	)(b)
JPMorgan Securities LLC	1,560,930	1,560,930		—	—
Morgan Stanley & Co. LLC	395,578	393,768		—	(1,810	)(b)
UBS AG	491,132	491,132		—	—

	$3,568,239	$3,560,678		$—	$(7,561)

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Healthcare
Barclays Bank PLC	$114,989	$114,989		$—	$—
Barclays Capital Inc.	855,640	855,640		—	—
BNP Paribas Prime Brokerage International Ltd.	1,536,605	1,536,605		—	—
BNP Paribas Securities Corp.	242,032	242,032		—	—
BofA Securities, Inc.	1,758,874	1,758,874		—	—
Citigroup Global Markets Inc.	23,359,824	23,359,824		—	—
Credit Suisse AG	120,442	120,442		—	—
Goldman Sachs & Co.	8,938,604	8,636,813		—	(301,791	)(b)
Jefferies LLC	28,135	28,135		—	—
JPMorgan Securities LLC	7,692,159	7,692,159		—	—
Morgan Stanley & Co. LLC	13,299,675	13,299,675		—	—
RBC Capital Markets LLC	137,705	137,705		—	—
SG Americas Securities LLC	104,289	104,289		—	—
UBS AG	4,030,612	4,030,612		—	—
UBS Securities LLC	2,783,795	2,783,795		—	—
Virtu Americas LLC	1,715,100	1,715,100		—	—
Wells Fargo Bank, National Association	2,069,046	2,069,046		—	—

	$68,787,526	$68,485,735		$—	$(301,791)

U.S. Technology
Barclays Bank PLC	$136,914	$136,914		$—	$—
Barclays Capital Inc.	8,389	8,389		—	—
BNP Paribas Prime Brokerage International Ltd.	6,166,460	6,166,460		—	—
BNP Paribas Securities Corp.	298,032	298,032		—	—
BofA Securities, Inc.	429,899	429,899		—	—
Citigroup Global Markets Inc.	502,131	502,131		—	—
Credit Suisse AG	11,211,455	11,211,455		—	—
Credit Suisse Securities (USA) LLC	338,630	338,630		—	—
Goldman Sachs & Co	11,712,001	11,712,001		—	—
HSBC Bank PLC	3,043	3,043		—	—
JPMorgan Securities LLC	16,362,607	16,362,607		—	—
Morgan Stanley & Co. LLC	56,584,510	56,584,510		—	—
National Financial Services LLC	12,939	12,939		—	—
RBC Capital Markets LLC	84,302	84,302		—	—
Scotia Capital (USA) Inc.	175,724	175,724		—	—
SG Americas Securities LLC	81,076	81,076		—	—
UBS AG	2,795,801	2,795,801		—	—
UBS Securities LLC	2,168,051	2,168,051		—	—
Wells Fargo Bank, National Association	4,785,265	4,785,265		—	—
Wells Fargo Securities LLC	3,912,187	3,912,187		—	—

	$117,769,416	$117,769,416		$—	$—

U.S. Utilities
UBS AG	$2,033,075	$2,033,075		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$48,623
Transportation Average	18,471
U.S. Energy	14,155
U.S. Healthcare	147,216
U.S. Technology	222,293
U.S. Utilities	1,142

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Dow Jones U.S.	$7,398,086	$4,301,516	$(1,411,137)
U.S. Energy	7,921,988	5,924,305	(25,654,431)
U.S. Healthcare	11,493,414	12,025,277	(5,954,720)
U.S. Technology	148,198,506	156,274,289	(1,460,505)
U.S. Utilities	2,809,915	7,223,306	(433,807)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$49,977,221	$55,287,548
Transportation Average	178,203,659	175,716,628
U.S. Energy	68,539,461	86,788,846
U.S. Healthcare	100,395,033	109,978,653
U.S. Technology	715,614,873	724,534,437
U.S. Utilities	39,799,439	41,936,669

For the year ended April 30, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$45,788,273	$100,234,633
Transportation Average	1,660,283,398	1,670,621,341
U.S. Energy	214,446,676	260,579,238
U.S. Healthcare	571,390,538	470,065,345
U.S. Technology	878,215,799	916,805,803
U.S. Utilities	623,847,689	457,732,695

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Dow Jones U.S.	$57,785,315	$(57,785,315)
Transportation Average	(3,961,341)	3,961,341
U.S. Energy	(101,275,381)	101,275,381
U.S. Healthcare	96,507,916	(96,507,916)
U.S. Technology	383,797,021	(383,797,021)
U.S. Utilities	26,364,731	(26,364,731)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
Dow Jones U.S.
Ordinary income	$23,902,996	$21,091,399

Transportation Average
Ordinary income	$7,125,758	$8,438,131

U.S. Energy
Ordinary income	$39,698,179	$23,500,556

U.S. Healthcare
Ordinary income	$26,826,547	$43,163,813

U.S. Technology
Ordinary income	$40,824,092	$33,239,056

U.S. Utilities
Ordinary income	$26,169,725	$19,110,532

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Dow Jones U.S.	$1,416,882	$(10,893,306)	$393,436,047	$383,959,623
Transportation Average	—	(23,150,875)	(173,605,464)	(196,756,339)
U.S. Energy	—	(132,686,409)	(439,074,702)	(571,761,111)
U.S. Healthcare	4,515,348	(37,339,076)	155,844,575	123,020,847
U.S. Technology	702,422	(19,593,108)	1,280,763,573	1,261,872,887
U.S. Utilities	770,108	(34,883,574)	(87,845,298)	(121,958,764)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the characterization of corporate actions.

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$788,978,536	$472,917,025	$(79,480,978)	$393,436,047
Transportation Average	659,952,502	23,351	(173,628,815)	(173,605,464)
U.S. Energy	902,581,943	4,269	(439,078,971)	(439,074,702)
U.S. Healthcare	2,346,094,100	280,428,785	(124,584,210)	155,844,575
U.S. Technology	3,703,671,391	1,373,748,462	(92,984,889)	1,280,763,573
U.S. Utilities	965,342,812	14,773,484	(102,618,782)	(87,845,298)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 04/30/20		Year Ended 04/30/19

iShares ETF	Shares	Amount	Shares	Amount

Dow Jones U.S.
Shares sold	350,000	$45,960,610	300,000	$40,550,528
Shares redeemed	(700,000)	(101,296,306)	(350,000)	(45,895,995)

Net decrease	(350,000)	$(55,335,696)	(50,000)	$(5,345,467)

Transportation Average
Shares sold	9,150,000	$1,664,349,137	7,700,000	$1,458,010,287
Shares redeemed	(9,050,000)	(1,674,852,885)	(9,050,000)	(1,703,510,819)

Net increase(decrease)	100,000	$(10,503,748)	(1,350,000)	$(245,500,532)

U.S. Energy
Shares sold	11,000,000	$215,445,547	6,800,000	$258,856,680
Shares redeemed	(10,050,000)	(261,637,556)	(11,750,000)	(448,475,886)

Net increase(decrease)	950,000	$(46,192,009)	(4,950,000)	$(189,619,206)

U.S. Healthcare
Shares sold	2,800,000	$572,958,479	5,250,000	$1,003,555,231
Shares redeemed	(2,500,000)	(478,909,093)	(4,450,000)	(841,507,477)

Net increase	300,000	$94,049,386	800,000	$162,047,754

U.S. Technology
Shares sold	4,150,000	$884,213,107	5,350,000	$963,998,733
Shares redeemed	(4,400,000)	(922,623,445)	(8,350,000)	(1,507,802,148)

Net decrease	(250,000)	$(38,410,338)	(3,000,000)	$(543,803,415)

U.S. Utilities
Shares sold	3,950,000	$627,020,099	3,050,000	$419,326,483
Shares redeemed	(3,250,000)	(459,858,241)	(2,250,000)	(307,872,075)

Net increase	700,000	$167,161,858	800,000	$111,454,408

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF,

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and

iShares U.S. Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Dow Jones U.S.	99.08%
Transportation Average	100.00%
U.S. Energy	96.41%
U.S. Healthcare	100.00%
U.S. Technology	100.00%
U.S. Utilities	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$23,222,606
Transportation Average	8,351,487
U.S. Energy	38,358,104
U.S. Healthcare	37,148,007
U.S. Technology	57,463,405
U.S. Utilities	29,461,523

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Business Income
Dow Jones U.S.	$825,547

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	67

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.(a)	$2.762969	$—	$0.172495	$2.935464	94%	—%	6%	100%
Transportation Average	2.767059	—	—	2.767059	100	—	—	100
U.S. Energy(a)	1.064682	—	1.045726	2.110408	50	—	50	100
U.S. Healthcare	2.544015	—	—	2.544015	100	—	—	100
U.S. Utilities	4.399143	—	—	4.399143	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	449	34.02%
At NAV	249	18.86
Less than 0.0% and Greater than –0.5%	622	47.12

	1,320	100.00%

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Transportation Average ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.0% and Less than 0.5%	523	39.61
At NAV	299	22.64
Less than 0.0% and Greater than –0.5%	489	37.04
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08

	1,320	100.00%

iShares U.S. Energy ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	403	30.53
At NAV	211	15.98
Less than 0.0% and Greater than –0.5%	705	53.41

	1,320	100.00%

iShares U.S. Healthcare ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	528	40.00%
At NAV	287	21.74
Less than 0.0% and Greater than –0.5%	505	38.26

	1,320	100.00%

iShares U.S. Technology ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	491	37.20
At NAV	299	22.64
Less than 0.0% and Greater than –0.5%	529	40.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	69

Supplemental Information  (unaudited) (continued)

iShares U.S. Utilities ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	369	27.95%
At NAV	327	24.77
Less than 0.0% and Greater than –0.5%	624	47.28

	1,320	100.00%

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions)(2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO(2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	73

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-401-0420

APRIL 30, 2020

2020 Annual Report

iShares Trust

•	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
•	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
•	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
•	iShares U.S. Financial Services ETF | IYG | NYSE Arca
•	iShares U.S. Financials ETF | IYF | NYSE Arca
•	iShares U.S. Industrials ETF | IYJ | Cboe BZX
•	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
•	iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2020 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -1.04%. The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, equities posted solid returns on the strength of an economy that set records for the most consecutive months of both economic and job growth. However, as the extent of the coronavirus outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economic activity of countries worldwide, U.S. equity prices declined sharply. A time of high volatility and uncertainty followed, as investors struggled to project the length of the disruption and its ultimate economic impact. In the final month of the reporting period, however, volatility declined significantly as equity prices increased, leading to cautious optimism from some analysts and investors.

As state and local governments issued shelter-in-place orders and other restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. While some states planned for phased re-openings near the end of the reporting period, economic activity remained well below pre-outbreak levels. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Similarly, industries that depend on a physical presence, such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering around a 50-year low, increased dramatically as more than 30 million workers filed unemployment claims in the six weeks beginning mid-March 2020. Markets were further roiled by a sudden decline in oil prices, which touched a 21-year low, reflecting sharply lower demand and a dispute between Russia and Saudi Arabia over oil production.

In response to the crisis, the federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. Equity markets reacted positively to the stimulus package but remained below previous highs. In April 2020, a further U.S. $484 billion of aid for small businesses and hospitals was added, reassuring markets that the government stood ready to provide additional fiscal stimulus.

The U.S. Federal Reserve Bank (“Fed”), which had already lowered interest rates three times in 2019 to boost a slowing economy, also responded to the crisis. In March 2020, the Fed enacted two emergency interest rate reductions to restore confidence in markets, bringing short-term interest rates down to a range of 0.00%-0.25%. The Fed further acted to stabilize credit markets by launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans.

While many equities posted negative returns for the reporting period, market conditions weighed on some classes of stock to a greater degree than others. Smaller-capitalization stocks typically struggled more than larger-capitalization stocks, as the economic downturn magnified investors’ concerns about the generally weaker balance sheets and profitability of smaller companies. Larger companies were also seen as more likely to benefit from the stimulus package. Stocks with a value focus declined more steeply than growth stocks, as value stocks were disproportionately affected by lower oil prices and declining interest rates.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® U.S. Basic Materials ETF

Investment Objective

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(11.59)%	0.99%	4.31%	(11.59)%	5.06%	52.44%
Fund Market	(11.58)	0.98	4.30	(11.58)	5.00	52.37
Index	(11.21)	1.38	4.74	(11.21)	7.11	58.97

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$891.60	$1.98		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Basic Materials ETF

Portfolio Management Commentary

Stocks of U.S. basic materials companies declined sharply during the reporting period, primarily due to the coronavirus outbreak. Uncertainty about global growth and trade tensions between the U.S. and China constrained commodities and chemicals companies for much of the reporting period. Nevertheless, basic materials stocks advanced modestly at the end of 2019. The subsequent pandemic exacerbated weaknesses in the materials sector, as government directives forced mining operations to close, and lower manufacturing activity in China led to a sharp reduction in demand for chemicals.

The specialty and commodity chemicals industries drove detraction from the Index’s return. Before the coronavirus, costly reorganization and concerns regarding legal liability tied to the environmental impacts of specialty chemicals products challenged chemicals companies. As the pandemic continued, concerns about lower demand for chemicals, particularly in construction, mounted. The disrupted supply of raw materials, many of which are produced in China, led to expectations that input prices would rise, which further weighed on chemicals stocks.

The steel industry also detracted from the Index’s return. The coronavirus-related economic slowdown led to reduced steel demand, especially for steel used in automobile manufacturing, which drove already weak steel prices lower. Steel companies reduced production amid declining demand.

On the upside, the gold industry contributed to the Index’s return. Gold prices rose as investors concerned about economic disruptions scaled back their equity holdings in favor of less economically sensitive investments such as gold. The Fed’s emergency interest rate reductions and aggressive stimulus measures benefited gold mining stocks. Limited supply due to closed refineries and ongoing demand growth from middle class consumers in Asia also supported gold prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Chemicals	79.9%
Metals & Mining	19.7
Other (each representing less than 1%)	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Linde PLC	18.7%
Air Products & Chemicals Inc.	9.4
Newmont Corp.	9.2
Ecolab Inc.	9.2
Dow Inc.	4.9
DuPont de Nemours Inc.	4.9
PPG Industries Inc.	4.1
Corteva Inc.	3.7
LyondellBasell Industries NV, Class A	2.8
International Flavors & Fragrances Inc.	2.7

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® U.S. Consumer Goods ETF

Investment Objective

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.86)%	4.97%	9.71%	(0.86)%	27.46%	152.68%
Fund Market	(0.89)	4.97	9.71	(0.89)	27.43	152.64
Index	(0.46)	5.40	10.19	(0.46)	30.10	163.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$951.30	$2.04		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Consumer Goods ETF

Portfolio Management Commentary

Consumer goods stocks posted a slightly negative return amid the turbulent economic environment surrounding the coronavirus outbreak. Stay-at-home orders and restrictions on social gatherings drove the largest monthly decline in consumer spending in more than 50 years.

Consumer durables stocks, particularly in the apparel, accessories, and luxury goods industry, detracted the most from the Index’s return. Store closures in China negatively affected sellers of designer apparel even before the outbreak spread to other countries. Once non-essential businesses in parts of the U.S. closed, apparel companies endured further declines. The leisure products industry also detracted, as investors feared that the coronavirus outbreak could hinder toy manufacturing in China.

Food, beverage, and tobacco stocks detracted meaningfully from the Index’s performance. Tobacco companies struggled as a maker of e-cigarettes came under increased scrutiny for marketing to minors. In addition, stocks of cigarette makers declined after production halted at their manufacturing facilities in the U.S. and Italy as part of social distancing measures.

On the upside, the household and personal products industry contributed to the Index’s return. Increased sales of paper goods and cleaning supplies to consumers sheltering at home during the pandemic benefited distributors of household products. Stockpiling of toilet paper and a surge in demand for bleach in particular boosted the manufacturers of these products.

The automobiles industry made a meaningful contribution to the Index’s return, as analysts believed that niche electric vehicle makers could capture market share from large automobile manufacturers when car sales begin to recover. Media and entertainment stocks also advanced, especially in the interactive home entertainment industry. Stocks of video game manufacturers rose based on investor expectations that stay-at-home orders could lead to increased demand for gaming.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Food, Beverage & Tobacco	45.1%
Household & Personal Products	23.4
Consumer Durables & Apparel	13.9
Automobiles & Components	10.0
Media & Entertainment	4.9
Capital Goods	1.1
Other (each representing less than 1%)	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Procter & Gamble Co. (The)	13.9%
PepsiCo Inc.	8.7
Coca-Cola Co. (The)	8.4
Philip Morris International Inc.	5.5
Tesla Inc.	5.3
NIKE Inc., Class B	5.1
Mondelez International Inc., Class A	3.5
Altria Group Inc.	3.5
Colgate-Palmolive Co.	2.9
Activision Blizzard Inc.	2.3

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	iShares® U.S. Consumer Services ETF

Investment Objective

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services Capped (TR) IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(4.79)%	8.55%	13.65%	(4.79)%	50.74%	259.38%
Fund Market	(4.81)	8.54	13.64	(4.81)	50.62	259.20
Index(a)	(4.35)	9.03	14.15	(4.35)	54.07	275.61
Dow Jones U.S. Consumer Services Total Return Index	(0.16)	9.97	14.64	(0.16)	60.82	292.06
Dow Jones U.S. Consumer Services Capped (TR) IndexTM(b)	(4.15)	N/A	N/A	(4.15)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM, which, effective as of June 24, 2019, replaced Dow Jones U.S. Consumer Services Total Return Index as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM was April 15, 2019.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$936.40	$2.02		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Consumer Services ETF

Portfolio Management Commentary

Consumer services stocks in the U.S. declined during the reporting period, as the slowdown in economic activity to limit the spread of the coronavirus drove the largest monthly decline in consumer spending in more than 50 years. The media and entertainment industry was the most significant detractor from the Index’s return. Closures of theme parks, movie theaters, and film and television productions weighed heavily on entertainment companies. Promoters of live music performances struggled as gatherings were canceled or postponed in compliance with stay-at-home orders and social distancing guidelines. With all major sports put on indefinite hold, broadcasters of sporting events were also negatively affected.

The hotels, resorts, and cruise lines industry was another area of weakness. Following a recommendation from the U.S. State Department that Americans avoid traveling on cruises and a subsequent ban on travel from European countries, cruise stocks endured substantial declines. Travel restrictions and stay-at-home orders weighed on hotel stocks, as bookings declined precipitously.

The transportation industry detracted from the Index’s performance, as the impact of coronavirus-related lockdowns pressured airlines. Airline passenger volume decreased by as much as 95% compared to 2019 levels. Despite federal aid provided to the industry, airlines stocks declined amid uncertainty over when air travel might return to pre-outbreak levels.

On the upside, food and staples retailers contributed to the Index’s return. Consumers under stay-at-home orders stockpiled paper goods and groceries and stepped up online purchases, bolstering the stocks of hypermarkets and supercenters. Another industry that benefited from consumers being confined to their homes was internet and direct marketing retail, which rose due to investor expectations of a significant increase in sales of goods online along with growth in streaming video services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Retailing	41.1%
Media & Entertainment	22.9
Consumer Services	18.4
Food & Staples Retailing	11.5
Transportation	2.7
Commercial & Professional Services	2.2
Health Care Equipment & Services	1.1
Other (each representing less than 1%)	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Amazon. com Inc.	10.6%
Home Depot Inc. (The)	7.9
McDonald’s Corp.	4.3
Netflix Inc.	4.3
Walt Disney Co. (The)	4.3
Comcast Corp., Class A	4.1
Walmart Inc.	3.9
Costco Wholesale Corp.	3.9
Starbucks Corp.	3.5
Lowe’s Companies Inc.	3.1

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	iShares® U.S. Financial Services ETF

Investment Objective

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(13.46)%	6.55%	8.15%	(13.46)%	37.33%	118.89%
Fund Market	(13.49)	6.53	8.14	(13.49)	37.22	118.75
Index	(13.09)	6.99	8.61	(13.09)	40.22	128.49

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$827.80	$1.91		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Financial Services ETF

Portfolio Management Commentary

U.S. financial services stocks posted a negative return for the reporting period. Although financial services stocks generally advanced during 2019, the sudden drop in economic activity following the coronavirus outbreak in early 2020 led to sharp declines among financial services companies, as investors expected a global recession.

Banks detracted the most from the Index’s return, driven largely by declines among large diversified banks. Banks posted solid gains in 2019 despite low interest rates, with profits boosted by lower funding costs due to increased deposits, higher trading revenues, and a rise in consumer lending. The closure of non-essential businesses after the coronavirus outbreak negatively affected banks because they lend to companies in numerous industries that were disrupted by shutdowns. Concerns mounted about reduced demand for loans and increased risk of loan defaults during a prolonged economic slowdown. In addition, the Fed’s emergency interest rate reductions forced banks to lower the rates they charge on loans, leading to expectations of reduced profitability.

Regional banks, which depend heavily on local economic conditions and lending to specific industries, also detracted notably from performance. For example, regional banks with substantial exposure to the oil and gas industry were particularly challenged as sharp declines in oil prices raised concerns about higher loan defaults. The consumer finance industry further weighed on performance amid concerns that a protracted recession could result in increased consumer credit card debt defaults.

On the upside, the information technology sector contributed to the Index’s return. The data processing and outsourced services industry advanced amid the ongoing shift to online shopping, which bolstered revenue growth of electronic payment processors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Banks	43.3%
Diversified Financials	34.9
Software &Services	21.5
Insurance	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Visa Inc., Class A	12.0%
JPMorgan Chase & Co.	11.7
Mastercard Inc., Class A	9.5
Bank of America Corp.	7.6
Wells Fargo & Co.	4.4
Citigroup Inc.	4.1
S&P Global Inc.	2.8
CME Group Inc.	2.5
American Express Co.	2.4
BlackRock Inc.	2.3

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of April 30, 2020	iShares® U.S. Financials ETF

Investment Objective

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials Capped (TR) IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(13.47)%	5.63%	8.02%	(13.47)%	31.52%	116.35%
Fund Market	(13.47)	5.63	8.02	(13.47)	31.50	116.23
Index(a)	(13.10)	6.05	8.47	(13.10)	34.14	125.44
Dow Jones U.S. Financials Total Return Index	(13.08)	6.06	8.47	(13.08)	34.17	125.50
Dow Jones U.S. Financials Capped (TR) IndexTM(b)	(13.06)	N/A	N/A	(13.06)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Financials Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Financials Capped (TR) IndexTM, which, effective as of June 24, 2019, replaced Dow Jones U.S. Financials Total Return Index as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Financials Capped (TR) IndexTM was April 15, 2019.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$824.00	$1.90		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Financials ETF

Portfolio Management Commentary

U.S. financials stocks posted a negative return for the reporting period. Although financials stocks generally advanced during 2019, the sudden drop in economic activity following the coronavirus outbreak in early 2020 led to sharp declines among financials companies, as investors expected a global recession.

Banks detracted the most from the Index’s return. Banks posted solid gains in 2019 despite low interest rates, with profits boosted by lower funding costs due to increased deposits, higher trading revenues, and a rise in consumer lending. The closure of non-essential businesses after the coronavirus outbreak negatively affected banks because they lend to companies in numerous industries that were disrupted by shutdowns. Concerns mounted about reduced demand for loans and increased risk of loan defaults during a prolonged economic slowdown. In addition, the Fed’s emergency interest rate reductions forced banks to lower the rates they charge on loans, leading to expectations of reduced profitability.

The diversified financials industry weighed notably on the Index’s return. Consumer finance stocks declined amid concerns that credit card debt defaults would rise during a protracted recession, while diversified financial services conglomerates struggled due to subsidiary shutdowns during the pandemic.

The insurance industry also detracted meaningfully from performance. As the coronavirus pandemic continued, investors grew concerned that more policy holders would make successful claims. In addition to investor unease about rising liabilities, lower investment income due to interest rate declines constrained the industry.

The real estate sector further detracted from the Index’s return, led by retail real estate investment trusts (“REITs”). Already pressured by the expansion of e-commerce, retail REITs declined sharply as nonessential businesses closed and many retailers missed rent payments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Diversified Financials	28.7%
Banks	24.6
Real Estate	22.0
Insurance	13.0
Software & Services	11.2
Commercial & Professional Services	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Berkshire Hathaway Inc., Class B	8.1%
Visa Inc., Class A	6.6
JPMorgan Chase & Co.	6.6
Mastercard Inc., Class A	4.5
Bank of America Corp.	4.3
Wells Fargo & Co.	2.5
Citigroup Inc.	2.4
American Tower Corp.	2.4
S&P Global Inc.	1.6
Crown Castle International Corp.	1.5

(a)	Excludes money market funds.

FUND SUMMARY	13

Fund Summary as of April 30, 2020	iShares® U.S. Industrials ETF

Investment Objective

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(11.57)%	6.67%	10.16%	(11.57)%	38.13%	163.13%
Fund Market	(11.61)	6.66	10.15	(11.61)	38.02	162.91
Index	(11.21)	7.14	10.65	(11.21)	41.17	175.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$867.30	$1.95		$1,000.00	$1,022.80	$2.11		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Industrials ETF

Portfolio Management Commentary

Stocks of U.S. industrials companies declined sharply during the reporting period as losses due to the coronavirus outbreak erased earlier gains. Industrials stocks advanced at the end of 2019, supported by easing trade tensions between the U.S. and China and the Fed’s accommodative monetary policy. However, the coronavirus outbreak in early 2020 and efforts to contain the pandemic led to a disruption of global manufacturing. This environment weighed heavily on industrials stocks, which ended down for the reporting period.

The capital goods industry detracted the most from the Index’s return, led by aerospace and defense stocks. The grounding of a popular model of jet after several high-profile crashes negatively affected aerospace stocks, and approvals for a resumption of sales took longer than expected. Travel restrictions imposed to fight the coronavirus pandemic greatly reduced air travel and led to a sharp decrease in orders for new aircraft. Investor concerns that deficits resulting from government stimulus programs would lead to reductions in the defense budget further weighed on aerospace and defense stocks.

Industrial conglomerates stocks also detracted notably from the Index’s return amid economic disruptions due to the coronavirus outbreak. Sharply lower oil prices weighed heavily on performance due to the industry’s sizable exposure to energy companies. The machinery industry declined amid expectations of reduced demand, particularly from energy and mining companies. Supply disruptions, especially in Asia, where many factories were forced to shut down, also pressured the industry.

The transportation industry also detracted from the Index’s return, as supply chain disruptions led to lower global shipping volumes. Economic uncertainty raised investor concerns that demand for shipping could decline even more due to reduced consumer discretionary spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Capital Goods	49.3%
Software & Services	20.8
Transportation	12.3
Materials	6.2
Commercial & Professional Services	5.9
Technology Hardware & Equipment	5.2
Pharmaceuticals, Biotechnology & Life Sciences	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
PayPal Holdings Inc.	4.6%
Accenture PLC, Class A	3.8
Union Pacific Corp.	3.6
Honeywell International Inc.	3.2
Lockheed Martin Corp.	3.1
Raytheon Technologies Corp.	3.0
3M Co.	2.8
Fidelity National Information Services Inc.	2.6
Boeing Co. (The)	2.4
United Parcel Service Inc., Class B	2.1

(a)	Excludes money market funds.

FUND SUMMARY	15

Fund Summary as of April 30, 2020	iShares® MSCI KLD 400 Social ETF

Investment Objective

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The index excludes companies involved in tobacco, alcohol, gambling, controversial weapons, civilian firearms, nuclear weapons, conventional weapons, nuclear power, adult entertainment and genetically modified organisms (GMOs). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.95%	9.04%	10.92%	1.95%	54.16%	181.85%
Fund Market	1.93	9.03	10.91	1.93	54.09	181.74
Index	2.20	9.48	11.43	2.20	57.31	195.01

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$981.80	$1.23		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® MSCI KLD 400 Social ETF

Portfolio Management Commentary

U.S. stocks with positive environmental, social, and governance (“ESG”) characteristics advanced for the reporting period, amid growing investor interest and high demand for disclosures related to sustainability and social responsibility issues. The coronavirus pandemic highlighted the importance of corporate social practices, as investors increasingly scrutinized issues such as employee safety, workplace conditions, and compensation policies. Initiatives to increase adoption of renewable energy advanced at the state level, and New York, Colorado, and Washington all enacted policies to substantially reduce or eliminate net carbon emissions in the coming decades.

Information technology stocks with high ESG ratings contributed the most to the Index’s return. Information technology companies were particularly resilient during the coronavirus pandemic, as stay-at-home orders led to an increase in online activity and offset significant coronavirus-related declines. The software industry was the top contributor, driven by the continued shift toward subscription-based cloud software products, which generate steady revenue streams.

Healthcare stocks were solid contributors to the Index’s return. The biotechnology industry contributed the most amid optimism about research to develop vaccines and treatments for the coronavirus. On the downside, the energy and financials sectors were notable detractors from the Index’s return. Energy companies struggled due to a sharp decline in oil prices, while bank stocks retreated amid concerns that the economic downturn would result in loan losses.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCIUSA Investable Market Index. Relative to the broader market, the index investment process provides exposure to stocks with higher ESG characteristics, and eliminates those with lower ESG characteristics or those involved in controversial business activities. Consequently, the Index achieved an ESG quality score that was 27.1% higher than the broader market and had 33.4% less exposure to carbon-intensive companies. The Index’s two top overweight positions were in the information technology and communication services sectors and the top two underweights were in the financials and healthcare sectors. Security selection and the underweight in the financials sector were the largest contributors to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	30.4%
Communication Services	13.6
Health Care	11.6
Consumer Discretionary	8.6
Consumer Staples	8.6
Industrials	8.2
Financials	8.2
Real Estate	3.7
Materials	3.1
Utilities	2.0
Energy	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	9.8%
Facebook Inc., Class A	3.7
Alphabet Inc., Class C	3.2
Alphabet Inc., Class A	3.1
Visa Inc., Class A	2.3
Procter & Gamble Co. (The)	2.2
Intel Corp.	2.0
Mastercard Inc., Class A	1.9
Home Depot Inc. (The)	1.8
Verizon Communications Inc.	1.8

(a)	Excludes money market funds.

FUND SUMMARY	17

Fund Summary as of April 30, 2020	iShares® MSCI USA ESG Select ETF

Investment Objective

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Select Index (the “Index”). The index further excludes companies whose primary revenue is derived from alcohol, gambling, nuclear power, conventional and controversial weapons and civilian firearms. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.76%	9.10%	10.77%	2.76%	54.55%	178.21%
Fund Market	2.69	9.08	10.76	2.69	54.45	177.99
Index	3.03	9.54	11.28	3.03	57.71	191.16

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$988.50	$1.24		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® MSCI USA ESG Select ETF

Portfolio Management Commentary

U.S. large- and mid-capitalization stocks with positive environmental, social, and governance (“ESG”) characteristics advanced for the reporting period, amid growing investor interest and high demand for disclosures related to sustainability and social responsibility issues. The coronavirus pandemic highlighted the importance of corporate social practices, as investors increasingly scrutinized issues such as employee safety, workplace conditions, and compensation policies. Initiatives to increase adoption of renewable energy advanced at the state level, and New York, Colorado, and Washington all enacted policies to substantially reduce or eliminate net carbon emissions in the coming decades.

Information technology stocks with high ESG ratings contributed the most to the Index’s return. Information technology companies were particularly resilient during the coronavirus pandemic, as stay-at-home orders led to an increase in online activity and offset significant coronavirus-related declines. The software industry was the top contributor within the sector, driven by the continued shift toward subscription-based cloud software products, which generate steady revenue streams.

Healthcare stocks were also solid contributors to the Index’s return. The biotechnology industry contributed the most amid optimism about research to develop vaccines and treatments for the coronavirus. On the downside, the energy and financials sectors were notable detractors to the Index’s return. Energy companies declined due to a sharp decline in oil prices, while bank stocks retreated amid concerns that the economic downturn would result in loan losses.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 48.7% higher than the broader market, and had 43.6% less exposure to carbon intensive companies. The Index’s top two overweights were in the materials and information technology sectors and its two largest underweights were in the communication services and consumer discretionary sectors. An underweight position and security selection in financials and stock selection in the real estate sector drove the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	27.5%
Health Care	12.7
Industrials	11.8
Consumer Staples	9.7
Financials	8.5
Communication Services	7.7
Consumer Discretionary	6.9
Materials	5.3
Real Estate	4.7
Utilities	3.2
Energy	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microsoft Corp.	5.5%
Apple Inc.	5.1
Ecolab Inc.	4.3
Accenture PLC, Class A	3.8
Alphabet Inc., Class A	2.9
salesforce. com Inc.	2.7
Prologis Inc.	2.6
Expeditors International of Washington Inc.	2.4
BlackRock Inc.	2.3
3M Co.	2.3

(a)	Excludes money market funds.

FUND SUMMARY	19

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® U.S. Basic Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 79.7%
Air Products & Chemicals Inc.	106,441	$24,010,961
Albemarle Corp.	52,956	3,253,087
Ashland Global Holdings Inc.	30,929	1,908,010
Axalta Coating Systems Ltd.(a)	106,747	2,107,186
Cabot Corp.	30,965	1,049,404
Celanese Corp.	59,618	4,952,467
CF Industries Holdings Inc.	108,920	2,995,300
Chemours Co. (The)	88,618	1,039,489
Corteva Inc.(a)	363,033	9,507,834
Dow Inc.(a)	340,243	12,483,516
DuPont de Nemours Inc.	264,665	12,444,548
Eastman Chemical Co.	67,409	4,078,919
Ecolab Inc.	121,102	23,433,237
Element Solutions Inc.(a)(b)	118,883	1,218,551
FMC Corp.	63,697	5,853,754
HB Fuller Co.	27,774	1,021,806
Huntsman Corp.	103,664	1,742,592
Ingevity Corp.(a)(b)	22,884	1,188,137
International Flavors & Fragrances Inc.(b)	51,957	6,807,926
Linde PLC	259,001	47,653,594
LyondellBasell Industries NV, Class A	124,823	7,233,493
Mosaic Co. (The)	178,616	2,055,870
NewMarket Corp.	3,847	1,582,810
Olin Corp.	84,451	1,127,421
PolyOne Corp.	48,517	1,129,961
PPG Industries Inc.	114,611	10,410,117
RPM International Inc.(b)	64,251	4,266,909
Scotts Miracle-Gro Co. (The)	20,046	2,486,305
Sensient Technologies Corp.	22,885	1,093,674
Valvoline Inc.	97,518	1,676,334
Westlake Chemical Corp.	19,327	839,758
WR Grace & Co.	29,496	1,393,096

		204,046,066

Metals & Mining — 19.7%
Alcoa Corp.(a)(b)	103,571	844,104
Allegheny Technologies Inc.(a)	75,514	567,110
Arconic Corp.(a)	60,630	528,694
Carpenter Technology Corp.	28,181	624,773
Commercial Metals Co.	64,148	1,022,519

Security	Shares	Value

Metals & Mining (continued)
Freeport-McMoRan Inc.	706,476	$6,238,183
Newmont Corp.	395,875	23,546,645
Nucor Corp.	147,716	6,084,422
Reliance Steel & Aluminum Co.	33,383	2,990,449
Royal Gold Inc.	32,523	3,985,043
Steel Dynamics Inc.	108,473	2,632,640
U.S. Steel Corp.(b)	97,233	746,749
Worthington Industries Inc.	22,070	583,531

		50,394,862

Oil, Gas & Consumable Fuels — 0.1%
Peabody Energy Corp.	72,270	244,995

Paper & Forest Products — 0.3%
Domtar Corp.	32,513	759,504

Total Common Stocks — 99.8% (Cost: $339,293,963)		255,445,427

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	7,969,717	7,978,484
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	357,000	357,000

		8,335,484

Total Short-Term Investments — 3.2% (Cost: $8,320,995)		8,335,484

Total Investments in Securities — 103.0% (Cost: $347,614,958)		263,780,911

Other Assets, Less Liabilities — (3.0)%		(7,774,316)

Net Assets — 100.0%		$256,006,595

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	608,311	7,361,406	7,969,717	$7,978,484	$19,075	(b)	$4,140		$14,310
BlackRock Cash Funds: Treasury, SL Agency Shares	355,680	1,320	357,000	357,000	8,026		—		—

				$8,335,484	$27,101		$4,140		$14,310

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Basic Materials ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P MidCap 400 E-Mini	1	06/19/20	$164	$19,178
S&P Select Sector Industrial E-Mini Index	4	06/19/20	258	18,780

				$37,958

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$37,958

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(294,220)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$37,958

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$284,142

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$255,445,427	$—	$—	$255,445,427
Money Market Funds	8,335,484	—	—	8,335,484

	$263,780,911	$—	$—	$263,780,911

Derivative financial instruments(a)
Assets
Futures Contracts	$37,958	$—	$—	$37,958

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 2.1%
Adient PLC(a)	19,368	$290,133
Aptiv PLC	56,914	3,958,369
Autoliv Inc.	17,502	1,050,470
BorgWarner Inc.	45,990	1,313,934
Dana Inc.	32,080	368,920
Gentex Corp.	56,318	1,365,148
Goodyear Tire & Rubber Co. (The)	51,838	371,679
Lear Corp.	12,256	1,196,798
Veoneer Inc.(a)(b)	22,274	217,840

		10,133,291

Automobiles — 7.9%
Ford Motor Co.	868,145	4,418,858
General Motors Co.	280,311	6,248,132
Harley-Davidson Inc.(b)	34,481	752,720
Tesla Inc.(a)	31,745	24,820,781
Thor Industries Inc.	12,280	812,936

		37,053,427

Beverages — 21.0%
Boston Beer Co. Inc. (The), Class A, NVS(a)	2,053	957,745
Brown-Forman Corp., Class B, NVS(b)	40,619	2,526,502
Coca-Cola Co. (The)	859,673	39,450,394
Constellation Brands Inc., Class A	37,342	6,149,854
Keurig Dr Pepper Inc.	59,653	1,578,418
Molson Coors Beverage Co., Class B	41,901	1,718,360
Monster Beverage Corp.(a)	85,109	5,260,587
National Beverage Corp.(a)(b)	2,586	129,895
PepsiCo Inc.	310,878	41,126,051

		98,897,806

Commercial Services & Supplies — 0.1%
Herman Miller Inc.	13,164	296,717

Distributors — 0.9%
Genuine Parts Co.	32,392	2,568,038
Pool Corp.	8,930	1,890,124

		4,458,162

Diversified Financial Services — 0.2%
Jefferies Financial Group Inc.	53,311	731,427

Entertainment — 4.9%
Activision Blizzard Inc.	171,277	10,915,483
Electronic Arts Inc.(a)	65,094	7,437,640
Take-Two Interactive Software Inc.(a)	25,232	3,054,334
Zynga Inc., Class A(a)	211,099	1,591,687

		22,999,144

Food & Staples Retailing — 0.4%
Performance Food Group Co.(a)	29,073	853,292
U.S. Foods Holding Corp.(a)	48,868	1,050,662

		1,903,954

Food Products — 15.1%
Archer-Daniels-Midland Co.	124,109	4,609,408
Beyond Meat Inc.(a)	2,333	230,944
Bunge Ltd.	31,528	1,250,716
Campbell Soup Co.	37,677	1,883,096
Conagra Brands Inc.	108,496	3,628,106
Darling Ingredients Inc.(a)	36,494	751,411
Flowers Foods Inc.	42,912	956,079
General Mills Inc.	134,745	8,069,878

Security	Shares	Value

Food Products (continued)
Hain Celestial Group Inc. (The)(a)	17,994	$464,965
Hershey Co. (The)	33,064	4,378,666
Hormel Foods Corp.	61,992	2,904,325
Ingredion Inc.	14,869	1,207,363
JM Smucker Co. (The)	25,428	2,921,932
Kellogg Co.	55,512	3,636,036
Kraft Heinz Co. (The)	138,846	4,211,199
Lamb Weston Holdings Inc.	32,577	1,998,925
Lancaster Colony Corp.	4,421	595,199
McCormick & Co. Inc./MD, NVS	27,549	4,320,785
Mondelez International Inc., Class A	320,997	16,512,086
Pilgrim’s Pride Corp.(a)	11,605	255,310
Post Holdings Inc.(a)	14,800	1,359,380
Seaboard Corp.	58	174,644
TreeHouse Foods Inc.(a)(b)	12,536	648,487
Tyson Foods Inc., Class A	65,809	4,092,662

		71,061,602

Household Durables — 3.8%
DR Horton Inc.	74,759	3,530,120
Helen of Troy Ltd.(a)	5,616	922,596
Leggett & Platt Inc.	29,345	1,030,890
Lennar Corp., Class A	62,397	3,124,218
Lennar Corp., Class B	3,425	130,664
Mohawk Industries Inc.(a)	13,244	1,161,764
Newell Brands Inc.	84,852	1,177,746
NVR Inc.(a)	775	2,402,500
PulteGroup Inc.	56,864	1,607,545
Tempur Sealy International Inc.(a)	10,107	543,251
Toll Brothers Inc.	26,856	645,081
Whirlpool Corp.	14,072	1,572,405

		17,848,780

Household Products — 21.1%
Church & Dwight Co. Inc.	54,710	3,829,153
Clorox Co. (The)	27,980	5,216,591
Colgate-Palmolive Co.	191,071	13,426,559
Energizer Holdings Inc.	14,399	560,985
Kimberly-Clark Corp.	76,426	10,583,473
Procter & Gamble Co. (The)	555,975	65,532,773
Spectrum Brands Holdings Inc.	9,754	420,007

		99,569,541

Leisure Products — 0.9%
Brunswick Corp./DE	18,201	868,552
Hasbro Inc.	28,373	2,048,814
Mattel Inc.(a)	77,456	675,416
Polaris Inc.	12,820	909,323

		4,502,105

Machinery — 1.1%
Stanley Black & Decker Inc.	33,890	3,734,678
WABCO Holdings Inc.(a)	11,439	1,537,173

		5,271,851

Personal Products — 2.2%
Coty Inc., Class A	65,744	358,305
Estee Lauder Companies Inc. (The), Class A	49,616	8,752,262
Herbalife Nutrition Ltd.(a)	20,639	770,867
Nu Skin Enterprises Inc., Class A	12,382	361,678

		10,243,112

Textiles, Apparel & Luxury Goods — 9.1%
Capri Holdings Ltd.(a)	33,807	515,557

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Carter’s Inc.	9,855	$770,661
Columbia Sportswear Co.	6,478	472,181
Deckers Outdoor Corp.(a)	6,241	928,411
Hanesbrands Inc.	80,729	802,446
Levi Strauss & Co., Class A	9,334	120,315
Lululemon Athletica Inc.(a)	26,720	5,971,386
NIKE Inc., Class B	277,792	24,217,906
PVH Corp.	16,512	812,886
Ralph Lauren Corp.	11,099	818,884
Skechers U.S.A. Inc., Class A(a)	29,824	840,440
Steven Madden Ltd.	17,252	432,508
Tapestry Inc.	61,464	914,584
Under Armour Inc., Class A(a)	41,954	437,161
Under Armour Inc., Class C, NVS(a)	43,340	401,762
VF Corp.	73,010	4,241,881
Wolverine World Wide Inc.	18,026	369,353

		43,068,322

Tobacco — 8.9%
Altria Group Inc.	416,484	16,346,997
Philip Morris International Inc.	346,870	25,876,502

		42,223,499

Total Common Stocks — 99.7% (Cost: $510,498,541)		470,262,740

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	1,686,007	$1,687,862
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	572,000	572,000

		2,259,862

Total Short-Term Investments — 0.5% (Cost: $2,258,134)		2,259,862

Total Investments in Securities — 100.2% (Cost: $512,756,675)		472,522,602

Other Assets, Less Liabilities — (0.2)%		(967,861)

Net Assets — 100.0%		$471,554,741

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,086,062	(10,400,055)	1,686,007	$1,687,862	$86,690	(b)	$(10,386)	$286
BlackRock Cash Funds: Treasury, SL Agency Shares	219,777	352,223	572,000	572,000	11,387		—	—

				$2,259,862	$98,077		$(10,386)	$286

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P MidCap 400 E-Mini	2	06/19/20	$329	$42,769
S&P Select Sector Consumer Staples E-Mini Index	15	06/19/20	875	39,787

				$82,556

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Consumer Goods ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$82,556

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(220,139)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$82,556

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$669,690

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$470,262,740	$—	$—	$470,262,740
Money Market Funds	2,259,862	—	—	2,259,862

	$472,522,602	$—	$—	$472,522,602

Derivative financial instruments(a)
Assets
Futures Contracts	$82,556	$—	$—	$82,556

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments April 30, 2020	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.0%
Alaska Air Group Inc.	38,407	$1,248,996
Allegiant Travel Co.	4,082	320,355
American Airlines Group Inc.(a)	121,571	1,460,068
Delta Air Lines Inc.	179,484	4,650,430
JetBlue Airways Corp.(b)	90,021	876,804
Southwest Airlines Co.	164,255	5,132,969
Spirit Airlines Inc.(a)(b)	21,345	320,602
United Airlines Holdings Inc.(b)	77,722	2,299,017

		16,309,241

Commercial Services & Supplies — 1.1%
Copart Inc.(a)(b)	63,787	5,109,976
IAA Inc.(b)	41,633	1,607,034
KAR Auction Services Inc.	39,859	597,088
Rollins Inc.	43,905	1,756,200

		9,070,298

Distributors — 0.3%
LKQ Corp.(b)	95,561	2,498,920

Diversified Consumer Services — 1.4%
Adtalem Global Education Inc.(b)	16,712	530,940
Bright Horizons Family Solutions Inc.(b)	18,151	2,113,684
Chegg Inc.(b)	35,837	1,532,032
frontdoor Inc.(b)	26,400	1,021,944
Graham Holdings Co., Class B	1,355	528,464
Grand Canyon Education Inc.(b)	15,038	1,293,569
H&R Block Inc.	60,928	1,014,451
Service Corp. International(a)	56,996	2,094,033
ServiceMaster Global Holdings Inc.(b)	42,288	1,439,906

		11,569,023

Entertainment — 9.8%
Cinemark Holdings Inc.	32,997	471,197
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	8,093	244,813
Liberty Media Corp.-Liberty Formula One, Class C, NVS(b)	63,317	2,038,174
Lions Gate Entertainment Corp., Class A(b)	17,184	122,694
Lions Gate Entertainment Corp., Class B, NVS(b)	33,185	221,676
Live Nation Entertainment Inc.(a)(b)	43,940	1,971,588
Madison Square Garden Entertainment Corp.(b)	5,509	455,594
Madison Square Garden Sports Co. (The)(b)	5,509	943,802
Netflix Inc.(b)	81,336	34,148,920
Roku Inc.(a)(b)	28,544	3,460,389
Walt Disney Co. (The)	313,419	33,896,265
World Wrestling Entertainment Inc., Class A	14,888	662,069

		78,637,181

Food & Staples Retailing — 11.5%
Casey’s General Stores Inc.	11,470	1,736,673
Costco Wholesale Corp.	101,936	30,886,608
Kroger Co. (The)	250,080	7,905,029
Sprouts Farmers Market Inc.(b)	36,966	768,153
Sysco Corp.	159,100	8,952,557
Walgreens Boots Alliance Inc.	233,782	10,120,423
Walmart Inc.	256,946	31,231,786

		91,601,229

Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.	46,874	4,202,723
Cardinal Health Inc.	91,203	4,512,724

		8,715,447

Security	Shares	Value

Hotels, Restaurants & Leisure — 17.0%
Aramark	77,777	$2,124,090
Boyd Gaming Corp.	24,776	413,511
Caesars Entertainment Corp.(a)(b)	174,038	1,681,207
Carnival Corp.(a)	145,193	2,308,569
Cheesecake Factory Inc. (The)	12,838	286,159
Chipotle Mexican Grill Inc.(b)	7,973	7,004,679
Choice Hotels International Inc.	9,931	745,321
Churchill Downs Inc.	11,055	1,107,932
Cracker Barrel Old Country Store Inc.	7,519	732,351
Darden Restaurants Inc.	40,670	3,001,039
Domino’s Pizza Inc.	12,058	4,364,152
Dunkin’ Brands Group Inc.	25,832	1,623,283
Extended Stay America Inc.	56,586	615,090
Hilton Grand Vacations Inc.(a)(b)	26,455	544,973
Hilton Worldwide Holdings Inc.	87,984	6,661,269
Hyatt Hotels Corp., Class A	11,456	644,515
Las Vegas Sands Corp.	105,376	5,060,155
Marriott International Inc./MD, Class A	84,616	7,694,979
Marriott Vacations Worldwide Corp.	11,709	971,847
McDonald’s Corp.	183,520	34,421,011
MGM Resorts International	160,584	2,702,629
Norwegian Cruise Line Holdings Ltd.(b)	66,344	1,088,042
Planet Fitness Inc., Class A(b)	25,505	1,538,717
Royal Caribbean Cruises Ltd.	53,601	2,506,919
Six Flags Entertainment Corp.	24,332	486,883
Starbucks Corp.	368,260	28,256,590
Texas Roadhouse Inc.	20,347	958,140
Vail Resorts Inc.(a)	12,579	2,151,009
Wendy’s Co. (The)	57,437	1,140,699
Wyndham Destinations Inc.	28,393	726,009
Wyndham Hotels & Resorts Inc.	29,674	1,119,006
Wynn Resorts Ltd.	30,127	2,576,762
Yum! Brands Inc.	94,314	8,151,559

		135,409,096

Interactive Media & Services — 0.2%
Pinterest Inc., Class A(b)	31,983	660,769
TripAdvisor Inc.	32,867	656,354
Yelp Inc.(a)(b)	19,776	441,993

		1,759,116

Internet & Direct Marketing Retail — 13.9%
Amazon.com Inc.(a)(b)	34,295	84,845,830
Booking Holdings Inc.(b)	13,051	19,322,919
Expedia Group Inc.	43,576	3,093,025
Qurate Retail Inc., Series A(b)	120,885	973,729
Wayfair Inc., Class A(b)	20,505	2,543,440

		110,778,943

IT Services — 0.1%
LiveRamp Holdings Inc.(a)(b)	21,179	801,837

Media — 12.8%
Altice USA Inc., Class A(b)	96,329	2,501,664
AMC Networks Inc., Class A(a)(b)	13,643	325,386
Cable One Inc.	1,567	2,997,452
Charter Communications Inc., Class A(a)(b)	48,906	24,219,718
Comcast Corp., Class A	866,679	32,613,131
Discovery Inc., Class A(a)(b)	49,311	1,105,553
Discovery Inc., Class C, NVS(b)	104,591	2,134,702
DISH Network Corp., Class A(b)	79,829	1,996,922
Fox Corp., Class A, NVS(a)	110,543	2,859,747

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Fox Corp., Class B(b)	50,628	$1,294,052
Interpublic Group of Companies Inc. (The)	120,903	2,052,933
John Wiley & Sons Inc., Class A	13,724	515,336
Liberty Broadband Corp., Class A(b)	7,580	909,752
Liberty Broadband Corp., Class C, NVS(a)(b)	47,622	5,842,267
Liberty Global PLC, Class A(a)(b)	50,975	989,934
Liberty Global PLC, Class C, NVS(b)	128,612	2,354,886
Liberty Latin America Ltd., Class A(b)	14,168	151,598
Liberty Latin America Ltd., Class C, NVS(a)(b)	35,315	365,157
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	26,040	877,808
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(b)	45,678	1,556,249
Meredith Corp.	12,541	185,983
New York Times Co. (The), Class A(a)	44,827	1,457,774
News Corp., Class A, NVS	121,159	1,200,686
News Corp., Class B	37,692	385,212
Nexstar Media Group Inc., Class A	14,388	1,007,735
Omnicom Group Inc.	67,892	3,871,881
Sinclair Broadcast Group Inc., Class A	20,767	366,538
Sirius XM Holdings Inc.(a)	427,616	2,527,211
TEGNA Inc.	67,672	725,444
ViacomCBS Inc., Class B, NVS	168,507	2,908,431

		102,301,142

Multiline Retail — 5.1%
Dollar General Corp.	79,390	13,917,067
Dollar Tree Inc.(b)	73,796	5,879,327
Kohl’s Corp.	48,847	901,716
Macy’s Inc.	94,197	551,994
Nordstrom Inc.	33,532	629,731
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	17,091	1,160,650
Target Corp.	158,012	17,340,237

		40,380,722

Professional Services — 1.1%
IHS Markit Ltd.	125,036	8,414,923

Road & Rail — 0.6%
AMERCO	2,513	703,967
Avis Budget Group Inc.(b)	17,741	292,372
Lyft Inc., Class A(b)	63,421	2,082,111
Uber Technologies Inc.(b)	63,828	1,932,073

		5,010,523

Specialty Retail — 21.8%
Aaron’s Inc.(a)	21,072	672,408
Advance Auto Parts Inc.	21,597	2,611,293
American Eagle Outfitters Inc.(a)	49,160	390,822
AutoNation Inc.(b)	18,442	686,780
AutoZone Inc.(b)	7,429	7,579,957
Best Buy Co. Inc.	71,008	5,448,444
Burlington Stores Inc.(b)	20,659	3,774,193
CarMax Inc.(a)(b)	51,272	3,776,183
Carvana Co.(b)	15,686	1,256,605

Security	Shares	Value

Specialty Retail (continued)
Dick’s Sporting Goods Inc.	19,683	$578,483
Five Below Inc.(b)	17,361	1,565,268
Floor & Decor Holdings Inc., Class A(a)(b)	21,787	923,769
Foot Locker Inc.	33,449	857,298
Gap Inc. (The)	66,620	540,954
Home Depot Inc. (The)	285,577	62,778,392
L Brands Inc.	72,416	861,026
Lithia Motors Inc., Class A	7,088	783,649
Lowe’s Companies Inc.	239,003	25,035,564
Murphy USA Inc.(b)	9,032	964,618
National Vision Holdings Inc.(b)	24,629	652,669
O’Reilly Automotive Inc.(b)	23,591	9,114,147
Penske Automotive Group Inc.	10,456	376,207
Ross Stores Inc.	112,795	10,304,951
Tiffany & Co.	33,662	4,258,243
TJX Companies Inc. (The)	378,136	18,547,571
Tractor Supply Co.	36,914	3,744,187
Ulta Beauty Inc.(a)(b)	17,825	3,884,424
Urban Outfitters Inc.(b)	21,835	378,619
Williams-Sonoma Inc.	24,200	1,496,528

		173,843,252

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply Inc.(b)	21,229	467,038

Total Common Stocks — 99.9% (Cost: $816,359,835)		797,567,931

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	21,026,773	21,049,903
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	943,000	943,000

		21,992,903

Total Short-Term Investments — 2.8% (Cost: $21,969,728)		21,992,903

Total Investments in Securities — 102.7% (Cost: $838,329,563)		819,560,834

Other Assets, Less Liabilities — (2.7)%		(21,390,311)

Net Assets — 100.0%		$798,170,523

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Consumer Services ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	29,031,428	(8,004,655)	21,026,773	$21,049,903	$130,319	(b)	$5,285		$21,693
BlackRock Cash Funds: Treasury, SL Agency Shares	1,029,637	(86,637)	943,000	943,000	24,304		—		—

				$21,992,903	$154,623		$5,285		$21,693

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Consumer Discretionary E-Mini Index	4	06/19/20	$471	$71,151

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$71,151

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(203,049)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$71,151

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$883,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Consumer Services ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$797,567,931	$—	$—	$797,567,931
Money Market Funds	21,992,903	—	—	21,992,903

	$819,560,834	$—	$—	$819,560,834

Derivative financial instruments(a)
Assets
Futures Contracts	$71,151	$—	$—	$71,151

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments April 30, 2020	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 42.5%
Associated Banc-Corp.	54,023	$763,885
BancorpSouth Bank	32,519	711,841
Bank of America Corp.	2,734,326	65,760,540
Bank of Hawaii Corp.	13,621	928,680
Bank OZK	40,968	926,696
BankUnited Inc.	32,090	635,703
BOK Financial Corp.	10,773	557,934
Cathay General Bancorp.	25,582	714,249
CIT Group Inc.	32,024	607,816
Citigroup Inc.	737,384	35,807,367
Citizens Financial Group Inc.	146,857	3,288,128
Comerica Inc.	48,662	1,696,357
Commerce Bancshares Inc.	35,004	2,141,895
Cullen/Frost Bankers Inc.	19,251	1,383,377
East West Bancorp. Inc.	49,186	1,724,953
Fifth Third Bancorp.	239,693	4,479,862
First Citizens BancShares Inc./NC, Class A	2,751	1,050,882
First Financial Bankshares Inc.	45,943	1,279,513
First Hawaiian Inc.	43,961	773,274
First Horizon National Corp.	104,474	948,624
First Republic Bank/CA	56,919	5,936,083
FNB Corp.	110,066	890,434
Fulton Financial Corp.	54,974	642,646
Glacier Bancorp. Inc.	28,801	1,096,742
Hancock Whitney Corp.	29,474	616,301
Home BancShares Inc./AR	52,534	805,346
Huntington Bancshares Inc./OH	348,900	3,223,836
IBERIABANK Corp.	17,659	732,142
International Bancshares Corp.	19,401	562,435
Investors Bancorp. Inc.	67,988	632,968
JPMorgan Chase & Co.	1,059,363	101,444,601
KeyCorp.	332,674	3,875,652
M&T Bank Corp.	44,570	4,995,406
PacWest Bancorp.	40,577	821,278
People’s United Financial Inc.	149,901	1,902,244
Pinnacle Financial Partners Inc.	24,351	980,128
PNC Financial Services Group Inc. (The)	147,993	15,786,413
Popular Inc.	29,945	1,155,578
Prosperity Bancshares Inc.	31,876	1,910,329
Regions Financial Corp.	325,811	3,502,468
Signature Bank/New York NY	18,228	1,953,677
Sterling Bancorp./DE	68,396	843,323
SVB Financial Group(a)	17,417	3,364,442
Synovus Financial Corp.	49,597	1,042,033
TCF Financial Corp.	51,857	1,539,634
Texas Capital Bancshares Inc.(a)	17,022	472,871
Truist Financial Corp.	452,951	16,904,131
Trustmark Corp.	21,517	572,567
U.S. Bancorp.	480,048	17,521,752
UMB Financial Corp.	14,632	743,891
Umpqua Holdings Corp.	73,905	925,660
United Bankshares Inc./WV	34,110	1,021,936
Valley National Bancorp.	131,580	1,100,009
Webster Financial Corp.	31,150	879,987
Wells Fargo & Co.	1,299,922	37,762,734
Western Alliance Bancorp.	31,974	1,147,227
Wintrust Financial Corp.	19,278	807,748

Security	Shares	Value

Banks (continued)
Zions Bancorp. N.A.	57,575	$1,819,946

		368,118,174

Capital Markets — 29.0%
Affiliated Managers Group Inc.	16,664	1,165,813
Ameriprise Financial Inc.	42,792	4,918,513
Bank of New York Mellon Corp. (The)	283,444	10,640,488
BlackRock Inc.(b)	39,831	19,996,755
Blackstone Group Inc. (The), Class A	222,699	11,633,796
Cboe Global Markets Inc.	37,444	3,721,185
Charles Schwab Corp. (The)	386,147	14,565,465
CME Group Inc.	121,038	21,570,182
E*TRADE Financial Corp.	76,335	3,099,964
Eaton Vance Corp., NVS	38,253	1,403,885
Evercore Inc., Class A.	13,214	681,842
FactSet Research Systems Inc.	12,816	3,524,400
Federated Hermes Inc.	32,474	739,433
Franklin Resources Inc.	94,157	1,773,918
Goldman Sachs Group Inc. (The)	107,635	19,742,412
Interactive Brokers Group Inc., Class A(c)	25,934	1,063,294
Intercontinental Exchange Inc.	188,079	16,823,667
Invesco Ltd.	125,024	1,077,707
Janus Henderson Group PLC	52,718	943,652
Lazard Ltd., Class A	37,874	1,041,535
Legg Mason Inc.	27,578	1,374,212
LPL Financial Holdings Inc.	27,302	1,644,126
MarketAxess Holdings Inc.	12,809	5,828,223
Moody’s Corp.	54,841	13,375,720
Morgan Stanley	393,357	15,510,067
Morningstar Inc.	6,951	1,084,078
MSCI Inc.	28,610	9,355,470
Nasdaq Inc.	38,754	4,250,151
Northern Trust Corp.	71,564	5,665,006
Raymond James Financial Inc.	41,735	2,751,171
S&P Global Inc.	82,547	24,176,365
SEI Investments Co.	42,584	2,170,081
State Street Corp.	122,815	7,742,258
Stifel Financial Corp.	23,112	1,023,399
T Rowe Price Group Inc.	78,926	9,126,213
TD Ameritrade Holding Corp.	89,462	3,513,173
Tradeweb Markets Inc., Class A	25,307	1,320,013
Virtu Financial Inc., Class A	25,076	586,026

		250,623,658

Consumer Finance — 5.5%
Ally Financial Inc.	128,156	2,100,477
American Express Co.	226,627	20,679,714
Capital One Financial Corp.	157,299	10,186,683
Credit Acceptance Corp.(a)	4,704	1,465,625
Discover Financial Services	105,875	4,549,449
FirstCash Inc.	14,446	1,037,800
Green Dot Corp., Class A(a)	15,910	485,255
LendingTree Inc.(a)	2,600	648,362
Navient Corp.	57,643	439,240
OneMain Holdings Inc.	25,752	623,456
Santander Consumer USA Holdings Inc.	32,774	510,947
SLM Corp.	142,955	1,192,245
Synchrony Financial	190,628	3,772,528

		47,691,781

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	140,764	2,578,796

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 0.3%
Fidelity National Financial Inc.	92,710	$2,507,806

IT Services — 21.5%
Mastercard Inc., Class A	299,835	82,445,630
Visa Inc., Class A(c)	578,181	103,332,508

		185,778,138

Thrifts & Mortgage Finance — 0.7%
Capitol Federal Financial Inc.	48,011	575,652
Essent Group Ltd.	33,344	910,958
MGIC Investment Corp.	118,187	863,947
New York Community Bancorp. Inc.	157,850	1,714,251
Radian Group Inc.	68,147	1,020,842
TFS Financial Corp.	17,024	232,377
Washington Federal Inc.	26,474	707,915

		6,025,942

Total Common Stocks — 99.8% (Cost: $1,011,285,437)		863,324,295

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(d)(e)	195,570	195,785

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(d)	1,109,000	$1,109,000

		1,304,785

Total Short-Term Investments — 0.1% (Cost: $1,304,418)		1,304,785

Total Investments in Securities — 99.9% (Cost: $1,012,589,855)		864,629,080

Other Assets, Less Liabilities — 0.1%		536,998

Net Assets — 100.0%		$865,166,078

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	195,570	(b)	—	195,570	$195,785	$34,322	(c)	$41,960		$366
BlackRock Cash Funds: Treasury, SL Agency Shares	702,900	406,100	(b)	—	1,109,000	1,109,000	30,119		—		—
BlackRock Inc.	56,393	13,609		(30,171)	39,831	19,996,755	689,745		1,111,254		(1,460,701)

						$21,301,540	$754,186		$1,153,214		$(1,460,335)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Financial E-Mini Index	24	06/19/20	$1,676	$176,701

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financial Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$176,701

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(504,975)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$176,701

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,112,307

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$863,324,295	$—	$—	$863,324,295
Money Market Funds	1,304,785	—	—	1,304,785

	$864,629,080	$—	$—	$864,629,080

Derivative financial instruments(a)
Assets
Futures Contracts	$176,701	$—	$—	$176,701

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 24.2%
Associated Banc-Corp.	43,361	$613,125
BancorpSouth Bank	26,118	571,723
Bank of America Corp.	2,219,186	53,371,423
Bank of Hawaii Corp.	11,106	757,207
Bank OZK	33,090	748,496
BankUnited Inc.	26,153	518,091
BOK Financial Corp.	8,670	449,019
Cathay General Bancorp.	20,834	581,685
CIT Group Inc.	25,929	492,132
Citigroup Inc.	599,397	29,106,718
Citizens Financial Group Inc.	119,585	2,677,508
Comerica Inc.	39,471	1,375,959
Commerce Bancshares Inc.	28,432	1,739,754
Cullen/Frost Bankers Inc.	15,579	1,119,507
East West Bancorp. Inc.	39,985	1,402,274
Fifth Third Bancorp.	194,982	3,644,214
First Citizens BancShares Inc./NC, Class A	2,237	854,534
First Financial Bankshares Inc.	37,372	1,040,810
First Hawaiian Inc.	36,064	634,366
First Horizon National Corp.	85,321	774,715
First Republic Bank/CA	46,268	4,825,290
FNB Corp.	89,274	722,227
Fulton Financial Corp.	44,933	525,267
Glacier Bancorp. Inc.	23,329	888,368
Hancock Whitney Corp.	23,730	496,194
Home BancShares Inc./AR	42,480	651,218
Huntington Bancshares Inc./OH	284,151	2,625,555
IBERIABANK Corp.	14,217	589,437
International Bancshares Corp.	15,601	452,273
Investors Bancorp. Inc.	55,017	512,208
JPMorgan Chase & Co.	849,987	81,394,755
KeyCorp	270,746	3,154,191
M&T Bank Corp.	36,244	4,062,228
PacWest Bancorp.	32,621	660,249
People’s United Financial Inc.	121,786	1,545,464
Pinnacle Financial Partners Inc.	19,761	795,380
PNC Financial Services Group Inc. (The)	120,299	12,832,294
Popular Inc.	24,255	936,000
Prosperity Bancshares Inc.	25,903	1,552,367
Regions Financial Corp.	265,297	2,851,943
Signature Bank/New York NY	14,811	1,587,443
Sterling Bancorp./DE	55,435	683,514
SVB Financial Group(a)	14,185	2,740,116
Synovus Financial Corp.	40,305	846,808
TCF Financial Corp.	42,119	1,250,513
Texas Capital Bancshares Inc.(a)	13,750	381,975
Truist Financial Corp.	368,189	13,740,814
Trustmark Corp.	17,793	473,472
U.S. Bancorp.	390,217	14,242,921
UMB Financial Corp.	11,897	604,844
Umpqua Holdings Corp.	60,713	760,430
United Bankshares Inc./WV	28,005	839,030
Valley National Bancorp.	106,844	893,216
Webster Financial Corp.	25,211	712,211
Wells Fargo & Co.	1,056,668	30,696,205
Western Alliance Bancorp.	26,010	933,239
Wintrust Financial Corp.	15,541	651,168

Security	Shares	Value

Banks (continued)
Zions Bancorp. N.A.	46,776	$1,478,589

		298,062,676

Capital Markets — 16.5%
Affiliated Managers Group Inc.	13,456	941,382
Ameriprise Financial Inc.	34,800	3,999,912
Bank of New York Mellon Corp. (The)	230,404	8,649,366
BlackRock Inc.(b)	32,378	16,255,051
Blackstone Group Inc. (The), Class A	181,024	9,456,694
Cboe Global Markets Inc.	30,482	3,029,301
Charles Schwab Corp. (The)	313,887	11,839,818
CME Group Inc.	98,388	17,533,725
E*TRADE Financial Corp.	62,163	2,524,439
Eaton Vance Corp., NVS	31,120	1,142,104
Evercore Inc., Class A	10,765	555,474
FactSet Research Systems Inc.(c)	10,433	2,869,075
Federated Hermes Inc.	26,347	599,921
Franklin Resources Inc.	76,503	1,441,317
Goldman Sachs Group Inc. (The)	87,493	16,047,966
Interactive Brokers Group Inc., Class A	21,066	863,706
Intercontinental Exchange Inc.	152,883	13,675,384
Invesco Ltd.	102,169	880,697
Janus Henderson Group PLC	42,964	769,056
Lazard Ltd., Class A	30,812	847,330
Legg Mason Inc.	22,420	1,117,189
LPL Financial Holdings Inc.	22,141	1,333,331
MarketAxess Holdings Inc.	10,412	4,737,564
Moody’s Corp.	44,579	10,872,818
Morgan Stanley	319,748	12,607,664
Morningstar Inc.	5,664	883,357
MSCI Inc.	23,256	7,604,712
Nasdaq Inc.	31,528	3,457,676
Northern Trust Corp.	58,172	4,604,895
Raymond James Financial Inc.	33,992	2,240,753
S&P Global Inc.	67,101	19,652,541
SEI Investments Co.	34,559	1,761,127
State Street Corp.	99,833	6,293,472
Stifel Financial Corp.	18,793	832,154
T Rowe Price Group Inc.	64,156	7,418,358
TD Ameritrade Holding Corp.	72,846	2,860,662
Tradeweb Markets Inc., Class A	20,497	1,069,124
Virtu Financial Inc., Class A	20,161	471,163

		203,740,278

Consumer Finance — 3.1%
Ally Financial Inc.	104,068	1,705,674
American Express Co.	184,220	16,810,075
Capital One Financial Corp.	127,863	8,280,408
Credit Acceptance Corp.(a)(c)	3,812	1,187,705
Discover Financial Services	86,157	3,702,166
FirstCash Inc.	11,780	846,275
Green Dot Corp., Class A(a)	12,871	392,565
LendingTree Inc.(a)	2,126	530,161
Navient Corp.	46,227	352,250
OneMain Holdings Inc.	21,043	509,451
Santander Consumer USA Holdings Inc.	26,596	414,632
SLM Corp.	115,244	961,135
Synchrony Financial	155,233	3,072,061

		38,764,558

Diversified Financial Services — 8.4%
Berkshire Hathaway Inc., Class B(a)	530,086	99,316,913

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Equitable Holdings Inc.	114,383	$2,095,496
Voya Financial Inc.	36,987	1,670,703

		103,083,112

Equity Real Estate Investment Trusts (REITs) — 21.4%
Acadia Realty Trust	23,680	293,395
Alexandria Real Estate Equities Inc.	33,660	5,287,649
American Campus Communities Inc.	37,700	1,330,433
American Homes 4 Rent, Class A	69,843	1,686,010
American Tower Corp.	121,610	28,943,180
Americold Realty Trust	52,509	1,606,250
Apartment Investment & Management Co., Class A	40,772	1,535,881
Apple Hospitality REIT Inc.	57,553	557,113
AvalonBay Communities Inc.	38,344	6,248,155
Boston Properties Inc.	39,505	3,839,096
Brandywine Realty Trust	48,482	541,059
Brixmor Property Group Inc.	81,555	933,805
Camden Property Trust	26,656	2,347,594
Colony Capital Inc.	133,313	307,953
Columbia Property Trust Inc.	32,062	458,166
CoreCivic Inc.	33,082	434,036
CoreSite Realty Corp.	10,354	1,254,801
Corporate Office Properties Trust	30,600	808,452
Cousins Properties Inc.	40,499	1,221,855
Crown Castle International Corp.	114,150	18,198,934
CubeSmart	53,093	1,337,944
CyrusOne Inc.	31,169	2,186,505
DiamondRock Hospitality Co.	55,880	348,132
Digital Realty Trust Inc.	72,169	10,788,544
Diversified Healthcare Trust	65,722	204,395
Douglas Emmett Inc.	45,208	1,378,392
Duke Realty Corp.	100,988	3,504,284
EastGroup Properties Inc.	10,557	1,119,042
EPR Properties	21,588	635,119
Equinix Inc.	23,414	15,809,133
Equity Commonwealth	33,403	1,134,032
Equity LifeStyle Properties Inc.	50,047	3,018,335
Equity Residential	95,838	6,235,220
Essex Property Trust Inc.	18,142	4,428,462
Extra Space Storage Inc.	35,595	3,140,903
Federal Realty Investment Trust	19,246	1,602,614
First Industrial Realty Trust Inc.	34,906	1,318,400
Gaming and Leisure Properties Inc.	55,871	1,577,797
GEO Group Inc. (The)	33,304	422,295
Healthcare Realty Trust Inc.	36,792	1,081,317
Healthcare Trust of America Inc., Class A	56,825	1,399,600
Healthpeak Properties Inc.	136,007	3,555,223
Highwoods Properties Inc.	28,338	1,099,798
Host Hotels & Resorts Inc.	197,427	2,430,326
Hudson Pacific Properties Inc.	42,681	1,049,099
Invitation Homes Inc.	147,952	3,499,065
Iron Mountain Inc.	78,626	1,901,177
JBG SMITH Properties	32,280	1,095,906
Kilroy Realty Corp.	26,720	1,663,587
Kimco Realty Corp.	115,616	1,261,371
Lamar Advertising Co., Class A	23,584	1,359,618
Lexington Realty Trust	68,349	714,247
Life Storage Inc.	12,821	1,122,991
Macerich Co. (The)	30,420	227,237
Mack-Cali Realty Corp.	24,623	398,646
Medical Properties Trust Inc.	142,430	2,441,250

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities Inc.	31,343	$3,507,909
National Health Investors Inc.	12,101	666,281
National Retail Properties Inc.	46,843	1,528,956
Omega Healthcare Investors Inc.	59,830	1,744,045
Outfront Media Inc.	39,342	617,276
Paramount Group Inc.	55,768	538,161
Park Hotels & Resorts Inc.	65,611	623,961
Pebblebrook Hotel Trust	35,797	423,836
Physicians Realty Trust	53,951	831,924
Piedmont Office Realty Trust Inc., Class A	34,828	604,266
PotlatchDeltic Corp.	18,320	643,215
Prologis Inc.	202,686	18,085,672
PS Business Parks Inc.	5,508	711,028
Public Storage	41,243	7,648,514
Rayonier Inc.	35,723	858,424
Realty Income Corp.	94,090	5,167,423
Regency Centers Corp.	45,881	2,014,635
Retail Properties of America Inc., Class A	58,307	361,503
Rexford Industrial Realty Inc.	30,473	1,240,861
RLJ Lodging Trust	46,366	430,740
Ryman Hospitality Properties Inc.	15,001	530,135
Sabra Health Care REIT Inc.	56,605	725,676
SBA Communications Corp.	30,915	8,962,877
Service Properties Trust	45,228	313,430
Simon Property Group Inc.	84,248	5,625,239
SITE Centers Corp.	41,231	249,860
SL Green Realty Corp.	22,397	1,188,161
Spirit Realty Capital Inc.	27,450	844,362
STORE Capital Corp.	58,521	1,174,516
Sun Communities Inc.	25,468	3,422,899
Sunstone Hotel Investors Inc.	61,559	565,727
Taubman Centers Inc.	16,961	731,019
UDR Inc.	80,567	3,018,845
Urban Edge Properties	31,933	367,230
Ventas Inc.	102,488	3,315,487
VEREIT Inc.	292,350	1,602,078
VICI Properties Inc.	126,978	2,211,957
Vornado Realty Trust	43,373	1,900,605
Washington REIT	22,024	513,600
Weingarten Realty Investors	33,223	604,326
Welltower Inc.	111,402	5,707,124
Weyerhaeuser Co.	204,621	4,475,061
WP Carey Inc.	47,368	3,115,867
Xenia Hotels & Resorts Inc.	30,831	299,061

		264,037,595

Insurance — 13.0%
Aflac Inc.	201,526	7,504,828
Alleghany Corp.	3,964	2,115,626
Allstate Corp. (The)	88,942	9,047,180
American Financial Group Inc./OH	20,493	1,357,456
American International Group Inc.	238,844	6,073,803
Aon PLC	64,283	11,099,746
Arch Capital Group Ltd.(a)	111,473	2,678,696
Arthur J Gallagher & Co.	51,230	4,021,555
Assurant Inc.	16,603	1,763,903
Assured Guaranty Ltd.	26,225	779,669
Athene Holding Ltd., Class A(a)	32,494	877,338
Axis Capital Holdings Ltd.	22,938	839,531
Brighthouse Financial Inc.(a)	29,979	770,760
Brown & Brown Inc.	64,372	2,311,599

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	124,426	$13,439,252
Cincinnati Financial Corp.	41,751	2,747,216
CNA Financial Corp.	7,524	237,608
CNO Financial Group Inc.	41,139	578,414
Enstar Group Ltd.(a)	4,040	584,265
Erie Indemnity Co., Class A, NVS	5,094	907,038
Everest Re Group Ltd	11,168	1,933,516
Fidelity National Financial Inc.	75,321	2,037,433
First American Financial Corp.	30,842	1,422,433
Genworth Financial Inc., Class A(a)	138,252	501,855
Globe Life Inc.	27,427	2,258,339
Hanover Insurance Group Inc. (The)	10,793	1,083,401
Hartford Financial Services Group Inc. (The)	98,689	3,749,195
Kemper Corp.	17,155	1,153,159
Lincoln National Corp.	54,311	1,926,411
Loews Corp.	70,415	2,440,584
Markel Corp.(a)	3,797	3,287,595
Marsh & McLennan Companies Inc.	138,557	13,485,753
Mercury General Corp.	7,421	303,964
MetLife Inc.	214,612	7,743,201
Old Republic International Corp.	78,412	1,250,671
Primerica Inc.	11,314	1,175,638
Principal Financial Group Inc.	71,093	2,588,496
ProAssurance Corp.	14,125	302,134
Progressive Corp. (The)	160,510	12,407,423
Prudential Financial Inc.	110,368	6,883,652
Reinsurance Group of America Inc.	17,174	1,797,774
RenaissanceRe Holdings Ltd.	12,095	1,765,991
RLI Corp.	10,970	798,945
Selective Insurance Group Inc.	16,342	819,225
Travelers Companies Inc. (The)	70,865	7,172,247
Unum Group	56,465	985,314
White Mountains Insurance Group Ltd.	825	802,725
Willis Towers Watson PLC	35,300	6,293,637
WR Berkley Corp.	39,962	2,157,948

		160,264,142

IT Services — 11.2%
Mastercard Inc., Class A	202,417	55,658,603
Visa Inc., Class A	457,777	81,813,905

		137,472,508

Mortgage Real Estate Investment — 0.6%
AGNC Investment Corp.	148,113	1,839,563
Annaly Capital Management Inc.	393,631	2,460,194
Blackstone Mortgage Trust Inc., Class A	36,747	864,657
Chimera Investment Corp.	51,067	396,791
Invesco Mortgage Capital Inc.	43,846	133,292
MFA Financial Inc.	124,338	217,591

Security	Shares	Value

Mortgage Real Estate Investment (continued)
New Residential Investment Corp.	114,408	$696,745
Starwood Property Trust Inc.	77,612	1,004,299
Two Harbors Investment Corp.	74,734	341,534

		7,954,666

Professional Services — 0.5%
CoStar Group Inc.(a)	10,058	6,520,199

Real Estate Management & Development — 0.5%
CBRE Group Inc., Class A(a)	91,955	3,947,628
Howard Hughes Corp. (The)(a)	11,816	639,955
Jones Lang LaSalle Inc.	14,140	1,492,901

		6,080,484

Thrifts & Mortgage Finance — 0.4%
Capitol Federal Financial Inc.	38,716	464,205
Essent Group Ltd.	26,973	736,902
MGIC Investment Corp.	95,934	701,278
New York Community Bancorp. Inc.	128,249	1,392,784
Radian Group Inc.	54,912	822,582
TFS Financial Corp.	14,265	194,717
Washington Federal Inc.	21,399	572,209

		4,884,677

Total Common Stocks — 99.8% (Cost: $1,511,449,953)		1,230,864,895

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(d)(e)	30,405	30,405
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(d)	1,623,000	1,623,000

		1,653,405

Total Short-Term Investments — 0.1% (Cost: $1,653,405)		1,653,405

Total Investments in Securities — 99.9% (Cost: $1,513,103,358)		1,232,518,300

Other Assets, Less Liabilities — 0.1%		716,495

Net Assets — 100.0%		$1,233,234,795

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financials ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	8,045,094	—	(8,014,689	)(b)	30,405	$30,405	$69,812	(c)	$(21,605)		$(2,175)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,371,302	—	(748,302	)(b)	1,623,000	1,623,000	45,565		—		—
BlackRock Inc.	38,120	22,522	(28,264)		32,378	16,255,051	495,482		495,279		(439,714)

						$17,908,456	$610,859		$473,674		$(441,889)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	19	06/19/20	$569	$63,128
S&P Select Sector Financial E-Mini Index	21	06/19/20	1,466	158,501

				$221,629

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$221,629

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(629,851)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$221,629

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,210,637

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Financials ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,230,864,895	$—	$—	$1,230,864,895
Money Market Funds	1,653,405	—	—	1,653,405

	$1,232,518,300	$—	$—	$1,232,518,300

Derivative financial instruments(a)
Assets
Futures Contracts	$221,629	$—	$—	$221,629

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments April 30, 2020	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 15.2%
Axon Enterprise Inc.(a)	12,942	$941,013
Boeing Co. (The)	116,865	16,480,302
BWX Technologies Inc.	20,774	1,102,268
Curtiss-Wright Corp.	9,305	964,463
General Dynamics Corp.	51,222	6,690,618
HEICO Corp.(b)	8,813	772,019
HEICO Corp., Class A	15,771	1,140,716
Hexcel Corp.	18,476	639,085
Howmet Aerospace Inc.	84,761	1,107,826
Huntington Ingalls Industries Inc.	8,955	1,714,077
L3Harris Technologies Inc.	48,321	9,359,778
Lockheed Martin Corp.	54,257	21,109,228
Mercury Systems Inc.(a)(b)	12,113	1,079,995
Moog Inc., Class A	7,070	349,824
Northrop Grumman Corp.	34,260	11,328,754
Raytheon Technologies Corp.	319,457	20,704,008
Spirit AeroSystems Holdings Inc., Class A(b)	22,646	501,835
Teledyne Technologies Inc.(a)	7,976	2,597,544
Textron Inc.	49,780	1,312,201
TransDigm Group Inc.	10,885	3,952,126

		103,847,680

Air Freight & Logistics — 4.0%
CH Robinson Worldwide Inc.	29,597	2,098,427
Expeditors International of Washington Inc.	37,238	2,666,427
FedEx Corp.	52,468	6,651,368
United Parcel Service Inc., Class B	153,172	14,499,262
XPO Logistics Inc.(a)(b)	20,131	1,343,543

		27,259,027

Building Products — 3.6%
Allegion PLC	20,333	2,044,280
AO Smith Corp.	29,893	1,266,865
Armstrong World Industries Inc.	10,629	819,283
Carrier Global Corp.(a)	177,338	3,140,656
Fortune Brands Home & Security Inc.	30,349	1,462,822
Johnson Controls International PLC	168,619	4,908,499
Lennox International Inc.	7,648	1,427,729
Masco Corp.	62,140	2,550,225
Owens Corning	23,802	1,032,055
Resideo Technologies Inc.(a)	27,175	139,408
Trane Technologies PLC	52,372	4,578,360
Trex Co. Inc.(a)	12,723	1,211,484

		24,581,666

Chemicals — 1.4%
Sherwin-Williams Co. (The)	17,958	9,632,132

Commercial Services & Supplies — 3.1%
ADT Inc.	22,621	129,618
Brink’s Co. (The)	10,925	558,486
Cimpress PLC(a)	5,331	388,044
Cintas Corp.	18,325	4,065,035
Clean Harbors Inc.(a)	11,229	599,965
Covanta Holding Corp.	25,393	197,558
Deluxe Corp.	9,113	256,713
MSA Safety Inc.	7,773	874,696
Republic Services Inc.	46,041	3,606,852
Stericycle Inc.(a)	19,875	969,900
Tetra Tech Inc.	11,929	898,015

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management Inc.	85,313	$8,533,006

		21,077,888

Construction & Engineering —1.0%
AECOM(a)	34,234	1,241,325
EMCOR Group Inc.	12,290	780,784
Fluor Corp.	30,825	360,652
Jacobs Engineering Group Inc.	29,635	2,452,296
MasTec Inc.(a)	13,164	472,588
Quanta Services Inc.(b)	31,036	1,128,469
Valmont Industries Inc.	4,702	551,262

		6,987,376

Construction Materials — 1.0%
Eagle Materials Inc.	9,054	552,385
Martin Marietta Materials Inc.	13,665	2,599,493
Summit Materials Inc., Class A(a)	24,711	373,383
Vulcan Materials Co.	28,931	3,268,335

		6,793,596

Containers & Packaging — 3.7%
Amcor PLC	354,143	3,176,663
AptarGroup Inc.	14,001	1,499,227
Avery Dennison Corp.	18,273	2,017,156
Ball Corp.	71,505	4,690,013
Berry Global Group Inc.(a)	28,812	1,146,429
Crown Holdings Inc.(a)	29,666	1,910,787
Graphic Packaging Holding Co.	63,305	845,122
International Paper Co.	85,721	2,935,944
O-I Glass Inc.	34,230	282,055
Packaging Corp. of America	20,717	2,002,298
Sealed Air Corp.	33,866	968,229
Silgan Holdings Inc.	17,041	587,915
Sonoco Products Co.	21,882	1,068,717
Westrock Co.	56,467	1,817,673

		24,948,228

Electrical Equipment — 4.5%
Acuity Brands Inc.	8,685	752,034
AMETEK Inc.	49,966	4,190,649
Eaton Corp. PLC	90,361	7,545,144
Emerson Electric Co.	133,150	7,593,545
EnerSys(b)	9,254	540,341
Generac Holdings Inc.(a)	13,641	1,329,179
GrafTech International Ltd.	12,389	100,599
Hubbell Inc.	11,862	1,475,989
nVent Electric PLC	33,979	633,708
Regal Beloit Corp.	8,942	634,971
Rockwell Automation Inc.	25,257	4,785,696
Sensata Technologies Holding PLC(a)	34,622	1,259,548

		30,841,403

Electronic Equipment, Instruments & Components — 5.2%
Amphenol Corp., Class A	64,807	5,719,866
Anixter International Inc.(a)	6,567	609,812
Arrow Electronics Inc.(a)	17,765	1,117,774
Avnet Inc.	22,032	661,401
Belden Inc.	8,409	287,504
Cognex Corp.	37,415	2,066,804
Coherent Inc.(a)	5,277	674,770
Corning Inc.	168,113	3,700,167
Dolby Laboratories Inc., Class A	14,017	841,440
FLIR Systems Inc.(b)	29,259	1,269,841
IPG Photonics Corp.(a)(b)	7,742	1,001,273

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Itron Inc.(a)	7,672	$535,659
Jabil Inc.	30,396	864,462
Keysight Technologies Inc.(a)	41,001	3,967,667
Littelfuse Inc.	5,307	770,789
National Instruments Corp.	25,720	988,162
TE Connectivity Ltd.	73,111	5,370,734
Trimble Inc.(a)	54,542	1,888,789
Vishay Intertechnology Inc.	28,814	478,024
Zebra Technologies Corp., Class A(a)	11,794	2,708,610

		35,523,548

Industrial Conglomerates — 9.3%
3M Co.	125,695	19,095,584
Carlisle Companies Inc.	12,361	1,495,187
General Electric Co.	1,908,994	12,981,159
Honeywell International Inc.	156,183	22,162,368
Roper Technologies Inc.	22,745	7,756,727

		63,491,025

IT Services — 20.8%
Accenture PLC, Class A	138,813	25,706,779
Alliance Data Systems Corp.	8,952	448,227
Automatic Data Processing Inc.	94,580	13,873,940
Black Knight Inc.(a)	32,729	2,309,685
Broadridge Financial Solutions Inc.	25,072	2,908,352
Euronet Worldwide Inc.(a)	11,835	1,085,980
Fidelity National Information Services Inc.	134,340	17,718,103
Fiserv Inc.(a)	124,835	12,865,495
FleetCor Technologies Inc.(a)	18,968	4,576,030
Genpact Ltd.	33,692	1,160,015
Global Payments Inc.	65,694	10,906,518
Jack Henry & Associates Inc.	16,822	2,751,238
MAXIMUS Inc.	14,032	944,634
Paychex Inc.	69,634	4,771,322
PayPal Holdings Inc.(a)	256,657	31,568,811
Sabre Corp.	59,944	435,793
Square Inc., Class A(a)	74,893	4,878,530
Western Union Co. (The)	91,751	1,749,692
WEX Inc.(a)	9,466	1,252,541

		141,911,685

Life Sciences Tools & Services — 0.3%
PerkinElmer Inc.	24,313	2,201,056

Machinery — 13.3%
AGCO Corp.	13,687	723,221
Allison Transmission Holdings Inc.	26,147	950,182
Barnes Group Inc.	10,444	400,841
Caterpillar Inc.	120,801	14,058,820
Colfax Corp.(a)(b)	18,248	470,616
Crane Co.	11,160	607,662
Cummins Inc.	33,488	5,475,288
Deere & Co.	68,826	9,983,900
Donaldson Co. Inc.	27,709	1,214,485
Dover Corp.	31,758	2,974,137
Flowserve Corp.	28,670	807,634
Fortive Corp.	64,593	4,133,952
Gates Industrial Corp. PLC(a)(b)	10,418	89,491
Graco Inc.	36,510	1,630,537
Hillenbrand Inc.	16,260	340,647
IDEX Corp.	16,636	2,555,789
Illinois Tool Works Inc.	63,930	10,388,625

Security	Shares	Value

Machinery (continued)
Ingersoll Rand Inc.(a)	75,747	$2,202,723
ITT Inc.(b)	19,226	1,013,595
Kennametal Inc.	18,122	464,104
Lincoln Electric Holdings Inc.	13,324	1,072,715
Middleby Corp. (The)(a)	12,315	685,083
Navistar International Corp.(a)	14,251	338,746
Nordson Corp.	11,159	1,795,595
Oshkosh Corp.	14,844	1,002,415
Otis Worldwide Corp.(a)	88,668	4,514,088
PACCAR Inc.	75,601	5,233,857
Parker-Hannifin Corp.	28,080	4,440,010
Pentair PLC	36,656	1,267,931
Snap-on Inc.	12,013	1,565,174
Terex Corp.	14,305	217,293
Timken Co. (The)	14,896	559,792
Toro Co. (The)	23,250	1,483,582
Trinity Industries Inc.	21,432	413,423
Welbilt Inc.(a)(b)	28,927	142,610
Westinghouse Air Brake Technologies Corp.	39,846	2,248,111
Woodward Inc.	12,292	744,404
Xylem Inc./NY	39,369	2,830,631

		91,041,709

Marine — 0.1%
Kirby Corp.(a)	13,083	698,894

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	25,638	512,760

Professional Services — 2.8%
ASGN Inc.(a)	11,576	537,705
CoreLogic Inc.	17,309	665,012
Equifax Inc.	26,467	3,676,266
FTI Consulting Inc.(a)	8,207	1,045,244
Insperity Inc.	8,205	391,461
Korn Ferry	11,965	344,951
ManpowerGroup Inc.	12,860	954,726
Nielsen Holdings PLC	77,767	1,145,508
Robert Half International Inc.	25,730	1,216,257
TransUnion	41,161	3,243,075
TriNet Group Inc.(a)(b)	9,624	471,287
Verisk Analytics Inc.	35,819	5,474,218

		19,165,710

Road & Rail — 8.1%
CSX Corp.	169,977	11,257,577
JB Hunt Transport Services Inc.	18,664	1,887,304
Kansas City Southern	21,667	2,828,627
Knight-Swift Transportation Holdings Inc.(b)	26,797	996,312
Landstar System Inc.	8,601	888,569
Norfolk Southern Corp.	56,994	9,751,673
Old Dominion Freight Line Inc.	20,933	3,041,355
Ryder System Inc.	11,749	415,915
Union Pacific Corp.	151,739	24,246,375

		55,313,707

Trading Companies & Distributors — 2.2%
Air Lease Corp.	22,882	598,364
Applied Industrial Technologies Inc.	8,481	444,320
Fastenal Co.(b)	125,363	4,540,648
GATX Corp.(b)	7,656	454,001
HD Supply Holdings Inc.(a)	36,180	1,073,822
MSC Industrial Direct Co. Inc., Class A	9,852	587,573

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
SiteOne Landscape Supply Inc.(a)	9,037	$800,949
United Rentals Inc.(a)	16,455	2,114,468
Univar Solutions Inc.(a)(b)	30,099	437,037
Watsco Inc.	7,121	1,146,410
WESCO International Inc.(a)	9,127	236,116
WW Grainger Inc.	9,541	2,629,309

		15,063,017

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	17,020	469,582

Total Common Stocks — 99.8% (Cost: $779,958,161)		681,361,689

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	7,306,212	7,314,249

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	1,102,000	$1,102,000

		8,416,249

Total Short-Term Investments — 1.2% (Cost: $8,404,025)		8,416,249

Total Investments in Securities — 101.0% (Cost: $788,362,186)		689,777,938

Other Assets, Less Liabilities — (1.0)%		(6,929,684)

Net Assets — 100.0%		$682,848,254

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,305,701	511	7,306,212	$7,314,249	$74,089	(b)	$(5,662)	$10,458
BlackRock Cash Funds: Treasury, SL Agency Shares	504,693	597,307	1,102,000	1,102,000	24,588		—	—

				$8,416,249	$98,677		$(5,662)	$10,458

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Industrial E-Mini Index	20	06/19/20	$1,289	$101,197
S&P Select Sector Technology E-Mini Index	2	06/19/20	184	25,401

				$126,598

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$126,598

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Industrials ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(550,697)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$126,598

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,043,516

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$681,361,689	$—	$—	$681,361,689
Money Market Funds	8,416,249	—	—	8,416,249

	$689,777,938	$—	$—	$689,777,938

Derivative financial instruments(a)
Assets
Futures Contracts	$126,598	$—	$—	$126,598

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments April 30, 2020	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Spirit AeroSystems Holdings Inc., Class A	14,011	$310,484

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	18,315	1,298,533
Echo Global Logistics Inc.(a)	4,005	70,208
Expeditors International of Washington Inc.	23,051	1,650,567
United Parcel Service Inc., Class B	94,682	8,962,598

		11,981,906

Airlines — 0.1%
Delta Air Lines Inc.	21,891	567,196
Southwest Airlines Co.	17,815	556,719

		1,123,915

Auto Components — 0.2%
Aptiv PLC	34,547	2,402,744
Autoliv Inc.	11,107	666,642
BorgWarner Inc.	27,962	798,874

		3,868,260

Automobiles — 0.8%
Harley-Davidson Inc.(b)	20,735	452,645
Tesla Inc.(a)	18,266	14,281,820

		14,734,465

Banks — 1.6%
Bank of Hawaii Corp.	5,515	376,013
Cathay General Bancorp.	9,981	278,670
CIT Group Inc.	12,765	242,280
Citizens Financial Group Inc.	58,849	1,317,629
Comerica Inc.	19,514	680,258
First Republic Bank/CA	22,766	2,374,266
Heartland Financial USA Inc.	4,620	156,941
International Bancshares Corp.	7,705	223,368
KeyCorp.	133,348	1,553,504
M&T Bank Corp.	16,974	1,902,446
Old National Bancorp./IN	18,439	261,281
People’s United Financial Inc.	59,387	753,621
PNC Financial Services Group Inc. (The)	59,202	6,315,077
Regions Financial Corp.	130,575	1,403,681
Signature Bank/New York NY	7,350	787,773
SVB Financial Group(a)	6,978	1,347,940
Truist Financial Corp.	181,212	6,762,832
Umpqua Holdings Corp.	30,246	378,831
Zions Bancorp. N.A.	23,075	729,401

		27,845,812

Beverages — 2.8%
Coca-Cola Co. (The)	549,947	25,237,068
PepsiCo Inc.	188,409	24,924,626

		50,161,694

Biotechnology — 3.8%
AbbVie Inc.	199,811	16,424,464
Amgen Inc.	80,283	19,205,299
Biogen Inc.(a)	24,382	7,237,309
BioMarin Pharmaceutical Inc.(a)	24,133	2,220,719
Gilead Sciences Inc.	170,942	14,359,128
Vertex Pharmaceuticals Inc.(a)	34,743	8,727,442

		68,174,361

Building Products — 0.7%
Allegion PLC(b)	12,584	1,265,195
AO Smith Corp.	18,472	782,843

Security	Shares	Value

Building Products (continued)
Builders FirstSource Inc.(a)	15,746	$288,939
Fortune Brands Home & Security Inc.	18,845	908,329
Johnson Controls International PLC	104,397	3,038,997
Lennox International Inc.	4,687	874,969
Masco Corp.	38,465	1,578,604
Owens Corning	14,677	636,395
Trane Technologies PLC	32,448	2,836,604

		12,210,875

Capital Markets — 3.6%
Ameriprise Financial Inc.	17,151	1,971,336
Bank of New York Mellon Corp. (The)	112,284	4,215,141
BlackRock Inc.(c)	15,643	7,853,412
Charles Schwab Corp. (The)	155,960	5,882,811
CME Group Inc.	48,419	8,628,750
E*TRADE Financial Corp.	30,569	1,241,407
FactSet Research Systems Inc.	5,141	1,413,775
Franklin Resources Inc.	40,462	762,304
Intercontinental Exchange Inc.	75,237	6,729,950
Invesco Ltd.	52,229	450,214
Legg Mason Inc.	11,759	585,951
Moody’s Corp.	22,962	5,600,432
Northern Trust Corp.	27,234	2,155,843
S&P Global Inc.	33,021	9,671,190
State Street Corp.	49,188	3,100,812
T Rowe Price Group Inc.	31,482	3,640,264
TD Ameritrade Holding Corp.	36,592	1,436,968

		65,340,560

Chemicals — 2.2%
Air Products & Chemicals Inc.	29,782	6,718,224
Albemarle Corp.	14,341	880,968
Axalta Coating Systems Ltd.(a)	28,835	569,203
Ecolab Inc.	35,050	6,782,175
HB Fuller Co.	6,941	255,359
International Flavors & Fragrances Inc.	13,740	1,800,352
Linde PLC	72,579	13,353,810
Minerals Technologies Inc.	4,860	214,035
Mosaic Co. (The)	48,716	560,721
PPG Industries Inc.	31,836	2,891,664
Sherwin-Williams Co. (The)	11,225	6,020,753

		40,047,264

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	14,102	104,355
Copart Inc.(a)	28,184	2,257,820
Deluxe Corp.	5,903	166,287
HNI Corp.	5,987	145,724
Interface Inc.	8,291	76,609
Knoll Inc.	6,975	81,328
RR Donnelley & Sons Co.	7,449	12,738
Steelcase Inc., Class A	12,011	131,520
Team Inc.(a)(b)	3,557	21,947
Tetra Tech Inc.	7,385	555,943

		3,554,271

Communications Equipment — 1.6%
Cisco Systems Inc.	573,190	24,291,792
CommScope Holding Co. Inc.(a)	26,378	290,422
F5 Networks Inc.(a)	8,159	1,136,222
Motorola Solutions Inc.	23,088	3,320,285
Plantronics Inc.	4,631	65,390

		29,104,111

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 0.1%
EMCOR Group Inc.	7,685	$488,228
Granite Construction Inc.	6,374	104,789
Quanta Services Inc.	19,426	706,329

		1,299,346

Consumer Finance — 0.5%
Ally Financial Inc.	51,453	843,315
American Express Co.	93,972	8,574,945

		9,418,260

Containers & Packaging — 0.4%
Amcor PLC	218,291	1,958,070
Avery Dennison Corp.	11,308	1,248,290
Ball Corp.	42,050	2,758,060
Sealed Air Corp.	20,515	586,524
Sonoco Products Co.	13,357	652,356

		7,203,300

Distributors — 0.1%
LKQ Corp.(a)	41,497	1,085,147
Pool Corp.	5,408	1,144,657

		2,229,804

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	56,710	1,038,927
Voya Financial Inc.	18,247	824,217

		1,863,144

Diversified Telecommunication Services — 1.9%
CenturyLink Inc.	132,883	1,411,217
Verizon Communications Inc.	558,799	32,103,003

		33,514,220

Electric Utilities — 0.6%
Alliant Energy Corp.	33,136	1,608,753
Eversource Energy	43,624	3,520,457
FirstEnergy Corp.	73,004	3,012,875
OGE Energy Corp.	27,105	854,349
PPL Corp.	97,810	2,486,330

		11,482,764

Electrical Equipment — 0.5%
Acuity Brands Inc.	5,332	461,698
Eaton Corp. PLC	55,910	4,668,485
Rockwell Automation Inc.	15,633	2,962,141
Sensata Technologies Holding PLC(a)	21,509	782,497

		8,874,821

Electronic Equipment, Instruments & Components — 0.6%
Cognex Corp.	23,140	1,278,254
Corning Inc.	104,161	2,292,584
Flex Ltd.(a)	68,707	670,580
Itron Inc.(a)	4,838	337,789
Keysight Technologies Inc.(a)	25,230	2,441,507
TE Connectivity Ltd.	45,040	3,308,638
Trimble Inc.(a)	33,730	1,168,070

		11,497,422

Energy Equipment & Services — 0.3%
Baker Hughes Co.	88,041	1,228,172
Core Laboratories NV(b)	6,059	118,817
National Oilwell Varco Inc.	51,793	654,664
Schlumberger Ltd.	186,410	3,135,416
TechnipFMC PLC	56,957	507,487

		5,644,556

Security	Shares	Value

Entertainment — 1.5%
Walt Disney Co. (The)	243,527	$26,337,445

Equity Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp.	59,847	14,243,586
AvalonBay Communities Inc.	18,903	3,080,244
Boston Properties Inc.	20,921	2,033,103
Corporate Office Properties Trust	15,189	401,293
Digital Realty Trust Inc.	35,535	5,312,127
Duke Realty Corp.	49,684	1,724,035
Equinix Inc.	11,521	7,778,979
Equity Residential	50,022	3,254,431
Federal Realty Investment Trust	10,079	839,278
Healthpeak Properties Inc.	67,059	1,752,922
Host Hotels & Resorts Inc.	97,099	1,195,289
Iron Mountain Inc.	38,744	936,830
Macerich Co. (The)	15,513	115,882
PotlatchDeltic Corp.	8,797	308,863
Prologis Inc.	99,625	8,889,539
SBA Communications Corp.	15,231	4,415,772
Simon Property Group Inc.	41,531	2,773,025
UDR Inc.	39,688	1,487,109
Vornado Realty Trust	23,256	1,019,078
Weyerhaeuser Co.	100,828	2,205,108

		63,766,493

Food & Staples Retailing — 0.4%
Kroger Co. (The)	108,007	3,414,101
Sysco Corp.	65,596	3,691,087
United Natural Foods Inc.(a)	7,469	79,470

		7,184,658

Food Products — 1.9%
Archer-Daniels-Midland Co.	74,922	2,782,603
Bunge Ltd.	18,944	751,508
Campbell Soup Co.	22,313	1,115,204
Darling Ingredients Inc.(a)	21,831	449,500
General Mills Inc.	81,731	4,894,870
Hain Celestial Group Inc. (The)(a)	12,774	330,080
Hormel Foods Corp.	39,452	1,848,326
Ingredion Inc.	8,940	725,928
JM Smucker Co. (The)	15,438	1,773,981
Kellogg Co.	34,383	2,252,086
Kraft Heinz Co. (The)	90,890	2,756,694
Lamb Weston Holdings Inc.	19,782	1,213,824
McCormick & Co. Inc./MD, NVS(b)	16,723	2,622,835
Mondelez International Inc., Class A	194,538	10,007,035

		33,524,474

Gas Utilities — 0.1%
New Jersey Resources Corp.	12,118	409,346
Northwest Natural Holding Co.	3,971	258,512
UGI Corp.	28,130	848,964

		1,516,822

Health Care Equipment & Supplies — 1.9%
ABIOMED Inc.(a)	6,118	1,170,067
Align Technology Inc.(a)(b)	10,134	2,177,290
Becton Dickinson and Co.(b)	36,543	9,228,204
Cooper Companies Inc. (The)	6,711	1,924,044
Dentsply Sirona Inc.	30,112	1,277,953
Edwards Lifesciences Corp.(a)	28,179	6,128,932
Hologic Inc.(a)	36,310	1,819,131
IDEXX Laboratories Inc.(a)	11,606	3,221,826

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2020	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
ResMed Inc.	19,355	$3,006,219
Varian Medical Systems Inc.(a)	12,314	1,408,475
West Pharmaceutical Services Inc.	9,973	1,887,490

		33,249,631

Health Care Providers & Services — 2.0%
AmerisourceBergen Corp.	20,900	1,873,894
Cardinal Health Inc.	39,599	1,959,359
Centene Corp.(a)	78,919	5,254,427
Cigna Corp.(a)	50,453	9,877,688
HCA Healthcare Inc.	36,559	4,017,103
Henry Schein Inc.(a)(b)	19,903	1,085,908
Humana Inc.	17,896	6,833,051
Laboratory Corp. of America Holdings(a)	13,145	2,161,695
MEDNAX Inc.(a)	11,402	165,557
Patterson Companies Inc.	11,740	214,607
Quest Diagnostics Inc.(b)	18,250	2,009,508
Select Medical Holdings Corp.(a)(b)	15,121	258,115

		35,710,912

Health Care Technology — 0.2%
Cerner Corp.	42,278	2,933,670

Hotels, Restaurants & Leisure — 2.5%
Aramark	33,875	925,126
Choice Hotels International Inc.(b)	4,914	368,796
Darden Restaurants Inc.	17,381	1,282,544
Domino’s Pizza Inc.	5,265	1,905,562
Hilton Worldwide Holdings Inc.	36,079	2,731,541
Jack in the Box Inc.	2,880	173,664
Marriott International Inc./MD, Class A	37,432	3,404,066
McDonald’s Corp.	101,756	19,085,355
Royal Caribbean Cruises Ltd.	24,131	1,128,607
Starbucks Corp.	159,567	12,243,576
Vail Resorts Inc.	5,466	934,686

		44,183,523

Household Durables — 0.2%
Ethan Allen Interiors Inc.	3,220	36,418
Garmin Ltd.	18,019	1,462,422
La-Z-Boy Inc.	6,563	153,902
Meritage Homes Corp.(a)	4,895	257,281
Mohawk Industries Inc.(a)	8,240	722,813
Newell Brands Inc.	54,326	754,045
Tupperware Brands Corp.(b)	6,578	21,181
Whirlpool Corp.	8,555	955,936

		4,363,998

Household Products — 3.2%
Clorox Co. (The)	16,912	3,153,073
Colgate-Palmolive Co.	110,009	7,730,333
Kimberly-Clark Corp.	46,321	6,414,532
Procter & Gamble Co. (The)	336,947	39,715,943

		57,013,881

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	89,902	1,191,201
Ormat Technologies Inc.	5,224	326,030

		1,517,231

Industrial Conglomerates — 0.9%
3M Co.	77,698	11,803,880
Roper Technologies Inc.	14,075	4,799,997

		16,603,877

Security	Shares	Value

Insurance — 2.3%
Allstate Corp. (The)	43,818	$4,457,167
Arthur J Gallagher & Co.	25,252	1,982,282
Chubb Ltd.	61,232	6,613,668
Hartford Financial Services Group Inc. (The)	48,361	1,837,234
Lincoln National Corp.	26,850	952,370
Loews Corp.	36,238	1,256,009
Marsh & McLennan Companies Inc.	68,189	6,636,835
Principal Financial Group Inc.	37,597	1,368,907
Progressive Corp. (The)	78,992	6,106,082
Prudential Financial Inc.	54,378	3,391,556
Travelers Companies Inc. (The)	34,781	3,520,185
Willis Towers Watson PLC	17,318	3,087,626

		41,209,921

Interactive Media & Services — 9.9%
Alphabet Inc., Class A(a)	40,484	54,519,803
Alphabet Inc., Class C, NVS(a)	41,777	56,342,969
Facebook Inc., Class A(a)	325,145	66,560,433

		177,423,205

Internet & Direct Marketing Retail — 0.5%
Booking Holdings Inc.(a)	5,653	8,369,662

IT Services — 6.7%
Accenture PLC, Class A	85,807	15,890,598
Automatic Data Processing Inc.	58,463	8,575,937
Cognizant Technology Solutions Corp., Class A	73,776	4,280,484
International Business Machines Corp.	119,660	15,024,510
Mastercard Inc., Class A	121,291	33,351,386
Visa Inc., Class A	231,405	41,356,702
Western Union Co. (The)	56,768	1,082,566

		119,562,183

Leisure Products — 0.1%
Callaway Golf Co.	12,006	171,926
Hasbro Inc.	17,547	1,267,069
Mattel Inc.(a)	47,369	413,057

		1,852,052

Life Sciences Tools & Services — 0.6%
Agilent Technologies Inc.	41,696	3,196,415
Bio-Techne Corp.	5,163	1,161,675
IQVIA Holdings Inc.(a)	22,297	3,179,329
Mettler-Toledo International Inc.(a)	3,275	2,357,804
Waters Corp.(a)	8,723	1,631,201

		11,526,424

Machinery — 2.6%
AGCO Corp.	8,579	453,314
Caterpillar Inc.	74,669	8,689,978
Cummins Inc.	19,681	3,217,844
Deere & Co.	40,424	5,863,905
Dover Corp.	19,666	1,841,721
Flowserve Corp.	17,518	493,482
Fortive Corp.	40,872	2,615,808
Graco Inc.	22,518	1,005,654
Illinois Tool Works Inc.	43,427	7,056,888
Lincoln Electric Holdings Inc.(b)	7,762	624,919
Meritor Inc.(a)(b)	9,344	191,552
Middleby Corp. (The)(a)	7,635	424,735
PACCAR Inc.	46,566	3,223,764
Parker-Hannifin Corp.	17,373	2,747,019
Snap-on Inc.	7,430	968,055
Stanley Black & Decker Inc.	20,559	2,265,602

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Tennant Co.	2,347	$138,872
Timken Co. (The)	9,126	342,955
WABCO Holdings Inc.(a)	6,882	924,803
Westinghouse Air Brake Technologies Corp.	24,663	1,391,486
Xylem Inc./NY	24,400	1,754,360

		46,236,716

Media — 0.3%
Discovery Inc., Class A(a)(b)	21,520	482,478
Discovery Inc., Class C, NVS(a)(b)	48,821	996,437
John Wiley & Sons Inc., Class A	5,889	221,132
Liberty Global PLC, Class A(a)	22,398	434,969
Liberty Global PLC, Class C, NVS(a)	56,005	1,025,452
New York Times Co. (The), Class A	19,892	646,888
Omnicom Group Inc.	29,501	1,682,442
Scholastic Corp., NVS	4,033	117,239

		5,607,037

Metals & Mining — 0.5%
Compass Minerals International Inc.	4,633	227,758
Newmont Corp.	110,771	6,588,659
Nucor Corp.	41,063	1,691,385
Schnitzer Steel Industries Inc., Class A	3,385	52,671

		8,560,473

Multi-Utilities — 1.0%
Avista Corp.	9,007	387,661
CenterPoint Energy Inc.	68,015	1,158,296
CMS Energy Corp.	38,426	2,193,740
Consolidated Edison Inc.	44,788	3,529,294
MDU Resources Group Inc.	27,016	606,779
NiSource Inc.	50,580	1,270,064
Sempra Energy	38,116	4,720,667
WEC Energy Group Inc.	42,671	3,863,859

		17,730,360

Multiline Retail — 0.0%
Kohl’s Corp.(b)	21,545	397,721
Nordstrom Inc.	14,864	279,146

		676,867

Oil, Gas & Consumable Fuels — 1.6%
Apache Corp.(b)	50,917	665,995
Cheniere Energy Inc.(a)(b)	31,042	1,449,351
ConocoPhillips	148,335	6,244,904
Denbury Resources Inc.(a)	65,339	23,228
Devon Energy Corp.	51,975	648,128
EQT Corp.	34,981	510,373
Hess Corp.	37,138	1,806,392
Marathon Oil Corp.	108,028	661,131
Marathon Petroleum Corp.	87,812	2,817,009
Noble Energy Inc.	64,772	635,413
Occidental Petroleum Corp.	120,968	2,008,069
ONEOK Inc.	55,947	1,674,494
Phillips 66	60,119	4,398,907
Pioneer Natural Resources Co.	22,430	2,003,223
QEP Resources Inc.	32,522	32,067
Southwestern Energy Co.(a)	74,348	240,144
Valero Energy Corp.	55,520	3,517,192

		29,336,020

Paper & Forest Products — 0.0%
Domtar Corp.	7,751	181,063

Security	Shares	Value

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	30,089	$5,307,700

Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	316,735	19,260,655
Jazz Pharmaceuticals PLC(a)	7,666	845,177
Merck & Co. Inc.	343,998	27,292,801
Zoetis Inc.	64,354	8,321,616

		55,720,249

Professional Services — 0.4%
ASGN Inc.(a)	7,206	334,719
Exponent Inc.	6,955	489,145
Heidrick & Struggles International Inc.	2,255	50,602
ICF International Inc.	2,428	178,555
IHS Markit Ltd.	51,540	3,468,642
Kelly Services Inc., Class A, NVS	4,363	67,408
ManpowerGroup Inc.	7,979	592,361
Resources Connection Inc.	4,491	48,862
Robert Half International Inc.	15,674	740,910
TransUnion	25,493	2,008,594
TrueBlue Inc.(a)	5,639	87,574

		8,067,372

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	43,028	1,847,192
Jones Lang LaSalle Inc.	6,938	732,514
Realogy Holdings Corp.	16,212	70,360

		2,650,066

Road & Rail — 1.7%
AMERCO	1,179	330,273
ArcBest Corp.	3,546	72,232
Avis Budget Group Inc.(a)	8,470	139,586
CSX Corp.	99,813	6,610,615
Hertz Global Holdings Inc.(a)(b)	11,406	46,080
Kansas City Southern	13,409	1,750,545
Norfolk Southern Corp.	35,241	6,029,735
Ryder System Inc.	7,269	257,323
Union Pacific Corp.	93,796	14,987,663

		30,224,052

Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices Inc.(a)(b)	142,940	7,488,627
Analog Devices Inc.	49,795	5,457,532
Applied Materials Inc.	124,812	6,200,660
Intel Corp.	587,745	35,252,945
Lam Research Corp.	19,614	5,007,062
Microchip Technology Inc.	32,160	2,821,397
NVIDIA Corp.	78,553	22,959,471
Skyworks Solutions Inc.	23,072	2,396,719
Texas Instruments Inc.	126,298	14,659,409

		102,243,822

Software — 15.3%
Adobe Inc.(a)	65,405	23,129,824
ANSYS Inc.(a)	11,336	2,968,105
Autodesk Inc.(a)	29,691	5,556,077
Cadence Design Systems Inc.(a)(b)	37,753	3,062,901
Citrix Systems Inc.	17,524	2,541,155
Fortinet Inc.(a)	19,690	2,121,401
Intuit Inc.	35,173	9,490,027
Microsoft Corp.	979,218	175,485,658
NortonLifeLock Inc.	84,337	1,793,848
Oracle Corp.	310,463	16,445,225

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2020	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
salesforce.com Inc.(a)	112,572	$18,231,035
ServiceNow Inc.(a)	25,482	8,957,942
Teradata Corp.(a)(b)	15,462	380,211
VMware Inc., Class A(a)	11,125	1,463,160
Workday Inc., Class A(a)	22,099	3,401,036

		275,027,605

Specialty Retail — 3.0%
AutoNation Inc.(a)	7,413	276,060
Best Buy Co. Inc.	32,105	2,463,417
Buckle Inc. (The)	4,157	63,644
Caleres Inc.	5,823	47,224
CarMax Inc.(a)	22,262	1,639,596
Foot Locker Inc.	14,405	369,200
GameStop Corp., Class A(b)	11,876	68,049
Gap Inc. (The)(b)	30,086	244,298
Home Depot Inc. (The)	147,385	32,399,645
Lowe’s Companies Inc.	103,764	10,869,279
Office Depot Inc.	70,019	155,442
Signet Jewelers Ltd.	7,032	70,742
Tiffany & Co.	14,500	1,834,250
Tractor Supply Co.	16,030	1,625,923
Ulta Beauty Inc.(a)(b)	7,567	1,649,001

		53,775,770

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies Inc., Class C(a)	21,960	937,472
Hewlett Packard Enterprise Co.	175,036	1,760,862
HP Inc.	199,667	3,096,835
Xerox Holdings Corp.	26,344	481,832

		6,277,001

Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings Ltd.(a)	20,631	314,623
Columbia Sportswear Co.	4,187	305,190
Deckers Outdoor Corp.(a)	3,792	564,098
Hanesbrands Inc.	47,989	477,011
NIKE Inc., Class B	168,358	14,677,450
PVH Corp.	10,040	494,269
Under Armour Inc., Class A(a)(b)	25,740	268,211
Under Armour Inc., Class C, NVS(a)	26,392	244,654
VF Corp.	45,674	2,653,659
Wolverine World Wide Inc.	10,949	224,345

		20,223,510

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp. Inc.	63,278	$687,199

Trading Companies & Distributors — 0.4%
Air Lease Corp.	14,478	378,600
Applied Industrial Technologies Inc.	5,302	277,772
Fastenal Co.	77,185	2,795,640
H&E Equipment Services Inc.	4,338	70,536
HD Supply Holdings Inc.(a)	22,457	666,524
United Rentals Inc.(a)	10,171	1,306,973
WW Grainger Inc.	6,198	1,708,045

		7,204,090

Water Utilities — 0.2%
American Water Works Co. Inc.	24,344	2,962,421
Essential Utilities Inc.	29,234	1,221,689

		4,184,110

Total Common Stocks — 99.7% (Cost: $1,522,911,064)		1,789,256,759

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	17,111,481	17,130,304
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	2,660,000	2,660,000

		19,790,304

Total Short-Term Investments — 1.1% (Cost: $19,764,161)		19,790,304

Total Investments in Securities — 100.8% (Cost: $1,542,675,225)		1,809,047,063

Other Assets, Less Liabilities — (0.8)%		(15,223,380)

Net Assets — 100.0%		$1,793,823,683

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,230,319	11,881,162	(b)	—	17,111,481	$17,130,304	$80,770	(c)	$(35,460)	$24,787
BlackRock Cash Funds: Treasury, SL Agency Shares	701,084	1,958,916	(b)	—	2,660,000	2,660,000	40,334		—	—
BlackRock Inc.	12,645	4,396		(1,398)	15,643	7,853,412	190,172		20,887	265,406

						$27,643,716	$311,276		$(14,573)	$290,193

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® MSCI KLD 400 Social ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	29	06/19/20	$4,208	$371,513

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$371,513

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(678,871)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$371,513

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,355,586

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,789,256,759	$—	$—	$1,789,256,759
Money Market Funds	19,790,304	—	—	19,790,304

	$1,809,047,063	$—	$—	$1,809,047,063

Derivative financial instruments(a)
Assets
Futures Contracts	$371,513	$—	$—	$371,513

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments April 30, 2020	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.4%
Expeditors International of Washington Inc.	425,239	$30,449,239

Automobiles — 0.5%
Tesla Inc.(a)	8,221	6,427,835

Banks — 0.6%
KeyCorp.	140,503	1,636,860
PNC Financial Services Group Inc. (The)	34,923	3,725,237
SVB Financial Group(a)	12,325	2,380,820

		7,742,917

Beverages — 2.6%
Coca-Cola Co. (The)	253,349	11,626,186
PepsiCo Inc.	165,349	21,874,019

		33,500,205

Biotechnology — 3.6%
AbbVie Inc.	57,222	4,703,649
Amgen Inc.	48,983	11,717,713
Biogen Inc.(a)(b)	13,128	3,896,784
Gilead Sciences Inc.	161,766	13,588,344
Vertex Pharmaceuticals Inc.(a)	48,206	12,109,347

		46,015,837

Building Products — 2.3%
Johnson Controls International PLC	727,850	21,187,714
Owens Corning	32,667	1,416,441
Trane Technologies PLC	75,974	6,641,647

		29,245,802

Capital Markets — 4.7%
Bank of New York Mellon Corp. (The)	126,876	4,762,925
BlackRock Inc.(c)	59,026	29,633,413
Franklin Resources Inc.	107,979	2,034,325
Northern Trust Corp.	240,052	19,002,516
State Street Corp.	92,654	5,840,908

		61,274,087

Chemicals — 5.1%
Axalta Coating Systems Ltd.(a)	91,370	1,803,644
Ecolab Inc.	287,608	55,652,148
International Flavors & Fragrances Inc.(b)	53,557	7,017,574
Mosaic Co. (The)	123,567	1,422,256

		65,895,622

Communications Equipment — 0.9%
Cisco Systems Inc.	274,884	11,649,584

Consumer Finance — 1.1%
American Express Co.	155,486	14,188,097

Containers & Packaging — 0.2%
Amcor PLC	272,633	2,445,518

Diversified Telecommunication Services — 0.4%
Verizon Communications Inc.	96,426	5,539,674

Electric Utilities — 2.1%
Eversource Energy	186,485	15,049,340
Xcel Energy Inc.	196,761	12,506,129

		27,555,469

Electronic Equipment, Instruments & Components — 0.7%
Keysight Technologies Inc.(a)(b)	35,075	3,394,208
TE Connectivity Ltd.	54,769	4,023,331

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Trimble Inc.(a)(b)	62,883	$2,177,638

		9,595,177

Energy Equipment & Services — 0.6%
Baker Hughes Co.	438,096	6,111,439
TechnipFMC PLC	258,866	2,306,496

		8,417,935

Entertainment — 0.7%
Electronic Arts Inc.(a)	18,253	2,085,588
Walt Disney Co. (The)	63,057	6,819,614

		8,905,202

Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	9,216	2,193,408
Equinix Inc.	15,668	10,579,034
Iron Mountain Inc.	123,649	2,989,833
Prologis Inc.	367,914	32,828,966

		48,591,241

Food Products — 3.3%
Bunge Ltd.	223,105	8,850,575
Campbell Soup Co.	140,341	7,014,243
General Mills Inc.	197,351	11,819,351
Kellogg Co.	224,227	14,686,869

		42,371,038

Health Care Equipment & Supplies — 1.4%
Dentsply Sirona Inc.	27,809	1,180,214
Edwards Lifesciences Corp.(a)	38,314	8,333,295
IDEXX Laboratories Inc.(a)(b)	20,089	5,576,707
ResMed Inc.	17,251	2,679,425

		17,769,641

Health Care Providers & Services — 2.7%
Cardinal Health Inc.	183,736	9,091,257
HCA Healthcare Inc.	24,201	2,659,206
Henry Schein Inc.(a)(b)	301,408	16,444,820
Quest Diagnostics Inc.	62,723	6,906,430

		35,101,713

Hotels, Restaurants & Leisure — 0.2%
Vail Resorts Inc.	14,680	2,510,280

Household Products — 3.8%
Clorox Co. (The)	77,310	14,413,676
Colgate-Palmolive Co.	88,691	6,232,317
Kimberly-Clark Corp.	57,373	7,945,013
Procter & Gamble Co. (The)	174,610	20,581,281

		49,172,287

Industrial Conglomerates — 2.3%
3M Co.	192,766	29,285,011

Insurance — 2.0%
Marsh & McLennan Companies Inc.	218,777	21,293,566
Travelers Companies Inc. (The)	43,735	4,426,419

		25,719,985

Interactive Media & Services — 6.0%
Alphabet Inc., Class A(a)(b)	27,487	37,016,743
Alphabet Inc., Class C, NVS(a)	19,281	26,003,513
Facebook Inc., Class A(a)	71,788	14,695,722

		77,715,978

IT Services — 4.9%
Accenture PLC, Class A	263,079	48,719,600
International Business Machines Corp.	95,665	12,011,697

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
PayPal Holdings Inc.(a)	21,389	$2,630,847

		63,362,144

Leisure Products — 0.3%
Hasbro Inc.	47,835	3,454,165

Life Sciences Tools &Services — 3.1%
Agilent Technologies Inc.	269,191	20,636,182
Mettler-Toledo International Inc.(a)	13,749	9,898,455
Waters Corp.(a)	52,663	9,847,981

		40,382,618

Machinery — 4.2%
Caterpillar Inc.	67,573	7,864,146
Cummins Inc.	156,237	25,544,749
Ingersoll Rand Inc.(a)	67,130	1,952,140
Xylem Inc./NY	255,904	18,399,498

		53,760,533

Media — 0.5%
Liberty Global PLC, Class A(a)(b)	72,289	1,403,852
Liberty Global PLC, Class C, NVS(a)	210,051	3,846,034
Omnicom Group Inc.	18,524	1,056,424

		6,306,310

Multi-Utilities — 1.1%
CMS Energy Corp.	141,761	8,093,135
Consolidated Edison Inc.	35,883	2,827,580
Sempra Energy	21,669	2,683,706

		13,604,421

Multiline Retail — 0.1%
Nordstrom Inc.(b)	48,364	908,276

Oil, Gas & Consumable Fuels — 1.3%
ConocoPhillips	221,913	9,342,538
Hess Corp.	135,216	6,576,906
ONEOK Inc.	48,742	1,458,848

		17,378,292

Pharmaceuticals — 1.9%
Merck & Co. Inc.	178,923	14,195,751
Zoetis Inc.	75,678	9,785,922

		23,981,673

Real Estate Management & Development — 0.9%
CBRE Group Inc., Class A(a)	266,166	11,426,506

Road & Rail — 0.5%
CSX Corp.	19,030	1,260,357
Kansas City Southern	20,593	2,688,416
Norfolk Southern Corp.	16,146	2,762,581

		6,711,354

Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials Inc.	159,824	7,940,056
Intel Corp.	235,324	14,114,734
NVIDIA Corp.	58,519	17,103,933
Texas Instruments Inc.	100,003	11,607,348

		50,766,071

Software — 11.1%
Adobe Inc.(a)	28,804	10,186,247

Security	Shares	Value

Software (continued)
Autodesk Inc.(a)	60,011	$11,229,858
Cadence Design Systems Inc.(a)	64,874	5,263,228
Intuit Inc.	35,130	9,478,425
Microsoft Corp.	390,929	70,058,386
salesforce.com Inc.(a)	217,119	35,162,422
VMware Inc., Class A(a)	9,152	1,203,671

		142,582,237

Specialty Retail — 5.0%
Best Buy Co. Inc.	223,876	17,178,005
Gap Inc. (The)(b)	136,425	1,107,771
Home Depot Inc. (The)	112,721	24,779,457
Tiffany & Co.	165,095	20,884,518

		63,949,751

Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	222,105	65,254,449
Hewlett Packard Enterprise Co.	775,444	7,800,967
HP Inc.	195,528	3,032,639

		76,088,055

Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands Inc.	101,090	1,004,835
NIKE Inc., Class B	55,735	4,858,977
PVH Corp.	58,360	2,873,063
VF Corp.	51,652	3,000,981

		11,737,856

Trading Companies & Distributors — 0.1%
WW Grainger Inc.	6,959	1,917,761

Total Common Stocks — 99.7% (Cost: $1,152,836,965)		1,285,403,397

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	22,695,458	22,720,423
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	2,410,000	2,410,000

		25,130,423

Total Short-Term Investments — 2.0% (Cost: $25,095,202)		25,130,423

Total Investments in Securities — 101.7% (Cost: $1,177,932,167)		1,310,533,820

Other Assets, Less Liabilities — (1.7)%		(21,478,390)

Net Assets — 100.0%		$1,289,055,430

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) April 30, 2020	iShares® MSCI USA ESG Select ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,494,602	10,200,856	(b)	—	22,695,458	$22,720,423	$65,585	(c)	$(14,702)		$34,910
BlackRock Cash Funds: Treasury, SL Agency Shares	494,066	1,915,934	(b)	—	2,410,000	2,410,000	27,207		—		—
BlackRock Inc.	46,336	24,104		(11,414)	59,026	29,633,413	689,583		357,428		660,388

						$54,763,836	$782,375		$342,726		$695,298

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	23	06/19/20	$3,338	$334,921

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$334,921

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(257,074)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$334,921

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,690,068

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® MSCI USA ESG Select ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,285,403,397	$—	$—	$1,285,403,397
Money Market Funds	25,130,423	—	—	25,130,423

	$1,310,533,820	$—	$—	$1,310,533,820

Derivative financial instruments(a)
Assets
Futures Contracts	$334,921	$—	$—	$334,921

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

April 30, 2020

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF	iShares U.S. Financial Services ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$255,445,427	$470,262,740	$797,567,931	$843,327,540
Affiliated(c)	8,335,484	2,259,862	21,992,903	21,301,540
Cash	24,669	19,325	28,263	49,868
Cash pledged:
Futures contracts	65,000	127,000	111,000	209,000
Receivables:
Investments sold	4,926,597	—	—	—
Securities lending income — Affiliated	7,783	6,628	21,954	10,084
Dividends	240,764	755,668	255,144	757,179

Total assets	269,045,724	473,431,223	819,977,195	865,655,211

LIABILITIES
Collateral on securities loaned, at value	7,960,205	1,693,557	21,018,855	152,650
Payables:
Investments purchased	4,977,321	—	517,632	—
Variation margin on futures contracts	15,532	21,547	5,851	45,941
Investment advisory fees	86,071	161,378	264,334	290,542

Total liabilities	13,039,129	1,876,482	21,806,672	489,133

NET ASSETS	$256,006,595	$471,554,741	$798,170,523	$865,166,078

NET ASSETS CONSIST OF:
Paid-in capital	$466,994,957	$526,194,928	$872,594,727	$1,042,442,711
Accumulated loss	(210,988,362)	(54,640,187)	(74,424,204)	(177,276,633)

NET ASSETS	$256,006,595	$471,554,741	$798,170,523	$865,166,078

Shares outstanding	3,150,000	3,950,000	3,900,000	7,500,000

Net asset value	$81.27	$119.38	$204.66	$115.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$7,656,293	$1,547,558	$19,928,979	$147,076
(b) Investments, at cost — Unaffiliated	$339,293,963	$510,498,541	$816,359,835	$991,568,834
(c) Investments, at cost — Affiliated	$8,320,995	$2,258,134	$21,969,728	$21,021,021

See notes to financial statements.

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

April 30, 2020

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,214,609,844	$681,361,689	$1,781,403,347	$1,255,769,984
Affiliated(c)	17,908,456	8,416,249	27,643,716	54,763,836
Cash	62,953	37,920	115,623	88,533
Cash pledged:
Futures contracts	283,000	173,000	352,000	307,000
Receivables:
Securities lending income — Affiliated	2,243	11,224	15,499	23,243
Dividends	891,068	419,732	1,831,057	1,091,386

Total assets	1,233,757,564	690,419,814	1,811,361,242	1,312,043,982

LIABILITIES
Collateral on securities loaned, at value	30,405	7,314,816	17,139,212	22,697,222
Payables:
Variation margin on futures contracts	45,527	26,876	56,017	44,407
Capital shares redeemed	22,426	—	—	—
Investment advisory fees	424,411	229,868	342,330	246,923

Total liabilities	522,769	7,571,560	17,537,559	22,988,552

NET ASSETS	$1,233,234,795	$682,848,254	$1,793,823,683	$1,289,055,430

NET ASSETS CONSIST OF:
Paid-in capital	$1,540,500,506	$801,798,210	$1,565,646,767	$1,187,216,556
Accumulated earnings (loss)	(307,265,711)	(118,949,956)	228,176,916	101,838,874

NET ASSETS	$1,233,234,795	$682,848,254	$1,793,823,683	$1,289,055,430

Shares outstanding	11,550,000	4,950,000	16,300,000	10,450,000

Net asset value	$106.77	$137.95	$110.05	$123.35

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$27,933	$6,897,495	$16,363,662	$21,802,339
(b) Investments, at cost — Unaffiliated	$1,494,932,665	$779,958,161	$1,516,628,485	$1,127,946,512
(c) Investments, at cost — Affiliated	$18,170,693	$8,404,025	$26,046,740	$49,985,655

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations

Year Ended April 30, 2020

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF	iShares U.S. Financial Services ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,793,946	$12,467,980	$12,342,153	$28,427,676
Dividends — Affiliated	8,026	11,387	24,304	719,864
Interest — Unaffiliated	—	—	461	—
Securities lending income — Affiliated — net	19,075	86,690	130,319	34,322
Foreign taxes withheld	—	—	—	(5,292)

Total investment income	7,821,047	12,566,057	12,497,237	29,176,570

EXPENSES
Investment advisory fees	1,471,126	2,021,692	3,841,157	5,334,097

Total expenses	1,471,126	2,021,692	3,841,157	5,334,097

Net investment income	6,349,921	10,544,365	8,656,080	23,842,473

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(22,457,477)	(6,926,063)	(22,302,996)	(17,050,486)
Investments — Affiliated	—	—	—	1,360,059
In-kind redemptions — Unaffiliated	(5,397,474)	7,578,096	130,270,864	88,051,724
In-kind redemptions — Affiliated	4,140	(10,386)	5,285	(206,845)
Futures contracts	(294,220)	(220,139)	(203,049)	(504,975)

Net realized gain (loss)	(28,145,031)	421,508	107,770,104	71,649,477

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(19,080,062)	(15,440,271)	(159,918,218)	(277,906,802)
Investments — Affiliated	14,310	286	21,693	(1,460,335)
Futures contracts	37,958	82,556	71,151	176,701

Net change in unrealized appreciation (depreciation)	(19,027,794)	(15,357,429)	(159,825,374)	(279,190,436)

Net realized and unrealized loss	(47,172,825)	(14,935,921)	(52,055,270)	(207,540,959)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,822,904)	$(4,391,556)	$(43,399,190)	$(183,698,486)

See notes to financial statements.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended April 30, 2020

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$36,542,174	$15,449,778	$29,863,557	$19,985,672
Dividends — Affiliated	541,047	24,588	230,506	716,790
Interest — Unaffiliated	1,294	—	—	694
Securities lending income — Affiliated — net	69,812	74,089	80,770	65,585
Foreign taxes withheld	(3,846)	—	(1,052)	—

Total investment income	37,150,481	15,548,455	30,173,781	20,768,741

EXPENSES
Investment advisory fees	6,951,735	3,796,812	4,048,505	2,796,477

Total expenses	6,951,735	3,796,812	4,048,505	2,796,477

Net investment income	30,198,746	11,751,643	26,125,276	17,972,264

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(13,417,257)	(6,235,296)	(12,149,269)	(21,690,556)
Investments — Affiliated	695,825	—	94,880	700,662
In-kind redemptions — Unaffiliated	132,642,611	42,746,170	33,134,056	89,753,815
In-kind redemptions — Affiliated	(222,151)	(5,662)	(109,453)	(357,936)
Futures contracts	(629,851)	(550,697)	(678,871)	(257,074)

Net realized gain	119,069,177	35,954,515	20,291,343	68,148,911

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(372,057,022)	(152,581,842)	(26,079,707)	(53,201,481)
Investments — Affiliated	(441,889)	10,458	290,193	695,298
Futures contracts	221,629	126,598	371,513	334,921

Net change in unrealized appreciation (depreciation)	(372,277,282)	(152,444,786)	(25,418,001)	(52,171,262)

Net realized and unrealized gain (loss)	(253,208,105)	(116,490,271)	(5,126,658)	15,977,649

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(223,009,359)	$(104,738,628)	$20,998,618	$33,949,913

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,349,921	$9,028,737	$10,544,365	$12,536,642
Net realized gain (loss)	(28,145,031)	(31,115,918)	421,508	1,265,278
Net change in unrealized appreciation (depreciation)	(19,027,794)	(4,261,108)	(15,357,429)	29,161,374

Net increase (decrease) in net assets resulting from operations	(40,822,904)	(26,348,289)	(4,391,556)	42,963,294

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,577,750)	(8,497,670)	(11,302,181)	(12,123,518)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(118,721,092)	(174,959,909)	18,205,109	4,704,164

NET ASSETS
Total increase (decrease) in net assets	(167,121,746)	(209,805,868)	2,511,372	35,543,940
Beginning of year	423,128,341	632,934,209	469,043,369	433,499,429

End of year	$256,006,595	$423,128,341	$471,554,741	$469,043,369

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,656,080	$6,956,473	$23,842,473	$26,787,232
Net realized gain	107,770,104	41,849,091	71,649,477	137,521,592
Net change in unrealized appreciation (depreciation)	(159,825,374)	89,087,278	(279,190,436)	(110,967,898)

Net increase (decrease) in net assets resulting from operations	(43,399,190)	137,892,842	(183,698,486)	53,340,926

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,919,976)	(6,824,763)	(24,215,553)	(26,969,209)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(83,629,948)	61,369,906	(362,442,550)	(234,628,958)

NET ASSETS
Total increase (decrease) in net assets	(135,949,114)	192,437,985	(570,356,589)	(208,257,241)
Beginning of year	934,119,637	741,681,652	1,435,522,667	1,643,779,908

End of year	$798,170,523	$934,119,637	$865,166,078	$1,435,522,667

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (continued)

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,198,746	$32,751,246	$11,751,643	$12,423,793
Net realized gain	119,069,177	154,416,035	35,954,515	80,562,016
Net change in unrealized appreciation (depreciation)	(372,277,282)	(24,782,451)	(152,444,786)	15,946,075

Net increase (decrease) in net assets resulting from operations	(223,009,359)	162,384,830	(104,738,628)	108,931,884

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,056,151)	(34,364,198)	(11,834,973)	(13,254,211)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(207,435,608)	(729,599,942)	(142,125,596)	(187,783,856)

NET ASSETS
Total decrease in net assets	(460,501,118)	(601,579,310)	(258,699,197)	(92,106,183)
Beginning of year	1,693,735,913	2,295,315,223	941,547,451	1,033,653,634

End of year	$1,233,234,795	$1,693,735,913	$682,848,254	$941,547,451

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,125,276	$19,536,634	$17,972,264	$13,736,301
Net realized gain	20,291,343	30,388,329	68,148,911	39,227,061
Net change in unrealized appreciation (depreciation)	(25,418,001)	111,029,033	(52,171,262)	46,476,738

Net increase in net assets resulting from operations	20,998,618	160,953,996	33,949,913	99,440,100

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(25,894,221)	(20,058,554)	(18,600,809)	(13,311,652)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	382,766,640	239,634,251	271,991,315	233,979,677

NET ASSETS
Total increase in net assets	377,871,037	380,529,693	287,340,419	320,108,125
Beginning of year	1,415,952,646	1,035,422,953	1,001,715,011	681,606,886

End of year	$1,793,823,683	$1,415,952,646	$1,289,055,430	$1,001,715,011

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$94.03	$97.37	$89.37	$77.65	$84.59

Net investment income(a)	1.65	1.63	1.39	1.34	1.39
Net realized and unrealized gain (loss)(b)	(12.42)	(3.49)	8.16	11.62	(6.93)

Net increase (decrease) from investment operations	(10.77)	(1.86)	9.55	12.96	(5.54)

Distributions(c)
From net investment income	(1.99)	(1.48)	(1.55)	(1.24)	(1.40)

Total distributions	(1.99)	(1.48)	(1.55)	(1.24)	(1.40)

Net asset value, end of year	$81.27	$94.03	$97.37	$89.37	$77.65

Total Return
Based on net asset value	(11.59)%	(1.89)%	10.74%	16.88%	(6.42)%

Ratios to Average Net Assets
Total expenses	0.43%	0.42%	0.43%	0.44%	0.44%

Net investment income	1.83%	1.71%	1.44%	1.62%	1.88%

Supplemental Data
Net assets, end of year (000)	$256,007	$423,128	$632,934	$960,747	$551,283

Portfolio turnover rate(d)	11%	28%	6%	13%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$123.43	$114.08	$119.04	$111.98	$105.19

Net investment income(a)	2.77	3.04	2.50	2.32	2.31
Net realized and unrealized gain (loss)(b)	(3.83)	9.24	(5.24)	7.66	6.90

Net increase (decrease) from investment operations	(1.06)	12.28	(2.74)	9.98	9.21

Distributions(c)
From net investment income	(2.99)	(2.93)	(2.22)	(2.92)	(2.42)

Total distributions	(2.99)	(2.93)	(2.22)	(2.92)	(2.42)

Net asset value, end of year	$119.38	$123.43	$114.08	$119.04	$111.98

Total Return
Based on net asset value	(0.86)%	10.95%	(2.41)%	9.04%	8.88%

Ratios to Average Net Assets
Total expenses	0.43%	0.42%	0.43%	0.44%	0.44%

Net investment income	2.22%	2.61%	2.05%	2.03%	2.15%

Supplemental Data
Net assets, end of year (000)	$471,555	$469,043	$433,499	$720,184	$951,869

Portfolio turnover rate(d)	5%	4%	7%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$217.24	$185.42	$165.24	$144.34	$142.60

Net investment income(a)	2.07	1.60	1.81	1.52	1.42
Net realized and unrealized gain (loss)(b)	(12.46)	31.79	20.10	20.99	1.74

Net increase (decrease) from investment operations	(10.39)	33.39	21.91	22.51	3.16

Distributions(c)
From net investment income	(2.19)	(1.57)	(1.73)	(1.61)	(1.42)

Total distributions	(2.19)	(1.57)	(1.73)	(1.61)	(1.42)

Net asset value, end of year	$204.66	$217.24	$185.42	$165.24	$144.34

Total Return
Based on net asset value	(4.79)%	18.09%	13.35%	15.71%	2.23%

Ratios to Average Net Assets
Total expenses	0.43%	0.42%	0.43%	0.44%	0.44%

Net investment income	0.96%	0.81%	1.04%	1.01%	0.99%

Supplemental Data
Net assets, end of year (000)	$798,171	$934,120	$741,682	$669,218	$959,877

Portfolio turnover rate(d)	31%	15%	10%	8%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$136.07	$130.98	$108.38	$85.36	$91.03

Net investment income(a)	2.58	2.17	1.73	1.47	1.28
Net realized and unrealized gain (loss)(b)	(20.69)	5.12	22.56	22.88	(5.66)

Net increase (decrease) from investment operations	(18.11)	7.29	24.29	24.35	(4.38)

Distributions(c)
From net investment income	(2.60)	(2.20)	(1.69)	(1.33)	(1.29)

Total distributions	(2.60)	(2.20)	(1.69)	(1.33)	(1.29)

Net asset value, end of year	$115.36	$136.07	$130.98	$108.38	$85.36

Total Return
Based on net asset value	(13.46)%	5.72%	22.53%	28.74%	(4.85)%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.44%	0.44%

Net investment income	1.90%	1.68%	1.40%	1.49%	1.44%

Supplemental Data
Net assets, end of year (000)	$865,166	$1,435,523	$1,643,780	$1,430,646	$567,660

Portfolio turnover rate(d)	7%	4%	4%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$125.93	$117.71	$103.79	$86.91	$88.81

Net investment income(a)	2.33	2.07	1.82	1.64	1.44
Net realized and unrealized gain (loss)(b)	(19.10)	8.33	13.89	16.91	(1.81)

Net increase (decrease) from investment operations	(16.77)	10.40	15.71	18.55	(0.37)

Distributions(c)
From net investment income	(2.39)	(2.18)	(1.79)	(1.67)	(1.53)

Total distributions	(2.39)	(2.18)	(1.79)	(1.67)	(1.53)

Net asset value, end of year	$106.77	$125.93	$117.71	$103.79	$86.91

Total Return
Based on net asset value	(13.47)%	9.01%	15.21%	21.52%	(0.41)%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.44%	0.44%

Net investment income	1.85%	1.75%	1.59%	1.70%	1.64%

Supplemental Data
Net assets, end of year (000)	$1,233,235	$1,693,736	$2,295,315	$1,681,324	$1,173,295

Portfolio turnover rate(d)	6%	8%	6%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$158.24	$141.60	$128.60	$108.65	$107.35

Net investment income(a)	2.06	1.89	1.78	1.82	1.59
Net realized and unrealized gain (loss)(b)	(20.24)	16.79	13.06	19.89	1.35

Net increase (decrease) from investment operations	(18.18)	18.68	14.84	21.71	2.94

Distributions(c)
From net investment income	(2.11)	(2.04)	(1.84)	(1.76)	(1.64)

Total distributions	(2.11)	(2.04)	(1.84)	(1.76)	(1.64)

Net asset value, end of year	$137.95	$158.24	$141.60	$128.60	$108.65

Total Return
Based on net asset value	(11.57)%	13.34%	11.57%	20.13%	2.83%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.44%	0.44%

Net investment income	1.32%	1.29%	1.27%	1.55%	1.54%

Supplemental Data
Net assets, end of year (000)	$682,848	$941,547	$1,033,654	$983,820	$733,417

Portfolio turnover rate(d)	4%	5%	7%	10%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$109.76	$98.14	$88.02	$76.44	$77.09

Net investment income(a)	1.80	1.65	1.36	1.22	1.17
Net realized and unrealized gain (loss)(b)	0.26	11.64	10.01	11.54	(0.62)

Net increase from investment operations	2.06	13.29	11.37	12.76	0.55

Distributions(c)
From net investment income	(1.77)	(1.67)	(1.25)	(1.18)	(1.20)

Total distributions	(1.77)	(1.67)	(1.25)	(1.18)	(1.20)

Net asset value, end of year	$110.05	$109.76	$98.14	$88.02	$76.44

Total Return
Based on net asset value	1.95%	13.70%	12.99%	16.83%	0.75%

Ratios to Average Net Assets
Total expenses	0.25%	0.28%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.48%	0.50%	0.50%

Net investment income	1.61%	1.61%	1.43%	1.49%	1.55%

Supplemental Data
Net assets, end of year (000)	$1,793,824	$1,415,953	$1,035,423	$822,945	$500,677

Portfolio turnover rate(d)	6%	13%	11%	10%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$122.16	$110.83	$99.72	$85.12	$86.39

Net investment income(a)	2.00	1.95	1.68	1.41	1.32
Net realized and unrealized gain (loss)(b)	1.29	11.26	10.98	14.57	(1.29)

Net increase from investment operations	3.29	13.21	12.66	15.98	0.03

Distributions(c)
From net investment income	(2.10)	(1.88)	(1.55)	(1.38)	(1.30)

Total distributions	(2.10)	(1.88)	(1.55)	(1.38)	(1.30)

Net asset value, end of year	$123.35	$122.16	$110.83	$99.72	$85.12

Total Return
Based on net asset value	2.76%	12.07%	12.76%	18.92%	0.07%

Ratios to Average Net Assets
Total expenses	0.25%	0.28%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.48%	0.50%	0.50%

Net investment income	1.61%	1.71%	1.56%	1.53%	1.58%

Supplemental Data
Net assets, end of year (000)	$1,289,055	$1,001,715	$681,607	$528,509	$357,511

Portfolio turnover rate(d)	13%	21%	13%	19%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Basic Materials
Barclays Capital Inc.	$6,732,583	$6,732,583		$—	$—
Citigroup Global Markets Inc.	13,809	13,809		—	—
Goldman Sachs & Co.	613,202	613,202		—	—
JPMorgan Securities LLC	144,434	144,434		—	—
RBC Capital Markets LLC	128,440	118,663		—	(9,777	)(b)
UBS AG	19,923	19,923		—	—
Wells Fargo Securities LLC	3,902	3,902		—	—

	$7,656,293	$7,646,516		$—	$(9,777)

U.S. Consumer Goods
BNP Paribas Prime Brokerage International Ltd.	$39,746	$39,746		$—	$—
Morgan Stanley & Co. LLC	745,625	745,625		—	—
Nomura Securities International Inc.	606,896	606,896		—	—
Scotia Capital (USA) Inc.	121,657	121,657		—	—
SG Americas Securities LLC	28,658	28,658		—	—
State Street Bank & Trust Company	4,976	4,976		—	—

	$1,547,558	$1,547,558		$—	$—

U.S. Consumer Services
Barclays Capital Inc.	$3,025	$3,025		$—	$—
BNP Paribas Prime Brokerage International Ltd.	4,103,898	4,103,898		—	—
BNP Paribas Securities Corp.	42,044	41,733		—	(311	)(b)
BofA Securities, Inc.	363,447	363,447		—	—
Citadel Clearing LLC	259,390	259,390		—	—
Citigroup Global Markets Inc.	103,751	103,751		—	—
Credit Suisse AG	78,892	78,892		—	—
Credit Suisse Securities (USA) LLC	11,520	11,520		—	—
Deutsche Bank Securities Inc.	159,484	159,484		—	—
Goldman Sachs & Co.	1,895,517	1,895,517		—	—
JPMorgan Securities LLC	1,711,871	1,711,871		—	—
Morgan Stanley & Co. LLC	1,935,618	1,935,618		—	—
National Financial Services LLC	440,840	440,840		—	—
SG Americas Securities LLC	58,784	58,784		—	—
UBS AG	936,954	936,954		—	—
UBS Securities LLC	3,910,743	3,910,743		—	—
Virtu Americas LLC	2,122,622	2,122,622		—	—
Wells Fargo Securities LLC	1,790,579	1,790,579		—	—

	$19,928,979	$19,928,668		$—	$(311)

U.S. Financial Services
Scotia Capital (USA) Inc.	$4,100	$4,100		$—	$—
SG Americas Securities LLC	142,976	142,976		—	—

	$147,076	$147,076		$—	$—

U.S. Financials
Credit Suisse AG	$22,433	$22,433		$—	$—
Morgan Stanley & Co. LLC	5,500	5,500		—	—

	$27,933	$27,933		$—	$—

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Industrials
Barclays Capital Inc.	$16,950	$16,950		$—	$—
BNP Paribas Prime Brokerage International Ltd.	815,035	815,035		—	—
BNP Paribas Securities Corp.	132,362	132,362		—	—
Credit Suisse AG	1,128,469	1,128,469		—	—
Goldman Sachs & Co.	595,247	595,247		—	—
JPMorgan Securities LLC	1,813,746	1,813,746		—	—
SG Americas Securities LLC	492,592	492,592		—	—
State Street Bank & Trust Company	2,170	2,170		—	—
TD Prime Services LLC	940,654	940,654		—	—
UBS AG	51,215	51,215		—	—
UBS Securities LLC	471,287	471,287		—	—
Wells Fargo Bank, National Association	437,768	437,768		—	—

	$6,897,495	$6,897,495		$—	$—

MSCI KLD 400 Social
BNP Paribas Prime Brokerage International Ltd.	$3,004,108	$3,004,108		$—	$—
BofA Securities, Inc.	840,300	840,300		—	—
Citigroup Global Markets Inc.	1,707	1,707		—	—
Credit Suisse AG	1,278,445	1,278,445		—	—
Goldman Sachs & Co.	2,311,275	2,311,275		—	—
Jefferies LLC	78,250	78,250		—	—
JPMorgan Securities LLC	509,062	509,062		—	—
Morgan Stanley & Co. LLC	3,402,543	3,402,543		—	—
National Financial Services LLC	595	580		—	(15	)(b)
State Street Bank & Trust Company	135,407	135,407		—	—
UBS AG	2,953,269	2,953,269		—	—
Virtu Americas LLC	1,845,490	1,845,490		—	—
Wells Fargo Securities LLC	3,211	3,211		—	—

	$16,363,662	$16,363,647		$—	$(15)

MSCI USA ESG Select
Barclays Capital Inc.	$6,500,791	$6,500,791		$—	$—
BNP Paribas Securities Corp.	4,986,725	4,986,725		—	—
Citigroup Global Markets Inc.	4,338,788	4,338,788		—	—
JPMorgan Securities LLC	221,245	221,245		—	—
Morgan Stanley & Co. LLC	3,492,276	3,492,276		—	—
National Financial Services LLC	781,144	781,144		—	—
Virtu Americas LLC	1,481,370	1,481,370		—	—

	$21,802,339	$21,802,339		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.25%
MSCI USA ESG Select	0.25

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$7,379
U.S. Consumer Goods	34,884
U.S. Consumer Services	53,573
U.S. Financial Services	13,530
U.S. Financials	29,100
U.S. Industrials	30,172
MSCI KLD 400 Social	33,192
MSCI USA ESG Select	26,228

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
U.S. Basic Materials	$4,677,264	$1,524,178	$(622,978)
U.S. Consumer Goods	2,878,565	2,370,238	(1,364,373)
U.S. Consumer Services	106,748,733	123,410,292	(5,320,157)
U.S. Financial Services	7,912,290	10,928,178	(1,212,272)
U.S. Financials	13,079,514	8,406,154	(1,658,811)
U.S. Industrials	6,894,533	2,873,348	(347,562)
MSCI KLD 400 Social	15,973,367	34,117,974	(5,550,355)
MSCI USA ESG Select	64,223,102	48,329,239	(7,549,442)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$36,645,624	$38,545,696
U.S. Consumer Goods	21,153,520	22,440,992
U.S. Consumer Services	277,859,790	279,037,934
U.S. Financial Services	90,035,388	106,239,903
U.S. Financials	99,661,348	113,143,081
U.S. Industrials	37,284,134	37,605,518
MSCI KLD 400 Social	97,484,260	99,868,316
MSCI USA ESG Select	146,428,880	148,848,936

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

For the year ended April 30, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$42,678,766	$161,103,600
U.S. Consumer Goods	73,864,141	55,568,550
U.S. Consumer Services	369,362,604	451,848,155
U.S. Financial Services	312,306,640	659,611,585
U.S. Financials	916,917,090	1,108,032,264
U.S. Industrials	127,492,455	269,112,032
MSCI KLD 400 Social	462,239,754	79,198,110
MSCI USA ESG Select	506,222,208	234,266,595

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
U.S. Basic Materials	$(17,804,320)	$17,804,320
U.S. Consumer Goods	5,738,590	(5,738,590)
U.S. Consumer Services	124,476,561	(124,476,561)
U.S. Financial Services	77,429,678	(77,429,678)
U.S. Financials	120,953,522	(120,953,522)
U.S. Industrials	40,354,152	(40,354,152)
MSCI KLD 400 Social	31,726,905	(31,726,905)
MSCI USA ESG Select	86,598,003	(86,598,003)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
U.S. Basic Materials
Ordinary income	$7,577,750	$8,497,670

U.S. Consumer Goods
Ordinary income	$11,302,181	$12,123,518

U.S. Consumer Services
Ordinary income	$8,919,976	$6,824,763

U.S. Financial Services
Ordinary income	$24,215,553	$26,969,209

U.S. Financials
Ordinary income	$30,056,151	$34,364,198

U.S. Industrials
Ordinary income	$11,834,973	$13,254,211

MSCI KLD 400 Social
Ordinary income	$25,894,221	$20,058,554

MSCI USA ESG Select
Ordinary income	$18,600,809	$13,311,652

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
U.S. Basic Materials	$295,176	$(116,107,099)	$(95,176,439)	$(210,988,362)
U.S. Consumer Goods	1,055,494	(11,570,227)	(44,125,454)	(54,640,187)
U.S. Consumer Services	297,553	(41,922,026)	(32,799,731)	(74,424,204)
U.S. Financial Services	1,745,608	(19,322,487)	(159,699,754)	(177,276,633)
U.S. Financials	166,728	(14,442,779)	(292,989,660)	(307,265,711)
U.S. Industrials	325,929	(13,608,711)	(105,667,174)	(118,949,956)
MSCI KLD 400 Social	1,518,162	(6,886,000)	233,544,754	228,176,916
MSCI USA ESG Select	874,101	(10,341,796)	111,306,569	101,838,874

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income and the characterization of corporate actions.

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$358,957,350	$20,888,662	$(116,065,101)	$(95,176,439)
U.S. Consumer Goods	516,648,056	51,767,922	(95,893,376)	(44,125,454)
U.S. Consumer Services	852,360,565	96,478,274	(129,278,005)	(32,799,731)
U.S. Financial Services	1,024,328,834	63,011,123	(222,710,877)	(159,699,754)
U.S. Financials	1,525,507,960	51,448,974	(344,438,634)	(292,989,660)
U.S. Industrials	795,445,112	59,135,332	(164,802,506)	(105,667,174)
MSCI KLD 400 Social	1,575,502,309	334,147,770	(100,603,016)	233,544,754
MSCI USA ESG Select	1,199,227,251	172,098,764	(60,792,195)	111,306,569

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/20		Year Ended 04/30/19
iShares ETF	Shares	Amount	Shares	Amount

U.S. Basic Materials
Shares sold	500,000	$42,812,086	1,650,000	$166,124,476
Shares redeemed	(1,850,000)	(161,533,178)	(3,650,000)	(341,084,385)

Net decrease	(1,350,000)	$(118,721,092)	(2,000,000)	$(174,959,909)

U.S. Consumer Goods
Shares sold	600,000	$74,072,202	1,400,000	$165,270,839
Shares redeemed	(450,000)	(55,867,093)	(1,400,000)	(160,566,675)

Net increase	150,000	$18,205,109	—	$4,704,164

U.S. Consumer Services
Shares sold	1,750,000	$369,991,124	1,200,000	$236,521,703
Shares redeemed	(2,150,000)	(453,621,072)	(900,000)	(175,151,797)

Net increase(decrease)	(400,000)	$(83,629,948)	300,000	$61,369,906

U.S. Financial Services
Shares sold	2,250,000	$313,792,935	4,000,000	$523,082,166
Shares redeemed	(5,300,000)	(676,235,485)	(6,000,000)	(757,711,124)

Net decrease	(3,050,000)	$(362,442,550)	(2,000,000)	$(234,628,958)

U.S. Financials
Shares sold	7,650,000	$923,744,884	4,000,000	$455,311,621
Shares redeemed	(9,550,000)	(1,131,180,492)	(10,050,000)	(1,184,911,563)

Net decrease	(1,900,000)	$(207,435,608)	(6,050,000)	$(729,599,942)

U.S. Industrials
Shares sold	800,000	$127,906,850	2,050,000	$300,710,806
Shares redeemed	(1,800,000)	(270,032,446)	(3,400,000)	(488,494,662)

Net decrease	(1,000,000)	$(142,125,596)	(1,350,000)	$(187,783,856)

MSCI KLD 400 Social
Shares sold	4,150,000	$463,954,811	3,600,000	$365,449,346
Shares redeemed	(750,000)	(81,188,171)	(1,250,000)	(125,815,095)

Net increase	3,400,000	$382,766,640	2,350,000	$239,634,251

MSCI USA ESG Select
Shares sold	4,150,000	$507,863,039	3,100,000	$350,488,105
Shares redeemed	(1,900,000)	(235,871,724)	(1,050,000)	(116,508,428)

Net increase	2,250,000	$271,991,315	2,050,000	$233,979,677

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
U.S. Basic Materials	93.61%
U.S. Consumer Goods	100.00%
U.S. Consumer Services	100.00%
U.S. Financial Services	100.00%
U.S. Financials	83.71%
U.S. Industrials	100.00%
MSCI KLD 400 Social	100.00%
MSCI USA ESG Select	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$7,747,745
U.S. Consumer Goods	12,443,084
U.S. Consumer Services	12,131,589
U.S. Financial Services	28,840,709
U.S. Financials	26,533,639
U.S. Industrials	15,338,003
MSCI KLD 400 Social	28,590,296
MSCI USA ESG Select	19,724,580

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Business Income
U.S. Consumer Services	$15,450
U.S. Financials	5,348,210
MSCI KLD 400 Social	834,328
MSCI USA ESG Select	497,021

IMPORTANT TAX INFORMATION	79

Statement Regarding Liquidity Risk Management Program (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
U.S. Basic Materials	$1.986305	$—	$—	$1.986305	100%	—%	—%		100%
U.S. Consumer Goods	2.988958	—	—	2.988958	100	—	—		100
U.S. Consumer Services(a)	2.187600	—	0.001804	2.189404	100	—	0	(b)	100
U.S. Financial Services	2.597507	—	—	2.597507	100	—	—		100
U.S. Financials(a)	2.219401	—	0.170186	2.389587	93	—	7		100
U.S. Industrials	2.105477	—	—	2.105477	100	—	—		100
MSCI KLD 400 Social(a)	1.748197	—	0.022335	1.770532	99	—	1		100
MSCI USA ESG Select(a)	2.075484	—	0.025111	2.100595	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	432	32.73%
At NAV	303	22.95
Less than 0.0% and Greater than –0.5%	585	44.32

	1,320	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information  (unaudited) (continued)

iShares U.S. Consumer Goods ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	389	29.47
At NAV	323	24.47
Less than 0.0% and Greater than –0.5%	607	45.98

	1,320	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.0% and Less than 0.5%	443	33.56
At NAV	307	23.26
Less than 0.0% and Greater than –0.5%	569	43.10

	1,320	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	508	38.48%
At NAV	283	21.44
Less than 0.0% and Greater than –0.5%	529	40.08

	1,320	100.00%

iShares U.S. Financials ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	489	37.04%
At NAV	297	22.50
Less than 0.0% and Greater than –0.5%	534	40.46

	1,320	100.00%

iShares U.S. Industrials ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	2	0.15
Greater than 0.0% and Less than 0.5%	490	37.12
At NAV	362	27.42
Less than 0.0% and Greater than –0.5%	457	34.62
Less than –0.5% and Greater than –1.0%	6	0.45

	1,320	100.00%

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI KLD 400 Social ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	858	65.00%
At NAV	168	12.73
Less than 0.0% and Greater than –0.5%	294	22.27

	1,320	100.00%

iShares MSCI USA ESG Select ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	885	67.04
At NAV	184	13.94
Less than 0.0% and Greater than –0.5%	250	18.94

	1,320	100.00%

SUPPLEMENTAL INFORMATION	83

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company
		(2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	85

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	87

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0420

APRIL 30, 2020

2020 Annual Report

iShares Trust

•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

•	iShares Core High Dividend ETF | HDV | NYSE Arca

•	iShares International Select Dividend ETF | IDV | Cboe BZX

•	iShares Select Dividend ETF | DVY | NASDAQ

•	iShares U.S. Dividend and Buyback ETF | DIVB | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a negative return during the 12 months ended April 30, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -4.96% in U.S. dollar terms for the reporting period.

The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, global equities posted solid returns, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the emergence and spread of the coronavirus upended global equity markets in late 2019 and early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading affected countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors struggled to project the length of the disruption and its ultimate economic impact. In the midst of this volatile environment, decreasing demand and a dispute over oil production between Russia and Saudi Arabia led to a sudden decline in oil prices, further dampening market sentiment. In April 2020, however, optimism around plans in some countries to begin easing lockdown restrictions and new potential coronavirus treatments led global stocks to recover some of their losses.

In the U.S., as state and local governments issued shelter-in-place orders and restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. Travel, leisure, and industries such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering near a 50-year low for much of the reporting period, increased dramatically as more than 30 million workers filed unemployment claims in the last six weeks of the reporting period.

In response to the crisis, the U.S. federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. An additional U.S. $484 billion of stimulus was added in April 2020. The U.S. Federal Reserve Bank (“Fed”), also responded to the crisis with two emergency interest rate reductions in March 2020 and a new bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and asset-backed securities.

Europe was similarly affected by the coronavirus; Italy, Germany, France, Spain, and the U.K. were among the countries with the most confirmed cases. European stocks declined substantially as some countries issued lockdown orders to contain the virus’ spread. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans designed to protect affected businesses and workers. The European Central Bank (“ECB”) also sought to steady markets with a €750 billion bond buying program and signaled openness to further stimulus.

Asia-Pacific and emerging market equities also declined significantly, despite some signs that the outbreak was beginning to slow down. The Chinese economy struggled initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and cancelled existing orders.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.05)%	9.26%	9.10%	(2.05)%	55.68%	67.06%
Fund Market	(2.11)	9.23	9.09	(2.11)	55.49	66.92
Index	(1.99)	9.33	9.16	(1.99)	56.23	67.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$924.70	$0.38		$1,000.00	$1,024.50	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks of firms with a history of consistently growing dividends declined slightly amid significant market turmoil during the reporting period. Concerns over the coronavirus pandemic weighed on markets, but investors perceived dividend growth stocks as relatively less affected. Stay-at-home orders and other efforts to contain the virus made a substantial negative impact on markets, anticipated corporate profits declined, and some firms reduced or suspended dividends.

The financials sector was the largest detractor from the Index’s return. Banks detracted the most as rising defaults driven by the coronavirus crisis weighed on bank profits. Banks built reserves in anticipation of additional defaults, as virus lockdowns affected many businesses that borrow from banks. Large banks continued to pay dividends, despite mounting political pressure to suspend them. Insurance stocks also declined, as anticipated earnings decreased due to lower bond yields, less economic activity, and coronavirus-related losses.

The industrials sector struggled amid expectations of lower earnings, further detracting from the Index’s performance. The capital goods industry drove the decline as business investment contracted for three consecutive quarters. Aerospace and defense companies were substantial detractors, as decreased travel reduced demand for aircraft, and some firms suspended dividends. The energy sector also declined, due primarily to significantly lower oil prices.

On the upside, healthcare stocks were strong contributors to the Index’s return. Healthcare companies with solid dividends were attractive to stock investors seeking stability after coronavirus concerns increased market volatility. Pharmaceuticals, biotechnology, and life sciences companies made the most significant contributions within the healthcare sector, as firms developed potential treatments for the virus. Healthcare equipment and services firms also made notable contributions, in part due to higher than expected earnings for managed care providers. The information technology sector was also a notable contributor to the Index’s performance. Software and services firms advanced, driven by the continued shift toward subscription-based cloud software.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	18.8%
Financials	18.8
Health Care	16.5
Industrials	11.6
Consumer Staples	10.1
Consumer Discretionary	7.4
Communication Services	5.2
Utilities	4.7
Energy	4.5
Materials	2.4
Real Estate	0.0	(b)

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Microsoft Corp.	3.4%
Johnson & Johnson	3.1
Apple Inc.	3.0
Chevron Corp.	3.0
Verizon Communications Inc.	2.9
JPMorgan Chase & Co.	2.8
Pfizer Inc.	2.8
Procter & Gamble Co. (The)	2.2
Wells Fargo & Co.	1.9
Cisco Systems Inc.	1.9

(a)	Excludes money market funds.

(b)	Rounds to less than 0.1%.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(10.86)%	4.90%	9.13%	(10.86)%	27.02%	121.29%
Fund Market	(10.90)	4.88	9.12	(10.90)	26.91	121.08
Index	(10.78)	5.00	9.37	(10.78)	27.61	125.66

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$882.70	$0.37		$1,000.00	$1,024.50	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks with histories of high dividend yields declined notably during the reporting period. The coronavirus crisis reduced expected earnings and stock prices, but many companies responded by suspending repurchases rather than decreasing dividends. Dividend stocks also benefited from lower bond yields, which makes dividend-yielding stocks relatively more attractive to income-seeking investors. However, some investors remained cautious about high dividend yield stocks due to increased concerns about their long-term financial outlook.

The energy sector was the largest detractor from the Index’s return, as oil prices declined due to a production dispute between Saudi Arabia and Russia on the supply side and coronavirus-related restrictions on the demand side. As the prices of oil company stocks decreased, their dividend yields increased substantially, leading to concerns about their ability to continue the current levels of dividend payouts. However, large oil and gas companies maintained their dividends in this unfavorable environment, even as expected earnings decreased. Investors were also concerned that high dividend-paying oil and gas companies focused too much on current revenues, rather than adapting to increased demand for renewable energy.

The financials sector detracted significantly from the Index’s performance, led by banks as the decline in banks’ stock prices, combined with the maintenance of dividends, led to a meaningful increase in dividend yields. However, political pressure and possible defaults by energy firms led to concern over the future of bank dividends. The communication services sector also detracted from the Index’s return, as the expectation of a coming recession made future dividend reductions appear more likely.

On the upside, healthcare stocks contributed notably to the Index’s return, led by the pharmaceuticals industry. Solid demand supported continued cash flows for dividends, while the political environment improved somewhat as the presidential race narrowed to two candidates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	27.3%
Health Care	20.7
Communication Services	15.6
Consumer Staples	9.2
Utilities	8.6
Information Technology	7.6
Financials	5.9
Industrials	3.2
Consumer Discretionary	1.2
Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	10.5%
AT&T Inc.	8.4
Johnson & Johnson	7.3
Chevron Corp.	7.0
Verizon Communications Inc.	6.9
Pfizer Inc.	6.5
Cisco Systems Inc.	4.4
Merck & Co. Inc.	4.0
PepsiCo Inc.	3.5
Coca-Cola Co. (The)	3.5

FUND SUMMARY	7

Fund Summary as of April 30, 2020	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(17.15)%	(1.86)%	2.74%	(17.15)%	(8.97)%	31.08%
Fund Market	(18.26)	(2.02)	2.72	(18.26)	(9.71)	30.79
Index	(17.05)	(1.73)	2.87	(17.05)	(8.36)	32.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$795.20	$2.19		$1,000.00	$1,022.40	$2.46		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® International Select Dividend ETF

Portfolio Management Commentary

International dividend stocks declined sharply during the reporting period, as a dramatic economic downturn weighed on global equities and drove widespread dividend reductions and suspensions. The decrease in economic activity caused by the coronavirus pandemic, which drove expectations of a global recession, weighed on dividend stocks. Additionally, reduced revenues and political factors put firms under pressure to decrease or eliminate dividends, which substantially lowered expected income for investors. Financials stocks retreated across multiple markets, weighed down by exposure to all areas of the global economy, as well as increased demand for U.S. dollars and concerns about potential loan defaults.

Australian stocks were the primary detractors from the Index’s return, as the pandemic’s impact on the economy, which is sensitive to economic conditions in China, led to recessionary forecasts. Australia experienced significant job losses and weakening business and consumer sentiment. The Australian dollar, which often moves in tandem with the Chinese yuan, weakened against the U.S. dollar. Bank stocks, already under pressure entering 2020 due to a series of scandals and tightening net interest margins, declined sharply amid a reduction in loans and reduced or suspended dividend payments.

French and German equities detracted substantially from the Index’s return, as Europe’s two largest economies faced their deepest downturns since World War II. Bank stocks were the principal source of weakness, as banks, heeding the recommendation of the ECB, cancelled or suspended dividends toward the end of the reporting period. With earnings already weak prior to the pandemic, the potential for loan defaults weighed on European bank stocks, despite stimulus efforts by the ECB and other central banks. More stringent E.U. accounting standards, which require earlier disclosures of loan losses, further weighed on both countries’ bank stocks.

The stocks of dividend-paying companies based in the U.K. also declined considerably. The energy sector detracted the most from the Index’s performance, as supply and demand shocks drove the price of oil to a 21-year low amid a price war and a coronavirus-induced decline in demand. Large oil firms issued bonds to raise cash, postponed projects, and reduced spending, in part to maintain their dividend payments. Nonetheless, some oil companies reduced their payouts.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	37.9%
Utilities	15.4
Communication Services	12.9
Consumer Discretionary	8.2
Consumer Staples	6.2
Energy	5.9
Information Technology	5.6
Industrials	3.4
Health Care	2.4
Materials	1.7
Real Estate	0.4

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	24.2%
Australia	15.4
Italy	9.6
Finland	6.3
Germany	6.1
France	5.1
Canada	4.8
Switzerland	4.7
Spain	4.5
Sweden	4.5

FUND SUMMARY	9

Fund Summary as of April 30, 2020	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(16.96)%	4.11%	9.15%	(16.96)%	22.32%	140.04%
Fund Market	(16.97)	4.10	9.15	(16.97)	22.28	139.95
Index	(16.69)	4.51	9.56	(16.69)	24.70	149.16

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$808.00	$1.75		$1,000.00	$1,022.90	$1.96		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

Equities that have historically paid relatively high dividends declined for the reporting period, as the coronavirus pandemic and associated lockdowns weighed on equity markets. Early reports also indicated that corporate earnings decreased considerably in the first quarter of 2020. In this environment, many firms reduced or suspended their dividends.

The consumer discretionary sector was the largest detractor from the Index’s return, and the automobiles industry was the leading source of weakness. Automobile manufacturers suspended their dividends, and unions opposed plans to reopen factories early due to concerns over the coronavirus. Furthermore, analysts anticipated a substantial decline in demand for automobiles, as consumers delayed purchases. The retail industry was also negatively impacted, as sales at clothing stores decreased significantly amid lockdowns. Some department stores and apparel retail firms suspended dividends in response to the deteriorating retail environment.

The financials sector detracted significantly from the Index’s performance, driven by declines among bank and insurance stocks. Many regional banks continued making dividend payouts at previous levels, leading to high dividend yields after stock prices decreased. However, political pressure to reduce bank dividends increased. Investors were also concerned that bad loans to the energy sector could lead regional banks to decrease their dividends. Additionally, uncertainty regarding possible losses related to the coronavirus pandemic negatively affected the insurance industry.

The energy sector was another significant detractor from the Index’s return due to a combination of decreased demand from locked-down consumers and a production dispute between Russia and Saudi Arabia. Some oil producers preserved dividends, even as lower stock prices increased dividend yields. However, other firms in the oil, gas, and consumable fuels industry significantly reduced dividends. The materials sector also detracted substantially, as lower oil prices negatively impacted the chemicals industry. The shutdown of industrial plants also reduced demand for some types of chemicals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	29.3%
Financials	12.9
Information Technology	10.4
Consumer Staples	9.3
Consumer Discretionary	8.7
Materials	7.9
Communication Services	7.4
Energy	6.1
Industrials	5.7
Health Care	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AT&T Inc.	2.7%
QUALCOMM Inc.	2.7
General Mills Inc.	2.2
Dominion Energy Inc.	2.1
Target Corp.	2.1
Seagate Technology PLC	2.0
Philip Morris International Inc.	1.8
Altria Group Inc.	1.8
Verizon Communications Inc.	1.8
CenturyLink Inc.	1.8

FUND SUMMARY	11

Fund Summary as of April 30, 2020	iShares® U.S. Dividend and Buyback ETF

Investment Objective

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.95)%	3.89%	(4.95)%	9.93%
Fund Market	(5.09)	3.89	(5.09)	9.92
Index	(4.75)	4.15	(4.75)	10.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$910.10	$1.19		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® U.S. Dividend and Buyback ETF

Portfolio Management Commentary

Stocks with histories of paying dividends or making buybacks posted a negative return for the reporting period, as the coronavirus crisis negatively affected markets. Before the pandemic, stock buybacks were a significant consideration for investors. However, many firms suspended their stock buybacks after the spread of the virus due to decreased earnings and increased political pressure. Some companies went further and reduced or eliminated dividends. At the same time, market volatility and lower bond yields increased investor interest in dividend-paying stocks.

The financials sector was the largest detractor from the Index’s return, particularly the banking industry. Many banks announced substantial stock buybacks and dividend increases in 2019, but some suspended the buybacks in response to the coronavirus crisis. However, banks mostly maintained their dividends despite mounting criticism from policymakers. Bank earnings also decreased significantly in the first quarter of 2020, and banks increased their reserves against future loan losses.

The industrials sector also detracted meaningfully, led by the capital goods industry. Capital goods orders started declining even before the coronavirus pandemic diminished the outlook for business investment. Furthermore, some industrials companies eliminated dividends and buybacks, which reduced demand for their stocks. The energy sector also detracted from the Index’s performance, in large part due to a significant decline in oil prices. Some energy firms stopped buybacks and preserved dividends, but others reduced dividends substantially.

On the upside, the healthcare and information technology sectors contributed to the Index’s return. The pharmaceuticals, biotechnology, and life sciences industry benefited from optimism about research to develop vaccines and treatments for the coronavirus. Companies in the information technology sector benefited from the emphasis on social distancing, as consumers turned to technology to replace face-to-face interactions. The earnings growth, cash reserves, and low debt in both the healthcare and information technology sectors supported continued dividends.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	26.4%
Financials	19.3
Health Care	13.2
Consumer Discretionary	8.9
Industrials	8.7
Consumer Staples	6.8
Energy	6.0
Communication Services	5.8
Materials	2.3
Real Estate	1.4
Utilities	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.0%
Microsoft Corp.	3.2
JPMorgan Chase & Co.	2.8
Bank of America Corp.	2.5
Cisco Systems Inc.	2.3
Oracle Corp.	2.2
Wells Fargo & Co.	2.2
Pfizer Inc.	1.9
Intel Corp.	1.8
Amgen Inc.	1.7

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
Boeing Co. (The)	593,280	$83,664,346
BWX Technologies Inc.	34,482	1,829,615
General Dynamics Corp.	164,147	21,440,881
HEICO Corp.	1,887	165,301
HEICO Corp., Class A	3,571	258,291
Hexcel Corp.	28,687	992,283
Huntington Ingalls Industries Inc.	21,915	4,194,750
L3Harris Technologies Inc.	89,909	17,415,373
Lockheed Martin Corp.	170,416	66,302,049
Northrop Grumman Corp.	66,357	21,942,269
Raytheon Technologies Corp.	566,016	36,683,497

		254,888,655

Air Freight & Logistics — 1.2%
CH Robinson Worldwide Inc.	110,540	7,837,286
Expeditors International of Washington Inc.	64,922	4,648,740
FedEx Corp.	143,411	18,180,212
United Parcel Service Inc., Class B	821,070	77,722,486

		108,388,724

Airlines — 0.3%
Alaska Air Group Inc.	101,900	3,313,788
Delta Air Lines Inc.	554,148	14,357,974
Southwest Airlines Co	203,715	6,366,094

		24,037,856

Auto Components — 0.2%
Autoliv Inc.	81,918	4,916,718
BorgWarner Inc.	132,559	3,787,211
Gentex Corp.	120,098	2,911,176
Goodyear Tire & Rubber Co. (The)	533,821	3,827,497
Lear Corp.	45,393	4,432,626

		19,875,228

Automobiles — 0.1%
Harley-Davidson Inc.	254,411	5,553,792
Thor Industries Inc.	43,279	2,865,070

		8,418,862

Banks — 11.4%
Associated Banc-Corp.	221,087	3,126,170
Atlantic Union Bankshares Corp.	94,256	2,249,891
BancFirst Corp.	15,927	613,349
BancorpSouth Bank	85,842	1,879,081
Bank of America Corp.	6,561,993	157,815,932
Bank OZK	154,934	3,504,607
Banner Corp.	21,068	809,643
BOK Financial Corp.	35,869	1,857,656
Cathay General Bancorp.	103,356	2,885,700
CenterState Bank Corp.	84,851	1,475,559
Citigroup Inc.	2,237,987	108,676,649
Citizens Financial Group Inc.	741,863	16,610,313
Columbia Banking System Inc.	53,334	1,439,485
Comerica Inc.	260,787	9,091,035
Commerce Bancshares Inc.	49,246	3,013,363
Community Bank System Inc.	30,803	1,924,879
Cullen/Frost Bankers Inc.	72,606	5,217,467
CVB Financial Corp.	156,576	3,254,432
First Financial Bankshares Inc.	69,555	1,937,107
First Horizon National Corp.	457,225	4,151,603
First Interstate BancSystem Inc., Class A	46,075	1,557,335
First Merchants Corp.	50,991	1,443,555

Security	Shares	Value

Banks (continued)
First Midwest Bancorp. Inc.	63,116	$932,854
First Republic Bank/CA	37,276	3,887,514
Fulton Financial Corp.	180,784	2,113,365
Glacier Bancorp. Inc.	81,103	3,088,402
Great Western Bancorp. Inc.	50,699	953,141
Home BancShares Inc./AR	151,637	2,324,595
Hope Bancorp Inc.	120,902	1,202,975
Huntington Bancshares Inc./OH	1,733,103	16,013,872
Independent Bank Corp.	20,949	1,526,973
Independent Bank Group Inc.	28,905	876,111
Investors Bancorp. Inc.	256,159	2,384,840
JPMorgan Chase &Co.	2,725,269	260,971,759
KeyCorp	1,518,046	17,685,236
NBT Bancorp. Inc.	27,811	921,378
PNC Financial Services Group Inc. (The)	504,645	53,830,482
Popular Inc.	77,867	3,004,888
Prosperity Bancshares Inc.	86,644	5,192,575
Regions Financial Corp.	1,428,958	15,361,298
ServisFirst Bancshares Inc.	30,010	1,065,955
Simmons First National Corp., Class A	113,978	2,131,389
South State Corp.	28,444	1,645,201
Synovus Financial Corp.	196,650	4,131,616
TCF Financial Corp.	201,677	5,987,790
TowneBank/Portsmouth VA	57,796	1,167,479
Truist Financial Corp.	1,830,241	68,304,594
U.S. Bancorp.	1,682,997	61,429,390
UMB Financial Corp.	29,898	1,520,014
United Community Banks Inc./GA	38,598	816,155
Webster Financial Corp.	123,166	3,479,440
Wells Fargo &Co.	6,197,968	180,050,970
WesBanco Inc.	87,544	2,160,586
Westamerica Bancorp.	22,535	1,419,705
Wintrust Financial Corp.	42,157	1,766,378
Zions Bancorp. N.A.	198,821	6,284,732

		1,070,168,463

Beverages — 3.2%
Brown-Forman Corp., Class A	19,825	1,124,474
Brown-Forman Corp., Class B, NVS	58,140	3,616,308
Coca-Cola Co. (The)	3,015,763	138,393,364
Constellation Brands Inc., Class A	82,862	13,646,543
PepsiCo Inc.	1,047,696	138,599,704

		295,380,393

Biotechnology —2.2%
Amgen Inc.	488,563	116,874,041
Gilead Sciences Inc.	1,103,954	92,732,136

		209,606,177

Building Products — 0.4%
AAON Inc.	8,048	383,407
Advanced Drainage Systems Inc.	12,825	519,925
Allegion PLC	22,804	2,292,714
AO Smith Corp.	84,663	3,588,018
Carrier Global Corp.(a)	563,753	9,984,066
Fortune Brands Home &Security Inc.	62,496	3,012,307
Lennox International Inc.	12,317	2,299,338
Masco Corp.	99,792	4,095,464
Owens Corning	61,137	2,650,900
Simpson Manufacturing Co. Inc.	12,774	921,005
Trane Technologies PLC	121,394	10,612,263

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Universal Forest Products Inc.	18,340	$754,141

		41,113,548

Capital Markets — 3.9%
Ameriprise Financial Inc.	113,556	13,052,127
Bank of New York Mellon Corp. (The)	777,528	29,188,401
BlackRock Inc.(b)	91,925	46,150,027
CME Group Inc.	141,249	25,171,984
Cohen &Steers Inc.	16,687	963,507
Eaton Vance Corp., NVS	132,044	4,846,015
Evercore Inc., Class A	45,730	2,359,668
FactSet Research Systems Inc.	11,036	3,034,900
Franklin Resources Inc.	411,916	7,760,497
Goldman Sachs Group Inc. (The)	236,582	43,393,870
Intercontinental Exchange Inc.	181,478	16,233,207
Legg Mason Inc.	68,159	3,396,363
MarketAxess Holdings Inc.	7,150	3,253,322
Moody’s Corp.	44,052	10,744,283
Morgan Stanley	1,192,057	47,002,808
MSCI Inc.	22,324	7,299,948
Nasdaq Inc.	55,804	6,120,025
Northern Trust Corp.	211,906	16,774,479
Raymond James Financial Inc.	69,516	4,582,495
S&P Global Inc.	69,426	20,333,487
SEI Investments Co.	44,640	2,274,854
State Street Corp.	356,101	22,448,607
T Rowe Price Group Inc.	171,825	19,868,125
TD Ameritrade Holding Corp.	252,616	9,920,230

		366,173,229

Chemicals — 1.8%
Air Products & Chemicals Inc.	125,891	28,398,492
Albemarle Corp.	57,200	3,513,796
Ashland Global Holdings Inc.	30,623	1,889,133
Balchem Corp.	4,764	425,139
Cabot Corp.	68,559	2,323,465
Celanese Corp.	95,384	7,923,549
Eastman Chemical Co.	193,539	11,711,045
Ecolab Inc.	64,477	12,476,299
HB Fuller Co.	26,480	974,199
Innospec Inc.	9,314	675,451
International Flavors & Fragrances Inc.	73,758	9,664,511
Linde PLC	275,819	50,747,938
NewMarket Corp.	3,625	1,491,470
PolyOne Corp.	93,153	2,169,533
PPG Industries Inc.	127,104	11,544,856
Quaker Chemical Corp.	3,635	552,956
RPM International Inc.	75,537	5,016,412
Scotts Miracle-Gro Co. (The)	22,726	2,818,706
Sensient Technologies Corp.	36,708	1,754,275
Sherwin-Williams Co. (The)	21,675	11,625,820
Stepan Co.	7,859	749,749
Valvoline Inc.	128,105	2,202,125
Westlake Chemical Corp.	25,093	1,090,291

		171,739,210

Commercial Services &Supplies — 0.5%
ABM Industries Inc.	43,924	1,514,939
Brady Corp., Class A, NVS	25,777	1,122,331
Cintas Corp.	21,666	4,806,169
Healthcare Services Group Inc.	69,995	1,784,172
Herman Miller Inc.	49,967	1,126,256

Security	Shares	Value

Commercial Services &Supplies (continued)
HNI Corp.	51,934	$1,264,074
KAR Auction Services Inc.	137,092	2,053,638
McGrath RentCorp.	18,110	987,900
Mobile Mini Inc.	49,648	1,418,443
MSA Safety Inc.	14,551	1,637,424
Republic Services Inc.	95,887	7,511,788
Rollins Inc.	45,175	1,807,000
Tetra Tech Inc.	11,364	855,482
Waste Management Inc.	185,611	18,564,812

		46,454,428

Communications Equipment — 2.0%
Cisco Systems Inc.	4,091,030	173,377,851
Motorola Solutions Inc.	69,571	10,005,006

		183,382,857

Construction & Engineering — 0.0%
Comfort Systems USA Inc.	9,340	311,022

Construction Materials — 0.0%
Vulcan Materials Co.	38,727	4,374,989

Consumer Finance — 0.4%
American Express Co.	309,244	28,218,515
Discover Financial Services	265,851	11,423,618
Nelnet Inc., Class A	8,582	413,223

		40,055,356

Containers & Packaging —0.2%
AptarGroup Inc.	24,101	2,580,735
Avery Dennison Corp.	44,156	4,874,381
Packaging Corp. of America	89,962	8,694,827
Silgan Holdings Inc.	31,663	1,092,373
Sonoco Products Co.	92,789	4,531,815

		21,774,131

Distributors — 0.1%
Genuine Parts Co.	134,934	10,697,568
Pool Corp.	10,941	2,315,772

		13,013,340

Diversified Consumer Services — 0.0%
Service Corp. International	70,534	2,591,419

Diversified Telecommunication Services — 2.9%
Verizon Communications Inc.	4,735,634	272,062,173

Electric Utilities — 2.4%
ALLETE Inc.	46,837	2,695,938
Alliant Energy Corp.	181,605	8,816,923
American Electric Power Co. Inc.	393,370	32,692,981
Edison International	390,125	22,904,239
El Paso Electric Co.	23,747	1,614,796
Entergy Corp.	169,315	16,171,276
Evergy Inc.	188,897	11,037,252
Eversource Energy	201,423	16,254,836
IDACORP Inc.	36,519	3,351,714
MGE Energy Inc.	19,331	1,249,942
NextEra Energy Inc.	289,613	66,935,356
OGE Energy Corp.	231,251	7,289,031
Otter Tail Corp.	33,414	1,482,913
Pinnacle West Capital Corp.	100,777	7,758,821
PNM Resources Inc.	54,911	2,223,346
Portland General Electric Co.	65,359	3,058,148

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy Inc.	324,201	$20,606,216

		226,143,728

Electrical Equipment — 0.9%
Eaton Corp. PLC	355,567	29,689,845
Emerson Electric Co.	596,773	34,033,964
Hubbell Inc.	41,534	5,168,076
nVent Electric PLC	148,542	2,770,308
Regal Beloit Corp.	17,481	1,241,326
Rockwell Automation Inc.	75,753	14,353,678

		87,257,197

Electronic Equipment, Instruments &Components — 0.6%
Amphenol Corp., Class A	90,398	7,978,527
Badger Meter Inc.	8,627	509,252
CDW Corp./DE	54,511	6,039,819
Cognex Corp.	24,481	1,352,330
Corning Inc.	746,266	16,425,315
Dolby Laboratories Inc., Class A	24,543	1,473,316
FLIR Systems Inc.	66,665	2,893,261
Littelfuse Inc.	8,696	1,263,007
SYNNEX Corp.	16,667	1,459,363
TE Connectivity Ltd.	215,385	15,822,182

		55,216,372

Entertainment — 1.0%
Activision Blizzard Inc.	122,997	7,838,599
Walt Disney Co. (The)	767,366	82,990,633

		90,829,232

Food &Staples Retailing — 2.0%
Casey’s General Stores Inc.	7,690	1,164,343
Costco Wholesale Corp.	98,653	29,891,859
Kroger Co. (The)	428,926	13,558,351
Sysco Corp.	424,342	23,877,724
Walgreens Boots Alliance Inc.	760,089	32,904,253
Walmart Inc.	670,840	81,540,602

		182,937,132

Food Products — 1.6%
Archer-Daniels-Midland Co.	582,868	21,647,718
Bunge Ltd.	182,351	7,233,864
Flowers Foods Inc.	169,287	3,771,714
Hershey Co. (The)	78,919	10,451,243
Hormel Foods Corp.	156,924	7,351,890
Ingredion Inc.	53,827	4,370,752
J&J Snack Foods Corp.	6,061	769,929
JM Smucker Co. (The)	97,229	11,172,584
Kellogg Co.	234,967	15,390,339
Lancaster Colony Corp.	10,032	1,350,608
McCormick &Co. Inc./MD, NVS	53,113	8,330,243
Mondelez International Inc., Class A	800,278	41,166,300
Tyson Foods Inc., Class A	216,475	13,462,580

		146,469,764

Gas Utilities — 0.4%
Atmos Energy Corp.	68,661	7,001,362
National Fuel Gas Co.	100,633	4,125,953
New Jersey Resources Corp.	92,438	3,122,556
ONE Gas Inc.	35,902	2,861,749
South Jersey Industries Inc.	109,609	3,133,721
Southwest Gas Holdings Inc.	49,633	3,762,181
Spire Inc.	44,567	3,251,608

Security	Shares	Value

Gas Utilities (continued)
UGI Corp.	215,243	$6,496,034

		33,755,164

Health Care Equipment &Supplies — 2.6%
Abbott Laboratories	831,717	76,592,818
Baxter International Inc.	147,255	13,073,299
Becton Dickinson and Co.	93,988	23,734,790
Cantel Medical Corp.	3,875	143,375
Danaher Corp.	79,694	13,026,781
Dentsply Sirona Inc.	53,773	2,282,126
Hill-Rom Holdings Inc.	16,124	1,813,789
Medtronic PLC	799,428	78,048,156
ResMed Inc.	37,102	5,762,683
Steris PLC	22,252	3,170,910
Stryker Corp.	107,575	20,055,207
West Pharmaceutical Services Inc.	8,174	1,547,011

		239,250,945

Health Care Providers &Services — 1.9%
AmerisourceBergen Corp.	76,404	6,850,383
Anthem Inc.	73,577	20,655,271
Cardinal Health Inc.	295,680	14,630,246
Chemed Corp.	1,381	575,283
Encompass Health Corp.	44,393	2,941,036
Ensign Group Inc. (The)	8,297	310,391
Humana Inc.	22,826	8,715,423
McKesson Corp.	56,137	7,929,351
Quest Diagnostics Inc.	72,714	8,006,539
U.S.Physical Therapy Inc.	4,184	315,892
UnitedHealth Group Inc.	376,063	109,987,146

		180,916,961

Hotels, Restaurants & Leisure — 2.5%
Aramark	108,399	2,960,377
Bloomin’ Brands Inc.	151,765	1,828,768
Brinker International Inc.	67,854	1,579,641
Cheesecake Factory Inc. (The)	60,212	1,342,126
Cracker Barrel Old Country Store Inc.	29,406	2,864,144
Darden Restaurants Inc.	157,811	11,644,874
Domino’s Pizza Inc.	8,022	2,903,402
Dunkin’ Brands Group Inc.	49,651	3,120,069
Marriott International Inc./MD, Class A	132,966	12,091,928
Marriott Vacations Worldwide Corp.	25,844	2,145,052
McDonald’s Corp.	510,552	95,759,133
Royal Caribbean Cruises Ltd.	310,280	14,511,796
Starbucks Corp.	723,671	55,527,276
Texas Roadhouse Inc.	47,882	2,254,763
Wendy’s Co. (The)	126,536	2,513,005
Wyndham Destinations Inc.	149,196	3,814,942
Wyndham Hotels & Resorts Inc.	72,116	2,719,494
Yum! Brands Inc.	179,502	15,514,358

		235,095,148

Household Durables — 0.2%
DR Horton Inc.	131,099	6,190,495
Leggett & Platt Inc.	155,658	5,468,266
Whirlpool Corp.	70,506	7,878,340

		19,537,101

Household Products — 3.2%
Church & Dwight Co. Inc.	87,431	6,119,296
Clorox Co. (The)	80,179	14,948,573
Colgate-Palmolive Co.	546,073	38,372,550
Energizer Holdings Inc.	44,586	1,737,070

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	268,729	$37,213,592
Procter &Gamble Co. (The)	1,701,685	200,577,611
WD-40 Co.	5,272	918,804

		299,887,496

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	688,591	9,123,831
Ormat Technologies Inc.	9,154	571,301

		9,695,132

Industrial Conglomerates — 1.7%
3M Co.	586,085	89,038,033
Carlisle Companies Inc.	22,019	2,663,418
Honeywell International Inc.	428,040	60,738,876
Roper Technologies Inc.	17,009	5,800,580

		158,240,907

Insurance — 2.9%
Aflac Inc.	567,427	21,130,981
Allstate Corp. (The)	192,504	19,581,507
American Equity Investment Life Holding Co.	22,202	466,686
American Financial Group Inc./OH	41,560	2,752,934
Aon PLC	56,580	9,769,669
Argo Group International Holdings Ltd.	28,417	1,004,825
Arthur J Gallagher &Co.	86,796	6,813,486
Assurant Inc.	36,298	3,856,300
Assured Guaranty Ltd.	49,885	1,483,081
Axis Capital Holdings Ltd.	73,588	2,693,321
Brown & Brown Inc.	49,070	1,762,104
Chubb Ltd.	264,534	28,572,317
Cincinnati Financial Corp.	97,134	6,391,417
CNO Financial Group Inc.	124,228	1,746,646
Erie Indemnity Co., Class A, NVS	12,804	2,279,880
Everest Re Group Ltd.	28,418	4,920,008
Fidelity National Financial Inc.	246,004	6,654,408
First American Financial Corp.	83,656	3,858,215
Globe Life Inc.	24,023	1,978,054
Hanover Insurance Group Inc. (The)	24,790	2,488,420
Hartford Financial Services Group Inc. (The)	263,623	10,015,038
Horace Mann Educators Corp.	18,631	655,066
Lincoln National Corp.	252,814	8,967,313
Marsh & McLennan Companies Inc.	236,647	23,032,853
MetLife Inc.	1,051,618	37,942,377
Old Republic International Corp.	324,827	5,180,991
Primerica Inc.	17,596	1,828,400
Principal Financial Group Inc.	411,360	14,977,618
Reinsurance Group of America Inc.	46,547	4,872,540
RenaissanceRe Holdings Ltd.	10,138	1,480,249
RLI Corp.	12,283	894,571
Selective Insurance Group Inc.	27,150	1,361,029
Travelers Companies Inc. (The)	191,765	19,408,536
Unum Group	345,572	6,030,231
WR Berkley Corp.	27,740	1,497,960

		268,349,031

Internet & Direct Marketing Retail — 0.1%
Expedia Group Inc.	62,887	4,463,719

IT Services — 2.5%
Accenture PLC, Class A	314,142	58,175,957
Automatic Data Processing Inc.	271,543	39,832,643
Booz Allen Hamilton Holding Corp.	59,660	4,381,430
Broadridge Financial Solutions Inc.	65,163	7,558,908

Security	Shares	Value

IT Services (continued)
CSG Systems International Inc.	19,056	$925,741
Fidelity National Information Services Inc.	165,007	21,762,773
Jack Henry & Associates Inc.	21,311	3,485,414
Mastercard Inc., Class A	134,407	36,957,893
TTEC Holdings Inc.	7,603	296,365
Visa Inc., Class A	303,120	54,173,606
Western Union Co. (The)	394,585	7,524,736

		235,075,466

Leisure Products — 0.2%
Brunswick Corp./DE	48,242	2,302,108
Hasbro Inc.	140,766	10,164,713
Polaris Inc.	51,058	3,621,544

		16,088,365

Machinery — 2.3%
AGCO Corp.	18,928	1,000,155
Barnes Group Inc.	17,676	678,405
Caterpillar Inc.	577,180	67,172,208
Cummins Inc.	145,257	23,749,519
Donaldson Co. Inc.	62,542	2,741,216
Dover Corp.	76,278	7,143,435
Franklin Electric Co. Inc.	13,185	669,798
Graco Inc.	63,260	2,825,192
Hillenbrand Inc.	83,799	1,755,589
IDEX Corp.	28,575	4,389,977
Illinois Tool Works Inc.	201,208	32,696,300
ITT Inc.	28,292	1,491,554
Lincoln Electric Holdings Inc.	43,257	3,482,621
Mueller Water Products Inc., Class A	85,324	809,725
Nordson Corp.	15,142	2,436,499
Oshkosh Corp.	33,994	2,295,615
Otis Worldwide Corp.(a)	281,876	14,350,307
PACCAR Inc.	179,864	12,451,985
Pentair PLC	90,106	3,116,767
Snap-on Inc.	47,051	6,130,275
Stanley Black & Decker Inc.	88,068	9,705,094
Terex Corp.	45,401	689,641
Timken Co. (The)	55,583	2,088,809
Toro Co. (The)	39,319	2,508,945
Trinity Industries Inc.	111,969	2,159,882
Watts Water Technologies Inc., Class A	7,222	595,093
Woodward Inc.	19,559	1,184,493
Xylem Inc./NY	64,799	4,659,048

		214,978,147

Marine — 0.0%
Matson Inc.	33,415	1,010,470

Media — 1.4%
Cable One Inc.	824	1,576,197
Comcast Corp., Class A	2,567,300	96,607,499
Interpublic Group of Companies Inc. (The)	563,074	9,560,996
John Wiley & Sons Inc., Class A	43,631	1,638,344
Nexstar Media Group Inc., Class A	32,355	2,266,144
Omnicom Group Inc.	232,635	13,267,174
Sinclair Broadcast Group Inc., Class A	71,652	1,264,658

		126,181,012

Metals & Mining — 0.3%
Kaiser Aluminum Corp.	13,199	953,364
Nucor Corp.	352,200	14,507,118
Reliance Steel & Aluminum Co.	38,739	3,470,240

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Royal Gold Inc.	21,472	$2,630,964
Steel Dynamics Inc.	248,322	6,026,775
Worthington Industries Inc.	35,428	936,716

		28,525,177

Multi-Utilities — 1.6%
Ameren Corp.	154,090	11,210,048
Black Hills Corp.	48,143	2,981,977
CMS Energy Corp.	187,067	10,679,655
Consolidated Edison Inc.	300,761	23,699,967
DTE Energy Co.	190,596	19,772,429
MDU Resources Group Inc.	161,909	3,636,476
NiSource Inc.	293,981	7,381,863
NorthWestern Corp.	42,056	2,426,211
Public Service Enterprise Group Inc.	498,825	25,295,416
Sempra Energy	226,759	28,084,102
WEC Energy Group Inc.	208,759	18,903,127

		154,071,271

Multiline Retail — 0.5%
Dollar General Corp.	53,054	9,300,366
Target Corp.	323,443	35,494,635

		44,795,001

Oil, Gas &Consumable Fuels — 4.5%
Chevron Corp.	2,999,084	275,915,728
Marathon Petroleum Corp.	1,226,929	39,359,883
Phillips 66	740,272	54,165,702
Valero Energy Corp.	754,918	47,824,055

		417,265,368

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	63,393	11,182,525
Inter Parfums Inc.	11,380	508,572
Nu Skin Enterprises Inc., Class A	99,940	2,919,248

		14,610,345

Pharmaceuticals — 9.7%
Bristol-Myers Squibb Co.	1,905,563	115,877,286
Eli Lilly & Co.	455,765	70,479,500
Johnson & Johnson	1,936,504	290,553,060
Merck & Co. Inc.	2,000,565	158,724,827
Perrigo Co. PLC	67,274	3,585,704
Pfizer Inc.	6,673,320	255,988,555
Zoetis Inc.	74,838	9,677,302

		904,886,234

Professional Services — 0.1%
Exponent Inc.	11,683	821,666
Insperity Inc.	20,530	979,486
ManpowerGroup Inc.	48,086	3,569,905
Robert Half International Inc.	86,875	4,106,581

		9,477,638

Real Estate Management & Development — 0.0%
Jones Lang LaSalle Inc.	7,961	840,522

Road & Rail — 1.1%
CSX Corp.	353,541	23,415,020
JB Hunt Transport Services Inc.	27,140	2,744,397
Landstar System Inc.	7,756	801,272
Union Pacific Corp.	485,697	77,609,524
Werner Enterprises Inc.	13,465	540,216

		105,110,429

Security	Shares	Value

Semiconductors &Semiconductor Equipment — 6.3%
Analog Devices Inc.	246,560	$27,022,976
Broadcom Inc.	535,065	145,334,355
Intel Corp.	2,836,618	170,140,348
KLA Corp.	94,632	15,528,165
Lam Research Corp.	61,593	15,723,461
Microchip Technology Inc.	122,605	10,756,137
MKS Instruments Inc.	12,498	1,252,675
NVIDIA Corp.	40,659	11,883,812
Power Integrations Inc.	6,569	672,337
QUALCOMM Inc.	968,597	76,199,526
Skyworks Solutions Inc.	85,200	8,850,576
Texas Instruments Inc.	806,383	93,596,875
Xilinx Inc.	129,261	11,297,411

		588,258,654

Software — 4.2%
Intuit Inc.	53,972	14,562,185
j2 Global Inc.	26,142	2,108,091
Microsoft Corp.	1,748,581	313,363,201
Oracle Corp.	1,186,887	62,869,405

		392,902,882

Specialty Retail — 2.9%
Best Buy Co. Inc.	177,907	13,650,804
Dick’s Sporting Goods Inc.	60,346	1,773,569
Foot Locker Inc.	166,993	4,280,031
Group 1 Automotive Inc.	8,790	497,426
Home Depot Inc. (The)	711,463	156,400,911
Lithia Motors Inc., Class A	6,909	763,859
Lowe’s Companies Inc.	434,132	45,475,327
Monro Inc.	15,746	873,745
Penske Automotive Group Inc.	36,299	1,306,038
Ross Stores Inc.	95,966	8,767,454
Tiffany & Co.	49,253	6,230,504
TJX Companies Inc. (The)	511,186	25,073,673
Tractor Supply Co.	50,490	5,121,201
Williams-Sonoma Inc.	74,090	4,581,726

		274,796,268

Technology Hardware, Storage & Peripherals — 3.2%
Apple Inc.	958,949	281,739,216
NetApp Inc.	277,040	12,126,041
Xerox Holdings Corp.	171,649	3,139,460

		297,004,717

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s Inc.	28,442	2,224,164
Columbia Sportswear Co.	11,097	808,860
NIKE Inc., Class B	371,138	32,355,811
VF Corp.	255,896	14,867,558

		50,256,393

Thrifts & Mortgage Finance — 0.0%
Provident Financial Services Inc.	87,174	1,250,947
Washington Federal Inc.	67,975	1,817,651
WSFS Financial Corp.	23,164	675,926

		3,744,524

Trading Companies & Distributors — 0.3%
Air Lease Corp.	54,659	1,429,333
Applied Industrial Technologies Inc.	27,578	1,444,812
Fastenal Co.	444,768	16,109,497
GATX Corp.	28,628	1,697,640
MSC Industrial Direct Co. Inc., Class A	65,014	3,877,435

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	23,462	$6,465,658

		31,024,375

Water Utilities — 0.2%
American States Water Co.	14,446	1,146,579
American Water Works Co. Inc.	70,756	8,610,297
California Water Service Group	21,762	977,549
Essential Utilities Inc.	129,906	5,428,772
SJW Group	14,775	879,556

		17,042,753

Wireless Telecommunication Services — 0.0%
Shenandoah Telecommunications Co.	8,298	444,026

Total Common Stocks — 99.6% (Cost: $9,324,385,428)		9,320,245,126

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.18%(b)(c)	23,342,000	23,342,000

Total Short-Term Investments — 0.3% (Cost: $23,342,000)		23,342,000

Total Investments in Securities — 99.9% (Cost: $9,347,727,428)		9,343,587,126

Other Assets, Less Liabilities — 0.1%		12,140,335

Net Assets — 100.0%		$9,355,727,461

(a)	Non-income producing security. (b) Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,714,798	12,627,202	(b)	—	23,342,000	$23,342,000	$286,810	$—		$—
BlackRock Inc.	75,336	56,709		(40,120)	91,925	46,150,027	1,263,298	181,576		1,697,320

						$69,492,027	$1,550,108	$181,576		$1,697,320

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	239	06/19/20	$34,684	$3,394,423

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Core Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,394,423

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(3,200,030)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,959,265

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$27,767,709

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,320,245,126	$—	$—	$9,320,245,126
Money Market Funds	23,342,000	—	—	23,342,000

	$9,343,587,126	$—	$—	$9,343,587,126

Derivative financial instruments(a)
Assets
Futures Contracts	$3,394,423	$—	$—	$3,394,423

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments April 30, 2020	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.	166,675	$11,817,257

Auto Components — 0.1%
Autoliv Inc.	122,885	7,375,558

Banks — 3.8%
Bank of Hawaii Corp.	69,234	4,720,374
Huntington Bancshares Inc./OH	2,621,394	24,221,681
NBT Bancorp. Inc.	53,223	1,763,278
Truist Financial Corp.	2,782,401	103,839,205
U.S. Bancorp	2,558,443	93,383,169

		227,927,707

Beverages — 7.0%
Coca-Cola Co. (The)	4,584,790	210,396,013
PepsiCo Inc.	1,592,817	210,713,761

		421,109,774

Biotechnology —2.9%
Amgen Inc.	742,719	177,673,239

Capital Markets — 1.8%
BlackRock Inc.(a)	140,144	70,357,894
Eaton Vance Corp., NVS	202,099	7,417,033
Evercore Inc., Class A	69,814	3,602,403
Franklin Resources Inc.	620,349	11,687,375
Janus Henderson Group PLC	516,688	9,248,715
Moelis &Co., Class A	144,392	4,312,989

		106,626,409

Chemicals — 0.0%
Sensient Technologies Corp.	56,463	2,698,367

Communications Equipment — 4.4%
Cisco Systems Inc.	6,219,405	263,578,384

Containers & Packaging — 0.5%
Amcor PLC	3,618,892	32,461,461

Distributors — 0.3%
Genuine Parts Co.	204,315	16,198,093

Diversified Telecommunication Services — 15.3%
AT&T Inc.	16,586,075	505,377,705
Cogent Communications Holdings Inc.	50,318	4,218,158
Verizon Communications Inc.	7,199,233	413,595,936

		923,191,799

Electric Utilities — 5.2%
Alliant Energy Corp.	274,037	13,304,496
American Electric Power Co. Inc.	598,091	49,707,343
Avangrid Inc.	80,916	3,479,388
Duke Energy Corp.	1,175,699	99,534,677
Entergy Corp.	257,009	24,546,930
Evergy Inc.	285,482	16,680,713
Hawaiian Electric Industries Inc.	134,591	5,312,307
Portland General Electric Co.	98,082	4,589,257
Southern Co. (The)	1,734,424	98,393,874

		315,548,985

Electrical Equipment — 1.6%
Eaton Corp. PLC	539,900	45,081,650
Emerson Electric Co.	906,566	51,701,459

		96,783,109

Security	Shares	Value

Energy Equipment &Services — 2.3%
Halliburton Co.	3,131,698	$32,882,829
Schlumberger Ltd.	6,180,872	103,962,267

		136,845,096

Food Products — 0.9%
General Mills Inc.	869,320	52,063,575

Gas Utilities — 0.1%
National Fuel Gas Co.	153,266	6,283,906

Hotels, Restaurants & Leisure — 0.7%
Cracker Barrel Old Country Store Inc.	45,116	4,394,299
Las Vegas Sands Corp.	830,413	39,876,432

		44,270,731

Household Products — 1.3%
Clorox Co. (The)	121,353	22,625,053
Kimberly-Clark Corp.	408,449	56,562,018

		79,187,071

Insurance — 0.3%
Fidelity National Financial Inc.	375,328	10,152,623
First American Financial Corp.	129,019	5,950,356

		16,102,979

IT Services — 0.5%
Paychex Inc.	410,454	28,124,308

Machinery —0.7%
Cummins Inc.	220,959	36,126,796
Snap-on Inc.	71,672	9,338,145

		45,464,941

Media — 0.3%
Omnicom Group Inc.	351,525	20,047,471

Multi-Utilities — 3.3%
Avista Corp.	89,587	3,855,824
Dominion Energy Inc.	1,520,885	117,305,860
MDU Resources Group Inc.	242,680	5,450,593
NorthWestern Corp.	64,948	3,746,850
Public Service Enterprise Group Inc.	756,678	38,371,141
WEC Energy Group Inc.	317,734	28,770,814

		197,501,082

Oil, Gas &Consumable Fuels — 25.0%
Chevron Corp.	4,559,195	419,445,940
ConocoPhillips	2,196,593	92,476,565
Exxon Mobil Corp.	13,608,242	632,375,006
HollyFrontier Corp.	362,105	11,963,949
Marathon Petroleum Corp.	1,863,735	59,788,619
ONEOK Inc.	1,667,804	49,917,374
Phillips 66	1,125,388	82,344,640
Valero Energy Corp.	1,147,664	72,704,514
Williams Companies Inc. (The)	4,461,827	86,425,589

		1,507,442,196

Pharmaceuticals — 17.8%
Johnson & Johnson	2,944,044	441,724,362
Merck & Co. Inc.	3,041,291	241,296,028
Pfizer Inc.	10,145,015	389,162,775

		1,072,183,165

Real Estate Management & Development — 0.0%
Kennedy-Wilson Holdings Inc.	254,527	3,601,557

Semiconductors &Semiconductor Equipment — 2.7%
Maxim Integrated Products Inc.	405,163	22,275,862

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	1,225,947	$142,295,668

		164,571,530

Specialty Retail — 0.1%
Williams-Sonoma Inc.	112,652	6,966,400

Thrifts & Mortgage Finance — 0.1%
TFS Financial Corp.	115,622	1,578,240
Washington Federal Inc.	106,052	2,835,831

		4,414,071

Trading Companies & Distributors — 0.6%
Fastenal Co.	675,731	24,474,977
MSC Industrial Direct Co. Inc., Class A	97,587	5,820,089
Watsco Inc.	48,832	7,861,463

		38,156,529

Total Common Stocks — 99.8% (Cost: $6,449,273,741)		6,026,216,750

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.18%(a)(b)	20,280,000	$20,280,000

Total Short-Term Investments — 0.4% (Cost: $20,280,000)		20,280,000

Total Investments in Securities — 100.2% (Cost: $6,469,553,741)		6,046,496,750

Other Assets, Less Liabilities — (0.2)%		(9,698,954)

Net Assets — 100.0%		$6,036,797,796

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	15,347,182	4,932,818	(b)	—	20,280,000	$20,280,000	$233,970	$—		$—
BlackRock Inc.	—	207,896		(67,752)	140,144	70,357,894	1,163,835	225,569		8,040,566

						$90,637,894	$1,397,805	$225,569		$8,040,566

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	70	06/19/20	$10,158	$1,522,833

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,522,833

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	iShares® Core High Dividend ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(2,089,387)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$808,348

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,092,199

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$6,026,216,750	$—	$—	$6,026,216,750
Money Market Funds	20,280,000	—	—	20,280,000

	$6,046,496,750	$—	$—	$6,046,496,750

Derivative financial instruments(a)
Assets
Futures Contracts	$1,522,833	$—	$—	$1,522,833

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 15.2%
APA Group	2,558,386	$18,290,732
AusNet Services	3,007,918	3,692,407
Australia & New Zealand Banking Group Ltd.	3,163,147	34,998,422
Bendigo & Adelaide Bank Ltd.	3,907,561	16,731,154
Commonwealth Bank of Australia	3,166,401	129,959,061
CSR Ltd.	4,227,649	10,324,051
Fortescue Metals Group Ltd.	2,574,367	20,157,841
Harvey Norman Holdings Ltd.	4,447,730	8,095,163
National Australia Bank Ltd.	4,272,053	47,435,650
Perpetual Ltd.(a)	3,594,302	70,831,011
Suncorp Group Ltd.	2,553,364	15,362,809
Sydney Airport	2,871,513	11,843,872
Tabcorp Holdings Ltd.	2,538,322	5,351,123
Wesfarmers Ltd.	3,541,675	87,393,116
Westpac Banking Corp.	3,787,978	40,374,228

		520,840,640

Austria — 1.2%
Oesterreichische Post AG	1,104,098	41,600,552

Belgium — 1.2%
Proximus SADP	1,865,277	39,777,942

Canada — 4.8%
Bank of Nova Scotia (The)	871,510	35,012,245
Canadian Imperial Bank of Commerce	903,343	53,643,206
Emera Inc.	905,205	36,111,746
IGM Financial Inc.	1,202,835	25,529,771
Russel Metals Inc.	1,140,377	12,381,212

		162,678,180

Denmark — 0.9%
Danske Bank A/S(b)	2,471,275	29,318,644

Finland — 6.3%
Elisa OYJ	686,906	41,711,284
Fortum OYJ	843,806	14,001,942
Nokian Renkaat OYJ	741,603	15,867,844
Nordea Bank Abp	13,928,419	90,182,777
Sampo OYJ, Class A	1,010,016	33,453,616
UPM-Kymmene OYJ	717,679	19,856,222

		215,073,685

France — 5.1%
BNP Paribas SA	1,546,542	48,573,363
Bouygues SA	1,195,631	36,812,138
Natixis SA	1,401,852	3,318,104
Orange SA	1,209,997	14,757,322
Societe Generale SA	1,855,879	28,986,929
TOTAL SA	1,153,544	41,505,205

		173,953,061

Germany — 5.4%
Aareal Bank AG(a)	2,992,867	48,909,055
Freenet AG	3,511,082	66,549,624
ProSiebenSat.1 Media SE	3,028,945	30,342,797
RTL Group SA	892,420	29,754,110
TUIAG	2,684,754	10,718,007

		186,273,593

Hong Kong — 2.2%
PCCW Ltd.	8,695,000	5,200,782

Security	Shares	Value

Hong Kong (continued)
VTech Holdings Ltd.	9,632,800	$70,899,388

		76,100,170

Italy — 9.5%
Azimut Holding SpA(a)	7,198,899	122,413,895
Banca Mediolanum SpA	6,439,527	39,286,396
Enel SpA	4,801,824	32,797,850
Eni SpA	5,491,234	52,410,769
Intesa Sanpaolo SpA	9,050,588	14,106,352
Italgas SpA	4,424,025	24,736,961
Snam SpA	5,333,966	23,883,291
UnipolSai Assicurazioni SpA	6,528,040	16,044,962

		325,680,476

Netherlands — 4.3%
ABN AMRO Bank NV, CVA(c)	2,727,253	20,910,119
Aegon NV	2,438,280	6,276,022
BE Semiconductor Industries NV	2,923,710	120,279,857

		147,465,998

New Zealand — 2.4%
SKYCITY Entertainment Group Ltd.	18,153,702	29,791,802
Spark New Zealand Ltd.	19,542,931	53,533,127

		83,324,929

Norway — 1.0%
Equinor ASA	993,872	13,950,804
Mowi ASA	1,180,239	20,268,206

		34,219,010

Portugal — 1.5%
EDP — Energias de Portugal SA	12,073,479	50,912,707

Spain — 4.5%
Enagas SA	2,480,522	57,843,128
Mapfre SA	2,625,744	4,805,758
Naturgy Energy Group SA	2,351,102	41,485,854
Red Electrica Corp. SA	2,183,163	38,391,007
Telefonica SA	2,285,787	10,465,141

		152,990,888

Sweden — 4.4%
JM AB	3,338,238	61,981,884
Skandinaviska Enskilda Banken AB, Class A	3,411,065	28,057,679
Swedbank AB, Class A	4,320,703	51,031,647
Telia Co. AB	3,101,221	10,716,091

		151,787,301

Switzerland — 4.6%
Swiss Prime Site AG, Registered	139,656	13,268,876
Swiss Re AG	174,776	12,614,512
Swisscom AG, Registered	145,922	75,867,647
Zurich Insurance Group AG	176,603	56,229,707

		157,980,742

United Kingdom — 24.0%
Aviva PLC	4,748,319	14,482,115
BP PLC	4,240,781	16,748,068
British American Tobacco PLC	4,883,626	189,757,706
BT Group PLC	5,081,965	7,438,967
Centamin PLC	3,229,682	6,348,957
Galliford Try Holdings PLC(a)	6,901,498	13,165,757
GlaxoSmithKline PLC	3,892,309	81,547,895
HSBC Holdings PLC	4,507,703	23,311,754
IG Group Holdings PLC	5,811,732	55,309,615
Legal &General Group PLC	4,159,894	10,735,535

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	4,034,680	$47,522,445
Phoenix Group Holdings PLC	4,917,660	37,279,389
Royal Dutch Shell PLC, Class A	4,514,616	75,452,304
SSE PLC	5,939,360	93,645,190
Standard Life Aberdeen PLC	7,233,885	20,174,192
United Utilities Group PLC	3,466,768	39,451,490
Vistry Group PLC	3,733,272	38,048,436
Vodafone Group PLC	7,046,541	9,967,181
WPP PLC	5,020,166	39,335,560

		819,722,556

Total Common Stocks — 98.5% (Cost: $4,449,170,328)		3,369,701,074

Preferred Stocks

Germany — 0.6%
Schaeffler AG, Preference Shares, NVS	2,993,076	20,407,515

Total Preferred Stocks — 0.6% (Cost: $25,629,183)		20,407,515

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.18%(a)(d)	1,290,000	$1,290,000

Total Short-Term Investments — 0.0% (Cost: $1,290,000)		1,290,000

Total Investments in Securities — 99.1% (Cost: $4,476,089,511)		3,391,398,589

Other Assets, Less Liabilities — 0.9%		29,724,829

Net Assets — 100.0%		$3,421,123,418

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Aareal Bank AG	2,732,221	656,030	(395,384)		2,992,867	$48,909,055	$6,448,280		$(6,128,475)	$(62,256,105)
Azimut Holding SpA	6,688,176	1,874,522	(1,363,799)		7,198,899	122,413,895	9,050,433		(3,735,554)	472,030
BlackRock Cash Funds: Institutional, SL Agency Shares	7,909,307	—	(7,909,307	)(b)	—	—	279,611	(c)	7,243	(2,345)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,573,349	—	(283,349	)(b)	1,290,000	1,290,000	55,280		—	—
Galliford Try Holdings PLC	6,404,916	1,704,198	(1,207,616)		6,901,498	13,165,757	—		(3,003,005)	(32,939,757)
JMAB(d)(e)	3,104,799	850,010	(616,571)		3,338,238	N/A	2,097,165		(1,121,328)	—
Perpetual Ltd.	3,344,541	863,590	(613,829)		3,594,302	70,831,011	5,570,730		(3,485,444)	(32,322,241)

						$256,609,718	$23,501,499		$(17,466,563)	$(127,048,418)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	The Fund held less than 5% at the beginning of the year.
(e)	The Fund held less than 5% at the end of the year.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	80	06/18/20	$7,254	$600,210
Euro STOXX 50 Index	422	06/19/20	13,344	715,937
FTSE 100 Index	130	06/19/20	9,650	492,578

				$1,808,725

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® International Select Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,808,725

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(3,981,004)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$918,643

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,768,991

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,293,600,904	$76,100,170	$—	$3,369,701,074
Preferred Stocks	20,407,515	—	—	20,407,515
Money Market Funds	1,290,000	—	—	1,290,000

	$3,315,298,419	$76,100,170	$—	$3,391,398,589

Derivative financial instruments(a)
Assets
Futures Contracts	$1,808,725	$—	$—	$1,808,725

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments April 30, 2020	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Lockheed Martin Corp.	509,170	$198,097,680

Automobiles — 1.5%
General Motors Co.	5,406,387	120,508,366
Harley-Davidson Inc.	3,258,667	71,136,701

		191,645,067

Banks — 6.3%
Bank of Hawaii Corp.	865,222	58,990,836
FNB Corp.	6,877,535	55,639,258
Huntington Bancshares Inc./OH	15,041,155	138,980,272
KeyCorp	12,357,559	143,965,562
PacWest Bancorp	2,549,376	51,599,370
People’s United Financial Inc.	7,930,081	100,632,728
Truist Financial Corp.	3,410,867	127,293,557
Trustmark Corp.	1,401,490	37,293,649
United Bankshares Inc./WV	2,161,073	64,745,747
Valley National Bancorp	6,882,028	57,533,754

		836,674,733

Beverages — 1.5%
Coca-Cola Co. (The)	4,216,183	193,480,638

Capital Markets — 1.9%
Federated Hermes Inc.	1,959,795	44,624,532
Invesco Ltd.	8,524,128	73,477,983
Janus Henderson Group PLC	3,497,251	62,600,793
Lazard Ltd., Class A	2,739,887	75,346,893

		256,050,201

Chemicals — 3.0%
CF Industries Holdings Inc.	3,743,343	102,941,932
Huntsman Corp.	4,513,310	75,868,741
LyondellBasell Industries NV, Class A	2,845,445	164,893,538
Olin Corp.	3,650,053	48,728,208

		392,432,419

Containers & Packaging — 4.7%
International Paper Co.	5,154,906	176,555,530
Packaging Corp. of America	1,812,320	175,160,728
Sonoco Products Co.	2,040,001	99,633,649
Westrock Co.	5,148,816	165,740,387

		617,090,294

Distributors — 0.8%
Genuine Parts Co.	1,412,366	111,972,377

Diversified Consumer Services — 0.5%
H&R Block Inc.	4,342,019	72,294,616

Diversified Telecommunication Services — 6.3%
AT&T Inc.	11,941,076	363,844,586
CenturyLink Inc.	22,334,896	237,196,595
Verizon Communications Inc.	4,129,217	237,223,517

		838,264,698

Electric Utilities — 17.1%
Alliant Energy Corp.	3,652,817	177,344,265
American Electric Power Co. Inc.	2,206,908	183,416,124
Edison International	3,598,574	211,272,280
Entergy Corp.	2,299,759	219,649,982
Eversource Energy	2,410,024	194,488,937
Exelon Corp.	3,345,965	124,068,382
FirstEnergy Corp.	4,974,197	205,285,110

Security	Shares	Value

Electric Utilities (continued)
IDACORP Inc.	1,034,233	$94,921,905
NextEra Energy Inc.	771,100	178,216,632
OGE Energy Corp.	4,166,113	131,315,882
Pinnacle West Capital Corp.	1,842,062	141,820,353
PPL Corp.	8,606,751	218,783,610
Xcel Energy Inc.	2,910,725	185,005,681

		2,265,589,143

Electrical Equipment — 2.5%
Eaton Corp. PLC	2,388,234	199,417,539
Emerson Electric Co.	2,306,834	131,558,743

		330,976,282

Energy Equipment & Services — 0.3%
Helmerich & Payne Inc.	2,245,663	44,396,758

Food Products — 2.2%
General Mills Inc.	4,824,305	288,927,626

Gas Utilities — 0.5%
New Jersey Resources Corp.	1,809,433	61,122,647

Hotels, Restaurants & Leisure — 1.1%
McDonald’s Corp.	752,922	141,218,050

Household Durables — 2.7%
Garmin Ltd.	1,642,072	133,270,564
Leggett & Platt Inc.	2,706,548	95,081,031
Newell Brands Inc.	9,144,077	126,919,789

		355,271,384

Household Products — 1.7%
Kimberly-Clark Corp.	1,648,972	228,349,643

Insurance — 3.9%
Cincinnati Financial Corp.	1,652,922	108,762,267
Old Republic International Corp.	5,941,215	94,762,379
Principal Financial Group Inc.	4,373,292	159,231,562
Prudential Financial Inc.	2,372,899	147,997,711

		510,753,919

IT Services — 3.0%
International Business Machines Corp.	1,802,309	226,297,918
Western Union Co. (The)	8,978,989	171,229,320

		397,527,238

Machinery — 0.9%
Caterpillar Inc.	1,008,764	117,399,954

Media — 1.0%
Interpublic Group of Companies Inc. (The)	7,973,748	135,394,241

Multi-Utilities — 11.7%
Avista Corp.	1,364,263	58,717,880
Black Hills Corp.	1,093,955	67,759,573
CenterPoint Energy Inc.	6,883,398	117,224,268
CMS Energy Corp.	2,826,653	161,373,620
Dominion Energy Inc.	3,547,155	273,592,065
DTE Energy Co.	1,357,433	140,820,099
NiSource Inc.	5,948,050	149,355,536
NorthWestern Corp.	1,025,918	59,185,209
Public Service Enterprise Group Inc.	2,934,224	148,794,499
Sempra Energy	1,442,373	178,637,896
WEC Energy Group Inc.	2,195,826	198,832,044

		1,554,292,689

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 2.1%
Target Corp.	2,488,586	$273,097,428

Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	1,749,810	160,982,520
Exxon Mobil Corp.	2,842,714	132,100,920
HollyFrontier Corp.	2,768,381	91,467,308
Occidental Petroleum Corp.	3,869,432	64,232,571
ONEOK Inc.	4,442,788	132,972,645
Valero Energy Corp.	2,946,338	186,650,512

		768,406,476

Paper & Forest Products — 0.2%
Domtar Corp.	1,299,866	30,364,870

Personal Products — 0.3%
Nu Skin Enterprises Inc., Class A	1,185,416	34,626,001

Pharmaceuticals — 2.3%
Merck & Co. Inc.	1,819,718	144,376,426
Pfizer Inc.	4,309,124	165,297,997

		309,674,423

Semiconductors & Semiconductor Equipment — 3.8%
Intel Corp.	2,439,896	146,344,962
QUALCOMM Inc.	4,602,841	362,105,502

		508,450,464

Technology Hardware, Storage & Peripherals — 3.6%
Seagate Technology PLC	5,395,671	269,513,766
Western Digital Corp.	4,486,950	206,758,656

		476,272,422

Security	Shares	Value

Thrifts & Mortgage Finance — 0.8%
New York Community Bancorp. Inc.	10,199,048	$110,761,661

Tobacco — 3.6%
Altria Group Inc.	6,064,591	238,035,197
Philip Morris International Inc.	3,272,962	244,162,965

		482,198,162

Trading Companies & Distributors — 0.8%
Watsco Inc.	662,031	106,580,371

Total Common Stocks — 99.9% (Cost: $14,568,027,779)		13,239,654,575

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.18%(a)(b)	51,930,000	51,930,000

Total Short-Term Investments — 0.4% (Cost: $51,930,000)		51,930,000

Total Investments in Securities — 100.3% (Cost: $14,619,957,779)		13,291,584,575

Other Assets, Less Liabilities — (0.3)%		(34,561,345)

Net Assets — 100.0%		$13,257,023,230

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	51,657,220	272,780	51,930,000	$51,930,000	$564,692	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	180	06/19/20	$26,122	$1,824,573

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	iShares® Select Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,824,573

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(3,051,689)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,080,050

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,128,333

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$13,239,654,575	$—	$—	$13,239,654,575
Money Market Funds	51,930,000	—	—	51,930,000

	$13,291,584,575	$—	$—	$13,291,584,575

Derivative financial instruments(a)
Assets
Futures Contracts	$1,824,573	$—	$—	$1,824,573

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Boeing Co. (The)	1,119	$157,801
General Dynamics Corp.	253	33,047
Huntington Ingalls Industries Inc.	70	13,399
L3Harris Technologies Inc.	91	17,627
Lockheed Martin Corp.	207	80,535
Northrop Grumman Corp.	118	39,019
Raytheon Technologies Corp.	516	33,442
Spirit AeroSystems Holdings Inc., Class A	268	5,939
Textron Inc.	817	21,536

		402,345

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	197	13,967
Expeditors International of Washington Inc.	166	11,886
FedEx Corp.	284	36,003
United Parcel Service Inc., Class B	848	80,272

		142,128

Airlines — 0.4%
American Airlines Group Inc.	1,320	15,853
Delta Air Lines Inc.	1,249	32,362
Southwest Airlines Co.	1,073	33,531
United Airlines Holdings Inc.(a)	532	15,737

		97,483

Auto Components — 0.2%
Aptiv PLC	218	15,162
Gentex Corp.	491	11,902
Lear Corp.	148	14,452

		41,516

Automobiles — 0.3%
Ford Motor Co.	9,151	46,579
General Motors Co	603	13,441
Harley-Davidson Inc.	534	11,657

		71,677

Banks — 11.7%
Bank of America Corp.	25,435	611,712
CIT Group Inc.	1,007	19,113
Citigroup Inc.	8,527	414,071
Citizens Financial Group Inc.	1,590	35,600
Comerica Inc.	961	33,500
Fifth Third Bancorp	2,800	52,332
Huntington Bancshares Inc./OH	3,006	27,775
JPMorgan Chase & Co.	7,253	694,547
KeyCorp	2,861	33,331
M&T Bank Corp.	445	49,876
PacWest Bancorp	445	9,007
PNC Financial Services Group Inc. (The)	1,036	110,510
Regions Financial Corp.	4,340	46,655
Truist Financial Corp.	1,990	74,267
U.S. Bancorp	3,237	118,151
Wells Fargo & Co.	18,267	530,656
Zions Bancorp. N.A	781	24,687

		2,885,790

Beverages — 1.3%
Coca-Cola Co. (The)	2,616	120,048
Constellation Brands Inc., Class A	108	17,787
Monster Beverage Corp.(a)	236	14,587
PepsiCo Inc.	1,279	169,199

		321,621

Security	Shares	Value

Biotechnology — 3.7%
AbbVie Inc.	3,217	$264,438
Amgen Inc.	1,747	417,917
Biogen Inc.(a)	370	109,827
Gilead Sciences Inc.	1,520	127,680

		919,862

Building Products — 0.5%
Fortune Brands Home & Security Inc.	200	9,640
Johnson Controls International PLC	2,535	73,794
Masco Corp.	494	20,274
Trane Technologies PLC	266	23,253

		126,961

Capital Markets — 3.6%
Ameriprise Financial Inc.	438	50,344
Bank of New York Mellon Corp. (The)	2,483	93,212
BlackRock Inc.(b)	152	76,310
Charles Schwab Corp. (The)	1,461	55,109
CME Group Inc.	118	21,029
E*TRADE Financial Corp.	716	29,077
Franklin Resources Inc.	975	18,369
Goldman Sachs Group Inc. (The)	661	121,240
Intercontinental Exchange Inc.	497	44,457
Invesco Ltd.	1,262	10,878
Moody’s Corp.	85	20,731
Morgan Stanley	3,493	137,729
MSCI Inc.	68	22,236
Nasdaq Inc.	91	9,980
Northern Trust Corp.	467	36,968
S&P Global Inc.	180	52,718
State Street Corp.	477	30,070
T Rowe Price Group Inc.	324	37,464
TD Ameritrade Holding Corp.	418	16,415

		884,336

Chemicals — 1.7%
Air Products & Chemicals Inc.	105	23,686
Albemarle Corp.	125	7,679
Celanese Corp.	318	26,416
Chemours Co. (The)	1,300	15,249
DuPont de Nemours Inc.	2,446	115,011
Eastman Chemical Co.	314	19,000
Ecolab Inc.	99	19,156
Linde PLC	414	76,172
LyondellBasell Industries NV, Class A	1,276	73,944
PPG Industries Inc.	320	29,066
Sherwin-Williams Co. (The)	42	22,528

		427,907

Commercial Services & Supplies — 0.2%
Cintas Corp.	69	15,306
Republic Services Inc.	161	12,613
Waste Management Inc.	266	26,605

		54,524

Communications Equipment — 2.5%
Cisco Systems Inc.	13,407	568,189
F5 Networks Inc.(a)	64	8,913
Juniper Networks Inc.	894	19,310
Motorola Solutions Inc.	64	9,204

		605,616

Consumer Finance — 1.0%
Ally Financial Inc.	1,295	21,225

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
American Express Co.	814	$74,277
Capital One Financial Corp.	727	47,081
Discover Financial Services	979	42,068
Navient Corp.	937	7,140
Synchrony Financial	2,642	52,285

		244,076

Containers & Packaging — 0.3%
Ball Corp.	313	20,530
International Paper Co.	943	32,298
Sealed Air Corp.	365	10,435
Westrock Co.	476	15,322

		78,585

Distributors — 0.0%
Genuine Parts Co.	133	10,544

Diversified Financial Services — 0.4%
Berkshire Hathaway Inc., Class B(a)	271	50,774
Equitable Holdings Inc.	1,558	28,543
Voya Financial Inc.	529	23,895

		103,212

Diversified Telecommunication Services — 2.2%
AT&T Inc.	9,753	297,174
CenturyLink Inc.	2,016	21,410
Verizon Communications Inc.	3,917	225,031

		543,615

Electric Utilities — 1.0%
American Electric Power Co. Inc.	305	25,349
Avangrid Inc.	42	1,806
Duke Energy Corp.	383	32,425
Evergy Inc.	701	40,959
Eversource Energy	66	5,326
Exelon Corp.	763	28,292
NextEra Energy Inc.	126	29,121
NRG Energy Inc.	1,013	33,966
PPL Corp.	191	4,855
Southern Co. (The)	597	33,868
Xcel Energy Inc.	163	10,360

		246,327

Electrical Equipment — 0.6%
Eaton Corp. PLC	586	48,931
Emerson Electric Co.	877	50,015
Rockwell Automation Inc.	222	42,065

		141,011

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	267	23,565
Avnet Inc.	423	12,699
CDW Corp./DE	163	18,060
Corning Inc.	2,035	44,790
Jabil Inc.	326	9,272
TE Connectivity Ltd.	461	33,865

		142,251

Energy Equipment & Services — 0.5%
Baker Hughes Co.	3,078	42,938
Halliburton Co.	1,983	20,821
Schlumberger Ltd.	3,802	63,950

		127,709

Entertainment — 0.5%
Electronic Arts Inc.(a)	225	25,708

Security	Shares	Value

Entertainment (continued)
Walt Disney Co. (The)	872	$94,307

		120,015

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	184	43,792
AvalonBay Communities Inc.	68	11,081
Boston Properties Inc.	95	9,232
Colony Capital Inc.	2,915	6,734
Digital Realty Trust Inc.	124	18,537
Equity Residential	226	14,703
Essex Property Trust Inc.	41	10,008
Healthpeak Properties Inc.	542	14,168
Host Hotels & Resorts Inc.	1,490	18,342
Macerich Co. (The)	461	3,444
Park Hotels & Resorts Inc.	1,126	10,708
Prologis Inc.	452	40,332
Public Storage	114	21,141
SBA Communications Corp.	55	15,946
Simon Property Group Inc.	623	41,598
SL Green Realty Corp.	312	16,551
Ventas Inc.	397	12,843
VEREIT Inc.	307	1,682
Vornado Realty Trust	192	8,413
Weyerhaeuser Co.	1,163	25,435
WP Carey Inc.	88	5,789

		350,479

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	101	30,603
Kroger Co. (The)	1,022	32,305
Sysco Corp.	683	38,432
Walgreens Boots Alliance Inc.	2,478	107,273
Walmart Inc.	1,281	155,706

		364,319

Food Products — 0.7%
Archer-Daniels-Midland Co.	546	20,279
Campbell Soup Co.	99	4,948
Conagra Brands Inc.	152	5,083
Hershey Co. (The)	119	15,759
Hormel Foods Corp.	153	7,168
Kellogg Co.	234	15,327
Kraft Heinz Co. (The)	895	27,145
Mondelez International Inc., Class A	1,349	69,393
Tyson Foods Inc., Class A	286	17,786

		182,888

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	764	70,357
Baxter International Inc.	457	40,572
Becton Dickinson and Co.	54	13,636
Medtronic PLC	960	93,725
Stryker Corp.	116	21,626

		239,916

Health Care Providers & Services — 2.0%
AmerisourceBergen Corp.	190	17,035
Anthem Inc.	141	39,583
Cardinal Health Inc.	543	26,868
Cigna Corp.(a)	118	23,102
CVS Health Corp.	905	55,703
DaVita Inc.(a)	355	28,048
HCA Healthcare Inc.	269	29,558
Humana Inc.	89	33,982

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
McKesson Corp.	374	$52,827
Quest Diagnostics Inc.	134	14,755
UnitedHealth Group Inc.	612	178,992

		500,453

Hotels, Restaurants & Leisure — 2.8%
Carnival Corp.	1,582	25,154
Darden Restaurants Inc.	195	14,389
Domino’s Pizza Inc.	48	17,373
Hilton Worldwide Holdings Inc.	474	35,887
Hyatt Hotels Corp., Class A	247	13,896
Las Vegas Sands Corp.	613	29,436
Marriott International Inc./MD, Class A	562	51,108
McDonald’s Corp.	987	185,122
Royal Caribbean Cruises Ltd.	375	17,539
Six Flags Entertainment Corp.	346	6,923
Starbucks Corp.	3,110	238,630
Wyndham Destinations Inc.	369	9,435
Yum! Brands Inc.	560	48,401

		693,293

Household Durables — 0.3%
Newell Brands Inc.	2,335	32,410
NVR Inc.(a)	5	15,500
PulteGroup Inc.	233	6,587
Toll Brothers Inc.	215	5,164
Whirlpool Corp.	181	20,225

		79,886

Household Products — 1.9%
Clorox Co. (The)	133	24,796
Colgate-Palmolive Co.	833	58,535
Kimberly-Clark Corp.	352	48,745
Procter & Gamble Co. (The)	2,779	327,561

		459,637

Industrial Conglomerates — 1.1%
3M Co.	862	130,955
General Electric Co.	901	6,127
Honeywell International Inc.	872	123,737

		260,819

Insurance — 2.5%
Aflac Inc.	1,276	47,518
Allstate Corp. (The)	617	62,761
American International Group Inc.	1,303	33,135
Aon PLC	246	42,477
Assured Guaranty Ltd.	330	9,811
Chubb Ltd.	427	46,120
Hartford Financial Services Group Inc. (The)	254	9,650
Lincoln National Corp.	682	24,191
Loews Corp.	863	29,912
Marsh & McLennan Companies Inc.	292	28,420
MetLife Inc.	2,585	93,267
Principal Financial Group Inc.	570	20,754
Progressive Corp. (The)	89	6,880
Prudential Financial Inc.	1,341	83,638
Travelers Companies Inc. (The)	429	43,419
Unum Group	741	12,930
White Mountains Insurance Group Ltd.	6	5,838
Willis Towers Watson PLC	76	13,550

		614,271

Security	Shares	Value

Interactive Media & Services — 2.1%
Alphabet Inc., Class A(a)	109	$146,791
Alphabet Inc., Class C, NVS(a)	108	145,655
Facebook Inc., Class A(a)	1,069	218,835

		511,281

Internet & Direct Marketing Retail — 1.3%
Booking Holdings Inc.(a)	105	155,460
eBay Inc.	2,933	116,821
Expedia Group Inc.	277	19,662
Qurate Retail Inc., Series A(a)	2,963	23,867

		315,810

IT Services — 4.1%
Accenture PLC, Class A	509	94,262
Akamai Technologies Inc.(a)	133	12,995
Alliance Data Systems Corp.	310	15,522
Automatic Data Processing Inc.	357	52,368
Cognizant Technology Solutions Corp., Class A	886	51,406
DXC Technology Co.	1,668	30,241
Fidelity National Information Services Inc.	275	36,270
Fiserv Inc.(a)	200	20,612
FleetCor Technologies Inc.(a)	68	16,405
International Business Machines Corp.	1,601	201,021
Leidos Holdings Inc.	127	12,549
Mastercard Inc., Class A	499	137,210
Paychex Inc.	262	17,952
PayPal Holdings Inc.(a)	476	58,548
VeriSign Inc.(a)	76	15,921
Visa Inc., Class A	1,244	222,328
Western Union Co. (The)	804	15,332

		1,010,942

Leisure Products — 0.0%
Hasbro Inc.	12	866

Life Sciences Tools & Services — 0.3%
IQVIA Holdings Inc.(a)	184	26,237
Waters Corp.(a)	219	40,953

		67,190

Machinery — 1.5%
Allison Transmission Holdings Inc.	338	12,283
Caterpillar Inc.	1,234	143,613
Cummins Inc.	299	48,887
Deere & Co.	286	41,487
Dover Corp.	179	16,763
Illinois Tool Works Inc.	370	60,125
PACCAR Inc.	228	15,784
Parker-Hannifin Corp.	155	24,509
Stanley Black & Decker Inc.	105	11,571
Terex Corp.	296	4,496

		379,518

Media — 1.1%
Charter Communications Inc., Class A(a)	195	96,570
Comcast Corp., Class A	2,144	80,679
Interpublic Group of Companies Inc. (The)	513	8,711
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	314	10,585
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	552	18,806
Omnicom Group Inc.	396	22,584
Sirius XM Holdings Inc.	2,115	12,499
ViacomCBS Inc., Class B, NVS	788	13,601

		264,035

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.3%
Newmont Corp.	346	$20,580
Nucor Corp.	627	25,826
Southern Copper Corp.	95	3,082
Steel Dynamics Inc.	647	15,703

		65,191

Mortgage Real Estate Investment — 0.0%
Starwood Property Trust Inc.	574	7,428

Multi-Utilities — 0.2%
Public Service Enterprise Group Inc.	414	20,994
WEC Energy Group Inc.	188	17,023

		38,017

Multiline Retail — 0.5%
Dollar General Corp.	190	33,307
Kohl’s Corp.	655	12,091
Nordstrom Inc.	575	10,799
Target Corp.	642	70,453

		126,650

Oil, Gas & Consumable Fuels — 5.5%
Apache Corp.	1,372	17,946
Cabot Oil &Gas Corp.	1,112	24,041
Chevron Corp.	2,956	271,952
ConocoPhillips	3,139	132,152
Devon Energy Corp.	6,423	80,095
EOG Resources Inc.	371	17,626
Exxon Mobil Corp.	7,789	361,955
Hess Corp.	494	24,028
Kinder Morgan Inc./DE	2,838	43,223
Marathon Oil Corp.	3,610	22,093
Marathon Petroleum Corp.	2,932	94,059
ONEOK Inc.	516	15,444
Phillips 66	1,764	129,072
Valero Energy Corp.	1,261	79,884
Williams Companies Inc. (The)	2,432	47,108

		1,360,678

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	219	38,632
Herbalife Nutrition Ltd.(a)	175	6,536

		45,168

Pharmaceuticals — 6.2%
Allergan PLC	320	59,949
Bristol-Myers Squibb Co.	2,919	177,504
Eli Lilly & Co.	806	124,640
Johnson & Johnson	2,639	395,955
Merck &Co. Inc.	3,411	270,629
Pfizer Inc.	12,330	472,979
Zoetis Inc.	162	20,948

		1,522,604

Professional Services — 0.1%
IHS Markit Ltd.	204	13,729
ManpowerGroup Inc.	149	11,062
Nielsen Holdings PLC	596	8,779

		33,570

Road & Rail — 1.7%
CSX Corp.	1,746	115,638
Norfolk Southern Corp.	474	81,101
Union Pacific Corp.	1,452	232,015

		428,754

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.3%
Analog Devices Inc.	292	$32,003
Applied Materials Inc.	1,701	84,506
Broadcom Inc.	1,065	289,275
Intel Corp.	7,304	438,094
KLA Corp.	192	31,505
Lam Research Corp.	284	72,500
Maxim Integrated Products Inc.	448	24,631
NVIDIA Corp.	103	30,105
QUALCOMM Inc.	4,237	333,325
Skyworks Solutions Inc.	230	23,892
Teradyne Inc.	304	19,012
Texas Instruments Inc.	1,341	155,650
Xilinx Inc.	262	22,899

		1,557,397

Software — 5.9%
Adobe Inc.(a)	154	54,460
CDK Global Inc.	259	10,173
Citrix Systems Inc.	181	26,247
Intuit Inc.	77	20,775
Microsoft Corp.	4,380	784,940
Oracle Corp.	10,214	541,036
VMware Inc., Class A(a)	134	17,624

		1,455,255

Specialty Retail — 2.9%
AutoZone Inc.(a)	35	35,711
Best Buy Co. Inc.	502	38,518
CarMax Inc.(a)	208	15,319
Foot Locker Inc.	457	11,713
Gap Inc. (The)	764	6,204
Home Depot Inc. (The)	1,485	326,448
L Brands Inc.	391	4,649
Lowe’s Companies Inc.	1,126	117,949
O’Reilly Automotive Inc.(a)	86	33,225
Ross Stores Inc.	342	31,245
Tiffany & Co.	86	10,879
TJX Companies Inc. (The)	1,189	58,320
Ulta Beauty Inc.(a)	67	14,601

		704,781

Technology Hardware, Storage & Peripherals — 7.0%
Apple Inc.	4,195	1,232,491
Dell Technologies Inc., Class C(a)	5,660	241,625
Hewlett Packard Enterprise Co.	7,133	71,758
HP Inc.	3,946	61,203
NetApp Inc.	1,198	52,437
Seagate Technology PLC	601	30,020
Western Digital Corp.	555	25,574
Xerox Holdings Corp.	573	10,480

		1,725,588

Textiles, Apparel & Luxury Goods — 0.5%
NIKE Inc., Class B	1,377	120,047
VF Corp.	256	14,873

		134,920

Tobacco — 1.2%
Altria Group Inc.	3,887	152,565
Philip Morris International Inc.	1,918	143,083

		295,648

Trading Companies & Distributors — 0.3%
Fastenal Co.	368	13,329

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
HD Supply Holdings Inc.(a)	432	$12,822
United Rentals Inc.(a)	181	23,258
WW Grainger Inc.	55	15,157

		64,566

Total Common Stocks — 99.8% (Cost: $24,033,742)		24,600,929

Short-Term Investments

Money Market Funds — 0.3%

BlackRock Cash Funds: Treasury, SL Agency Shares,
0.18%(b)(c)	70,000	70,000

Total Short-Term Investments — 0.3% (Cost: $70,000)		70,000

Total Investments in Securities — 100.1% (Cost: $24,103,742)		24,670,929

Other Assets, Less Liabilities — (0.1)%		(25,674)

Net Assets — 100.0%		$24,645,255

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$—	$(3)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,909	53,091	(b)	—	70,000	70,000	327	—	—
BlackRock Inc.	52	131		(31)	152	76,310	1,003	(3,029)	7,650

						$146,310	$1,330	$(3,032)	$7,650

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini S&P 500	2	06/19/20	$29	$1,144

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,144

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2020	iShares® U.S. Dividend and Buyback ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,964

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,144

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,029

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$24,600,929	$—	$—	$24,600,929
Money Market Funds	70,000	—	—	70,000

	$24,670,929	$—	$—	$24,670,929

Derivative financial instruments(a)
Assets
Futures Contracts	$1,144	$—	$—	$1,144

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$9,274,095,099	$5,955,858,856	$3,134,788,871	$13,239,654,575
Affiliated(b)	69,492,027	90,637,894	256,609,718	51,930,000
Cash	6,910	1,303	2,227	8,704
Foreign currency, at value(c)	—	—	6,370,269	—
Cash pledged:
Futures contracts	2,739,400	848,600	—	1,806,200
Foreign currency collateral pledged:
Futures contracts(d)	—	—	4,692,221	—
Receivables:
Investments sold	144,374	—	35,735,453	218,360,411
Capital shares sold	104,213	—	—	—
Dividends	10,562,440	16,163,311	9,923,164	20,290,766
Tax reclaims	—	—	9,453,395	—

Total assets	9,357,144,463	6,063,509,964	3,457,575,318	13,532,050,656

LIABILITIES
Payables:
Investments purchased	—	26,065,612	34,592,859	270,366,565
Variation margin on futures contracts	426,666	135,099	515,457	293,803
Capital shares redeemed	395,822	125,216	—	213,399
Investment advisory fees	594,514	386,241	1,343,584	4,153,659

Total liabilities	1,417,002	26,712,168	36,451,900	275,027,426

NET ASSETS	$9,355,727,461	$6,036,797,796	$3,421,123,418	$13,257,023,230

NET ASSETS CONSIST OF:
Paid-in capital	$9,709,534,913	$7,301,259,187	$5,120,925,599	$15,978,217,261
Accumulated loss	(353,807,452)	(1,264,461,391)	(1,699,802,181)	(2,721,194,031)

NET ASSETS	$9,355,727,461	$6,036,797,796	$3,421,123,418	$13,257,023,230

Shares outstanding	257,100,000	73,750,000	141,700,000	164,350,000

Net asset value	$36.39	$81.85	$24.14	$80.66

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$9,284,399,393	$6,386,956,413	$4,061,134,262	$14,568,027,779
(b) Investments, at cost — Affiliated	$63,328,035	$82,597,328	$414,955,249	$51,930,000
(c) Foreign currency, at cost	$—	$—	$6,298,917	$—
(d) Foreign currency collateral pledged, at cost	$—	$—	$4,618,088	$—

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities  (continued)

April 30, 2020

iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$24,524,619
Affiliated(b)	146,310
Cash	2,454
Cash pledged:
Futures contracts	3,000
Receivables:
Dividends	25,439

Total assets	24,701,822

LIABILITIES
Payables:
Investments purchased	51,681
Variation margin on futures contracts	372
Investment advisory fees	4,514

Total liabilities	56,567

NET ASSETS	$24,645,255

NET ASSETS CONSIST OF:
Paid-in capital	$24,854,792
Accumulated loss	(209,537)

NET ASSETS	$24,645,255

Shares outstanding	950,000

Net asset value	$25.94

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$23,964,915
(b) Investments, at cost — Affiliated	$138,827

See notes to financial statements.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2020

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$231,907,484	$258,270,836	$208,722,068	$677,830,203
Dividends — Affiliated	1,550,108	1,397,805	23,221,888	564,692
Non-cash dividends — Unaffiliated	—	—	69,902,365	—
Interest — Unaffiliated	17,925	17,973	—	42,824
Securities lending income — Affiliated — net	—	—	279,611	—
Other income — Unaffiliated	—	—	94,208	—
Foreign taxes withheld	(2,530)	(21,705)	(19,274,415)	—

Total investment income	233,472,987	259,664,909	282,945,725	678,437,719

EXPENSES
Investment advisory fees	7,091,934	5,750,966	21,346,526	65,828,118

Total expenses	7,091,934	5,750,966	21,346,526	65,828,118

Net investment income	226,381,053	253,913,943	261,599,199	612,609,601

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(241,812,343)	(549,765,140)	(218,595,015)	(912,943,044)
Investments — Affiliated	1,168,283	1,387,178	(16,713,850)	—
In-kind redemptions — Unaffiliated	522,716,563	637,010,965	(8,679,633)	442,006,211
In-kind redemptions — Affiliated	(986,707)	(1,161,609)	(752,713)	—
Futures contracts	(3,200,030)	(2,089,387)	(3,981,004)	(3,051,689)
Foreign currency transactions	—	—	(1,612,637)	—

Net realized gain (loss)	277,885,766	85,382,007	(250,334,852)	(473,988,522)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(840,636,681)	(1,182,433,903)	(780,044,625)	(3,141,999,664)
Investments — Affiliated	1,697,320	8,040,566	(127,048,418)	—
Futures contracts	2,959,265	808,348	918,643	1,080,050
Foreign currency translations	—	—	404,034	—

Net change in unrealized appreciation (depreciation)	(835,980,096)	(1,173,584,989)	(905,770,366)	(3,140,919,614)

Net realized and unrealized loss	(558,094,330)	(1,088,202,982)	(1,156,105,218)	(3,614,908,136)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(331,713,277)	$(834,289,039)	$(894,506,019)	$(3,002,298,535)

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations  (continued)

Year Ended April 30, 2020

iShares U.S. Dividend and Buyback ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$291,347
Dividends — Affiliated	1,330

Total investment income	292,677

EXPENSES
Investment advisory fees	28,593

Total expenses	28,593

Net investment income	264,084

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(616,574)
In-kind redemptions — Unaffiliated	3,053
In-kind redemptions — Affiliated	(3,032)
Futures contracts	2,964

Net realized loss	(613,589)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	263,655
Investments — Affiliated	7,650
Futures contracts	1,144

Net change in unrealized appreciation (depreciation)	272,449

Net realized and unrealized loss	(341,140)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(77,056)

See notes to financial statements.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$226,381,053	$123,676,531	$253,913,943	$219,293,629
Net realized gain	277,885,766	6,185,796	85,382,007	60,650,147
Net change in unrealized appreciation (depreciation)	(835,980,096)	642,201,105	(1,173,584,989)	714,831,053

Net increase (decrease) in net assets resulting from operations	(331,713,277)	772,063,432	(834,289,039)	994,774,829

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(221,736,445)	(115,690,628)	(259,253,409)	(221,134,388)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,824,367,946	3,085,026,860	(45,400,695)	394,356,197

NET ASSETS
Total increase (decrease) in net assets	2,270,918,224	3,741,399,664	(1,138,943,143)	1,167,996,638
Beginning of year	7,084,809,237	3,343,409,573	7,175,740,939	6,007,744,301

End of year	$9,355,727,461	$7,084,809,237	$6,036,797,796	$7,175,740,939

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$261,599,199	$235,852,753	$612,609,601	$579,530,289
Net realized gain (loss)	(250,334,852)	141,415,226	(473,988,522)	1,347,254,208
Net change in unrealized appreciation (depreciation)	(905,770,366)	(495,494,588)	(3,140,919,614)	(498,207,289)

Net increase (decrease) in net assets resulting from operations	(894,506,019)	(118,226,609)	(3,002,298,535)	1,428,577,208

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(314,179,411)	(240,991,616)	(641,877,784)	(573,979,340)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	252,390,701	(186,155,816)	(684,495,870)	17,065,477

NET ASSETS
Total increase (decrease) in net assets	(956,294,729)	(545,374,041)	(4,328,672,189)	871,663,345
Beginning of year	4,377,418,147	4,922,792,188	17,585,695,419	16,714,032,074

End of year	$3,421,123,418	$4,377,418,147	$13,257,023,230	$17,585,695,419

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$264,084	$177,567
Net realized gain (loss)	(613,589)	120,170
Net change in unrealized appreciation (depreciation)	272,449	451,955

Net increase (decrease) in net assets resulting from operations	(77,056)	749,692

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(269,870)	(187,644)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	16,603,236	236,376

NET ASSETS
Total increase in net assets	16,256,310	798,424
Beginning of year	8,388,945	7,590,521

End of year	$24,645,255	$8,388,945

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$38.13	$33.86	$30.75	$26.72	$26.35

Net investment income(a)	0.99	0.91	0.78	0.71	0.67
Net realized and unrealized gain (loss)(b)	(1.77)	4.20	3.07	3.98	0.34

Net increase (decrease) from investment operations	(0.78)	5.11	3.85	4.69	1.01

Distributions(c)
From net investment income	(0.96)	(0.84)	(0.74)	(0.66)	(0.64)

Total distributions	(0.96)	(0.84)	(0.74)	(0.66)	(0.64)

Net asset value, end of year	$36.39	$38.13	$33.86	$30.75	$26.72

Total Return
Based on net asset value	(2.05)%	15.30%	12.59%	17.78%	3.95%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.09%	0.12%

Total expenses after fees waived	0.08%	0.08%	0.08%	0.09%	0.10%

Net investment income	2.55%	2.55%	2.32%	2.46%	2.62%

Supplemental Data
Net assets, end of year (000)	$9,355,727	$7,084,809	$3,343,410	$1,429,997	$476,955

Portfolio turnover rate(d)	24%	26%	24%	27%	45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$95.42	$84.44	$83.27	$78.83	$77.18

Net investment income(a)	3.24	3.09	2.99	2.85	2.70
Net realized and unrealized gain (loss)(b)	(13.51)	11.01	1.20	4.34	1.79

Net increase (decrease) from investment operations	(10.27)	14.10	4.19	7.19	4.49

Distributions(c)
From net investment income	(3.30)	(3.12)	(3.02)	(2.75)	(2.84)

Total distributions	(3.30)	(3.12)	(3.02)	(2.75)	(2.84)

Net asset value, end of year	$81.85	$95.42	$84.44	$83.27	$78.83

Total Return
Based on net asset value	(10.86)%	17.05%	5.03%	9.22%	6.12%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.10%	0.12%

Net investment income	3.53%	3.48%	3.47%	3.49%	3.63%

Supplemental Data
Net assets, end of year (000)	$6,036,798	$7,175,741	$6,007,744	$6,632,679	$5,076,953

Portfolio turnover rate(d)	62%	57%	46%	49%	74%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17		Year Ended 04/30/16

Net asset value, beginning of year	$31.59	$34.11	$31.78	$29.85		$35.09

Net investment income(a)	1.83	1.71	1.43	1.42	(b)	1.51
Net realized and unrealized gain (loss)(c)	(7.10)	(2.48)	2.41	1.88		(5.18)

Net increase (decrease) from investment operations	(5.27)	(0.77)	3.84	3.30		(3.67)

Distributions(d)
From net investment income	(2.18)	(1.75)	(1.51)	(1.37)		(1.57)

Total distributions	(2.18)	(1.75)	(1.51)	(1.37)		(1.57)

Net asset value, end of year	$24.14	$31.59	$34.11	$31.78		$29.85

Total Return
Based on net asset value	(17.15)%	(2.13)%	12.35%	11.47	%(b)	(10.37)%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.50%		0.50%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.49%	N/A	0.50%		N/A

Net investment income	6.06%	5.39%	4.27%	4.75	%(b)	4.97%

Supplemental Data
Net assets, end of year (000)	$3,421,123	$4,377,418	$4,922,792	$4,010,716		$2,737,391

Portfolio turnover rate(e)	12%	35%	24%	29%		27%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
•	Net investment income per share by $0.04.
•	Total return by 0.10%.
•	Ratio of net investment income to average net assets by 0.13%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$101.13	$96.31	$91.51	$82.05	$78.32

Net investment income(a)	3.51	3.31	3.08	2.822.57
Net realized and unrealized gain (loss)(b)	(20.30)	4.80	4.76	9.41	3.78

Net increase (decrease) from investment operations	(16.79)	8.11	7.84	12.23	6.35

Distributions(c)
From net investment income	(3.68)	(3.29)	(3.04)	(2.77)	(2.62)

Total distributions	(3.68)	(3.29)	(3.04)	(2.77)	(2.62)

Net asset value, end of year	$80.66	$101.13	$96.31	$91.51	$82.05

Total Return
Based on net asset value	(16.96)%	8.63%	8.65%	15.12%	8.42%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.60%	3.40%	3.24%	3.23%	3.36%

Supplemental Data
Net assets, end of year (000)	$13,257,023	$17,585,695	$16,714,032	$17,200,059	$14,645,360

Portfolio turnover rate(d)	6%	21%	28%	19%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Period From 11/07/17 to 04/30/18	(a)

Net asset value, beginning of period	$27.96	$25.30	$24.99

Net investment income(b)	0.64	0.61	0.26
Net realized and unrealized gain (loss)(c)	(2.02)	2.67	0.28

Net increase (decrease) from investment operations	(1.38)	3.28	0.54

Distributions(d)
From net investment income	(0.64)	(0.58)	(0.23)
From net realized gain	—	(0.04)	—

Total distributions	(0.64)	(0.62)	(0.23)

Net asset value, end of period	$25.94	$27.96	$25.30

Total Return
Based on net asset value	(4.95)%	13.21%	2.16	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25	%(f)

Net investment income	2.31%	2.34%	2.07	%(f)

Supplemental Data
Net assets, end of period (000)	$24,645	$8,389	$7,591

Portfolio turnover rate(g)	33%	31%	14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.
Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Core Dividend Growth ETF , iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) The Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
International Select Dividend	$63,487

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core High Dividend	$653,809,333	$1,127,102,815	$(75,810,142)
International Select Dividend	—	3,335,360	(838,045)
Select Dividend	202,034,688	4,151,442	(9,128,524)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$2,103,345,468	$2,097,826,104
Core High Dividend	4,369,159,510	4,359,403,984
International Select Dividend	592,734,112	507,042,037
Select Dividend	1,102,078,109	1,086,195,950
U.S. Dividend and Buyback	4,179,987	3,902,874

For the year ended April 30, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$4,831,117,759	$2,022,303,046
Core High Dividend	3,035,775,653	3,069,316,786
International Select Dividend	570,361,708	405,748,945
Select Dividend	1,628,842,975	2,309,601,787
U.S. Dividend and Buyback	16,307,420	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Core Dividend Growth	$495,672,288	$(495,672,288)
Core High Dividend	571,666,343	(571,666,343)
International Select Dividend	(123,695,511)	123,695,511
Select Dividend	300,699,762	(300,699,762)
U.S. Dividend and Buyback	21	(21)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
Core Dividend Growth
Ordinary income	$221,736,445	$115,690,628

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
Core High Dividend
Ordinary income	$259,253,409	$221,134,388

International Select Dividend
Ordinary income	$314,179,411	$240,991,616

Select Dividend
Ordinary income	$641,877,784	$573,979,340

U.S. Dividend and Buyback
Ordinary income	$269,870	$187,579
Long-term capital gains	—	65

	$269,870	$187,644

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Core Dividend Growth	$16,285,740	$(166,629,089)	$(203,464,103)	$(353,807,452)
Core High Dividend	6,888,561	(696,756,118)	(574,593,834)	(1,264,461,391)
International Select Dividend	—	(508,491,487)	(1,191,310,694)	(1,699,802,181)
Select Dividend	—	(1,148,517,692)	(1,572,676,339)	(2,721,194,031)
U.S. Dividend and Buyback	7,090	(143,479)	(73,148)	(209,537)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$9,547,051,229	$745,219,990	$(948,684,093)	$(203,464,103)
Core High Dividend	6,621,090,584	372,192,068	(946,785,902)	(574,593,834)
International Select Dividend	4,583,577,751	132,559,682	(1,324,138,634)	(1,191,578,952)
Select Dividend	14,864,260,914	1,185,265,370	(2,757,941,709)	(1,572,676,339)
U.S. Dividend and Buyback	24,744,077	1,106,678	(1,179,826)	(73,148)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/20		Year Ended 04/30/19

iShares ETF	Shares	Amount	Shares	Amount

Core Dividend Growth
Shares sold	124,600,000	$4,863,403,424	102,950,000	$3,640,432,615
Shares redeemed	(53,300,000)	(2,039,035,478)	(15,900,000)	(555,405,755)

Net increase	71,300,000	$2,824,367,946	87,050,000	$3,085,026,860

Core High Dividend
Shares sold	32,500,000	$3,055,557,360	17,750,000	$1,592,230,605
Shares redeemed	(33,950,000)	(3,100,958,055)	(13,700,000)	(1,197,874,408)

Net increase (decrease)	(1,450,000)	$(45,400,695)	4,050,000	$394,356,197

International Select Dividend
Shares sold	20,900,000	$681,516,303	6,950,000	$216,165,458
Shares redeemed	(17,750,000)	(429,125,602)	(12,700,000)	(402,321,274)

Net increase (decrease)	3,150,000	$252,390,701	(5,750,000)	$(186,155,816)

Select Dividend
Shares sold	16,550,000	$1,640,928,759	48,500,000	$4,702,491,774
Shares redeemed	(26,100,000)	(2,325,424,629)	(48,150,000)	(4,685,426,297)

Net increase (decrease)	(9,550,000)	$(684,495,870)	350,000	$17,065,477

U.S. Dividend and Buyback
Shares sold	650,000	$16,603,236	150,000	$4,071,601
Shares redeemed	—	—	(150,000)	(3,835,225)

Net increase	650,000	$16,603,236	—	$236,376

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF, iShares Select Dividend ETF and

iShares U.S. Dividend and Buyback ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Core Dividend Growth	99.20%
Core High Dividend	98.83%
Select Dividend	100.00%
U.S. Dividend and Buyback	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$230,892,698
Core High Dividend	260,596,000
International Select Dividend	287,509,117
Select Dividend	685,657,712
U.S. Dividend and Buyback	275,138

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Business Income
U.S. Dividend and Buyback	$ 2,935

For the fiscal year ended April 30, 2020, the following fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Select Dividend	$301,854,678	$14,894,552

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program  (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	59

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Dividend Growth	$0.959507	$—	$—	$0.959507	100%	—%	—%	100%
Core High Dividend	3.301109	—	—	3.301109	100	—	—	100
International Select Dividend(a)	2.037543	—	0.146693	2.184236	93	—	7	100
Select Dividend	3.676274	—	—	3.676274	100	—	—	100
U.S. Dividend and Buyback(a)	0.581849	—	0.060815	0.642664	91	—	9	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	869	65.83%
At NAV	177	13.41
Less than 0.0% and Greater than –0.5%	273	20.68
Less than –1.5% and Greater than –2.0%	1	0.08

	1,320	100.00%

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)    (continued)

iShares Core High Dividend ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	544	41.21%
At NAV	284	21.52
Less than 0.0% and Greater than –0.5%	492	37.27

	1,320	100.00%

iShares International Select Dividend ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	6	0.45
Greater than 1.0% and Less than 1.5%	23	1.74
Greater than 0.5% and Less than 1.0%	93	7.05
Greater than 0.0% and Less than 0.5%	691	52.34
At NAV	20	1.52
Less than 0.0% and Greater than –0.5%	386	29.23
Less than –0.5% and Greater than –1.0%	66	5.00
Less than –1.0% and Greater than –1.5%	21	1.59
Less than –1.5% and Greater than –2.0%	7	0.53
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	3	0.23

	1,320	100.00%

iShares Select Dividend ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	496	37.57%
At NAV	345	26.14
Less than 0.0% and Greater than –0.5%	479	36.29

	1,320	100.00%

iShares U.S. Dividend and Buyback ETF

Period Covered: November 09, 2017 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.17%
Greater than 4.0% and Less than 4.5%	1	0.17
Greater than 3.5% and Less than 4.0%	2	0.33
Greater than 3.0% and Less than 3.5%	1	0.17
Greater than 1.5% and Less than 2.0%	1	0.17
Greater than 1.0% and Less than 1.5%	4	0.67
Greater than 0.5% and Less than 1.0%	12	2.00
Greater than 0.0% and Less than 0.5%	279	46.49
At NAV	44	7.33
Less than 0.0% and Greater than –0.5%	248	41.33
Less than –0.5% and Greater than –1.0%	7	1.17

	600	100.00%

SUPPLEMENTAL INFORMATION	61

Supplemental Information  (unaudited)    (continued)

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2019 is USD 1.54 million. This figure is comprised of fixed remuneration of USD 712.44 thousand and variable remuneration of USD 828.57 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2019, to its senior management was USD 196.49 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 23.09 thousand.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).

Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017);Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	65

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0420

APRIL 30, 2020

2020 Annual Report

iShares Trust

•	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
•	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
•	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
•	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
•	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
•	iShares Morningstar Mid-Cap Value ETF | JKI | NASDAQ
•	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
•	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
•	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2020 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -1.04%. The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, equities posted solid returns on the strength of an economy that set records for the most consecutive months of both economic and job growth. However, as the extent of the coronavirus outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economic activity of countries worldwide, U.S. equity prices declined sharply. A time of high volatility and uncertainty followed, as investors struggled to project the length of the disruption and its ultimate economic impact. In the final month of the reporting period, however, volatility declined significantly as equity prices increased, leading to cautious optimism from some analysts and investors.

As state and local governments issued shelter-in-place orders and other restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. While some states planned for phased re-openings near the end of the reporting period, economic activity remained well below pre-outbreak levels. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. Similarly, industries that depend on a physical presence, such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering around a 50-year low, increased dramatically as more than 30 million workers filed unemployment claims in the six weeks beginning mid-March 2020. Markets were further roiled by a sudden decline in oil prices, which touched a 21-year low, reflecting sharply lower demand and a dispute between Russia and Saudi Arabia over oil production.

In response to the crisis, the federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. Equity markets reacted positively to the stimulus package but remained below previous highs. In April 2020, a further U.S. $484 billion of aid for small businesses and hospitals was added, reassuring markets that the government stood ready to provide additional fiscal stimulus.

The U.S. Federal Reserve Bank (“Fed”), which had already lowered interest rates three times in 2019 to boost a slowing economy, also responded to the crisis. In March 2020, the Fed enacted two emergency interest rate reductions to restore confidence in markets, bringing short-term interest rates down to a range of 0.00% – 0.25%. The Fed further acted to stabilize credit markets by launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans.

While many equities posted negative returns for the reporting period, market conditions weighed on some classes of stock to a greater degree than others. Smaller-capitalization stocks typically struggled more than larger-capitalization stocks, as the economic downturn magnified investors’ concerns about the generally weaker balance sheets and profitability of smaller companies. Larger companies were also seen as more likely to benefit from the stimulus package. Stocks with a value focus declined more steeply than growth stocks, as value stocks were disproportionately affected by lower oil prices and declining interest rates.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® Morningstar Large-Cap ETF

Investment Objective

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(0.13)%	8.26%	11.48%	(0.13)%	48.74%	196.48%
Fund Market	(0.14)	8.25	11.47	(0.14)	48.66	196.26
Index	0.07	8.48	11.72	0.07	50.20	202.82

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$959.60	$0.97		$1,000.00	$1,023.90	$1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Large-Cap ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks posted a flat return for the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Information technology stocks contributed the most to the Index’s return amid solid growth and optimism surrounding the rollout of 5G networks. Technology companies showed resilience as the coronavirus pandemic spread. Expected gains from increased online activity due to stay-at-home orders helped offset declines from the broad market selloff. Despite concerns about possible regulatory and political obstacles, the largest information technology companies posted solid earnings growth during 2019. Equipment upgrades related to 5G compatibility and anticipation of new mobile phone offerings drove solid performance in the technology hardware and equipment industry.

Healthcare stocks were solid contributors to the Index’s return. While the coronavirus outbreak weighed on the sector as a whole, some healthcare stocks showed resilience. Pharmaceuticals and biotechnology companies conducting trials on new and existing drugs for the treatment of coronavirus and those developing vaccines contributed meaningfully. The managed healthcare industry also gained amid higher enrollments in Medicare Advantage plans.

On the downside, stocks in the industrials sector detracted meaningfully from the Index’s performance, as factory closures and declining demand drove an abrupt slowdown in industrial activity. Within the industrials sector, the capital goods industry was the largest detractor amid declines in factory orders and employment. Aerospace and defense companies were key detractors as sharply lower global air traffic due to travel restrictions led to a decrease in orders for new aircraft.

Financials sector stocks, particularly banks, detracted from the Index’s return amid record-low interest rates. Prior to the coronavirus outbreak, banks posted solid returns, boosted by lower funding costs. Following the coronavirus outbreak, however, banks declined sharply due to the sudden drop in U.S. economic activity.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	26.6%
Industrials	15.6
Health Care	13.9
Financials	13.7
Consumer Discretionary	8.3
Consumer Staples	6.4
Communication Services	6.4
Materials	2.6
Real Estate	2.6
Utilities	2.3
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	15.1%
Berkshire Hathaway Inc., Class B	4.7
Home Depot Inc. (The)	3.1
Merck & Co. Inc.	2.7
Walt Disney Co. (The)	2.6
Bank of America Corp.	2.6
PepsiCo Inc.	2.5
Coca-Cola Co. (The)	2.4
Comcast Corp., Class A	2.3
Bristol-Myers Squibb Co.	2.0

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® Morningstar Large-Cap Growth ETF

Investment Objective

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.04%	13.57%	14.46%	13.04%	88.94%	285.90%
Fund Market	13.00	13.57	14.46	13.00	88.91	285.80
Index	13.32	14.02	14.83	13.32	92.68	298.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,100.40	$1.31		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Large-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced significantly during the reporting period despite high market volatility and economic uncertainty caused by the coronavirus pandemic. Information technology stocks contributed the most to the Index’s return amid solid growth and optimism surrounding the rollout of 5G networks. Technology companies showed resilience as the coronavirus pandemic spread. Expected gains from increased online activity due to stay-at-home orders helped offset declines from the broad market selloff. Continued growth in cloud computing services for businesses, reduced trade tensions between the U.S. and China, and the expansion of services available for mobile devices helped to power the sector’s growth. The software industry was the sector’s top contributor, driven by the continued shift toward subscription-based cloud software products, which generate steady revenue streams.

Despite lower consumer spending due to rising unemployment and coronavirus-related restrictions on movement, the consumer discretionary sector was a significant contributor to the Index’s return. The automobiles industry advanced, as analysts believed that niche electric vehicle makers could capture market share from large automobile manufacturers when car sales begin to recover. Internet and direct marketing retailers also gained, as consumers increased online purchases during stay-at-home orders.

Healthcare stocks were also notable contributors to the Index’s return. While the coronavirus outbreak weighed on the sector as a whole, some healthcare companies working in areas related to the pandemic showed resilience. The healthcare equipment industry was a leading source of strength, as diagnostic-testing developers benefited from strong demand for coronavirus tests. The communication services sector also supported the Index’s return, driven by growth in demand for online services as workplaces closed and time spent at home increased. Interactive media and services companies gained as higher usage helped to offset a decline in advertising.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	31.6%
Consumer Discretionary	18.2
Health Care	17.4
Communication Services	14.3
Financials	4.4
Consumer Staples	4.3
Real Estate	3.6
Materials	3.4
Industrials	2.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	8.8%
Amazon. com Inc.	7.0
Facebook Inc., Class A	3.8
Alphabet Inc., Class A	2.8
Alphabet Inc., Class C	2.8
Visa Inc., Class A	2.5
UnitedHealth Group Inc.	2.4
Mastercard Inc., Class A	2.2
Netflix Inc.	2.0
NVIDIA Corp.	1.9

FUND SUMMARY	7

Fund Summary as of April 30, 2020	iShares® Morningstar Large-Cap Value ETF

Investment Objective

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.23)%	5.26%	8.46%	(8.23)%	29.23%	125.21%
Fund Market	(8.29)	5.24	8.45	(8.29)	29.09	124.97
Index	(7.99)	5.51	8.74	(7.99)	30.76	131.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$870.60	$1.16		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Large-Cap Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks declined during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Financials sector stocks, particularly banks, detracted the most from the Index’s return amid record-low interest rates. Prior to the coronavirus outbreak, banks posted solid returns, boosted by lower funding costs. Following the coronavirus outbreak, however, banks declined sharply. The sudden drop in U.S. economic activity due to social distancing policies negatively affected banks because they lend to companies in numerous industries that were disrupted by shutdowns. Additionally, the Fed’s emergency interest rate reductions pressured banks’ profitability. The insurance industry was another major detractor, as lower bond yields decreased reinvestment income and the industry faced higher claims for certain categories of insurance.

The energy sector was a significant Index detractor as oil prices declined by approximately 70%. A disagreement between major oil producers Saudi Arabia and Russia, raised expectations for a large increase in oil production. Meanwhile, the coronavirus outbreak precipitated a steep drop in demand for energy. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, detracted amid concerns about credit downgrades and defaults and reduced capital spending. Oil prices declined far below the costs of producing oil with hydraulic fracturing, which meant many production companies became unprofitable.

In contrast, healthcare stocks contributed to the Index’s return. While the coronavirus outbreak weighed on the sector as a whole, some healthcare stocks showed resilience, as investors saw opportunity among companies working in areas related to the pandemic. The biotechnology industry contributed the most amid optimism about research to develop vaccines and treatments for the coronavirus. The healthcare equipment industry also advanced, as demand increased sharply for medical devices that treat coronavirus-related complications.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	19.2%
Financials	18.5
Consumer Staples	15.7
Energy	10.2
Information Technology	9.9
Communication Services	7.3
Industrials	7.0
Utilities	6.5
Consumer Discretionary	3.0
Materials	1.8
Real Estate	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Johnson & Johnson	6.2%
JPMorgan Chase & Co.	4.7
Procter & Gamble Co. (The)	4.6
Intel Corp.	4.2
Verizon Communications Inc.	3.8
AT&T Inc.	3.5
Pfizer Inc.	3.4
Exxon Mobil Corp.	3.2
Cisco Systems Inc.	2.9
Chevron Corp.	2.8

FUND SUMMARY	9

Fund Summary as of April 30, 2020	iShares® Morningstar Mid-Cap ETF

Investment Objective

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.99)%	4.22%	10.11%	(10.99)%	22.97%	161.89%
Fund Market	(10.92)	4.23	10.11	(10.92)	23.03	162.04
Index	(10.77)	4.48	10.36	(10.77)	24.47	168.04

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$862.80	$1.16		$1,000.00	$1,023.60	$1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks declined during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Consumer discretionary stocks detracted the most from the Index’s return, as massive layoffs in the service economy and government-mandated store closures weighed on consumer spending. In an environment of uncertainty and rising unemployment, analysts expected consumers to prioritize necessities over the discretionary spending that provides the sector’s revenues. The hotels, restaurants, and leisure industry was among the hardest hit by the pandemic, as stay-at-home orders and worldwide travel restrictions led to a sharp decrease in revenues for travel and hospitality businesses.

The real estate sector detracted significantly from the Index’s return, driven by the pandemic-related economic slowdown. Restrictions on nonessential workers and supply chain disruptions delayed real estate projects already underway, as developers struggled to find adequate materials and labor. Real estate investment trusts (“REITs”) detracted the most, particularly office REITs, which struggled as businesses increasingly moved to remote working in order to slow the coronavirus transmission rate, raising concerns about future demand for office space. Retail REITs also detracted, as social distancing measures weighed on retailers, raising concerns about their ability to continue making lease payments.

Stocks in the industrials sector detracted meaningfully from the Index’s performance, as factory closures and declining demand drove an abrupt slowdown in industrial activity. Within the industrials sector, the capital goods industry, which produces heavy equipment and machinery, was the largest detractor amid declines in factory orders and employment.

Financials sector stocks also detracted from the Index’s return amid record-low interest rates. The insurance industry was the top detractor, as lower bond yields decreased reinvestment income and the industry faced higher claims for certain categories of insurance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate	19.4%
Industrials	17.7
Financials	12.6
Consumer Discretionary	12.3
Information Technology	11.6
Health Care	8.0
Utilities	5.0
Consumer Staples	4.6
Materials	4.6
Communication Services	3.0
Energy	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Digital Realty Trust Inc.	2.2%
Centene Corp.	2.2
WEC Energy Group Inc.	1.6
Motorola Solutions Inc.	1.4
Alexion Pharmaceuticals Inc.	1.3
Clorox Co. (The)	1.3
Willis Towers Watson PLC	1.3
American Water Works Co. Inc.	1.2
Rockwell Automation Inc.	1.2
Ball Corp.	1.2

FUND SUMMARY	11

Fund Summary as of April 30, 2020	iShares® Morningstar Mid-Cap Growth ETF

Investment Objective

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.29%	9.41%	12.12%	4.29%	56.76%	213.99%
Fund Market	4.27	9.40	12.13	4.27	56.70	214.18
Index	4.56	9.67	12.38	4.56	58.64	221.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,032.10	$1.52		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks advanced for the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Healthcare stocks were the top contributors to the Index’s return. While the coronavirus outbreak weighed on the sector as a whole, some healthcare stocks showed resilience, as investors saw opportunity among companies working in areas related to the pandemic. The healthcare equipment industry was a leading source of strength, aided by strong sales of a glucose monitoring device. Ventilator manufacturers ramped up production dramatically to fulfill orders as concern mounted that large numbers of coronavirus patients could require treatment simultaneously. Biotechnology companies advanced amid optimism about research to develop vaccines and treatments for the coronavirus.

Information technology stocks also contributed to the Index’s return. The sector advanced amid optimism surrounding the rollout of 5G networks, continued growth in cloud computing, reduced trade tensions, and the expansion of mobile device services. Expected gains from increased online activity due to stay-at-home orders also helped performance. The software industry was the top contributor in the sector, driven by the continued shift toward subscription-based cloud software products, which generate steady revenue streams.

On the downside, the energy sector detracted the most from the Index’s return as oil prices declined by approximately 70%. A disagreement between Saudi Arabia and Russia raised expectations for a large increase in oil production, while the coronavirus outbreak precipitated a steep drop in demand. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, detracted significantly amid concerns about credit downgrades and defaults and reduced capital spending. The energy equipment and services industry also declined as low oil prices caused producers to postpone new drilling and reduce active wells.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	33.6%
Health Care	23.9
Industrials	13.9
Consumer Discretionary	9.7
Communication Services	5.8
Financials	4.9
Energy	2.4
Real Estate	2.3
Consumer Staples	1.8
Materials	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SBA Communications Corp.	1.6%
DexCom Inc.	1.5
MSCI Inc.	1.4
IHS Markit Ltd.	1.3
Lululemon Athletica Inc.	1.3
MercadoLibre Inc.	1.3
KLA Corp.	1.3
Veeva Systems Inc., Class A	1.3
Verisk Analytics Inc.	1.3
IDEXX Laboratories Inc.	1.2

FUND SUMMARY	13

Fund Summary as of April 30, 2020	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(22.07)%	1.59%	7.62%	(22.07)%	8.21%	108.46%
Fund Market	(22.02)	1.59	7.63	(22.02)	8.22	108.54
Index	(21.88)	1.86	7.92	(21.88)	9.67	114.33

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$763.80	$1.32		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks declined significantly during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Financials sector stocks detracted the most from the Index’s return amid record-low interest rates. Prior to the coronavirus outbreak, financials companies posted solid returns, particularly banks. Despite low interest rates, bank profits were boosted by increased deposits, higher trading revenues, and a rise in consumer lending. The sudden drop in U.S. economic activity due to social distancing policies negatively affected banks because they lend to companies disrupted by shutdowns. The economic downturn and higher unemployment claims also weighed on the consumer finance industry, where concerns about increased default risk and lower demand for personal credit drove declines.

Consumer discretionary stocks detracted significantly from the Index’s return, as massive layoffs in the service economy, government-mandated store closures, and a general environment of uncertainty weighed on consumer spending. Restrictions on social contact and supply chain disruptions affected retailers, particularly department stores. The consumer services industry declined as stay-at-home orders and travel restrictions pressured the hotels, restaurants, and leisure industry.

The energy sector also detracted from the Index’s return. Oil prices declined by approximately 70%, as a disagreement between Saudi Arabia and Russia raised expectations for significantly increased oil production, while the coronavirus outbreak precipitated a steep drop in demand. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, detracted significantly amid concerns about credit downgrades and defaults and reduced capital spending.

Stocks in the industrials sector detracted meaningfully from the Index’s performance, as factory closures and declining demand drove an abrupt slowdown in industrial activity. The airlines industry struggled as government restrictions led to sharp declines in travel, leaving airlines with significantly reduced cash flows.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	19.9%
Utilities	15.9
Materials	10.2
Consumer Staples	9.3
Health Care	9.1
Information Technology	9.0
Industrials	7.6
Consumer Discretionary	6.7
Real Estate	4.9
Communication Services	4.2
Energy	3.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Eversource Energy	1.7%
Kroger Co. (The)	1.7
Zimmer Biomet Holdings Inc.	1.6
PACCAR Inc.	1.6
HP Inc.	1.5
State Street Corp.	1.5
McKesson Corp.	1.5
FirstEnergy Corp.	1.5
Edison International	1.4
Archer-Daniels-Midland Co.	1.4

FUND SUMMARY	15

Fund Summary as of April 30, 2020	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(17.58)%	1.80%	7.16%	(17.58)%	9.34%	99.61%
Fund Market	(17.12)	1.92	7.22	(17.12)	9.97	100.84
Index	(17.44)	1.96	7.32	(17.44)	10.21	102.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$797.50	$1.16		$1,000.00	$1,023.60	$1.31		0.26%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks declined significantly during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Financials sector stocks detracted the most from the Index’s return amid record-low interest rates. Prior to the coronavirus outbreak, financials companies posted solid returns, with bank profits boosted by increased deposits, higher trading revenues, and a rise in consumer lending. Following the outbreak, however, financials stocks declined sharply. The sudden drop in U.S. economic activity negatively impacted banks because they lend to companies in numerous industries disrupted by shutdowns. Additionally, the Fed’s emergency interest rate reductions pressured profitability, particularly for banks that already had low deposit costs.

The real estate sector detracted significantly from the Index’s return, as pandemic-related restrictions on nonessential workers and supply chain disruptions delayed real estate projects already underway. Real estate investment trusts (“REITs”) declined the most, particularly hotel and resort REITs and retail REITs. Social distancing measures weighed on retailers and companies in the hotels, restaurants, and leisure industries, raising concerns about their ability to continue making lease payments.

Stocks in the industrials sector detracted meaningfully from the Index’s performance, as factory closures and declining demand drove an abrupt slowdown in industrial activity. The capital goods industry, which produces heavy equipment and machinery, was the largest detractor amid declines in factory orders and employment.

The energy sector also detracted from the Index’s return. Oil prices declined by approximately 70%, as a disagreement between Saudi Arabia and Russia raised expectations for a large increase in oil production, while the coronavirus outbreak precipitated a steep drop in demand. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, detracted significantly amid concerns about credit downgrades and defaults and reduced capital spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	17.7%
Financials	17.6
Real Estate	14.6
Information Technology	11.9
Consumer Discretionary	9.2
Health Care	8.5
Materials	6.6
Utilities	4.2
Communication Services	3.8
Consumer Staples	3.6
Energy	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Horizon Therapeutics PLC	1.2%
CACI International Inc., Class A	1.1
Immunomedics Inc.	1.1
Scotts Miracle-Gro Co. (The)	0.9
Cree Inc.	0.8
ITT Inc.	0.8
Curtiss-Wright Corp.	0.8
Cirrus Logic Inc.	0.8
MAXIMUS Inc.	0.8
Kemper Corp.	0.8

FUND SUMMARY	17

Fund Summary as of April 30, 2020	iShares® Morningstar Small-Cap Growth ETF

Investment Objective

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(6.32)%	7.19%	10.85%	(6.32)%	41.51%	180.20%
Fund Market	(6.23)	7.21	10.87	(6.23)	41.64	180.58
Index	(6.21)	7.30	10.96	(6.21)	42.21	182.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$962.20	$1.46		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Small-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks declined during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. The information technology sector detracted the most from the Index’s performance despite a generally favorable environment prior to the coronavirus outbreak. Small-capitalization application software stocks declined as lower earnings projections from several companies failed to meet investors’ relatively high growth expectations. The electronic equipment, instruments, and components industry was another source of weakness, as coronavirus-driven factory closures or production slowdowns throughout Asia disrupted supply chains.

The energy sector detracted significantly from the Index’s return. Oil prices declined by approximately 70%, as a disagreement between Saudi Arabia and Russia raised expectations for a large increase in oil production, while the coronavirus outbreak precipitated a steep drop in demand. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, detracted significantly amid concerns about credit downgrades and defaults and reduced capital spending.

Industrials sector stocks also weighed on the Index’s performance. Factory closures and reduced production in China and declining demand due to worldwide restrictions on movement and activity drove an abrupt slowdown in industrial activity. The commercial and professional services industry drove the sector’s detraction, as investors anticipated sharply lower demand for employment services, outsourcing, and office supplies.

On the upside, healthcare sector stocks were the top contributors to the Index’s return. While the coronavirus outbreak weighed on the sector as a whole, some healthcare stocks showed resilience, as investors saw opportunity among companies working in areas related to the pandemic. Healthcare technology stocks were the leading contributors, driven by rising demand for telehealth services following the coronavirus outbreak. The healthcare equipment industry also advanced, benefiting from FDA approval of a device used to treat lung cancer.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.2%
Health Care	26.6
Industrials	14.4
Consumer Discretionary	12.1
Real Estate	4.7
Financials	4.0
Communication Services	3.6
Consumer Staples	3.0
Materials	1.4
Utilities	1.2
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Teladoc Health Inc.	2.0%
Exelixis Inc.	1.2
Lumentum Holdings Inc.	1.0
Amedisys Inc.	1.0
Avalara Inc.	1.0
Penumbra Inc.	0.9
Five9 Inc.	0.9
Trex Co. Inc.	0.9
Alteryx Inc., Class A	0.9
Repligen Corp.	0.9

FUND SUMMARY	19

Fund Summary as of April 30, 2020	iShares® Morningstar Small-Cap Value ETF

Investment Objective

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(29.05)%	(2.77)%	4.86%	(29.05)%	(13.10)%	60.71%
Fund Market	(29.08)	(2.78)	4.85	(29.08)	(13.15)	60.62
Index	(28.78)	(2.53)	5.11	(28.78)	(12.04)	64.56

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$739.40	$1.30		$1,000.00	$1,023.40	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Morningstar Small-Cap Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks declined significantly during the reporting period amid high market volatility and economic uncertainty caused by the coronavirus pandemic. Financials sector stocks detracted the most from the Index’s return amid record-low interest rates. Prior to the coronavirus outbreak, bank profits were boosted by increased deposits, higher trading revenues, and rising consumer lending. The sudden drop in economic activity following the outbreak negatively impacted banks because they lend to companies in industries disrupted by shutdowns. Mortgage real estate investment trusts, which rely heavily on short-term borrowing, struggled when liquidity in funding markets decreased.

The consumer discretionary sector detracted significantly from the Index’s return, as massive layoffs in the service economy and government-mandated store closures curtailed consumer spending. Restrictions on social contact challenged retailers, particularly brick-and-mortar stores and apparel retailers, many of which struggled with supply chain disruptions as well. The textiles, apparel, and luxury goods industry declined, as consumers typically defer purchasing luxury apparel and accessories in times of economic uncertainty. Hotels, restaurants, and leisure companies also declined, as stay-at-home orders and travel restrictions led to sharply decreased revenues.

The industrials sector also weighed on the Index’s performance, as factory closures and declining demand drove an abrupt slowdown in industrial activity. The capital goods industry, which produces heavy equipment and machinery, was the largest detractor amid declines in factory orders and employment.

Energy sector stocks detracted from the Index’s return, as oil prices declined by approximately 70%. A disagreement between Saudi Arabia and Russia raised expectations for increased oil production, while the coronavirus outbreak precipitated a steep drop in demand. The oil, gas, and consumable fuels industry, which relies heavily on borrowing, declined significantly amid concerns about credit downgrades and defaults and reduced capital spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	28.9%
Consumer Discretionary	15.2
Industrials	11.2
Information Technology	9.8
Utilities	8.6
Real Estate	6.7
Materials	6.3
Health Care	5.1
Consumer Staples	4.2
Energy	2.8
Communication Services	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nuance Communications Inc.	1.2%
Prosperity Bancshares Inc.	1.2
Tech Data Corp.	1.0
United Therapeutics Corp.	1.0
Williams-Sonoma Inc.	1.0
IDACORP Inc.	0.9
Stericycle Inc.	0.9
Hawaiian Electric Industries Inc.	0.9
Flowers Foods Inc.	0.9
Portland General Electric Co.	0.9

FUND SUMMARY	21

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Morningstar Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.2%
Boeing Co. (The)	55,987	$7,895,287
General Dynamics Corp.	32,153	4,199,825
L3Harris Technologies Inc.	28,463	5,513,283
Lockheed Martin Corp.	26,518	10,317,093
Northrop Grumman Corp.	18,832	6,227,177
Raytheon Technologies Corp.	155,431	10,073,483

		44,226,148

Air Freight & Logistics — 0.6%
FedEx Corp.	36,325	4,604,920

Banks — 2.6%
Bank of America Corp.	768,766	18,488,822

Beverages — 5.8%
Coca-Cola Co. (The)	367,696	16,873,570
Constellation Brands Inc., Class A	26,969	4,441,525
Keurig Dr Pepper Inc.	93,846	2,483,165
PepsiCo Inc.	133,608	17,675,002

		41,473,262

Biotechnology — 0.8%
Regeneron Pharmaceuticals Inc.(a)	10,474	5,508,067

Building Products — 0.5%
Trane Technologies PLC	36,767	3,214,171

Capital Markets — 3.9%
BlackRock Inc.(b)	14,210	7,133,988
Blackstone Group Inc. (The), Class A	92,549	4,834,760
Charles Schwab Corp. (The)	147,878	5,577,958
Intercontinental Exchange Inc.	68,126	6,093,871
T Rowe Price Group Inc.	35,675	4,125,100

		27,765,677

Chemicals — 1.3%
Air Products & Chemicals Inc.	27,106	6,114,571
PPG Industries Inc.	38,072	3,458,080

		9,572,651

Commercial Services & Supplies — 1.1%
Republic Services Inc.	37,750	2,957,335
Waste Management Inc.	49,513	4,952,290

		7,909,625

Consumer Finance — 1.0%
American Express Co.	74,689	6,815,371

Diversified Financial Services — 4.6%
Berkshire Hathaway Inc., Class B(a)	177,598	33,274,761

Electric Utilities — 1.6%
NextEra Energy Inc.	49,760	11,500,531

Electrical Equipment — 0.7%
Emerson Electric Co.	85,661	4,885,247

Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	52,569	3,861,719

Entertainment — 3.4%
Activision Blizzard Inc.	94,553	6,025,863
Walt Disney Co. (The)	172,053	18,607,532

		24,633,395

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities Inc.	20,671	$3,368,340
Equity Residential	52,739	3,431,199
Prologis Inc.(c)	85,171	7,599,808
Public Storage	20,845	3,865,705

		18,265,052

Food &Staples Retailing — 0.6%
Sysco Corp.	79,390	4,467,275

Health Care Equipment &Supplies — 2.9%
Becton Dickinson and Co.(c)	30,406	7,678,427
Medtronic PLC	134,597	13,140,705

		20,819,132

Health Care Providers &Services — 3.7%
Anthem Inc.	28,067	7,879,249
Cigna Corp.(a)	41,520	8,128,786
HCA Healthcare Inc.	38,797	4,263,014
Humana Inc.	16,740	6,391,667

		26,662,716

Hotels, Restaurants & Leisure — 2.5%
Marriott International Inc./MD, Class A	40,829	3,712,989
McDonald’s Corp.	74,494	13,972,095

		17,685,084

Industrial Conglomerates — 1.4%
Honeywell International Inc.	72,900	10,344,510

Insurance — 1.6%
Marsh & McLennan Companies Inc.	60,471	5,885,643
Progressive Corp. (The)	71,820	5,551,686

		11,437,329

IT Services — 4.0%
Accenture PLC, Class A	64,887	12,016,424
Cognizant Technology Solutions Corp., Class A	78,898	4,577,662
Fidelity National Information Services Inc.	65,927	8,695,112
Paychex Inc.	50,746	3,477,116

		28,766,314

Machinery — 1.8%
Caterpillar Inc.	64,452	7,500,924
Deere & Co.	39,175	5,682,725

		13,183,649

Media — 2.3%
Comcast Corp., Class A	434,781	16,360,809

Metals & Mining — 1.2%
Newmont Corp.	112,923	6,716,660
Southern Copper Corp.	64,031	2,077,166

		8,793,826

Multi-Utilities — 0.7%
Sempra Energy	39,904	4,942,110

Oil, Gas &Consumable Fuels — 1.6%
EOG Resources Inc.	98,011	4,656,503
ONEOK Inc.	89,761	2,686,547
Williams Companies Inc. (The)	209,815	4,064,116

		11,407,166

Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	232,898	14,162,527
Eli Lilly & Co.	84,973	13,140,225
Merck &Co. Inc.	241,789	19,183,539

		46,486,291

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 3.3%
CSX Corp.	95,897	$6,351,259
Norfolk Southern Corp.	33,851	5,791,906
Union Pacific Corp.	71,571	11,436,330

		23,579,495

Semiconductors & Semiconductor Equipment — 5.3%
Analog Devices Inc.	48,484	5,313,847
Applied Materials Inc.	112,503	5,589,149
Broadcom Inc.	41,390	11,242,352
Lam Research Corp.	18,886	4,821,218
Texas Instruments Inc.	96,490	11,199,594

		38,166,160

Software — 1.6%
Oracle Corp.	221,978	11,758,175

Specialty Retail — 5.8%
AutoZone Inc.(a)	3,700	3,775,184
Home Depot Inc. (The)	102,399	22,510,372
Lowe’s Companies Inc.	83,484	8,744,949
TJX Companies Inc. (The)	137,056	6,722,597

		41,753,102

Technology Hardware, Storage & Peripherals — 15.0%
Apple Inc.	367,143	107,866,613

Wireless Telecommunication Services — 0.7%
T-Mobile U.S. Inc.(a)	56,300	4,943,140

Total Common Stocks — 99.6% (Cost: $635,933,562)		715,422,315

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(d)(e)	3,075,238	$3,078,621
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(d)	1,933,000	1,933,000

		5,011,621

Total Short-Term Investments — 0.7% (Cost: $5,009,523)		5,011,621

Total Investments in Securities — 100.3% (Cost: $640,943,085)		720,433,936

Other Assets, Less Liabilities — (0.3)%		(2,368,790)

Net Assets — 100.0%		$718,065,146

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	3,075,238	(b)	—	3,075,238	$3,078,621	$14,293	(c)	$544		$2,098
BlackRock Cash Funds: Treasury, SL Agency Shares	1,183,406	749,594	(b)	—	1,933,000	1,933,000	23,611		—		—
BlackRock Inc.	15,452	6,549		(7,791)	14,210	7,133,988	200,590		313,796		46,984

						$12,145,609	$238,494		$314,340		$49,082

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	18	06/19/20	$2,612	$288,606

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$288,606

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(403,333)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$288,606

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,359,036

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$715,422,315	$—	$—	$715,422,315
Money Market Funds	5,011,621	—	—	5,011,621

	$720,433,936	$—	$—	$720,433,936

Derivative financial instruments(a)
Assets
Futures Contracts	$288,606	$—	$—	$288,606

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments April 30, 2020	iShares® Morningstar Large-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
TransDigm Group Inc.	30,944	$11,235,147

Automobiles — 1.7%
Tesla Inc.(a)	32,717	25,580,768

Beverages — 1.8%
Brown-Forman Corp., Class A	54,939	3,116,140
Brown-Forman Corp., Class B, NVS	178,876	11,126,087
Monster Beverage Corp.(a)	210,176	12,990,979

		27,233,206

Biotechnology — 1.2%
Vertex Pharmaceuticals Inc.(a)	72,610	18,239,632

Capital Markets — 3.4%
CME Group Inc.	92,217	16,433,991
Moody’s Corp.(b)	66,030	16,104,717
S&P Global Inc.	66,018	19,335,352

		51,874,060

Chemicals — 3.4%
Ecolab Inc.	83,336	16,125,516
Linde PLC	109,965	20,232,460
Sherwin-Williams Co. (The)	29,310	15,721,005

		52,078,981

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	164,487	14,517,623

Entertainment — 3.0%
Electronic Arts Inc.(a)	139,242	15,909,791
Netflix Inc.(a)	71,582	30,053,703

		45,963,494

Equity Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp.	85,321	20,306,398
Crown Castle International Corp.	107,901	17,202,657
Equinix Inc.	25,276	17,066,355

		54,575,410

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	75,575	22,899,225

Health Care Equipment & Supplies — 8.8%
Abbott Laboratories	291,499	26,844,143
Baxter International Inc.	181,103	16,078,324
Boston Scientific Corp.(a)	463,889	17,386,560
Danaher Corp.	134,502	21,985,697
Edwards Lifesciences Corp.(a)	77,803	16,922,153
Intuitive Surgical Inc.(a)	33,613	17,172,209
Stryker Corp.	95,519	17,807,607

		134,196,693

Health Care Providers & Services — 2.4%
UnitedHealth Group Inc.	124,481	36,406,958

Hotels, Restaurants & Leisure — 3.1%
Hilton Worldwide Holdings Inc.	164,920	12,486,093
Starbucks Corp.	262,089	20,110,089
Yum! Brands Inc.	167,027	14,436,144

		47,032,326

Industrial Conglomerates — 1.0%
Roper Technologies Inc.	44,315	15,112,744

Security	Shares	Value

Insurance — 0.9%
Aon PLC	82,110	$14,177,934

Interactive Media & Services — 9.3%
Alphabet Inc., Class A(a)	31,102	41,885,064
Alphabet Inc., Class C,NVS(a)	31,017	41,831,387
Facebook Inc., Class A(a)	278,055	56,920,639

		140,637,090

Internet & Direct Marketing Retail — 8.1%
Amazon.com Inc.(a)	43,112	106,659,088
Booking Holdings Inc.(a)	11,458	16,964,371

		123,623,459

IT Services — 9.5%
Automatic Data Processing Inc.	114,501	16,796,152
Fiserv Inc.(a)	157,027	16,183,202
Global Payments Inc.	90,256	14,984,301
Mastercard Inc., Class A	119,476	32,852,316
PayPal Holdings Inc.(a)	204,023	25,094,829
Visa Inc., Class A(b)	214,406	38,318,640

		144,229,440

Life Sciences Tools & Services — 3.9%
Illumina Inc.(a)	60,187	19,201,459
IQVIA Holdings Inc.(a)	108,667	15,494,827
Thermo Fisher Scientific Inc.	72,228	24,173,267

		58,869,553

Media — 2.0%
Charter Communications Inc., Class A(a)	38,136	18,886,091
Sirius XM Holdings Inc.	1,986,112	11,737,922

		30,624,013

Multiline Retail — 1.1%
Dollar General Corp.	98,021	17,183,081

Personal Products — 1.0%
Estee Lauder Companies Inc. (The), Class A	83,617	14,750,039

Pharmaceuticals — 1.1%
Zoetis Inc.	129,916	16,799,438

Road & Rail — 1.0%
Uber Technologies Inc.(a)	504,904	15,283,444

Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices Inc.(a)(b)	354,323	18,562,982
NVIDIA Corp.	99,961	29,216,601
QUALCOMM Inc.	246,385	19,383,108

		67,162,691

Software — 16.7%
Adobe Inc.(a)	75,721	26,777,974
Autodesk Inc.(a)	89,132	16,679,271
Intuit Inc.	65,194	17,589,993
Microsoft Corp.	745,940	133,679,907
salesforce.com Inc.(a)	153,111	24,796,327
ServiceNow Inc.(a)	54,967	19,323,099
Workday Inc., Class A(a)(b)	94,402	14,528,468

		253,375,039

Specialty Retail — 1.9%
O’Reilly Automotive Inc.(a)	37,761	14,588,585
Ross Stores Inc.	150,578	13,756,806

		28,345,391

Textiles, Apparel & Luxury Goods — 2.3%
NIKE Inc., Class B	256,065	22,323,747

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	213,810	$12,422,361

		34,746,108

Total Common Stocks — 99.8% (Cost: $1,091,217,892)		1,516,752,987

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	33,677,041	33,714,086
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	2,337,000	2,337,000

		36,051,086

Total Short-Term Investments — 2.4% (Cost: $36,023,155)		36,051,086

Total Investments in Securities — 102.2% (Cost: $1,127,241,047)		1,552,804,073

Other Assets, Less Liabilities — (2.2)%		(33,429,606)

Net Assets — 100.0%		$1,519,374,467

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	23,762,205	9,914,836	33,677,041	$33,714,086	$126,723	(b)	$(37,666)	$24,549
BlackRock Cash Funds: Treasury, SL Agency Shares	1,235,672	1,101,328	2,337,000	2,337,000	26,223		—	—

				$36,051,086	$152,946		$(37,666)	$24,549

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	7	06/19/20	$1,016	$169,452
S&P Select Sector Consumer Discretionary E-Mini Index	3	06/19/20	353	55,603
S&P Select Sector Technology E-Mini Index	9	06/19/20	828	149,819

				$374,874

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$374,874

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(65,733)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$374,874

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$941,904

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,516,752,987	$—	$—	$1,516,752,987
Money Market Funds	36,051,086	—	—	36,051,086

	$1,552,804,073	$—	$—	$1,552,804,073

Derivative financial instruments(a)
Assets
Futures Contracts	$374,874	$—	$—	$374,874

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Morningstar Large-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.2%
United Parcel Service Inc., Class B	54,866	$5,193,616

Airlines — 0.7%
Delta Air Lines Inc.	56,557	1,465,392
Southwest Airlines Co.	53,783	1,680,719

		3,146,111

Automobiles — 1.0%
Ford Motor Co.	383,455	1,951,786
General Motors Co.	112,633	2,510,589

		4,462,375

Banks — 11.0%
Citigroup Inc.	162,013	7,867,351
JPMorgan Chase & Co.	220,489	21,114,027
PNC Financial Services Group Inc. (The)	36,102	3,851,000
Truist Financial Corp.	111,124	4,147,148
U.S. Bancorp	114,876	4,192,974
Wells Fargo & Co.	284,176	8,255,313

		49,427,813

Biotechnology —7.1%
AbbVie Inc.	108,711	8,936,044
Amgen Inc.	43,839	10,487,166
Biogen Inc.(a)	14,488	4,300,473
Gilead Sciences Inc.	95,727	8,041,068

		31,764,751

Building Products — 0.5%
Johnson Controls International PLC	72,845	2,120,518

Capital Markets — 2.5%
Bank of New York Mellon Corp. (The)	76,692	2,879,018
Goldman Sachs Group Inc. (The)	25,493	4,675,926
Morgan Stanley	96,223	3,794,073

		11,349,017

Chemicals — 1.7%
Dow Inc.(a)	76,396	2,802,969
DuPont de Nemours Inc.	68,422	3,217,202
LyondellBasell Industries NV, Class A	31,664	1,834,929

		7,855,100

Communications Equipment — 2.9%
Cisco Systems Inc.	307,197	13,019,009

Consumer Finance — 0.6%
Capital One Financial Corp.	40,884	2,647,648

Diversified Telecommunication Services — 7.3%
AT&T Inc.	517,897	15,780,322
Verizon Communications Inc.	294,559	16,922,414

		32,702,736

Electric Utilities — 4.3%
American Electric Power Co. Inc.	41,379	3,439,009
Duke Energy Corp.	57,489	4,867,019
Exelon Corp.	84,575	3,136,041
Southern Co. (The)	83,863	4,757,548
Xcel Energy Inc.	45,706	2,905,073

		19,104,690

Electrical Equipment — 0.7%
Eaton Corp. PLC	35,961	3,002,743

Security	Shares	Value

Energy Equipment & Services — 0.5%
Schlumberger Ltd.	135,486	$2,278,875

Equity Real Estate Investment Trusts (REITs) — 0.9%
Simon Property Group Inc.	28,325	1,891,260
Welltower Inc.	40,613	2,080,604

		3,971,864

Food & Staples Retailing — 3.4%
Walgreens Boots Alliance Inc.	65,518	2,836,274
Walmart Inc.	102,646	12,476,621

		15,312,895

Food Products — 2.5%
General Mills Inc.	53,642	3,212,620
Kraft Heinz Co. (The)	70,143	2,127,437
Mondelez International Inc., Class A	111,296	5,725,066

		11,065,123

Health Care Providers & Services — 1.4%
CVS Health Corp.	99,916	6,149,830

Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp.	36,586	1,756,860

Household Products — 6.6%
Colgate-Palmolive Co.	68,091	4,784,754
Kimberly-Clark Corp.	28,337	3,924,108
Procter & Gamble Co. (The)	176,049	20,750,896

		29,459,758

Industrial Conglomerates — 2.5%
3M Co.	43,931	6,673,997
General Electric Co.	680,566	4,627,849

		11,301,846

Insurance — 4.3%
Aflac Inc.	69,198	2,576,934
Allstate Corp. (The)	29,254	2,975,717
American International Group Inc.	82,624	2,101,128
Chubb Ltd.	36,373	3,928,648
MetLife Inc.	74,102	2,673,600
Prudential Financial Inc.	39,957	2,492,118
Travelers Companies Inc. (The)	23,783	2,407,077

		19,155,222

Internet & Direct Marketing Retail — 0.6%
eBay Inc.	71,687	2,855,293

IT Services — 1.9%
International Business Machines Corp.	66,594	8,361,543

Machinery —1.4%
Cummins Inc.	15,298	2,501,223
Illinois Tool Works Inc.	24,199	3,932,337

		6,433,560

Multi-Utilities — 2.2%
Consolidated Edison Inc.	30,213	2,380,785
Dominion Energy Inc.	64,648	4,986,300
Public Service Enterprise Group Inc.	49,527	2,511,514

		9,878,599

Multiline Retail — 1.0%
Target Corp.	41,148	4,515,581

Oil, Gas & Consumable Fuels — 9.7%
Chevron Corp.	137,021	12,605,932
ConocoPhillips	96,010	4,042,021

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	306,214	$14,229,764
Kinder Morgan Inc./DE	177,779	2,707,574
Marathon Petroleum Corp.	70,900	2,274,472
Occidental Petroleum Corp.	107,455	1,783,753
Phillips 66	42,517	3,110,969
Valero Energy Corp.	41,305	2,616,672

		43,371,157

Pharmaceuticals — 10.7%
Allergan PLC	26,012	4,873,088
Johnson & Johnson	184,599	27,697,234
Pfizer Inc.	398,039	15,268,776

		47,839,098

Semiconductors & Semiconductor Equipment — 5.1%
Intel Corp.	309,125	18,541,318
Micron Technology Inc.(a)	90,978	4,356,936

		22,898,254

Tobacco — 3.2%
Altria Group Inc.	144,057	5,654,237
Philip Morris International Inc.	114,544	8,544,983

		14,199,220

Total Common Stocks — 99.8% (Cost: $453,652,452)		446,600,705

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(c)	1,210,000	$1,210,000

Total Short-Term Investments — 0.3% (Cost: $1,210,000)		1,210,000

Total Investments in Securities — 100.1% (Cost: $454,862,452)		447,810,705

Other Assets, Less Liabilities — (0.1)%		(328,059)

Net Assets — 100.0%		$447,482,646

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$428	(b)	$(866)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	487,831	722,169	1,210,000	1,210,000	13,685		—	—

				$1,210,000	$14,113		$(866)	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	3	06/19/20	$435	$19,596
S&P Select Sector Consumer Staples E-Mini Index	2	06/19/20	117	(505)
S&P Select Sector Financial E-Mini Index	4	06/19/20	279	9,866

				$28,957

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Large-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$29,462

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$505

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(114,065)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$28,957

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$707,246

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$446,600,705	$—	$—	$446,600,705
Money Market Funds	1,210,000	—	—	1,210,000

	$447,810,705	$—	$—	$447,810,705

Derivative financial instruments(a)
Assets
Futures Contracts	$29,462	$—	$—	$29,462
Liabilities
Futures Contracts	(505)	—	—	(505)

	$28,957	$—	$—	$28,957

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments April 30, 2020	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Hexcel Corp.	26,829	$928,015
Huntington Ingalls Industries Inc.	13,017	2,491,584
Spirit AeroSystems Holdings Inc., Class A	32,971	730,637
Textron Inc.	72,691	1,916,135

		6,066,371

Air Freight & Logistics — 1.2%
CH Robinson Worldwide Inc.	43,038	3,051,394
Expeditors International of Washington Inc.	54,192	3,880,418

		6,931,812

Auto Components — 1.3%
Aptiv PLC	81,235	5,649,894
Gentex Corp.	80,574	1,953,114

		7,603,008

Banks — 2.5%
Commerce Bancshares Inc.	33,034	2,021,350
East West Bancorp. Inc.	46,271	1,622,724
First Republic Bank/CA	53,625	5,592,551
Signature Bank/New York NY	17,148	1,837,923
SVB Financial Group(a)(b)	16,409	3,169,727

		14,244,275

Biotechnology — 1.3%
Alexion Pharmaceuticals Inc.(a)	70,417	7,567,715

Building Products — 1.0%
AO Smith Corp.	43,665	1,850,523
Masco Corp.	90,403	3,710,139

		5,560,662

Capital Markets — 4.2%
Ameriprise Financial Inc.	40,315	4,633,806
Apollo Global Management Inc.	63,735	2,580,630
KKR &Co. Inc., Class A, NVS	175,161	4,415,809
Nasdaq Inc.	36,512	4,004,271
Northern Trust Corp.	67,422	5,337,126
Raymond James Financial Inc.	39,290	2,589,997

		23,561,639

Chemicals — 2.7%
Axalta Coating Systems Ltd.(a)	66,367	1,310,084
CF Industries Holdings Inc.	69,234	1,903,935
FMC Corp.	41,244	3,790,324
International Flavors & Fragrances Inc.	33,977	4,452,006
Mosaic Co. (The)	111,098	1,278,738
RPM International Inc.(b)	41,268	2,740,608

		15,475,695

Communications Equipment — 2.3%
Ciena Corp.(a)	49,251	2,277,859
F5 Networks Inc.(a)	19,351	2,694,820
Motorola Solutions Inc.	54,521	7,840,665

		12,813,344

Construction & Engineering — 0.6%
Jacobs Engineering Group Inc.	43,117	3,567,932

Containers & Packaging — 1.9%
AptarGroup Inc.	20,354	2,179,506
Ball Corp.	104,096	6,827,657
Berry Global Group Inc.(a)(b)	41,949	1,669,151

		10,676,314

Security	Shares	Value

Distributors — 0.5%
LKQ Corp.(a)	97,579	$2,551,691

Diversified Financial Services — 0.3%
Voya Financial Inc.	42,994	1,942,039

Diversified Telecommunication Services — 0.3%
GCI Liberty Inc., Class A(a)	30,308	1,843,636

Electric Utilities — 0.5%
NRG Energy Inc.	80,080	2,685,082

Electrical Equipment — 3.3%
AMETEK Inc.	72,741	6,100,788
Generac Holdings Inc.(a)	19,917	1,940,713
Hubbell Inc.	17,317	2,154,754
Rockwell Automation Inc.	36,768	6,966,801
Sensata Technologies Holding PLC(a)	50,614	1,841,337

		19,004,393

Electronic Equipment, Instruments & Components — 1.2%
IPG Photonics Corp.(a)	11,292	1,460,394
National Instruments Corp.	37,456	1,439,059
SYNNEX Corp.	12,994	1,137,755
Trimble Inc.(a)(b)	79,287	2,745,709

		6,782,917

Energy Equipment & Services — 0.3%
National Oilwell Varco Inc.	122,585	1,549,474

Entertainment — 0.4%
Liberty Media Corp.-Liberty Formula One, Class A(a)	8,193	247,838
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	64,482	2,075,676

		2,323,514

Equity Real Estate Investment Trusts (REITs) — 18.3%
Alexandria Real Estate Equities Inc.	39,013	6,128,552
American Campus Communities Inc.	43,661	1,540,797
Americold Realty Trust(b)	61,058	1,867,764
Apartment Investment & Management Co., Class A	47,425	1,786,500
Boston Properties Inc.	45,758	4,446,762
Camden Property Trust	30,815	2,713,877
Cousins Properties Inc.	46,608	1,406,163
CubeSmart	61,468	1,548,994
Digital Realty Trust Inc.	83,645	12,504,091
Douglas Emmett Inc.	52,516	1,601,213
Duke Realty Corp.	116,965	4,058,686
Equity LifeStyle Properties Inc.	57,936	3,494,120
Essex Property Trust Inc.	21,028	5,132,935
Extra Space Storage Inc.	41,212	3,636,547
Federal Realty Investment Trust	22,370	1,862,750
Gaming and Leisure Properties Inc.	64,967	1,834,668
Healthcare Trust of America Inc., Class A	66,007	1,625,752
Healthpeak Properties Inc.	157,499	4,117,024
Hudson Pacific Properties Inc.	49,230	1,210,073
Invitation Homes Inc.	171,311	4,051,505
Iron Mountain Inc.	91,395	2,209,931
Kilroy Realty Corp.	31,060	1,933,796
Mid-America Apartment Communities Inc.	36,297	4,062,360
Realty Income Corp.	109,052	5,989,136
Regency Centers Corp.	53,341	2,342,203
STORE Capital Corp.	67,897	1,362,693
Sun Communities Inc.(b)	29,492	3,963,725
UDR Inc.	93,252	3,494,152
VEREIT Inc.	340,119	1,863,852

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties Inc.	146,733	$2,556,089
Vornado Realty Trust	50,436	2,210,106
Weyerhaeuser Co.	237,112	5,185,639

		103,742,455

Food & Staples Retailing — 0.6%
Casey’s General Stores Inc.	11,719	1,774,374
U.S. Foods Holding Corp.(a)	69,733	1,499,259

		3,273,633

Food Products — 2.7%
Hershey Co. (The)	47,193	6,249,769
Hormel Foods Corp.	88,482	4,145,382
Lamb Weston Holdings Inc.	46,479	2,851,951
Pilgrim’s Pride Corp.(a)(b)	16,697	367,334
Post Holdings Inc.(a)	21,167	1,944,189

		15,558,625

Gas Utilities — 0.7%
Atmos Energy Corp.	37,977	3,872,515

Health Care Equipment & Supplies — 2.3%
Dentsply Sirona Inc.	70,775	3,003,691
Hill-Rom Holdings Inc.	21,252	2,390,637
Hologic Inc.(a)	85,327	4,274,883
Varian Medical Systems Inc.(a)	28,925	3,308,442

		12,977,653

Health Care Providers & Services — 3.5%
Centene Corp.(a)	185,774	12,368,833
DaVita Inc.(a)	28,553	2,255,973
Encompass Health Corp.	31,392	2,079,720
Molina Healthcare Inc.(a)	19,951	3,271,365

		19,975,891

Hotels, Restaurants & Leisure — 2.5%
Aramark	79,457	2,169,971
Darden Restaurants Inc.	41,489	3,061,473
MGM Resorts International	163,935	2,759,026
Royal Caribbean Cruises Ltd.	54,754	2,560,845
Wyndham Hotels & Resorts Inc.	30,192	1,138,540
Wynn Resorts Ltd.	30,763	2,631,159

		14,321,014

Household Durables — 3.0%
DR Horton Inc.	106,705	5,038,610
Garmin Ltd.	45,974	3,731,250
Leggett & Platt Inc.	41,833	1,469,593
Lennar Corp., Class A(b)	89,061	4,459,284
Lennar Corp., Class B	4,926	187,927
PulteGroup Inc.	81,117	2,293,178

		17,179,842

Household Products — 1.3%
Clorox Co. (The)	39,936	7,445,668

Independent Power and Renewable Electricity Producers — 0.5%
Vistra Energy Corp.	142,717	2,788,690

Insurance — 5.6%
Alleghany Corp.	4,581	2,444,926
Arch Capital Group Ltd.(a)	128,974	3,099,245
Arthur J Gallagher & Co.	59,354	4,659,289
Cincinnati Financial Corp.	48,348	3,181,298
Everest Re Group Ltd.	12,979	2,247,054
Loews Corp.	81,398	2,821,255

Security	Shares	Value

Insurance (continued)
Primerica Inc.	13,144	$1,365,793
RenaissanceRe Holdings Ltd.	14,059	2,052,755
Willis Towers Watson PLC	40,913	7,294,379
WR Berkley Corp.	46,177	2,493,558

		31,659,552

Internet & Direct Marketing Retail — 0.5%
Wayfair Inc., Class A(a)	20,904	2,592,932

IT Services — 1.1%
Genpact Ltd.	48,865	1,682,422
Leidos Holdings Inc.	42,344	4,184,010
Sabre Corp.	87,058	632,912

		6,499,344

Leisure Products — 0.7%
Hasbro Inc.	40,494	2,924,072
Polaris Inc.	18,290	1,297,310

		4,221,382

Machinery — 5.5%
AGCO Corp.	19,947	1,054,000
Donaldson Co. Inc.	40,327	1,767,532
Dover Corp.	46,225	4,328,971
Flowserve Corp.	41,565	1,170,886
Fortive Corp.	94,033	6,018,112
Ingersoll Rand Inc.(a)	109,488	3,183,911
Lincoln Electric Holdings Inc.	19,422	1,563,665
Middleby Corp. (The)(a)	17,850	992,996
Oshkosh Corp.	21,614	1,459,593
Parker-Hannifin Corp.	40,879	6,463,788
Westinghouse Air Brake Technologies Corp.	57,946	3,269,313

		31,272,767

Media — 2.2%
Discovery Inc., Class A(a)(b)	50,278	1,127,233
Discovery Inc., Class C, NVS(a)	106,793	2,179,645
Liberty Broadband Corp., Class A(a)	7,728	927,515
Liberty Broadband Corp., Class C, NVS(a)(b)	48,596	5,961,757
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	26,558	895,270
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	46,518	1,584,868

		12,676,288

Multi-Utilities — 1.6%
WEC Energy Group Inc.	100,375	9,088,956

Multiline Retail — 1.1%
Dollar Tree Inc.(a)	75,308	5,999,788

Oil, Gas & Consumable Fuels — 0.9%
Continental Resources Inc./OK(b)	27,219	446,120
Pioneer Natural Resources Co.	52,710	4,707,530

		5,153,650

Pharmaceuticals — 0.9%
Elanco Animal Health Inc.(a)(b)	125,918	3,111,434
Jazz Pharmaceuticals PLC(a)	18,017	1,986,374

		5,097,808

Professional Services — 1.3%
Equifax Inc.	38,529	5,351,678
Robert Half International Inc.	37,332	1,764,684

		7,116,362

Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A(a)	106,521	4,572,946

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets

Security	Shares	Value

Real Estate Management & Development (continued)
Jones Lang LaSalle Inc.(b)	16,417	$1,733,307

		6,306,253

Road & Rail — 1.8%
JB Hunt Transport Services Inc.	27,135	2,743,891
Kansas City Southern	31,541	4,117,678
Knight-Swift Transportation Holdings Inc.(b)	39,027	1,451,024
Lyft Inc., Class A(a)	64,768	2,126,333

		10,438,926

Semiconductors & Semiconductor Equipment — 5.1%
First Solar Inc.(a)(b)	24,151	1,062,885
Marvell Technology Group Ltd.	212,247	5,675,485
Maxim Integrated Products Inc.	86,110	4,734,328
Microchip Technology Inc.	76,045	6,671,428
MKS Instruments Inc.	17,312	1,735,182
Qorvo Inc.(a)	36,968	3,623,973
Skyworks Solutions Inc.	54,215	5,631,854

		29,135,135

Software — 1.3%
CDK Global Inc.	38,568	1,514,951
Citrix Systems Inc.	36,599	5,307,221
SolarWinds Corp.(a)	20,823	353,575

		7,175,747

Specialty Retail — 2.6%
Advance Auto Parts Inc.(b)	22,045	2,665,461
CarMax Inc.(a)(b)	52,323	3,853,589
Tiffany & Co.	34,351	4,345,401
Tractor Supply Co.	37,671	3,820,970

		14,685,421

Technology Hardware, Storage & Peripherals — 0.6%
NetApp Inc.	72,624	3,178,753

Textiles, Apparel & Luxury Goods — 0.1%
Columbia Sportswear Co.	9,252	674,378

Trading Companies & Distributors — 1.8%
HD Supply Holdings Inc.(a)	52,679	1,563,513

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals Inc.(a)(b)	23,919	$3,073,591
Watsco Inc.	10,368	1,669,144
WW Grainger Inc.	13,884	3,826,153

		10,132,401

Water Utilities — 1.7%
American Water Works Co. Inc.	57,524	7,000,095
Essential Utilities Inc.	68,682	2,870,221

		9,870,316

Total Common Stocks — 99.8% (Cost: $578,849,255)		566,863,658

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	14,976,031	14,992,505
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	822,000	822,000

		15,814,505

Total Short-Term Investments — 2.8% (Cost: $15,790,704)		15,814,505

Total Investments in Securities — 102.6% (Cost: $594,639,959)		582,678,163

Other Assets, Less Liabilities — (2.6)%		(14,772,741)

Net Assets — 100.0%		$567,905,422

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,672,326	7,303,705	14,976,031	$14,992,505	$84,814	(b)	$(6,269)	$21,876
BlackRock Cash Funds: Treasury, SL Agency Shares	351,911	470,089	822,000	822,000	15,771		—	—

				$15,814,505	$100,585		$(6,269)	$21,876

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini	2	06/19/20	$290	$24,098
S&P MidCap 400 E-Mini	4	06/19/20	657	66,730

				$90,828

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$90,828

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(52,175)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$90,828

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$721,542

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$566,863,658	$—	$—	$566,863,658
Money Market Funds	15,814,505	—	—	15,814,505

	$582,678,163	$—	$—	$582,678,163

Derivative financial instruments(a)
Assets
Futures Contracts	$90,828	$—	$—	$90,828

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments April 30, 2020	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
BWX Technologies Inc.	25,312	$1,343,055
HEICO Corp.(a)	10,681	935,656
HEICO Corp., Class A	19,216	1,389,893
Teledyne Technologies Inc.(b)	9,688	3,155,091

		6,823,695

Air Freight & Logistics — 0.3%
XPO Logistics Inc.(a)(b)	24,519	1,636,398

Biotechnology — 5.9%
ACADIA Pharmaceuticals Inc.(b)	29,868	1,442,923
Alnylam Pharmaceuticals Inc.(a)(b)	29,616	3,900,427
BioMarin Pharmaceutical Inc.(b)	47,716	4,390,826
Exact Sciences Corp.(b)	37,156	2,934,581
Incyte Corp.(b)	47,492	4,638,069
Ionis Pharmaceuticals Inc.(b)	34,004	1,888,242
Moderna Inc.(b)	59,220	2,723,528
Neurocrine Biosciences Inc.(b)	24,464	2,400,897
Sage Therapeutics Inc.(b)	13,832	539,171
Sarepta Therapeutics Inc.(b)	18,812	2,217,559
Seattle Genetics Inc.(b)	30,503	4,185,927

		31,262,150

Building Products — 0.8%
Allegion PLC	24,683	2,481,629
Lennox International Inc.(a)	9,315	1,738,924

		4,220,553

Capital Markets — 3.5%
FactSet Research Systems Inc.(a)	10,080	2,772,000
LPL Financial Holdings Inc.	21,502	1,294,850
MarketAxess Holdings Inc.	10,074	4,583,771
Morningstar Inc.	5,459	851,386
MSCI Inc.	22,502	7,358,154
SEI Investments Co.	33,528	1,708,587

		18,568,748

Commercial Services & Supplies — 2.0%
Cintas Corp.	22,270	4,940,154
Copart Inc.(a)(b)	54,340	4,353,177
Rollins Inc.	37,406	1,496,240

		10,789,571

Communications Equipment — 0.7%
Arista Networks Inc.(a)(b)	14,409	3,159,893
Ubiquiti Inc.(a)	3,290	533,079

		3,692,972

Construction Materials — 1.3%
Martin Marietta Materials Inc.	16,603	3,158,389
Vulcan Materials Co.	35,159	3,971,912

		7,130,301

Consumer Finance — 0.2%
Credit Acceptance Corp.(a)(b)	3,687	1,148,759

Distributors — 0.4%
Pool Corp.	10,636	2,251,216

Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions Inc.(b)	15,462	1,800,550
Service Corp. International	48,555	1,783,911
ServiceMaster Global Holdings Inc.(b)	36,079	1,228,490

		4,812,951

Security	Shares	Value

Electronic Equipment, Instruments & Components — 3.1%
CDW Corp./DE	38,168	$4,229,014
Cognex Corp.	45,398	2,507,786
FLIR Systems Inc.	35,651	1,547,253
Keysight Technologies Inc.(b)	49,828	4,821,856
Zebra Technologies Corp., Class A(b)	14,324	3,289,650

		16,395,559

Energy Equipment & Services — 0.4%
Baker Hughes Co.	172,633	2,408,230

Entertainment — 1.9%
Live Nation Entertainment Inc.(b)	37,433	1,679,619
Roku Inc.(a)(b)	24,317	2,947,950
Take-Two Interactive Software Inc.(b)	30,065	3,639,368
Zynga Inc., Class A(b)	251,278	1,894,636

		10,161,573

Equity Real Estate Investment Trusts (REITs) — 2.3%
American Homes 4 Rent, Class A	67,702	1,634,326
CyrusOne Inc.	30,071	2,109,481
SBA Communications Corp.	29,911	8,671,797

		12,415,604

Food Products — 1.0%
McCormick & Co. Inc./MD, NVS(a)	32,826	5,148,430

Health Care Equipment & Supplies — 9.5%
ABIOMED Inc.(b)	11,996	2,294,235
Align Technology Inc.(b)	19,052	4,093,322
Cooper Companies Inc. (The)(a)	13,169	3,775,552
DexCom Inc.(a)(b)	24,223	8,119,550
Haemonetics Corp.(b)	13,464	1,531,934
IDEXX Laboratories Inc.(b)	22,788	6,325,949
Insulet Corp.(b)	16,423	3,280,002
Masimo Corp.(b)	13,032	2,787,675
Novocure Ltd.(b)	20,506	1,349,295
ResMed Inc.	38,195	5,932,447
Steris PLC(a)	22,522	3,209,385
Teleflex Inc.	12,298	4,124,749
West Pharmaceutical Services Inc.(a)	19,655	3,719,905

		50,544,000

Health Care Providers & Services — 0.5%
Chemed Corp.	4,252	1,771,256
Guardant Health Inc.(a)(b)	10,687	822,471

		2,593,727

Health Care Technology — 2.3%
Cerner Corp.	83,438	5,789,763
Veeva Systems Inc., Class A(b)	34,947	6,667,887

		12,457,650

Hotels, Restaurants & Leisure — 2.7%
Chipotle Mexican Grill Inc.(b)	6,793	5,967,990
Domino’s Pizza Inc.	10,272	3,717,745
Dunkin’ Brands Group Inc.	22,020	1,383,737
Planet Fitness Inc., Class A(a)(b)	21,752	1,312,298
Vail Resorts Inc.	10,717	1,832,607

		14,214,377

Household Durables — 0.5%
NVR Inc.(b)	923	2,861,300

Household Products — 0.9%
Church & Dwight Co. Inc.	65,189	4,562,578

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.3%
Carlisle Companies Inc.	15,054	$1,820,932

Insurance — 1.2%
Brown & Brown Inc.	62,120	2,230,729
Erie Indemnity Co., Class A, NVS	4,903	873,028
Markel Corp.(b)	3,669	3,176,767

		6,280,524

Interactive Media & Services — 3.0%
IAC/InterActiveCorp.(b)	19,259	4,304,001
Snap Inc., Class A, NVS(a)(b)	208,652	3,674,362
Twitter Inc.(a)(b)	206,233	5,914,762
Zillow Group Inc., Class A(a)(b)	9,104	396,388
Zillow Group Inc., Class C, NVS(a)(b)	33,385	1,467,605

		15,757,118

Internet & Direct Marketing Retail — 2.2%
Etsy Inc.(b)	31,475	2,041,783
Expedia Group Inc.	37,122	2,634,919
MercadoLibre Inc.(a)(b)	12,017	7,012,040

		11,688,742

IT Services — 10.5%
Akamai Technologies Inc.(b)	42,928	4,194,495
Black Knight Inc.(a)(b)	39,733	2,803,958
Booz Allen Hamilton Holding Corp.	37,291	2,738,651
Broadridge Financial Solutions Inc.(a)	30,455	3,532,780
EPAM Systems Inc.(b)	14,607	3,226,540
Euronet Worldwide Inc.(b)	14,370	1,318,591
FleetCor Technologies Inc.(b)	23,053	5,561,536
Gartner Inc.(b)	23,763	2,823,282
GoDaddy Inc., Class A(b)	47,011	3,263,974
Jack Henry & Associates Inc.	20,438	3,342,635
MongoDB Inc.(a)(b)	9,258	1,501,000
Okta Inc.(b)	29,861	4,517,969
Square Inc., Class A(a)(b)	91,018	5,928,912
Twilio Inc., Class A(b)	33,099	3,717,018
VeriSign Inc.(b)	27,446	5,749,663
WEX Inc.(b)	11,509	1,522,871

		55,743,875

Life Sciences Tools & Services — 5.1%
Agilent Technologies Inc.	82,208	6,302,065
Avantor Inc.(b)	59,020	992,126
Bio-Rad Laboratories Inc., Class A(b)	5,740	2,526,174
Bio-Techne Corp.	10,124	2,277,900
Bruker Corp.	27,042	1,063,291
Charles River Laboratories International Inc.(b)	12,974	1,876,949
Mettler-Toledo International Inc.(a)(b)	6,469	4,657,292
PerkinElmer Inc.	29,514	2,671,902
PRA Health Sciences Inc.(b)	16,801	1,621,297
Waters Corp.(a)(b)	17,117	3,200,879

		27,189,875

Machinery — 2.9%
Graco Inc.	44,304	1,978,617
IDEX Corp.	20,205	3,104,094
Nordson Corp.(a)	13,592	2,187,089
Toro Co. (The)	28,318	1,806,972
WABCO Holdings Inc.(b)	13,615	1,829,584
Woodward Inc.	14,958	905,856
Xylem Inc./NY	47,837	3,439,480

		15,251,692

Security	Shares	Value

Media — 0.9%
Altice USA Inc., Class A(b)	82,064	$2,131,202
Cable One Inc.	1,335	2,553,668

		4,684,870

Metals & Mining — 0.4%
Royal Gold Inc.	17,424	2,134,963

Oil, Gas & Consumable Fuels — 1.9%
Cabot Oil & Gas Corp.	108,362	2,342,786
Cheniere Energy Inc.(b)	61,582	2,875,264
Concho Resources Inc.	53,401	3,028,905
Diamondback Energy Inc.	42,806	1,863,773

		10,110,728

Pharmaceuticals — 0.5%
Catalent Inc.(b)	41,110	2,842,756

Professional Services — 4.5%
CoStar Group Inc.(b)	9,732	6,308,866
IHS Markit Ltd.	106,519	7,168,729
TransUnion	50,021	3,941,155
Verisk Analytics Inc.	43,530	6,652,690

		24,071,440

Road & Rail — 0.7%
Old Dominion Freight Line Inc.	25,446	3,697,049

Semiconductors & Semiconductor Equipment — 4.0%
Entegris Inc.	35,828	1,942,952
KLA Corp.	41,917	6,878,160
Monolithic Power Systems Inc.	10,732	2,145,434
Teradyne Inc.	44,516	2,784,031
Universal Display Corp.	11,263	1,690,802
Xilinx Inc.	66,800	5,838,320

		21,279,699

Software — 15.4%
Anaplan Inc.(a)(b)	22,681	926,746
ANSYS Inc.(b)	22,734	5,952,443
Aspen Technology Inc.(b)	18,119	1,852,668
Cadence Design Systems Inc.(b)	74,538	6,047,268
Ceridian HCM Holding Inc.(b)	26,777	1,579,040
Coupa Software Inc.(b)	16,693	2,939,470
DocuSign Inc.(b)	33,194	3,477,071
Dynatrace Inc.(b)	23,848	711,863
Elastic NV(b)	8,621	552,951
Fair Isaac Corp.(b)	7,693	2,715,167
Fortinet Inc.(a)(b)	37,710	4,062,875
Guidewire Software Inc.(b)	21,935	1,992,575
HubSpot Inc.(b)	10,693	1,803,161
Palo Alto Networks Inc.(b)	26,022	5,113,583
Paycom Software Inc.(a)(b)	13,031	3,401,352
Pegasystems Inc.	10,116	845,900
Proofpoint Inc.(b)	14,997	1,825,585
PTC Inc.(b)	27,611	1,912,062
RealPage Inc.(b)	21,177	1,365,705
RingCentral Inc., Class A(b)	19,918	4,551,860
Slack Technologies Inc., Class A(b)	14,313	382,014
Splunk Inc.(b)	40,999	5,754,620
SS&C Technologies Holdings Inc.	58,404	3,221,565
Synopsys Inc.(b)	39,935	6,274,587
Trade Desk Inc. (The), Class A(a)(b)	10,582	3,096,082
Tyler Technologies Inc.(a)(b)	10,357	3,321,386
VMware Inc., Class A(b)	20,955	2,756,002

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zendesk Inc.(b)	29,798	$2,290,870
Zscaler Inc.(b)	17,352	1,163,972

		81,890,443

Specialty Retail — 1.5%
Burlington Stores Inc.(b)	17,599	3,215,161
Five Below Inc.(b)	14,806	1,334,909
Ulta Beauty Inc.(b)	15,185	3,309,115

		7,859,185

Textiles, Apparel & Luxury Goods — 1.5%
Lululemon Athletica Inc.(a)(b)	31,838	7,115,156
Under Armour Inc., Class A(b)	49,816	519,083
Under Armour Inc., Class C, NVS(b)	51,885	480,974

		8,115,213

Trading Companies & Distributors — 1.0%
Fastenal Co.	152,353	5,518,226

Total Common Stocks — 99.9% (Cost: $477,581,832)		532,037,672

Security	Shares	Value

Short-Term Investments

Money Market Funds — 9.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	50,383,943	$50,439,366

Total Short-Term Investments — 9.5% (Cost: $50,388,562)		50,439,366

Total Investments in Securities — 109.4% (Cost: $527,970,394)		582,477,038

Other Assets, Less Liabilities — (9.4)%		(49,843,896)

Net Assets — 100.0%		$532,633,142

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	36,772,170	13,611,773	50,383,943	$50,439,366	$189,443	(b)	$(19,755)	$45,825
BlackRock Cash Funds: Treasury, SL Agency Shares	218,923	(218,923)	—	—	7,383		—	—

				$50,439,366	$196,826		$(19,755)	$45,825

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini	4	06/19/20	$261	$25,650
S&P Select Sector Technology E-Mini Index	2	06/19/20	184	23,182

				$48,832

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$48,832

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Growth ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$23,803

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$48,832

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$320,714

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$532,037,672	$—	$—	$532,037,672
Money Market Funds	50,439,366	—	—	50,439,366

	$582,477,038	$—	$—	$582,477,038

Derivative financial instruments(a)
Assets
Futures Contracts	$48,832	$—	$—	$48,832

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments April 30, 2020	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Howmet Aerospace Inc.	83,873	$1,096,220

Airlines — 1.2%
Alaska Air Group Inc.	26,658	866,918
American Airlines Group Inc.(a)	84,460	1,014,365
JetBlue Airways Corp.(b)	62,537	609,110
United Airlines Holdings Inc.(b)	53,915	1,594,806

		4,085,199

Auto Components — 1.0%
Autoliv Inc.	16,992	1,019,860
BorgWarner Inc.	44,690	1,276,793
Lear Corp.	11,888	1,160,863

		3,457,516

Automobiles — 0.2%
Harley-Davidson Inc.(a)	33,394	728,991

Banks — 6.7%
BOK Financial Corp.	6,907	357,713
Citizens Financial Group Inc.	94,085	2,106,563
Comerica Inc.	31,199	1,087,597
Cullen/Frost Bankers Inc.	12,322	885,459
Fifth Third Bancorp.	153,591	2,870,616
Huntington Bancshares Inc./OH	223,517	2,065,297
KeyCorp.	213,172	2,483,454
M&T Bank Corp.	28,560	3,201,005
People’s United Financial Inc.	96,197	1,220,740
Popular Inc.	19,171	739,809
Regions Financial Corp.	208,775	2,244,331
Synovus Financial Corp.	31,763	667,340
TCF Financial Corp.	33,201	985,738
Zions Bancorp. N.A.	36,893	1,166,188

		22,081,850

Beverages — 0.5%
Molson Coors Beverage Co., Class B	40,658	1,667,385

Building Products — 0.8%
Fortune Brands Home & Security Inc.	30,116	1,451,591
Owens Corning	23,545	1,020,911

		2,472,502

Capital Markets — 3.3%
E*TRADE Financial Corp.	48,894	1,985,585
Franklin Resources Inc.	60,259	1,135,280
Invesco Ltd.	80,553	694,367
State Street Corp.	78,698	4,961,122
TD Ameritrade Holding Corp.	57,326	2,251,192

		11,027,546

Chemicals — 3.0%
Albemarle Corp.	22,949	1,409,757
Celanese Corp.	26,160	2,173,111
Corteva Inc.(b)	161,975	4,242,125
Eastman Chemical Co.	29,430	1,780,810
Westlake Chemical Corp.	7,505	326,092

		9,931,895

Commercial Services & Supplies — 0.0%
ADT Inc.(a)	22,467	128,736

Communications Equipment — 0.5%
Juniper Networks Inc.	72,440	1,564,704

Security	Shares	Value

Construction & Engineering — 0.7%
AECOM(b)	33,998	$1,232,767
Quanta Services Inc.	30,796	1,119,743

		2,352,510

Consumer Finance — 2.1%
Ally Financial Inc.	82,258	1,348,209
Discover Financial Services	67,843	2,915,214
Santander Consumer USA Holdings Inc.	20,931	326,314
Synchrony Financial	122,152	2,417,388

		7,007,125

Containers & Packaging — 4.8%
Amcor PLC	350,644	3,145,277
Avery Dennison Corp.	18,072	1,994,968
Crown Holdings Inc.(b)	29,332	1,889,274
International Paper Co.	84,865	2,906,626
Packaging Corp. of America	20,487	1,980,068
Sealed Air Corp.	33,442	956,107
Sonoco Products Co.	21,664	1,058,070
Westrock Co.	55,815	1,796,685

		15,727,075

Distributors — 0.8%
Genuine Parts Co.	31,445	2,492,960

Diversified Financial Services — 0.7%
Equitable Holdings Inc.	90,409	1,656,293
Jefferies Financial Group Inc.	51,770	710,284

		2,366,577

Diversified Telecommunication Services — 0.7%
CenturyLink Inc.	212,360	2,255,263

Electric Utilities — 9.8%
Alliant Energy Corp.	52,019	2,525,522
Avangrid Inc.	12,065	518,795
Edison International	77,611	4,556,542
Entergy Corp.	43,092	4,115,717
Evergy Inc.	49,324	2,882,001
Eversource Energy	70,071	5,654,730
FirstEnergy Corp.	116,939	4,826,073
OGE Energy Corp.	43,323	1,365,541
Pinnacle West Capital Corp.	24,329	1,873,090
PPL Corp.	166,177	4,224,219

		32,542,230

Electronic Equipment, Instruments & Components — 1.8%
Arrow Electronics Inc.(b)	17,627	1,109,091
Corning Inc.	166,457	3,663,719
Flex Ltd.(b)	110,012	1,073,717

		5,846,527

Energy Equipment & Services — 0.6%
Halliburton Co.	189,981	1,994,801

Equity Real Estate Investment Trusts (REITs) — 4.9%
Brixmor Property Group Inc.	64,462	738,090
EPR Properties	16,926	497,963
Host Hotels & Resorts Inc.	155,217	1,910,721
Kimco Realty Corp.	91,382	996,978
Lamar Advertising Co., Class A	18,616	1,073,212
Medical Properties Trust Inc.	111,989	1,919,491
National Retail Properties Inc.	37,147	1,212,478
Omega Healthcare Investors Inc.	47,290	1,378,504
Park Hotels & Resorts Inc.	51,638	491,077

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.	17,642	$935,908
Ventas Inc.	80,670	2,609,675
WP Carey Inc.	37,285	2,452,607

		16,216,704

Food & Staples Retailing — 1.7%
Kroger Co. (The)	173,575	5,486,706

Food Products — 6.8%
Archer-Daniels-Midland Co.	120,482	4,474,702
Bunge Ltd.	30,642	1,215,568
Campbell Soup Co.	36,560	1,827,269
Conagra Brands Inc.	105,325	3,522,068
Ingredion Inc.	14,463	1,174,396
JM Smucker Co. (The)	24,685	2,836,553
Kellogg Co.	53,890	3,529,795
Tyson Foods Inc., Class A	63,886	3,973,070

		22,553,421

Gas Utilities — 0.4%
UGI Corp.	45,236	1,365,222

Health Care Equipment & Supplies — 1.6%
Zimmer Biomet Holdings Inc.	44,516	5,328,565

Health Care Providers & Services — 6.4%
AmerisourceBergen Corp.	32,534	2,916,998
Cardinal Health Inc.	63,302	3,132,183
Henry Schein Inc.(a)(b)	31,759	1,732,771
Laboratory Corp. of America Holdings(b)	21,015	3,455,917
McKesson Corp.	34,953	4,937,111
Quest Diagnostics Inc.	29,152	3,209,927
Universal Health Services Inc., Class B	17,385	1,837,421

		21,222,328

Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment Corp.(a)(b)	120,797	1,166,899
Carnival Corp.(a)	100,801	1,602,736
Norwegian Cruise Line Holdings Ltd.(b)	46,083	755,761

		3,525,396

Household Durables — 1.3%
Mohawk Industries Inc.(a)(b)	12,866	1,128,606
Newell Brands Inc.	82,538	1,145,627
Toll Brothers Inc.	26,148	628,075
Whirlpool Corp.	13,678	1,528,380

		4,430,688

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp. (The)	143,685	1,903,826

Insurance — 5.3%
American Financial Group Inc./OH	16,207	1,073,552
Assurant Inc.	13,123	1,394,188
Athene Holding Ltd., Class A(b)	25,675	693,225
Fidelity National Financial Inc.	59,535	1,610,422
First American Financial Corp.	24,312	1,121,269
Globe Life Inc.	21,562	1,775,415
Hartford Financial Services Group Inc. (The)	78,005	2,963,410
Lincoln National Corp.	42,925	1,522,550
Old Republic International Corp.	61,759	985,056
Principal Financial Group Inc.	55,889	2,034,918
Reinsurance Group of America Inc.	13,555	1,418,937
Unum Group	44,435	775,391

		17,368,333

Security	Shares	Value

IT Services — 0.8%
DXC Technology Co.	55,405	$1,004,492
Western Union Co. (The)	90,738	1,730,374

		2,734,866

Machinery — 3.8%
Allison Transmission Holdings Inc.	25,805	937,754
PACCAR Inc.	74,857	5,182,350
Pentair PLC	36,411	1,259,457
Snap-on Inc.	11,870	1,546,542
Stanley Black & Decker Inc.	32,900	3,625,580

		12,551,683

Media — 3.5%
DISH Network Corp., Class A(a)(b)	55,440	1,386,832
Fox Corp., Class A, NVS(a)	76,726	1,984,902
Fox Corp., Class B(b)	35,140	898,178
Interpublic Group of Companies Inc. (The)	83,922	1,424,995
News Corp., Class A, NVS	84,095	833,381
News Corp., Class B	26,449	270,309
Omnicom Group Inc.	47,123	2,687,425
ViacomCBS Inc., Class B, NVS	116,957	2,018,678

		11,504,700

Metals & Mining — 2.4%
Freeport-McMoRan Inc.	314,019	2,772,788
Nucor Corp.	65,624	2,703,053
Reliance Steel & Aluminum Co.	14,433	1,292,908
Steel Dynamics Inc.	46,630	1,131,710

		7,900,459

Mortgage Real Estate Investment — 1.4%
AGNC Investment Corp.	117,069	1,453,997
Annaly Capital Management Inc.	309,514	1,934,462
New Residential Investment Corp.	89,619	545,780
Starwood Property Trust Inc.	61,018	789,573

		4,723,812

Multi-Utilities — 5.0%
Ameren Corp.	53,248	3,873,792
CenterPoint Energy Inc.	108,699	1,851,144
CMS Energy Corp.	61,431	3,507,096
DTE Energy Co.	41,577	4,313,198
MDU Resources Group Inc.	43,368	974,045
NiSource Inc.	80,845	2,030,018

		16,549,293

Multiline Retail — 0.3%
Kohl’s Corp.	33,894	625,683
Nordstrom Inc.	23,123	434,250

		1,059,933

Oil, Gas & Consumable Fuels — 2.6%
Apache Corp.	81,496	1,065,968
Devon Energy Corp.	83,757	1,044,450
Hess Corp.	56,055	2,726,515
HollyFrontier Corp.	32,135	1,061,740
Marathon Oil Corp.	173,127	1,059,537
Noble Energy Inc.	103,517	1,015,502
Targa Resources Corp.	50,252	651,266

		8,624,978

Personal Products — 0.3%
Coty Inc., Class A	63,896	348,233
Herbalife Nutrition Ltd.(b)	20,108	751,034

		1,099,267

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 1.0%
Mylan NV(b)	111,706	$1,873,310
Perrigo Co. PLC	29,458	1,570,111

		3,443,421

Professional Services — 0.6%
ManpowerGroup Inc.	12,761	947,377
Nielsen Holdings PLC	77,007	1,134,313

		2,081,690

Road & Rail — 0.2%
AMERCO	1,733	485,465

Semiconductors & Semiconductor Equipment — 0.4%
ON Semiconductor Corp.(b)	88,948	1,427,171

Software — 0.8%
NortonLifeLock Inc.	124,097	2,639,543

Specialty Retail — 1.3%
Best Buy Co. Inc.	49,286	3,781,715
Gap Inc. (The)(a)	45,933	372,976

		4,154,691

Technology Hardware, Storage & Peripherals — 4.7%
Dell Technologies Inc., Class C(b)	33,581	1,433,573
Hewlett Packard Enterprise Co.	280,058	2,817,384
HP Inc.	320,728	4,974,491
Seagate Technology PLC	50,035	2,499,248
Western Digital Corp.	64,367	2,966,031
Xerox Holdings Corp.	40,238	735,953

		15,426,680

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc.	78,282	778,123
PVH Corp.	16,047	789,994

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Tapestry Inc.	59,720	$888,633

		2,456,750

Thrifts & Mortgage Finance — 0.3%
New York Community Bancorp. Inc.	101,148	1,098,467

Total Common Stocks — 99.7% (Cost: $408,715,722)		330,191,670

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	7,261,950	7,269,938
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	525,000	525,000

		7,794,938

Total Short-Term Investments — 2.4% (Cost: $7,786,041)		7,794,938

Total Investments in Securities — 102.1% (Cost: $416,501,763)		337,986,608

Other Assets, Less Liabilities — (2.1)%		(6,938,689)

Net Assets — 100.0%		$331,047,919

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,184,023	3,077,927	7,261,950	$7,269,938	$30,614	(b)	$(8,062)	$8,449
BlackRock Cash Funds: Treasury, SL Agency Shares	336,338	188,662	525,000	525,000	12,327		—	—

				$7,794,938	$42,941		$(8,062)	$8,449

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P MidCap 400 E-Mini	4	06/19/20	$657	$70,140
S&P Select Sector Utilities E-Mini Index	2	06/19/20	115	(4,364)

				$65,776

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Mid-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$70,140

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,364

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(353,729)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$65,776

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$554,916

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$330,191,670	$—	$—	$330,191,670
Money Market Funds	7,794,938	—	—	7,794,938

	$337,986,608	$—	$—	$337,986,608

Derivative financial instruments(a)
Assets
Futures Contracts	$70,140	$—	$—	$70,140
Liabilities
Futures Contracts	(4,364)	—	—	(4,364)

	$65,776	$—	$—	$65,776

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments April 30, 2020	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Aerojet Rocketdyne Holdings Inc.(a)(b)	23,993	$987,072
Cubic Corp.	10,397	397,269
Curtiss-Wright Corp.	14,156	1,467,270
Moog Inc., Class A	10,707	529,782
Parsons Corp.(a)	6,245	233,563

		3,614,956

Airlines — 0.2%
Allegiant Travel Co.	4,369	342,879

Auto Components — 0.7%
LCI Industries	8,312	720,817
Visteon Corp.(a)	9,263	558,559

		1,279,376

Banks — 10.3%
Ameris Bancorp.	21,752	553,153
Atlantic Union Bankshares Corp.	26,779	639,215
BancFirst Corp.	5,976	230,136
BancorpSouth Bank	31,861	697,437
Bank of Hawaii Corp.	13,345	909,862
CenterState Bank Corp.	41,537	722,328
Community Bank System Inc.	17,121	1,069,891
CVB Financial Corp.	44,077	916,140
First BanCorp./Puerto Rico	72,166	420,728
First Citizens BancShares Inc./NC, Class A	2,708	1,034,456
First Interstate BancSystem Inc., Class A	11,686	394,987
Glacier Bancorp. Inc.	28,467	1,084,023
Heartland Financial USA Inc.	10,816	367,420
Home BancShares Inc./AR	51,519	789,786
Independent Bank Corp.	11,383	829,707
Independent Bank Group Inc.	12,089	366,418
Investors Bancorp. Inc.	66,580	619,860
Pacific Premier Bancorp. Inc.	19,658	419,698
Pinnacle Financial Partners Inc.	23,850	959,963
Renasant Corp.	18,954	497,163
Simmons First National Corp., Class A	37,840	707,608
South State Corp.	11,204	648,039
Sterling Bancorp./DE	67,088	827,195
TowneBank/Portsmouth VA	21,233	428,907
United Community Banks Inc./GA	26,164	553,238
Westamerica Bancorp.	8,961	564,543
Western Alliance Bancorp.	31,301	1,123,080
Wintrust Financial Corp.	18,950	794,005

		19,168,986

Biotechnology — 2.9%
Bluebird Bio Inc.(a)	18,338	988,051
Immunomedics Inc.(a)	65,909	2,002,315
Intercept Pharmaceuticals Inc.(a)	8,349	683,950
Iovance Biotherapeutics Inc.(a)	38,492	1,237,518
Myriad Genetics Inc.(a)	24,634	380,842

		5,292,676

Building Products — 0.8%
Advanced Drainage Systems Inc.	17,232	698,585
Universal Forest Products Inc.	20,339	836,340

		1,534,925

Capital Markets — 1.9%
Ares Management Corp., Class A	24,765	830,866
Cohen & Steers Inc.	7,197	415,555

Security	Shares	Value

Capital Markets (continued)
Eaton Vance Corp., NVS	37,517	$1,376,874
Houlihan Lokey Inc.	14,540	863,385

		3,486,680

Chemicals — 4.4%
Ashland Global Holdings Inc.	19,967	1,231,764
HB Fuller Co.	16,887	621,273
Innospec Inc.	8,137	590,095
NewMarket Corp.	2,450	1,008,028
PolyOne Corp.	29,968	697,955
PQ Group Holdings Inc.(a)	12,753	149,465
Scotts Miracle-Gro Co. (The)	13,139	1,629,630
Sensient Technologies Corp.	14,054	671,641
Stepan Co.	6,652	634,601
WR Grace & Co.	18,575	877,297

		8,111,749

Commercial Services & Supplies — 2.7%
ABM Industries Inc.(b)	22,002	758,849
Advanced Disposal Services Inc.(a)	24,046	775,483
Brady Corp., Class A, NVS	16,524	719,455
BrightView Holdings Inc.(a)(b)	10,133	129,905
Casella Waste Systems Inc., Class A(a)	14,605	677,380
Covanta Holding Corp.	38,737	301,374
Harsco Corp.(a)(b)	26,056	260,039
Herman Miller Inc.	19,558	440,837
McGrath RentCorp.	8,043	438,746
Mobile Mini Inc.	14,611	417,436

		4,919,504

Communications Equipment — 0.7%
InterDigital Inc.	10,317	596,013
NetScout Systems Inc.(a)	21,872	579,170
Plantronics Inc.	10,923	154,233

		1,329,416

Construction & Engineering — 1.8%
Arcosa Inc.	16,068	598,854
EMCOR Group Inc.	18,617	1,182,738
MasTec Inc.(a)(b)	20,023	718,826
Valmont Industries Inc.	7,131	836,039

		3,336,457

Construction Materials — 0.4%
Eagle Materials Inc.	13,823	843,341

Consumer Finance — 0.6%
SLM Corp.	139,953	1,167,208

Containers & Packaging — 0.7%
Graphic Packaging Holding Co.	96,234	1,284,724

Diversified Consumer Services — 1.1%
Adtalem Global Education Inc.(a)	17,890	568,365
H&R Block Inc.	64,715	1,077,505
WW International Inc.(a)	15,401	392,880

		2,038,750

Diversified Financial Services — 0.2%
FGL Holdings	43,300	449,454

Diversified Telecommunication Services — 1.4%
Cogent Communications Holdings Inc.	13,817	1,158,279
Iridium Communications Inc.(a)	32,211	724,909
Vonage Holdings Corp.(a)	75,737	633,161

		2,516,349

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 1.3%
MGE Energy Inc.	11,511	$744,301
Otter Tail Corp.	13,204	585,994
PNM Resources Inc.	26,402	1,069,017

		2,399,312

Electrical Equipment — 1.2%
Acuity Brands Inc.	13,135	1,137,360
EnerSys	14,041	819,854
Sunrun Inc.(a)	25,803	362,016

		2,319,230

Electronic Equipment, Instruments & Components — 2.4%
Coherent Inc.(a)(b)	8,004	1,023,472
Fabrinet(a)	12,287	771,009
II-VI Inc.(a)	28,904	994,876
Insight Enterprises Inc.(a)	11,854	643,554
Knowles Corp.(a)	28,497	443,128
Plexus Corp.(a)	9,693	607,654

		4,483,693

Energy Equipment & Services — 0.5%
Apergy Corp.(a)(b)	25,718	236,863
Helmerich & Payne Inc.	36,009	711,898

		948,761

Entertainment — 0.5%
Cinemark Holdings Inc.	35,321	504,384
Lions Gate Entertainment Corp., Class A(a)	18,497	132,069
Lions Gate Entertainment Corp., Class B, NVS(a)	35,837	239,391

		875,844

Equity Real Estate Investment Trusts (REITs) — 13.9%
Acadia Realty Trust	28,793	356,745
Agree Realty Corp.	15,932	1,037,333
Alexander & Baldwin Inc.	22,482	295,414
Alexander’s Inc.	692	218,160
American Assets Trust Inc.	15,879	449,693
Brandywine Realty Trust	58,504	652,905
CareTrust REIT Inc.	31,740	523,075
Columbia Property Trust Inc.	38,840	555,024
Corporate Office Properties Trust(b)	37,208	983,035
EastGroup Properties Inc.(b)	12,736	1,350,016
Empire State Realty Trust Inc., Class A	49,637	414,965
Four Corners Property Trust Inc.	22,824	511,029
Global Net Lease Inc.	29,624	426,289
Hannon Armstrong Sustainable Infrastructure Capital Inc.	21,759	609,034
Healthcare Realty Trust Inc.	44,342	1,303,211
Highwoods Properties Inc.	34,398	1,334,986
JBG SMITH Properties	39,136	1,328,667
Life Storage Inc.(b)	15,468	1,354,842
National Health Investors Inc.	14,597	803,711
Outfront Media Inc.	47,656	747,723
Paramount Group Inc.(b)	66,852	645,122
Pebblebrook Hotel Trust	43,256	512,151
Physicians Realty Trust	65,302	1,006,957
Piedmont Office Realty Trust Inc., Class A	41,765	724,623
PotlatchDeltic Corp.	22,320	783,655
PS Business Parks Inc.	6,650	858,449
Rayonier Inc.	42,863	1,029,998
Retail Opportunity Investments Corp.	38,412	372,788
RLJ Lodging Trust	56,473	524,634
Ryman Hospitality Properties Inc.	18,084	639,089
Spirit Realty Capital Inc.	33,053	1,016,710
STAG Industrial Inc.	49,294	1,293,968

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Urban Edge Properties	38,136	$438,564
Washington REIT	26,762	624,090

		25,726,655

Food & Staples Retailing — 1.9%
BJ’s Wholesale Club Holdings Inc.(a)(b)	40,491	1,065,318
Grocery Outlet Holding Corp.(a)	20,641	686,726
Performance Food Group Co.(a)	43,350	1,272,323
PriceSmart Inc.(b)	7,380	468,925

		3,493,292

Food Products — 1.5%
Cal-Maine Foods Inc.	10,029	416,304
Freshpet Inc.(a)(b)	11,296	851,831
Hain Celestial Group Inc. (The)(a)(b)	26,675	689,282
J&J Snack Foods Corp.	4,959	629,942
Seaboard Corp.	85	255,943

		2,843,302

Gas Utilities — 1.8%
New Jersey Resources Corp.	31,657	1,069,373
ONE Gas Inc.	17,487	1,393,889
South Jersey Industries Inc.	30,613	875,226

		3,338,488

Health Care Equipment & Supplies — 0.9%
Integer Holdings Corp.(a)	10,851	807,965
LivaNova PLC(a)	16,071	853,692

		1,661,657

Health Care Providers & Services — 1.4%
AMN Healthcare Services Inc.(a)(b)	15,510	728,660
Magellan Health Inc.(a)	7,212	437,985
Option Care Health Inc.(a)(b)	11,189	160,003
Premier Inc., Class A(a)	21,945	727,696
Select Medical Holdings Corp.(a)	35,694	609,296

		2,663,640

Health Care Technology — 0.2%
Allscripts Healthcare Solutions Inc.(a)(b)	53,767	349,485

Hotels, Restaurants & Leisure — 2.2%
Hilton Grand Vacations Inc.(a)	28,314	583,268
Hyatt Hotels Corp., Class A	12,148	683,446
Jack in the Box Inc.	7,849	473,295
Marriott Vacations Worldwide Corp.	12,401	1,029,283
Papa John’s International Inc.(b)	7,303	525,232
SeaWorld Entertainment Inc.(a)	13,330	195,818
Six Flags Entertainment Corp.	26,031	520,880

		4,011,222

Household Durables — 1.4%
Helen of Troy Ltd.(a)	8,344	1,370,752
KB Home	28,449	746,502
LGI Homes Inc.(a)	7,306	442,598

		2,559,852

Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy Inc., Class A	10,799	201,941
Clearway Energy Inc., Class C	26,165	524,085

		726,026

Insurance — 3.1%
Axis Capital Holdings Ltd.	27,827	1,018,468
Enstar Group Ltd.(a)	4,899	708,494
Kemper Corp.	20,774	1,396,428
Mercury General Corp.	8,982	367,903

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
ProAssurance Corp.	17,813	$381,020
Selective Insurance Group Inc.	19,687	986,909
White Mountains Insurance Group Ltd.(b)	1,003	975,919

		5,835,141

Interactive Media & Services — 0.4%
TripAdvisor Inc.	34,892	696,793

Internet & Direct Marketing Retail — 0.1%
Groupon Inc.(a)(b)	148,783	181,515

IT Services — 3.3%
CACI International Inc., Class A(a)	8,304	2,077,163
CSG Systems International Inc.	10,911	530,056
EVERTEC Inc.	19,766	500,870
KBR Inc.	46,965	951,511
ManTech International Corp./VA, Class A	8,937	666,343
MAXIMUS Inc.	21,216	1,428,261

		6,154,204

Leisure Products — 0.2%
Acushnet Holdings Corp.	11,450	313,730

Life Sciences Tools & Services — 0.6%
Syneos Health Inc.(a)	20,645	1,151,785

Machinery — 4.1%
Altra Industrial Motion Corp.	21,395	597,134
Barnes Group Inc.(b)	15,829	607,517
Franklin Electric Co. Inc.	12,778	649,122
Hillenbrand Inc.	24,543	514,176
ITT Inc.	29,083	1,533,256
Mueller Industries Inc.	18,858	488,422
Mueller Water Products Inc., Class A	52,193	495,312
Rexnord Corp.	40,420	1,102,253
SPX Corp.(a)	14,623	557,575
Watts Water Technologies Inc., Class A	9,165	755,196
Welbilt Inc.(a)	43,402	213,972

		7,513,935

Marine — 0.8%
Kirby Corp.(a)(b)	19,869	1,061,402
Matson Inc.	14,195	429,257

		1,490,659

Media — 1.6%
Gray Television Inc.(a)(b)	28,216	327,588
John Wiley & Sons Inc., Class A	14,535	545,789
Liberty Latin America Ltd., Class A(a)	15,138	161,976
Liberty Latin America Ltd., Class C, NVS(a)	37,764	390,480
Nexstar Media Group Inc., Class A	15,294	1,071,192
Sinclair Broadcast Group Inc., Class A	22,218	392,148

		2,889,173

Metals & Mining — 0.7%
Allegheny Technologies Inc.(a)	41,865	314,406
Carpenter Technology Corp.	15,802	350,330
Compass Minerals International Inc.	11,223	551,723

		1,216,459

Mortgage Real Estate Investment — 0.1%
Colony Credit Real Estate Inc.	27,884	134,122

Oil, Gas & Consumable Fuels — 1.8%
Cimarex Energy Co.	33,740	857,671
CNX Resources Corp.(a)(b)	61,803	655,112

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kosmos Energy Ltd.	120,598	$198,987
Murphy Oil Corp.	49,463	586,631
Parsley Energy Inc., Class A	102,345	967,160

		3,265,561

Paper & Forest Products — 0.4%
Louisiana-Pacific Corp.	38,999	779,980

Pharmaceuticals — 2.4%
Horizon Therapeutics PLC(a)	62,113	2,238,552
MyoKardia Inc.(a)	15,319	962,340
Reata Pharmaceuticals Inc., Class A(a)	8,467	1,339,141

		4,540,033

Professional Services — 1.3%
ASGN Inc.(a)	17,532	814,362
CoreLogic Inc.	26,357	1,012,636
Korn Ferry.	18,380	529,895

		2,356,893

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(a)(b)	54,580	664,239
Kennedy-Wilson Holdings Inc.	41,161	582,428

		1,246,667

Road & Rail — 1.2%
Heartland Express Inc.	15,482	303,292
Landstar System Inc.	13,085	1,351,811
Werner Enterprises Inc.	14,714	590,326

		2,245,429

Semiconductors & Semiconductor Equipment — 3.9%
Advanced Energy Industries Inc.(a)	12,721	707,288
Amkor Technology Inc.(a)	34,938	345,187
Cabot Microelectronics Corp.	9,649	1,182,388
Cirrus Logic Inc.(a)	19,167	1,449,025
Cree Inc.(a)(b)	35,719	1,540,561
Diodes Inc.(a)	13,731	698,771
Enphase Energy Inc.(a)(b)	26,374	1,235,094

		7,158,314

Software — 1.5%
j2 Global Inc.	15,347	1,237,582
Progress Software Corp.	14,835	606,900
Verint Systems Inc.(a)	22,128	945,751

		2,790,233

Specialty Retail — 1.2%
Asbury Automotive Group Inc.(a)	6,407	432,473
Lithia Motors Inc., Class A	7,504	829,642
Murphy USA Inc.(a)	9,583	1,023,464

		2,285,579

Textiles, Apparel & Luxury Goods — 2.4%
Crocs Inc.(a)	22,730	551,202
Deckers Outdoor Corp.(a)	9,276	1,379,898
Skechers U.S.A. Inc., Class A(a)	44,401	1,251,220
Steven Madden Ltd.	25,692	644,098
Wolverine World Wide Inc.	26,789	548,907

		4,375,325

Thrifts & Mortgage Finance — 1.3%
Axos Financial Inc.(a)	17,657	406,994
Essent Group Ltd.	32,601	890,659
TFS Financial Corp.	16,692	227,846
Walker & Dunlop Inc.	9,491	364,739

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	17,270	$503,939

		2,394,177

Tobacco — 0.2%
Vector Group Ltd.	38,174	408,462

Trading Companies & Distributors — 1.7%
Applied Industrial Technologies Inc.	12,836	672,478
Beacon Roofing Supply Inc.(a)(b)	22,712	499,664
GATX Corp.(b)	11,655	691,141
Kaman Corp.	9,226	357,600
MSC Industrial Direct Co. Inc., Class A	14,926	890,187

		3,111,070

Water Utilities — 0.7%
California Water Service Group	15,986	718,091
SJW Group	8,604	512,196

		1,230,287

Total Common Stocks — 99.9% (Cost: $212,710,937)		184,883,415

Short-Term Investments

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	12,019,740	12,032,962

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	104,000	$104,000

		12,136,962

Total Short-Term Investments — 6.5% (Cost: $12,124,930)		12,136,962

Total Investments in Securities — 106.4% (Cost: $224,835,867)		197,020,377

Other Assets, Less Liabilities — (6.4)%		(11,905,044)

Net Assets — 100.0%		$185,115,333

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	11,029,124	990,616	12,019,740	$12,032,962	$47,535	(b)	$(2,848)	$7,806
BlackRock Cash Funds: Treasury, SL Agency Shares	114,655	(10,655)	104,000	104,000	4,626		—	—

				$12,136,962	$52,161		$(2,848)	$7,806

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini	3	06/19/20	$196	$16,597

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$16,597

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$13,170

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$16,597

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$142,376

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$184,883,415	$—	$—	$184,883,415
Money Market Funds	12,136,962	—	—	12,136,962

	$197,020,377	$—	$—	$197,020,377

Derivative financial instruments(a)
Assets
Futures Contracts	$16,597	$—	$—	$16,597

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Axon Enterprise Inc.(a)(b)	18,684	$1,358,513
Kratos Defense & Security Solutions Inc.(a)(b)	28,434	427,079
Mercury Systems Inc.(a)	17,487	1,559,141

		3,344,733

Air Freight & Logistics — 0.2%
Forward Air Corp.	8,882	458,311

Auto Components — 0.6%
Dorman Products Inc.(a)	9,198	580,210
Fox Factory Holding Corp.(a)(b)	12,146	619,567

		1,199,777

Banks — 0.9%
First Financial Bankshares Inc.	42,768	1,191,089
ServisFirst Bancshares Inc.	14,508	515,324

		1,706,413

Beverages — 1.0%
Boston Beer Co. Inc. (The), Class A, NVS(a)	2,901	1,353,345
Coca-Cola Consolidated Inc.	1,461	344,022
National Beverage Corp.(a)	3,659	183,792

		1,881,159

Biotechnology — 10.3%
Acceleron Pharma Inc.(a)(b)	14,374	1,301,278
Agios Pharmaceuticals Inc.(a)(b)	18,625	766,233
Akcea Therapeutics Inc.(a)(b)	5,398	92,090
Alkermes PLC(a)	49,664	680,893
Amicus Therapeutics Inc.(a)(b)	80,185	946,985
Arrowhead Pharmaceuticals Inc.(a)	31,503	1,084,648
Biohaven Pharmaceutical Holding Co. Ltd.(a)	13,679	644,281
Blueprint Medicines Corp.(a)(b)	16,970	998,345
CRISPR Therapeutics AG(a)(b)	10,685	525,702
Deciphera Pharmaceuticals Inc.(a)(b)	6,145	356,287
Emergent BioSolutions Inc.(a)	13,809	1,021,176
Exelixis Inc.(a)	95,612	2,361,138
FibroGen Inc.(a)	24,710	911,552
Global Blood Therapeutics Inc.(a)	18,957	1,450,590
Halozyme Therapeutics Inc.(a)(b)	36,203	820,179
Heron Therapeutics Inc.(a)(b)	24,378	347,630
Ironwood Pharmaceuticals Inc.(a)(b)	49,442	494,420
Ligand Pharmaceuticals Inc.(a)(b)	5,190	511,578
Mirati Therapeutics Inc.(a)	11,487	976,855
Natera Inc.(a)	20,533	760,542
Portola Pharmaceuticals Inc.(a)(b)	22,082	156,341
PTC Therapeutics Inc.(a)(b)	19,395	987,593
Ultragenyx Pharmaceutical Inc.(a)(b)	17,088	1,032,628
Xencor Inc.(a)	15,558	454,760

		19,683,724

Building Products — 2.3%
AAON Inc.(b)	12,812	610,364
Armstrong World Industries Inc.	15,269	1,176,934
Simpson Manufacturing Co. Inc.	12,718	916,968
Trex Co. Inc.(a)(b)	18,371	1,749,287

		4,453,553

Capital Markets — 1.2%
Assetmark Financial Holdings Inc.(a)	3,869	92,817
Interactive Brokers Group Inc., Class A(b)	24,161	990,601
Tradeweb Markets Inc., Class A	23,553	1,228,525

		2,311,943

Security	Shares	Value

Chemicals — 1.2%
Balchem Corp.	10,125	$903,555
Ingevity Corp.(a)	13,186	684,617
Quaker Chemical Corp.(b)	4,081	620,802

		2,208,974

Commercial Services &Supplies — 4.1%
Brink’s Co. (The)	15,772	806,265
Cimpress PLC(a)	7,692	559,901
Clean Harbors Inc.(a)	16,188	864,925
Healthcare Services Group Inc.	23,368	595,650
IAA Inc.(a)	42,037	1,622,628
MSA Safety Inc.	11,218	1,262,361
Tetra Tech Inc.	17,187	1,293,837
UniFirst Corp./MA(b)	4,824	811,156

		7,816,723

Communications Equipment — 2.3%
Acacia Communications Inc.(a)(b)	11,817	799,893
Lumentum Holdings Inc.(a)	24,293	1,965,546
ViaSat Inc.(a)(b)	18,183	770,959
Viavi Solutions Inc.(a)	72,449	875,184

		4,411,582

Construction & Engineering — 0.2%
Comfort Systems USA Inc.	11,545	384,448

Construction Materials — 0.3%
Summit Materials Inc., Class A(a)(b)	35,343	534,033

Consumer Finance — 0.8%
FirstCash Inc.	13,433	965,027
LendingTree Inc.(a)(b)	2,420	603,475

		1,568,502

Diversified Consumer Services — 2.6%
Chegg Inc.(a)	36,190	1,547,122
frontdoor Inc.(a)(b)	26,645	1,031,428
Grand Canyon Education Inc.(a)	15,183	1,306,042
Strategic Education Inc.	6,912	1,101,082

		4,985,674

Electronic Equipment, Instruments &Components — 2.9%
Badger Meter Inc.	9,178	541,777
Dolby Laboratories Inc., Class A	20,139	1,208,944
Itron Inc.(a)	11,103	775,212
Littelfuse Inc.	7,667	1,113,555
Novanta Inc.(a)(b)	11,037	959,005
OSI Systems Inc.(a)	5,374	388,970
Rogers Corp.(a)	5,855	650,139

		5,637,602

Energy Equipment &Services — 0.1%
Core Laboratories NV(b)	13,969	273,932

Entertainment — 0.8%
Madison Square Garden Sports Co. (The)(a)(b)	5,422	928,897
World Wrestling Entertainment Inc., Class A(b)	14,962	665,360

		1,594,257

Equity Real Estate Investment Trusts (REITs) — 4.0%
CoreSite Realty Corp.	11,868	1,438,283
Essential Properties Realty Trust Inc.	27,640	406,032
First Industrial Realty Trust Inc.(b)	39,974	1,509,818
National Storage Affiliates Trust	18,671	531,750
QTS Realty Trust Inc., Class A(b)	18,291	1,143,736
Rexford Industrial Realty Inc.	34,929	1,422,309

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Terreno Realty Corp.(b)	21,094	$1,156,373

		7,608,301

Food Products — 1.3%
Beyond Meat Inc.(a)	3,292	325,875
Lancaster Colony Corp.(b)	6,227	838,341
Sanderson Farms Inc.	6,216	846,246
Simply Good Foods Co. (The)(a)(b)	25,872	487,687

		2,498,149

Health Care Equipment & Supplies — 8.2%
Avanos Medical Inc.(a)(b)	15,088	468,482
Cantel Medical Corp.(b)	11,794	436,378
CONMED Corp.	8,947	661,273
Glaukos Corp.(a)(b)	12,273	450,296
Globus Medical Inc., Class A(a)(b)	24,228	1,149,861
ICU Medical Inc.(a)(b)	6,054	1,327,703
Integra LifeSciences Holdings Corp.(a)	22,433	1,145,205
iRhythm Technologies Inc.(a)	8,332	880,192
Neogen Corp.(a)(b)	16,502	1,032,860
Nevro Corp.(a)	9,758	1,147,931
NuVasive Inc.(a)(b)	16,418	999,528
Penumbra Inc.(a)(b)	10,116	1,793,769
Quidel Corp.(a)(b)	11,934	1,658,826
Tandem Diabetes Care Inc.(a)(b)	17,672	1,409,872
Wright Medical Group NV(a)	39,954	1,163,461

		15,725,637

Health Care Providers & Services — 2.7%
Amedisys Inc.(a)	10,150	1,869,224
Ensign Group Inc. (The)	15,812	591,527
HealthEquity Inc.(a)	22,311	1,255,440
LHC Group Inc.(a)	9,326	1,212,287
U.S. Physical Therapy Inc.(b)	4,021	303,585

		5,232,063

Health Care Technology — 3.0%
HMS Holdings Corp.(a)	27,776	796,477
Livongo Health Inc.(a)	4,158	166,362
Omnicell Inc.(a)	13,196	961,988
Teladoc Health Inc.(a)	22,777	3,748,866

		5,673,693

Hotels, Restaurants & Leisure — 3.4%
Boyd Gaming Corp.	25,194	420,488
Choice Hotels International Inc.(b)	10,015	751,626
Churchill Downs Inc.	11,158	1,118,255
Eldorado Resorts Inc.(a)(b)	20,524	440,034
Shake Shack Inc., Class A(a)	9,774	532,781
Texas Roadhouse Inc.	20,570	968,641
Wendy’s Co. (The)	57,912	1,150,132
Wingstop Inc.	9,269	1,086,976

		6,468,933

Household Durables — 1.1%
Installed Building Products Inc.(a)	6,709	330,821
Tempur Sealy International Inc.(a)	14,325	769,969
TopBuild Corp.(a)(b)	10,703	997,412

		2,098,202

Household Products — 0.4%
WD-40 Co.(b)	4,312	751,495

Independent Power and Renewable Electricity Producers — 0.8%
Ormat Technologies Inc.	16,053	1,001,868

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
TerraForm Power Inc., Class A	25,014	$433,242

		1,435,110

Insurance — 0.8%
Kinsale Capital Group Inc.	6,497	705,704
RLI Corp.	12,562	914,891

		1,620,595

Interactive Media & Services — 1.5%
Cargurus Inc.(a)	22,453	513,725
Match Group Inc.(a)(b)	16,980	1,306,781
Pinterest Inc., Class A(a)	32,032	661,781
Yelp Inc.(a)(b)	20,141	450,151

		2,932,438

Internet & Direct Marketing Retail — 0.8%
Grubhub Inc.(a)	28,792	1,375,970
RealReal Inc. (The)(a)	4,854	56,986

		1,432,956

IT Services — 1.1%
ExlService Holdings Inc.(a)	10,750	663,597
LiveRamp Holdings Inc.(a)(b)	21,343	808,046
TTEC Holdings Inc.	5,561	216,768
Verra Mobility Corp.(a)(b)	41,080	368,077

		2,056,488

Leisure Products — 0.4%
Callaway Golf Co.(b)	29,623	424,201
YETI Holdings Inc.(a)(b)	14,305	394,961

		819,162

Life Sciences Tools & Services — 1.8%
Adaptive Biotechnologies Corp.(a)	7,028	224,966
Medpace Holdings Inc.(a)(b)	8,633	689,432
NeoGenomics Inc.(a)	32,858	898,338
Repligen Corp.(a)	14,755	1,713,793

		3,526,529

Machinery — 2.6%
Albany International Corp., Class A	9,679	494,984
Chart Industries Inc.(a)	11,269	402,529
ESCO Technologies Inc.	8,191	624,973
Evoqua Water Technologies Corp.(a)	22,687	364,126
Federal Signal Corp.	19,077	513,744
John Bean Technologies Corp.(b)	9,984	766,172
Proto Labs Inc.(a)(b)	8,437	857,115
RBC Bearings Inc.(a)(b)	7,873	997,352

		5,020,995

Media — 0.8%
New York Times Co. (The), Class A	45,268	1,472,115

Multiline Retail — 0.6%
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	17,211	1,168,799

Oil, Gas & Consumable Fuels — 0.7%
Antero Midstream Corp.	93,363	443,474
Tellurian Inc.(a)(b)	28,973	41,142
WPX Energy Inc.(a)	130,969	802,840

		1,287,456

Personal Products — 0.3%
Inter Parfums Inc.	5,547	247,896
USANA Health Sciences Inc.(a)	3,946	352,062

		599,958

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 0.6%
Pacira BioSciences Inc.(a)(b)	13,136	$542,386
Tilray Inc., Class 2(a)(b)	9,981	80,347
Zogenix Inc.(a)	15,979	451,087

		1,073,820

Professional Services — 2.1%
Exponent Inc.	16,318	1,147,645
FTI Consulting Inc.(a)	11,850	1,509,216
Insperity Inc.	11,854	565,554
TriNet Group Inc.(a)	13,872	679,312
Upwork Inc.(a)	19,853	165,376

		4,067,103

Real Estate Management & Development — 0.7%
Howard Hughes Corp. (The)(a)	13,624	737,876
Redfin Corp.	26,184	553,268

		1,291,144

Road & Rail — 0.4%
Saia Inc.(a)	8,177	756,536

Semiconductors & Semiconductor Equipment — 4.5%
Ambarella Inc.(a)	9,902	520,647
Brooks Automation Inc.	22,794	877,341
Inphi Corp.(a)	14,379	1,388,149
Lattice Semiconductor Corp.(a)	42,109	947,873
Power Integrations Inc.	9,276	949,399
Semtech Corp.(a)	20,886	944,883
Silicon Laboratories Inc.(a)	13,654	1,327,442
SolarEdge Technologies Inc.(a)	15,306	1,707,996

		8,663,730

Software — 16.8%
8x8 Inc.(a)(b)	31,600	535,936
ACI Worldwide Inc.(a)(b)	36,376	996,703
Alarm.com Holdings Inc.(a)	11,485	513,724
Alteryx Inc., Class A(a)(b)	15,340	1,736,181
Avalara Inc.(a)	20,683	1,848,440
Blackbaud Inc.	15,478	855,314
Blackline Inc.(a)(b)	13,507	820,415
Bottomline Technologies DE Inc.(a)	12,016	500,226
Box Inc., Class A(a)(b)	47,128	760,646
Cloudera Inc.(a)	77,588	642,429
CommVault Systems Inc.(a)	13,259	566,027
Cornerstone OnDemand Inc.(a)	16,654	558,908
Dropbox Inc., Class A(a)	67,966	1,428,645
Envestnet Inc.(a)(b)	16,512	1,032,330
Everbridge Inc.(a)(b)	10,637	1,184,749
FireEye Inc.(a)	68,335	786,536
Five9 Inc.(a)(b)	19,235	1,782,508
LivePerson Inc.(a)	19,379	463,933
Manhattan Associates Inc.(a)	20,112	1,426,745
Mimecast Ltd.(a)(b)	17,395	711,456
New Relic Inc.(a)	15,754	845,832
Nutanix Inc., Class A(a)	46,008	942,704
Pagerduty Inc.(a)(b)	2,882	60,839
Paylocity Holding Corp.(a)	11,285	1,292,471
Pluralsight Inc., Class A(a)(b)	25,954	426,684
PROS Holdings Inc.(a)	12,200	419,558
Q2 Holdings Inc.(a)(b)	13,789	1,099,259
Qualys Inc.(a)(b)	10,491	1,106,171
Rapid7 Inc.(a)(b)	13,858	631,232

Security	Shares	Value

Software (continued)
SailPoint Technologies Holding Inc.(a)	26,720	$496,725
Smartsheet Inc., Class A(a)	28,481	1,501,518
SPS Commerce Inc.(a)	10,984	609,722
SVMK Inc.(a)	28,391	445,739
Tenable Holdings Inc.(a)(b)	13,290	346,337
Varonis Systems Inc.(a)	9,611	644,418
Workiva Inc.(a)	11,924	457,285
Yext Inc.(a)(b)	29,459	377,075
Zoom Video Communications Inc., Class A(a)	9,229	1,247,484

		32,102,904

Specialty Retail — 2.5%
Aaron’s Inc.	21,172	675,599
Carvana Co.(a)	15,830	1,268,141
Floor & Decor Holdings Inc., Class A(a)	21,985	932,164
Monro Inc.(b)	10,490	582,090
National Vision Holdings Inc.(a)	24,758	656,087
RH(a)(b)	5,151	740,611

		4,854,692

Technology Hardware, Storage & Peripherals — 0.5%
Pure Storage Inc., Class A(a)(b)	70,938	1,021,507

Thrifts & Mortgage Finance — 0.3%
Columbia Financial Inc.(a)	15,453	218,737
NMI Holdings Inc., Class A(a)	21,399	289,315

		508,052

Trading Companies & Distributors — 0.6%
SiteOne Landscape Supply Inc.(a)(b)	13,023	1,154,228

Water Utilities — 0.5%
American States Water Co.	11,594	920,216

Wireless Telecommunication Services — 0.4%
Shenandoah Telecommunications Co.	14,776	790,664

Total Common Stocks — 99.8% (Cost: $179,700,332)		191,089,010

Short-Term Investments

Money Market Funds — 23.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	44,561,715	44,610,732
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	310,000	310,000

		44,920,732

Total Short-Term Investments — 23.4% (Cost: $44,870,639)		44,920,732

Total Investments in Securities — 123.2% (Cost: $224,570,971)		236,009,742

Other Assets, Less Liabilities — (23.2)%		(44,497,641)

Net Assets — 100.0%		$191,512,101

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Growth ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	38,817,765	5,743,950	44,561,715	$44,610,732	$293,951	(b)	$(11,349)		$38,359
BlackRock Cash Funds: Treasury, SL Agency Shares	66,945	243,055	310,000	310,000	3,658		—		—

				$44,920,732	$297,609		$(11,349)		$38,359

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini	4	06/19/20	$261	$19,182
S&P Select Sector Technology E-Mini Index	1	06/19/20	92	3,758

				$22,940

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,940

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(47,508)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$22,940

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$218,645

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Growth ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$191,089,010	$—	$—	$191,089,010
Money Market Funds	44,920,732	—	—	44,920,732

	$236,009,742	$—	$—	$236,009,742

Derivative financial instruments(a)
Assets
Futures Contracts	$22,940	$—	$—	$22,940

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments April 30, 2020	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
SkyWest Inc.	26,573	$822,435
Spirit Airlines Inc.(a)	36,209	543,859

		1,366,294

Auto Components — 1.2%
Adient PLC(a)	46,015	689,305
Dana Inc.	76,084	874,966
Goodyear Tire & Rubber Co. (The)	122,473	878,131
Veoneer Inc.(a)(b)	53,164	519,944

		2,962,346

Automobiles — 0.8%
Thor Industries Inc.	28,918	1,914,372

Banks — 14.4%
Associated Banc-Corp.	83,613	1,182,288
Bank OZK	63,472	1,435,737
BankUnited Inc.	49,915	988,816
Banner Corp.	18,734	719,948
Cadence BanCorp.	66,843	442,501
Cathay General Bancorp.	39,831	1,112,081
CIT Group Inc.	49,794	945,090
Columbia Banking System Inc.	37,666	1,016,605
First Financial Bancorp.	51,892	798,099
First Hawaiian Inc.	68,785	1,209,928
First Horizon National Corp.	163,303	1,482,791
First Merchants Corp.	29,316	829,936
First Midwest Bancorp. Inc.	57,421	848,682
FNB Corp.	170,528	1,379,571
Fulton Financial Corp.	86,275	1,008,555
Great Western Bancorp. Inc.	29,389	552,513
Hancock Whitney Corp.	45,844	958,598
Hilltop Holdings Inc.	36,869	711,572
Hope Bancorp Inc.	66,156	658,252
IBERIABANK Corp.	27,450	1,138,077
International Bancshares Corp.	30,185	875,063
NBT Bancorp. Inc.	22,866	757,551
Old National Bancorp./IN	88,781	1,258,027
PacWest Bancorp.	62,922	1,273,541
Park National Corp.	7,494	599,370
Prosperity Bancshares Inc.	49,419	2,961,681
Texas Capital Bancshares Inc.(a)	26,494	736,003
Trustmark Corp.	33,785	899,019
UMB Financial Corp.	22,678	1,152,949
Umpqua Holdings Corp.	115,573	1,447,552
United Bankshares Inc./WV	53,261	1,595,700
Valley National Bancorp.	205,361	1,716,818
Webster Financial Corp.	48,319	1,365,012
WesBanco Inc.	34,737	857,309

		36,915,235

Biotechnology — 1.9%
Arena Pharmaceuticals Inc.(a)	26,291	1,287,470
Insmed Inc.(a)	47,034	1,081,782
United Therapeutics Corp.(a)	22,978	2,517,470

		4,886,722

Building Products — 0.6%
Builders FirstSource Inc.(a)	60,931	1,118,084
JELD-WEN Holding Inc.(a)	35,772	454,304

		1,572,388

Security	Shares	Value

Capital Markets — 4.4%
Affiliated Managers Group Inc.	25,835	$1,807,417
BGC Partners Inc., Class A.	147,477	456,441
Evercore Inc., Class A	20,533	1,059,503
Federated Hermes Inc.	50,518	1,150,295
Janus Henderson Group PLC	81,678	1,462,036
Legg Mason Inc.	42,726	2,129,036
Moelis & Co., Class A	25,986	776,202
Stifel Financial Corp.	35,853	1,587,571
Virtu Financial Inc., Class A	38,922	909,607

		11,338,108

Chemicals — 3.5%
Cabot Corp.	29,982	1,016,090
Chemours Co. (The)	85,903	1,007,642
Element Solutions Inc.(a)	116,159	1,190,630
Huntsman Corp.	105,213	1,768,631
Minerals Technologies Inc.	18,387	809,764
Olin Corp.	83,869	1,119,651
Trinseo SA.	20,803	425,421
Valvoline Inc.	98,818	1,698,681

		9,036,510

Commercial Services & Supplies — 1.8%
Deluxe Corp.	22,209	625,628
HNI Corp.	22,634	550,912
KAR Auction Services Inc.	67,631	1,013,112
Stericycle Inc.(a)(b)	47,714	2,328,443

		4,518,095

Communications Equipment — 0.7%
CommScope Holding Co. Inc.(a)(b)	102,017	1,123,207
EchoStar Corp., Class A(a)(b)	24,185	763,037

		1,886,244

Construction & Engineering — 0.3%
Fluor Corp.	74,183	867,941

Consumer Finance — 0.9%
Navient Corp.	89,663	683,232
Nelnet Inc., Class A	11,259	542,121
OneMain Holdings Inc.	40,053	969,683

		2,195,036

Containers & Packaging — 0.7%
Greif Inc., Class A, NVS	13,985	473,952
Silgan Holdings Inc.	40,696	1,404,012

		1,877,964

Diversified Consumer Services — 0.6%
Graham Holdings Co., Class B	2,289	892,733
Laureate Education Inc., Class A(a)	57,824	547,593

		1,440,326

Diversified Financial Services — 0.5%
Cannae Holdings Inc.(a)	37,829	1,193,505

Electric Utilities — 3.8%
ALLETE Inc.	27,090	1,559,300
El Paso Electric Co.	21,359	1,452,412
Hawaiian Electric Industries Inc.	57,040	2,251,369
IDACORP Inc.	26,382	2,421,340
Portland General Electric Co.	46,794	2,189,491

		9,873,912

Electrical Equipment — 1.3%
GrafTech International Ltd.	30,516	247,790
nVent Electric PLC	81,656	1,522,884

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Regal Beloit Corp.	21,475	$1,524,940

		3,295,614

Electronic Equipment, Instruments & Components — 4.1%
Anixter International Inc.(a)	15,789	1,466,167
Avnet Inc.	52,948	1,589,499
Belden Inc.(b)	20,354	695,903
Jabil Inc.	72,782	2,069,920
Sanmina Corp.(a)(b)	36,795	1,020,325
Tech Data Corp.(a)	18,543	2,607,887
Vishay Intertechnology Inc.	69,501	1,153,022

		10,602,723

Energy Equipment & Services — 0.3%
Patterson-UTI Energy Inc.	103,934	383,517
Transocean Ltd.(a)(b)	304,629	389,925

		773,442

Equity Real Estate Investment Trusts (REITs) — 6.7%
Apple Hospitality REIT Inc.	110,452	1,069,175
Colony Capital Inc.	257,071	593,834
CoreCivic Inc.	62,754	823,333
DiamondRock Hospitality Co.(b)	105,517	657,371
Diversified Healthcare Trust	126,413	393,144
Equity Commonwealth	63,845	2,167,538
GEO Group Inc. (The)	63,787	808,819
Lexington Realty Trust	130,059	1,359,117
LTC Properties Inc.	20,967	746,425
Macerich Co. (The)	54,955	410,514
Mack-Cali Realty Corp.	47,686	772,036
Retail Properties of America Inc., Class A	112,690	698,678
Sabra Health Care REIT Inc.	107,755	1,381,419
Service Properties Trust	86,793	601,476
SITE Centers Corp.	79,289	480,491
Sunstone Hotel Investors Inc.	118,050	1,084,880
Taubman Centers Inc.	32,115	1,384,157
Weingarten Realty Investors	63,596	1,156,811
Xenia Hotels & Resorts Inc.	59,392	576,102

		17,165,320

Food & Staples Retailing — 0.5%
Sprouts Farmers Market Inc.(a)	62,011	1,288,589

Food Products — 2.2%
Darling Ingredients Inc.(a)	85,823	1,767,096
Flowers Foods Inc.	100,772	2,245,200
TreeHouse Foods Inc.(a)(b)	29,487	1,525,362

		5,537,658

Gas Utilities — 2.7%
National Fuel Gas Co.	45,227	1,854,307
Northwest Natural Holding Co.	15,999	1,041,535
Southwest Gas Holdings Inc.	28,603	2,168,107
Spire Inc.	26,698	1,947,886

		7,011,835

Health Care Equipment & Supplies — 0.6%
Envista Holdings Corp.(a)	83,116	1,618,268

Health Care Providers & Services — 1.4%
Acadia Healthcare Co. Inc.(a)	46,623	1,119,418
MEDNAX Inc.(a)(b)	44,543	646,765
Patterson Companies Inc.	45,294	827,974
Tenet Healthcare Corp.(a)(b)	54,511	1,100,032

		3,694,189

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.5%
Bloomin’ Brands Inc.	46,056	$554,975
Brinker International Inc.	20,031	466,322
Cheesecake Factory Inc. (The)(b)	21,781	485,499
Cracker Barrel Old Country Store Inc.	12,645	1,231,623
Extended Stay America Inc.	96,029	1,043,835
Penn National Gaming Inc.(a)(b)	57,538	1,025,327
Scientific Games Corp./DE, Class A(a)	28,961	365,198
Wyndham Destinations Inc.(b)	47,676	1,219,075

		6,391,854

Household Durables — 1.4%
MDC Holdings Inc.	26,447	773,575
Meritage Homes Corp.(a)	18,970	997,063
Taylor Morrison Home Corp.(a)	69,670	1,013,698
TRI Pointe Group Inc.(a)(b)	73,362	842,196

		3,626,532

Household Products — 0.9%
Energizer Holdings Inc.	33,729	1,314,082
Spectrum Brands Holdings Inc.	23,005	990,595

		2,304,677

Insurance — 4.0%
American Equity Investment Life Holding Co.	47,539	999,270
American National Insurance Co.	4,849	390,344
Argo Group International Holdings Ltd.	18,053	638,354
Assured Guaranty Ltd.	50,035	1,487,541
Brighthouse Financial Inc.(a)(b)	57,333	1,474,031
CNO Financial Group Inc.	79,377	1,116,041
Genworth Financial Inc., Class A(a)	264,619	960,567
Hanover Insurance Group Inc. (The)	20,634	2,071,241
Horace Mann Educators Corp.	14,675	515,973
National General Holdings Corp.	34,809	662,415

		10,315,777

Internet & Direct Marketing Retail — 0.6%
Qurate Retail Inc., Series A(a)(b)	202,759	1,633,224

IT Services — 1.8%
Alliance Data Systems Corp.	21,586	1,080,811
Perspecta Inc.	72,156	1,556,405
Science Applications International Corp.(b)	25,701	2,098,744

		4,735,960

Leisure Products — 1.4%
Brunswick Corp./DE	42,731	2,039,123
Mattel Inc.(a)(b)	181,769	1,585,026

		3,624,149

Machinery — 3.6%
Colfax Corp.(a)(b)	43,959	1,133,703
Crane Co.	26,753	1,456,701
Gates Industrial Corp. PLC(a)(b)	25,183	216,322
Kennametal Inc.	43,474	1,113,369
Meritor Inc.(a)	38,981	799,111
Navistar International Corp.(a)	34,452	818,924
SPX FLOW Inc.(a)	22,483	732,271
Terex Corp.	34,639	526,166
Timken Co. (The)	35,588	1,337,397
Trinity Industries Inc.	51,635	996,039

		9,130,003

Media — 0.7%
AMC Networks Inc., Class A(a)	23,227	553,964

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
TEGNA Inc.	113,861	$1,220,590

		1,774,554

Metals & Mining — 1.8%
Alcoa Corp.(a)(b)	97,796	797,037
Cleveland-Cliffs Inc.(b)	208,761	914,373
Commercial Metals Co.	62,369	994,162
Kaiser Aluminum Corp.	8,373	604,782
U.S. Steel Corp.(b)	89,988	691,108
Worthington Industries Inc.	19,535	516,505

		4,517,967

Mortgage Real Estate Investment — 2.2%
Apollo Commercial Real Estate Finance Inc.	75,290	613,613
Blackstone Mortgage Trust Inc., Class A	70,443	1,657,524
Chimera Investment Corp.	98,415	764,685
Invesco Mortgage Capital Inc.	86,082	261,689
Ladder Capital Corp.	52,801	419,768
MFA Financial Inc.	239,635	419,361
PennyMac Mortgage Investment Trust(c)	52,385	544,804
Redwood Trust Inc.	60,231	246,947
Two Harbors Investment Corp.	143,794	657,139

		5,585,530

Multi-Utilities — 2.0%
Avista Corp.	34,979	1,505,496
Black Hills Corp.	32,183	1,993,415
NorthWestern Corp.	26,452	1,526,016

		5,024,927

Multiline Retail — 0.4%
Macy’s Inc.	161,343	945,470

Oil, Gas & Consumable Fuels — 2.5%
Chesapeake Energy Corp.(a)(b)	3,321	58,118
CVR Energy Inc.	15,592	371,869
Delek U.S. Holdings Inc.	39,064	912,144
EQT Corp.	133,873	1,953,207
Equitrans Midstream Corp.	108,554	909,683
Magnolia Oil &Gas Corp., Class A(a)(b)	54,624	353,417
Matador Resources Co.(a)	60,211	423,885
PBF Energy Inc., Class A	54,049	616,159
World Fuel Services Corp.	34,436	860,900

		6,459,382

Paper & Forest Products — 0.3%
Domtar Corp.	30,154	704,397

Personal Products — 0.6%
Edgewell Personal Care Co.(a)	28,536	787,879
Nu Skin Enterprises Inc., Class A	29,338	856,963

		1,644,842

Pharmaceuticals — 1.1%
Nektar Therapeutics(a)(b)	92,193	1,770,105
Prestige Consumer Healthcare Inc.(a)	26,398	1,074,135

		2,844,240

Road & Rail — 0.8%
Avis Budget Group Inc.(a)	30,091	495,900
Hertz Global Holdings Inc.(a)(b)	54,129	218,681
Ryder System Inc.	28,079	993,996
Schneider National Inc., Class B	18,145	397,557

		2,106,134

Software — 2.6%
LogMeIn Inc.	25,565	2,184,785

Security	Shares	Value

Software (continued)
Nuance Communications Inc.(a)(b)	147,936	$2,988,307
Teradata Corp.(a)	59,050	1,452,040

		6,625,132

Specialty Retail — 4.3%
American Eagle Outfitters Inc.	83,675	665,216
AutoNation Inc.(a)(b)	30,902	1,150,791
Bed Bath & Beyond Inc.(b)	67,492	417,776
Dick’s Sporting Goods Inc.	33,501	984,594
Foot Locker Inc.	56,172	1,439,688
Group 1 Automotive Inc.	9,282	525,268
L Brands Inc.	121,762	1,447,750
Penske Automotive Group Inc.	17,775	639,545
Sally Beauty Holdings Inc.(a)(b)	61,370	595,903
Urban Outfitters Inc.(a)(b)	37,259	646,071
Williams-Sonoma Inc.	40,656	2,514,167

		11,026,769

Technology Hardware, Storage & Peripherals — 0.5%
NCR Corp.(a)(b)	66,977	1,374,368

Textiles, Apparel & Luxury Goods — 2.1%
Capri Holdings Ltd.(a)(b)	79,715	1,215,654
Carter’s Inc.	23,134	1,809,079
Kontoor Brands Inc.(a)	24,638	478,223
Ralph Lauren Corp.	26,060	1,922,707

		5,425,663

Thrifts & Mortgage Finance — 2.5%
Capitol Federal Financial Inc.	74,427	892,380
Flagstar Bancorp. Inc.	18,245	472,728
MGIC Investment Corp.	183,184	1,339,075
Northwest Bancshares Inc.	54,615	579,465
Provident Financial Services Inc.	31,398	450,561
Radian Group Inc.	105,522	1,580,720
Washington Federal Inc.	41,138	1,100,030

		6,414,959

Trading Companies & Distributors — 1.8%
Air Lease Corp.	55,000	1,438,250
BMC Stock Holdings Inc.(a)	35,229	748,616
Triton International Ltd.	27,795	861,089
Univar Solutions Inc.(a)(b)	72,788	1,056,882
WESCO International Inc.(a)	22,094	571,572

		4,676,409

Transportation Infrastructure — 0.4%
Macquarie Infrastructure Corp.	40,840	1,126,776

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems Inc.	51,332	1,007,134
U.S. Cellular Corp.(a)(b)	8,242	262,343

		1,269,477

Total Common Stocks — 99.7% (Cost: $348,168,998)		256,141,808

Short-Term Investments

Money Market Funds — 5.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(c)(d)(e)	14,478,199	14,494,125

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(c)(d)	663,000	$663,000

		15,157,125

Total Short-Term Investments — 5.9% (Cost: $15,141,201)		15,157,125

Total Investments in Securities — 105.6% (Cost: $363,310,199)		271,298,933

Other Assets, Less Liabilities — (5.6)%		(14,286,495)

Net Assets — 100.0%		$257,012,438

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,690,375	787,824	(b)	—	14,478,199	$14,494,125	$152,746	(c)	$1,146	$10,678
BlackRock Cash Funds: Treasury, SL Agency Shares	210,105	452,895	(b)	—	663,000	663,000	10,479		—	—
PennyMac Mortgage Investment Trust	—	58,411		(6,026)	52,385	544,804	40,168		(57,052)	(641,438)

						$15,701,929	$203,393		$(55,906)	$(630,760)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini	8	06/19/20	$523	$56,142
S&P MidCap 400 E-Mini	2	06/19/20	328	32,813

				$88,955

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$88,955

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) April 30, 2020	iShares® Morningstar Small-Cap Value ETF

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(294,342)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$88,955

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$504,760

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$256,141,808	$—	$—	$256,141,808
Money Market Funds	15,157,125	—	—	15,157,125

	$271,298,933	$—	$—	$271,298,933

Derivative financial instruments(a)
Assets
Futures Contracts	$88,955	$—	$—	$88,955

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	iShares	iShares	iShares
	Morningstar	Morningstar	Morningstar	iShares
	Large-Cap	Large-Cap Growth	Large-Cap	Morningstar
	ETF	ETF	Value ETF	Mid-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$708,288,327	$1,516,752,987	$446,600,705	$566,863,658
Affiliated(c)	12,145,609	36,051,086	1,210,000	15,814,505
Cash	71,409	67,565	176,322	36,299
Cash pledged:
Futures contracts	219,000	219,000	96,000	76,000
Receivables:
Securities lending income — Affiliated	3,231	25,610	221	22,421
Capital shares sold	—	17,957	—	—
Dividends	562,232	253,770	939,934	197,241

Total assets	721,289,808	1,553,387,975	449,023,182	583,010,124

LIABILITIES
Collateral on securities loaned, at value	3,076,042	33,723,659	—	14,971,274
Payables:
Investments purchased	—	—	1,435,465	—
Variation margin on futures contracts	34,755	18,215	17,311	21,443
Investment advisory fees	113,865	271,634	87,760	111,985

Total liabilities	3,224,662	34,013,508	1,540,536	15,104,702

NET ASSETS	$718,065,146	$1,519,374,467	$447,482,646	$567,905,422

NET ASSETS CONSIST OF:
Paid-in capital	$692,013,319	$1,131,620,770	$478,120,730	$626,598,439
Accumulated earnings (loss)	26,051,827	387,753,697	(30,638,084)	(58,693,017)

NET ASSETS	$718,065,146	$1,519,374,467	$447,482,646	$567,905,422

Shares outstanding	4,400,000	7,100,000	4,650,000	3,300,000

Net asset value	$163.20	$214.00	$96.23	$172.09

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$2,961,974	$32,165,889	$—	$14,057,207
(b) Investments, at cost — Unaffiliated	$630,618,923	$1,091,217,892	$453,652,452	$578,849,255
(c) Investments, at cost — Affiliated	$10,324,162	$36,023,155	$1,210,000	$15,790,704

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities  (continued)

April 30, 2020

	iShares	iShares	iShares	iShares
	Morningstar	Morningstar	Morningstar	Morningstar
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Growth ETF	Value ETF	ETF	Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$532,037,672	$330,191,670	$184,883,415	$191,089,010
Affiliated(c)	50,439,366	7,794,938	12,136,962	44,920,732
Cash	—	23,391	12,552	16,465
Cash pledged:
Futures contracts	55,000	83,000	16,000	44,000
Receivables:
Investments sold	1,792,625	—	210,876	—
Securities lending income — Affiliated	32,768	6,760	7,199	39,236
Capital shares sold	12,715	—	—	—
Dividends	70,009	321,875	63,385	31,092

Total assets	584,440,155	338,421,634	197,330,389	236,140,535

LIABILITIES
Bank overdraft	1,269,223	—	—	—
Collateral on securities loaned, at value	50,411,448	7,272,483	12,023,365	44,574,562
Payables:
Investments purchased	—	—	151,457	—
Variation margin on futures contracts	11,105	24,500	5,468	10,800
Investment advisory fees	115,237	76,732	34,766	43,072

Total liabilities	51,807,013	7,373,715	12,215,056	44,628,434

NET ASSETS	$532,633,142	$331,047,919	$185,115,333	$191,512,101

NET ASSETS CONSIST OF:
Paid-in capital	$497,959,600	$442,517,600	$240,769,811	$190,885,001
Accumulated earnings (loss)	34,673,542	(111,469,681)	(55,654,478)	627,100

NET ASSETS	$532,633,142	$331,047,919	$185,115,333	$191,512,101

Shares outstanding	2,100,000	2,750,000	1,300,000	1,000,000

Net asset value	$253.63	$120.38	$142.40	$191.51

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$48,119,829	$6,618,470	$11,457,532	$42,341,478
(b) Investments, at cost — Unaffiliated	$477,581,832	$408,715,722	$212,710,937	$179,700,332
(c) Investments, at cost — Affiliated	$50,388,562	$7,786,041	$12,124,930	$44,870,639

See notes to financial statements.

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

April 30, 2020

iShares
Morningstar
Small-Cap
Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$255,597,004
Affiliated(c)	15,701,929
Cash	41,161
Cash pledged:
Futures contracts	101,000
Receivables:
Securities lending income — Affiliated	13,207
Dividends	130,819

Total assets	271,585,120

LIABILITIES
Collateral on securities loaned, at value	14,483,149
Payables:
Variation margin on futures contracts	31,853
Investment advisory fees	57,680

Total liabilities	14,572,682

NET ASSETS	$257,012,438

NET ASSETS CONSIST OF:
Paid-in capital	$405,874,678
Accumulated loss	(148,862,240)

NET ASSETS	$257,012,438

Shares outstanding	2,600,000

Net asset value	$98.85

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$13,454,039
(b) Investments, at cost — Unaffiliated	$346,982,756
(c) Investments, at cost — Affiliated	$16,327,443

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations

Year Ended April 30, 2020

	iShares	iShares	iShares
	Morningstar	Morningstar	Morningstar	iShares
	Large-Cap	Large-Cap	Large-Cap	Morningstar
	ETF	Growth ETF	Value ETF	Mid-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$17,021,609	$9,308,812	$16,736,763	$11,472,059
Dividends — Affiliated	224,201	26,223	13,685	15,771
Interest — Unaffiliated	—	23	—	—
Securities lending income — Affiliated — net	14,293	126,723	428	84,814

Total investment income	17,260,103	9,461,781	16,750,876	11,572,644

EXPENSES
Investment advisory fees	1,643,484	2,993,542	1,266,913	1,766,678
Miscellaneous	10,800	—	—	10,800

Total expenses	1,654,284	2,993,542	1,266,913	1,777,478

Net investment income	15,605,819	6,468,239	15,483,963	9,795,166

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(20,266,634)	(15,319,171)	(14,539,190)	11,235,812
Investments — Affiliated	302,741	—	—	—
In-kind redemptions — Unaffiliated	90,057,490	101,653,115	37,106,216	34,540,241
In-kind redemptions — Affiliated	11,599	(37,666)	(866)	(6,269)
Futures contracts	(403,333)	(65,733)	(114,065)	(52,175)

Net realized gain	69,701,863	86,230,545	22,452,095	45,717,609

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(85,886,401)	40,847,672	(79,613,758)	(139,323,246)
Investments — Affiliated	49,082	24,549	—	21,876
Futures contracts	288,606	374,874	28,957	90,828

Net change in unrealized appreciation (depreciation)	(85,548,713)	41,247,095	(79,584,801)	(139,210,542)

Net realized and unrealized gain (loss)	(15,846,850)	127,477,640	(57,132,706)	(93,492,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(241,031)	$133,945,879	$(41,648,743)	$(83,697,767)

See notes to financial statements.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended April 30, 2020

	iShares	iShares	iShares	iShares
	Morningstar	Morningstar	Morningstar	Morningstar
	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Growth ETF	Value ETF	ETF	Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$3,109,662	$14,504,261	$3,567,208	$865,313
Dividends — Affiliated	7,383	12,327	4,626	3,658
Interest — Unaffiliated	140	—	135	—
Securities lending income — Affiliated — net	189,443	30,614	47,535	293,951
Foreign taxes withheld	—	(3,115)	(1,171)	(3,028)

Total investment income	3,306,628	14,544,087	3,618,333	1,159,894

EXPENSES
Investment advisory fees	1,617,062	1,343,496	567,397	638,678
Miscellaneous	—	—	10,800	—

Total expenses	1,617,062	1,343,496	578,197	638,678

Net investment income	1,689,566	13,200,591	3,040,136	521,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(11,716,241)	(11,552,814)	2,984,424	(5,599,481)
In-kind redemptions — Unaffiliated	92,455,206	19,301,202	14,789,248	13,779,593
In-kind redemptions — Affiliated	(19,755)	(8,062)	(2,848)	(11,349)
Futures contracts	23,803	(353,729)	13,170	(47,508)

Net realized gain	80,743,013	7,386,597	17,783,994	8,121,255

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(61,492,846)	(121,255,757)	(60,308,193)	(21,615,067)
Investments — Affiliated	45,825	8,449	7,806	38,359
Futures contracts	48,832	65,776	16,597	22,940

Net change in unrealized appreciation (depreciation)	(61,398,189)	(121,181,532)	(60,283,790)	(21,553,768)

Net realized and unrealized gain (loss)	19,344,824	(113,794,935)	(42,499,796)	(13,432,513)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,034,390	$(100,594,344)	$(39,459,660)	$(12,911,297)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations  (continued)

Year Ended April 30, 2020

iShares
Morningstar
Small-Cap
Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$9,760,332
Dividends — Affiliated	50,647
Securities lending income — Affiliated — net	152,746
Foreign taxes withheld	(1,272)

Total investment income	9,962,453

EXPENSES
Investment advisory fees	1,131,398

Total expenses	1,131,398

Net investment income	8,831,055

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(31,471,961)
Investments — Affiliated	(57,052)
In-kind redemptions — Unaffiliated	3,820,250
In-kind redemptions — Affiliated	1,146
Futures contracts	(294,342)

Net realized loss.	(28,001,959)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(103,454,250)
Investments — Affiliated	(630,760)
Futures contracts	88,955

Net change in unrealized appreciation (depreciation)	(103,996,055)

Net realized and unrealized loss	(131,998,014)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$(123,166,959)

See notes to financial statements.

64	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares		iShares
	Morningstar Large-Cap ETF		Morningstar Large-Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/20	04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,605,819	$18,648,604	$6,468,239	$6,768,805
Net realized gain	69,701,863	32,290,315	86,230,545	53,075,667
Net change in unrealized appreciation (depreciation)	(85,548,713)	46,454,155	41,247,095	94,251,252

Net increase (decrease) in net assets resulting from operations	(241,031)	97,393,074	133,945,879	154,095,724

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,017,376)	(18,523,506)	(6,545,139)	(7,313,842)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(124,847,974)	(160,079,701)	287,700,863	25,173,933

NET ASSETS
Total increase (decrease) in net assets	(145,106,381)	(81,210,133)	415,101,603	171,955,815
Beginning of year	863,171,527	944,381,660	1,104,272,864	932,317,049

End of year	$718,065,146	$863,171,527	$1,519,374,467	$1,104,272,864

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Large-Cap Value ETF		Morningstar Mid-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/20	04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,483,963	$11,999,396	$9,795,166	$11,842,786
Net realized gain	22,452,095	2,945,506	45,717,609	20,448,485
Net change in unrealized appreciation (depreciation)	(79,584,801)	32,933,533	(139,210,542)	42,058,225

Net increase (decrease) in net assets resulting from operations	(41,648,743)	47,878,435	(83,697,767)	74,349,496

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,607,286)	(11,461,757)	(10,156,866)	(12,071,223)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,742,819	82,555,240	(54,773,831)	(93,602,438)

NET ASSETS
Total increase (decrease) in net assets	(45,513,210)	118,971,918	(148,628,464)	(31,324,165)
Beginning of year	492,995,856	374,023,938	716,533,886	747,858,051

End of year	$447,482,646	$492,995,856	$567,905,422	$716,533,886

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Mid-Cap Growth ETF		Morningstar Mid-Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/20	04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,689,566	$804,401	$13,200,591	$10,460,796
Net realized gain	80,743,013	10,196,051	7,386,597	16,059,654
Net change in unrealized appreciation (depreciation)	(61,398,189)	49,354,894	(121,181,532)	(9,482,022)

Net increase (decrease) in net assets resulting from operations	21,034,390	60,355,346	(100,594,344)	17,038,428

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,606,525)	(928,541)	(13,689,233)	(10,479,633)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	37,481,148	157,158,777	(18,192,795)	39,164,570

NET ASSETS
Total increase (decrease) in net assets	56,909,013	216,585,582	(132,476,372)	45,723,365
Beginning of year	475,724,129	259,138,547	463,524,291	417,800,926

End of year	$532,633,142	$475,724,129	$331,047,919	$463,524,291

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Morningstar Small-Cap ETF		Morningstar Small-Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/20	04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,040,136	$3,205,973	$521,216	$231,278
Net realized gain	17,783,994	2,856,106	8,121,255	12,703,135
Net change in unrealized appreciation (depreciation)	(60,283,790)	3,270,824	(21,553,768)	4,220,108

Net increase (decrease) in net assets resulting from operations	(39,459,660)	9,332,903	(12,911,297)	17,154,521

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,363,152)	(3,362,147)	(599,016)	(593,934)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,094,043)	(15,877,012)	(10,228,865)	33,953,657

NET ASSETS
Total increase (decrease) in net assets	(51,916,855)	(9,906,256)	(23,739,178)	50,514,244
Beginning of year	237,032,188	246,938,444	215,251,279	164,737,035

End of year	$185,115,333	$237,032,188	$191,512,101	$215,251,279

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares
	Morningstar Small-Cap Value ETF
	Year Ended	Year Ended
	04/30/20	04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,831,055	$9,495,313
Net realized gain (loss)	(28,001,959)	11,397,855
Net change in unrealized appreciation (depreciation)	(103,996,055)	(8,693,549)

Net increase (decrease) in net assets resulting from operations	(123,166,959)	12,199,619

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,178,053)	(9,432,984)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(40,323,939)	(19,245,830)

NET ASSETS
Total decrease in net assets	(173,668,951)	(16,479,195)
Beginning of year	430,681,389	447,160,584

End of year	$257,012,438	$430,681,389

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$167.61	$152.32	$142.88	$120.58	$122.54

Net investment income(a)	3.22	3.24	2.93	2.57	2.27
Net realized and unrealized gain (loss)(b)	(3.51)	15.28	9.42	22.44	(1.27)

Net increase (decrease) from investment operations	(0.29)	18.52	12.35	25.01	1.00

Distributions(c)
From net investment income	(4.12)	(3.23)	(2.91)	(2.71)	(2.96)

Total distributions	(4.12)	(3.23)	(2.91)	(2.71)	(2.96)

Net asset value, end of year	$163.20	$167.61	$152.32	$142.88	$120.58

Total Return
Based on net asset value	(0.13)%	12.33%	8.66%	20.97%	0.87%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.90%	2.05%	1.91%	1.96%	1.91%

Supplemental Data
Net assets, end of year (000)	$718,065	$863,172	$944,382	$814,433	$608,927

Portfolio turnover rate(d)	49%	38%	46%	45%	39%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$190.39	$165.01	$136.27	$116.36	$118.09

Net investment income(a)	1.07	1.16	1.48	1.12	1.13
Net realized and unrealized gain (loss)(b)	23.64	25.47	28.70	19.88	(1.64)

Net increase (decrease) from investment operations	24.71	26.63	30.18	21.00	(0.51)

Distributions(c)
From net investment income	(1.10)	(1.25)	(1.44)	(1.09)	(1.22)

Total distributions	(1.10)	(1.25)	(1.44)	(1.09)	(1.22)

Net asset value, end of year	$214.00	$190.39	$165.01	$136.27	$116.36

Total Return
Based on net asset value	13.04%	16.21%	22.26%	18.15%	(0.44)%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.54%	0.66%	0.97%	0.91%	0.96%

Supplemental Data
Net assets, end of year (000)	$1,519,374	$1,104,273	$932,317	$729,026	$791,246

Portfolio turnover rate(d)	28%	23%	48%	31%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$108.35	$101.09	$95.07	$85.03	$86.04

Net investment income(a)	3.29	2.97	2.55	2.53	2.56
Net realized and unrealized gain (loss)(b)	(12.07)	7.17	6.02	10.03	(1.03)

Net increase (decrease) from investment operations	(8.78)	10.14	8.57	12.56	1.53

Distributions(c)
From net investment income	(3.34)	(2.88)	(2.55)	(2.52)	(2.54)

Total distributions	(3.34)	(2.88)	(2.55)	(2.52)	(2.54)

Net asset value, end of year	$96.23	$108.35	$101.09	$95.07	$85.03

Total Return
Based on net asset value	(8.23)%	10.22%	9.07%	14.95%	1.92%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	3.06%	2.86%	2.54%	2.78%	3.10%

Supplemental Data
Net assets, end of year (000)	$447,483	$492,996	$374,024	$380,268	$289,101

Portfolio turnover rate(d)	36%	24%	24%	31%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$196.31	$180.21	$168.00	$145.96	$151.49

Net investment income(a)	2.69	2.99	2.48	2.01	2.30
Net realized and unrealized gain (loss)(b)	(24.12)	16.17	12.13	22.68	(5.42)

Net increase (decrease) from investment operations	(21.43)	19.16	14.61	24.69	(3.12)

Distributions(c)
From net investment income	(2.79)	(3.06)	(2.40)	(2.65)	(2.41)

Total distributions	(2.79)	(3.06)	(2.40)	(2.65)	(2.41)

Net asset value, end of year	$172.09	$196.31	$180.21	$168.00	$145.96

Total Return
Based on net asset value	(10.99)%	10.79%	8.73%	17.06%	(2.03)%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.39%	1.63%	1.40%	1.28%	1.59%

Supplemental Data
Net assets, end of year (000)	$567,905	$716,534	$747,858	$747,607	$540,062

Portfolio turnover rate(d)	55%	60%	50%	56%	51%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$243.96	$207.31	$177.31	$153.60	$165.11

Net investment income(a)	0.78	0.55	0.75	0.84	0.60
Net realized and unrealized gain (loss)(b)	9.66	36.74	30.14	23.76	(11.46)

Net increase (decrease) from investment operations	10.44	37.29	30.89	24.60	(10.86)

Distributions(c)
From net investment income	(0.77)	(0.64)	(0.89)	(0.89)	(0.65)

Total distributions	(0.77)	(0.64)	(0.89)	(0.89)	(0.65)

Net asset value, end of year	$253.63	$243.96	$207.31	$177.31	$153.60

Total Return
Based on net asset value	4.29%	18.03%	17.46%	16.06%	(6.58)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.31%	0.25%	0.38%	0.52%	0.39%

Supplemental Data
Net assets, end of year (000)	$532,633	$475,724	$259,139	$212,773	$207,355

Portfolio turnover rate(d)	26%	30%	43%	47%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$159.84	$157.66	$147.89	$125.61	$125.84

Net investment income(a)	4.51	3.69	3.26	2.87	2.86
Net realized and unrealized gain (loss)(b)	(39.25)	2.18	9.65	22.21	(0.12)

Net increase (decrease) from investment operations	(34.74)	5.87	12.91	25.08	2.74

Distributions(c)
From net investment income	(4.72)	(3.69)	(3.14)	(2.80)	(2.97)

Total distributions	(4.72)	(3.69)	(3.14)	(2.80)	(2.97)

Net asset value, end of year	$120.38	$159.84	$157.66	$147.89	$125.61

Total Return
Based on net asset value	(22.07)%	3.83%	8.81%	20.15%	2.29%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.95%	2.36%	2.13%	2.06%	2.37%

Supplemental Data
Net assets, end of year (000)	$331,048	$463,524	$417,801	$384,524	$194,702

Portfolio turnover rate(d)	51%	35%	45%	38%	38%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$175.58	$170.30	$161.10	$134.45	$140.33

Net investment income(a)	2.29	2.30	1.96	1.67	2.05
Net realized and unrealized gain (loss)(b)	(32.93)	5.37	9.40	27.48	(5.99)

Net increase (decrease) from investment operations	(30.64)	7.67	11.36	29.15	(3.94)

Distributions(c)
From net investment income	(2.54)	(2.39)	(2.16)	(2.50)	(1.94)

Total distributions	(2.54)	(2.39)	(2.16)	(2.50)	(1.94)

Net asset value, end of year	$142.40	$175.58	$170.30	$161.10	$134.45

Total Return
Based on net asset value	(17.58)%	4.56%	7.09%	21.86%	(2.78)%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.34%	1.33%	1.18%	1.13%	1.53%

Supplemental Data
Net assets, end of year (000)	$185,115	$237,032	$246,938	$241,644	$194,947

Portfolio turnover rate(d)	62%	67%	56%	66%	65%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$205.00	$183.04	$154.83	$130.57	$139.32

Net investment income(a)	0.49	0.24	0.72	0.86	0.83
Net realized and unrealized gain (loss)(b)	(13.42)	22.31	28.26	25.25	(8.79)

Net increase (decrease) from investment operations	(12.93)	22.55	28.98	26.11	(7.96)

Distributions(c)
From net investment income	(0.56)	(0.59)	(0.77)	(1.85)	(0.79)

Total distributions	(0.56)	(0.59)	(0.77)	(1.85)	(0.79)

Net asset value, end of year	$191.51	$205.00	$183.04	$154.83	$130.57

Total Return
Based on net asset value	(6.32)%	12.35%	18.75%	20.10%	(5.73)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.24%	0.12%	0.42%	0.60%	0.62%

Supplemental Data
Net assets, end of year (000)	$191,512	$215,251	$164,737	$116,125	$110,984

Portfolio turnover rate(d)	57%	55%	51%	63%	59%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/20	04/30/19	04/30/18	04/30/17	04/30/16

Net asset value, beginning of year	$143.56	$144.25	$143.75	$122.26	$128.47

Net investment income(a)	3.05	3.25	2.58	3.08	3.04
Net realized and unrealized gain (loss)(b)	(44.22)	(0.69)	0.61	21.83	(6.28)

Net increase (decrease) from investment operations	(41.17)	2.56	3.19	24.91	(3.24)

Distributions(c)
From net investment income	(3.54)	(3.25)	(2.69)	(3.42)	(2.97)

Total distributions	(3.54)	(3.25)	(2.69)	(3.42)	(2.97)

Net asset value, end of year	$98.85	$143.56	$144.25	$143.75	$122.26

Total Return
Based on net asset value	(29.05)%	1.83%	2.23%	20.58%	(2.42)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.34%	2.24%	1.78%	2.29%	2.56%

Supplemental Data
Net assets, end of year (000)	$257,012	$430,681	$447,161	$481,551	$379,000

Portfolio turnover rate(d)	65%	48%	54%	48%	51%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

Diversification
iShares ETF	Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Diversified
Morningstar Large-Cap Value	Diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

80	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2020:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Morningstar Large-Cap
Goldman Sachs & Co.	$916,481	$916,481		$—	$—
UBS AG	2,045,493	2,045,493		—	—

	$2,961,974	$2,961,974		$—	$—

Morningstar Large-Cap Growth
BNP Paribas Securities Corp.	$1,385,100	$1,385,100		$—	$—
JPMorgan Securities LLC	7,403,585	7,403,585		—	—
Morgan Stanley & Co. LLC	18,301,556	18,301,556		—	—
SG Americas Securities LLC	5,075,648	5,075,648		—	—

	$32,165,889	$32,165,889		$—	$—

Morningstar Mid-Cap
Barclays Bank PLC	$2,003,745	$2,003,745		$—	$—
Barclays Capital Inc.	231,382	231,382		—	—
BofA Securities, Inc.	47,136	47,136		—	—
Citigroup Global Markets Inc.	2,169,183	2,169,183		—	—
Credit Suisse AG	88	—		—	(88	)(b)
Goldman Sachs & Co.	2,737,035	2,737,035		—	—
JPMorgan Securities LLC	23,281	23,281		—	—
Morgan Stanley & Co. LLC	1,095,688	1,095,688		—	—
RBC Capital Markets LLC	88,956	88,956		—	—
SG Americas Securities LLC	464,919	464,919		—	—
TD Prime Services LLC	771,002	771,002		—	—
Wells Fargo Bank, National Association	4,414,860	4,414,860		—	—
Wells Fargo Securities LLC	9,932	9,932		—	—

	$14,057,207	$14,057,119		$—	$(88)

Morningstar Mid-Cap Growth
Barclays Bank PLC	$2,803,047	$2,803,047		$—	$—
Barclays Capital Inc.	6,006,485	6,006,485		—	—
BNP Paribas Prime Brokerage International Ltd.	7,248,271	7,248,271		—	—
BNP Paribas Securities Corp.	34,640	34,640		—	—
BofA Securities, Inc.	2,487,100	2,487,100		—	—
Citigroup Global Markets Inc.	3,454,275	3,454,275		—	—
Credit Suisse AG	34,861	34,861		—	—
Goldman Sachs & Co.	8,293,226	8,293,226		—	—
HSBC Bank PLC	1,217,462	1,217,462		—	—
JPMorgan Securities LLC	3,925,038	3,925,038		—	—
Morgan Stanley & Co. LLC	1,666,375	1,666,375		—	—
Natixis Securities Americas LLC	232,547	232,547		—	—
SG Americas Securities LLC	71,772	71,772		—	—
UBS AG	7,461,766	7,461,766		—	—
UBS Securities LLC	2,266,564	2,266,564		—	—
Wells Fargo Bank, National Association	916,400	916,400		—	—

	$48,119,829	$48,119,829		$—	$—

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Morningstar Mid-Cap Value
BNP Paribas Prime Brokerage International Ltd.	$2,414,646	$2,414,646		$—	$—
BofA Securities, Inc.	372,976	372,976		—	—
Citadel Clearing LLC	1,797,499	1,797,499		—	—
Deutsche Bank Securities Inc.	9,970	9,970		—	—
JPMorgan Securities LLC	826,896	826,896		—	—
Morgan Stanley & Co. LLC	728,991	728,991		—	—
SG Americas Securities LLC	4,386	4,386		—	—
UBS AG	132,908	132,908		—	—
Wells Fargo Bank, National Association	330,198	330,198		—	—

	$6,618,470	$6,618,470		$—	$—

Morningstar Small-Cap
Barclays Bank PLC	$212,635	$212,635		$—	$—
BNP Paribas Securities Corp.	416,420	416,420		—	—
BofA Securities, Inc.	350,425	350,425		—	—
Citadel Clearing LLC	1,124,140	1,124,140		—	—
Citigroup Global Markets Inc.	1,639,185	1,639,185		—	—
Credit Suisse AG	313,158	313,158		—	—
Goldman Sachs & Co.	2,749,484	2,749,484		—	—
Jefferies LLC	37,394	37,394		—	—
JPMorgan Securities LLC	4,010,719	4,010,719		—	—
National Financial Services LLC	236,863	236,863		—	—
State Street Bank & Trust Company	40,779	40,779		—	—
Wells Fargo Bank, National Association	326,330	326,330		—	—

	$11,457,532	$11,457,532		$—	$—

Morningstar Small-Cap Growth
Barclays Bank PLC	$1,730,219	$1,730,219		$—	$—
Barclays Capital Inc.	696,797	696,797		—	—
BNP Paribas Prime Brokerage International Ltd.	3,547,545	3,547,545		—	—
BNP Paribas Securities Corp.	150,396	150,396		—	—
BofA Securities, Inc.	120,011	120,011		—	—
Citadel Clearing LLC	253,242	253,242		—	—
Citigroup Global Markets Inc.	3,569,999	3,569,999		—	—
Credit Suisse AG	239,136	239,136		—	—
Credit Suisse Securities (USA) LLC	652	652		—	—
Deutsche Bank Securities Inc.	69,576	69,576		—	—
Goldman Sachs & Co.	10,268,387	10,268,387		—	—
JPMorgan Securities LLC	12,075,855	12,075,855		—	—
Morgan Stanley & Co. LLC	3,909,247	3,909,247		—	—
National Financial Services LLC	669,641	669,641		—	—
Nomura Securities International Inc.	287,638	287,638		—	—
RBC Capital Markets LLC	524,561	524,561		—	—
Scotia Capital (USA) Inc.	8,538	8,538		—	—
State Street Bank & Trust Company	155,631	155,631		—	—
TD Prime Services LLC	38,914	38,914		—	—
UBS AG	3,515,208	3,515,208		—	—
UBS Securities LLC	15,303	15,303		—	—
Wells Fargo Bank, National Association	37,667	37,610		—	(57	)(b)
Wells Fargo Securities LLC	457,315	457,315		—	—

	$42,341,478	$42,341,421		$—	$(57)

82	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Morningstar Small-Cap Value
Barclays Bank PLC	$71,281	$71,281		$—	$—
Barclays Capital Inc.	263,725	263,725		—	—
BNP Paribas Prime Brokerage International Ltd.	183,133	183,133		—	—
BofA Securities, Inc.	1,718,264	1,718,264		—	—
Citadel Clearing LLC	208,318	208,318		—	—
Citigroup Global Markets Inc.	600,240	600,240		—	—
Credit Suisse AG	160,944	160,944		—	—
Goldman Sachs & Co.	723,996	723,996		—	—
HSBC Bank PLC	114,147	114,147		—	—
Jefferies LLC	117,622	117,622		—	—
JPMorgan Securities LLC	3,837,813	3,837,813		—	—
Morgan Stanley & Co. LLC	485,498	485,498		—	—
National Financial Services LLC	747,232	747,232		—	—
Natixis Securities Americas LLC	1,121,732	1,121,732		—	—
RBC Capital Markets LLC	186,632	186,632		—	—
SG Americas Securities LLC	139,671	139,671		—	—
State Street Bank & Trust Company	3,569	3,569		—	—
UBS AG	626,097	626,097		—	—
UBS Securities LLC	58,865	58,865		—	—
Wells Fargo Bank, National Association	1,300,261	1,300,261		—	—
Wells Fargo Securities LLC	784,999	784,999		—	—

	$13,454,039	$13,454,039		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30
Morningstar Mid-Cap Value	0.30
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

Fees Paid
iShares ETF	to BTC
Morningstar Large-Cap	$5,353
Morningstar Large-Cap Growth	52,417
Morningstar Large-Cap Value	173
Morningstar Mid-Cap	34,323
Morningstar Mid-Cap Growth	78,346
Morningstar Mid-Cap Value	12,201
Morningstar Small-Cap	19,846
Morningstar Small-Cap Growth	120,067
Morningstar Small-Cap Value	62,760

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

84	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

			Net Realized
iShares ETF	Purchases	Sales	Gain (Loss)
Morningstar Large-Cap	$235,705,299	$189,734,018	$(11,323,426)
Morningstar Large-Cap Growth	173,563,551	195,938,613	(11,421,432)
Morningstar Large-Cap Value	125,439,937	85,036,924	(7,364,428)
Morningstar Mid-Cap	141,042,484	130,850,846	20,982,804
Morningstar Mid-Cap Growth	69,097,736	75,237,179	(7,564,357)
Morningstar Mid-Cap Value	160,812,426	132,665,703	(6,627,581)
Morningstar Small-Cap	98,250,669	78,635,713	4,073,260
Morningstar Small-Cap Growth	49,604,450	56,960,079	218,571
Morningstar Small-Cap Value	157,807,176	84,550,928	(6,255,728)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$394,229,424	$400,126,409
Morningstar Large-Cap Growth	330,076,345	343,499,837
Morningstar Large-Cap Value	179,329,237	180,338,434
Morningstar Mid-Cap	382,232,030	381,366,518
Morningstar Mid-Cap Growth	143,818,181	142,154,841
Morningstar Mid-Cap Value	224,494,844	224,733,644
Morningstar Small-Cap	140,234,125	138,479,691
Morningstar Small-Cap Growth	121,496,250	121,833,847
Morningstar Small-Cap Value	242,845,384	243,267,796

For the year ended April 30, 2020, in-kind transactions were as follows:

	In-kind	In-kind
iShares ETF	Purchases	Sales
Morningstar Large-Cap	$258,859,913	$382,439,514
Morningstar Large-Cap Growth	587,916,842	287,683,910
Morningstar Large-Cap Value	195,908,860	183,658,018
Morningstar Mid-Cap	143,571,203	198,718,946
Morningstar Mid-Cap Growth	315,392,447	279,644,545
Morningstar Mid-Cap Value	88,952,538	106,612,031
Morningstar Small-Cap	41,181,120	51,570,506
Morningstar Small-Cap Growth	40,105,824	50,155,766
Morningstar Small-Cap Value	51,732,274	91,824,243

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

		Accumulated
iShares ETF	Paid-in Capital	Earnings (Loss)
Morningstar Large-Cap	$85,271,967	$(85,271,967)
Morningstar Large-Cap Growth	100,829,722	(100,829,722)
Morningstar Large-Cap Value	35,493,789	(35,493,789)
Morningstar Mid-Cap	32,872,254	(32,872,254)
Morningstar Mid-Cap Growth	90,476,193	(90,476,193)
Morningstar Mid-Cap Value	14,261,222	(14,261,222)
Morningstar Small-Cap	14,222,662	(14,222,662)
Morningstar Small-Cap Growth	12,605,210	(12,605,210)
Morningstar Small-Cap Value	(2,002,548)	2,002,548

The tax character of distributions paid was as follows:

	Year Ended	Year Ended
iShares ETF	04/30/20	04/30/19
Morningstar Large-Cap
Ordinary income	$20,017,376	$18,523,506

Morningstar Large-Cap Growth
Ordinary income	$6,545,139	$7,313,842

Morningstar Large-Cap Value
Ordinary income	$15,607,286	$11,461,757

Morningstar Mid-Cap
Ordinary income	$10,156,866	$12,071,223

Morningstar Mid-Cap Growth
Ordinary income	$1,606,525	$928,541

Morningstar Mid-Cap Value
Ordinary income	$13,689,233	$10,479,633

Morningstar Small-Cap
Ordinary income	$3,363,152	$3,362,147

Morningstar Small-Cap Growth
Ordinary income	$599,016	$593,934

Morningstar Small-Cap Value
Ordinary income	$10,178,053	$9,432,984

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

		Non-expiring
	Undistributed	Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses) (b)	Total
Morningstar Large-Cap	$273,673	$(52,315,213)	$78,093,367	$26,051,827
Morningstar Large-Cap Growth	—	(24,749,804)	412,503,501	387,753,697
Morningstar Large-Cap Value	1,212,472	(10,108,212)	(21,742,344)	(30,638,084)
Morningstar Mid-Cap	—	(45,083,340)	(13,609,677)	(58,693,017)
Morningstar Mid-Cap Growth	83,041	(16,439,742)	51,030,243	34,673,542
Morningstar Mid-Cap Value	—	(19,542,132)	(91,927,549)	(111,469,681)
Morningstar Small-Cap	—	(27,272,705)	(28,381,773)	(55,654,478)
Morningstar Small-Cap Growth	—	(7,569,180)	8,196,280	627,100
Morningstar Small-Cap Value	—	(50,593,712)	(98,268,528)	(148,862,240)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

86	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended April 30, 2020, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Mid-Cap	$10,088,197
Morningstar Small-Cap	1,934,992

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
iShares ETF	Tax Cost	Appreciation	Depreciation	(Depreciation)
Morningstar Large-Cap	$642,340,569	$116,580,805	$(38,487,438)	$78,093,367
Morningstar Large-Cap Growth	1,140,300,572	436,006,015	(23,502,514)	412,503,501
Morningstar Large-Cap Value	469,553,049	47,528,662	(69,271,006)	(21,742,344)
Morningstar Mid-Cap	596,287,840	62,268,199	(75,877,876)	(13,609,677)
Morningstar Mid-Cap Growth	531,446,795	76,600,082	(25,569,839)	51,030,243
Morningstar Mid-Cap Value	429,914,157	17,083,030	(109,010,579)	(91,927,549)
Morningstar Small-Cap	225,402,150	16,147,100	(44,528,873)	(28,381,773)
Morningstar Small-Cap Growth	227,813,462	31,500,937	(23,304,657)	8,196,280
Morningstar Small-Cap Value	369,567,461	12,174,376	(110,442,904)	(98,268,528)

On June 4, 2020, the iShares Morningstar Large-Cap ETF, iShares Morningstar Mid-Cap ETF and iShares Morningstar Small-Cap ETF received consent from the Internal Revenue Service to change its tax method with respect to the treatment of certain loss transactions for tax purposes.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended		Year Ended
	04/30/20		04/30/19
iShares ETF	Shares	Amount	Shares	Amount
Morningstar Large-Cap
Shares sold	1,500,000	$259,485,127	200,000	$32,755,184
Shares redeemed	(2,250,000)	(384,333,101)	(1,250,000)	(192,834,885)

Net decrease	(750,000)	$(124,847,974)	(1,050,000)	$(160,079,701)

Morningstar Large-Cap Growth
Shares sold	2,850,000	$588,806,800	1,200,000	$209,922,565
Shares redeemed	(1,550,000)	(301,105,937)	(1,050,000)	(184,748,632)

Net increase	1,300,000	$287,700,863	150,000	$25,173,933

Morningstar Large-Cap Value
Shares sold	1,800,000	$196,396,198	1,450,000	$142,795,970
Shares redeemed	(1,700,000)	(184,653,379)	(600,000)	(60,240,730)

Net increase	100,000	$11,742,819	850,000	$82,555,240

Morningstar Mid-Cap
Shares sold	750,000	$145,981,686	800,000	$149,636,727
Shares redeemed	(1,100,000)	(200,755,517)	(1,300,000)	(243,239,165)

Net decrease	(350,000)	$(54,773,831)	(500,000)	$(93,602,438)

Morningstar Mid-Cap Growth
Shares sold	1,300,000	$317,949,595	950,000	$212,532,898
Shares redeemed	(1,150,000)	(280,468,447)	(250,000)	(55,374,121)

Net increase	150,000	$37,481,148	700,000	$157,158,777

Morningstar Mid-Cap Value
Shares sold	600,000	$90,092,517	650,000	$103,666,671
Shares redeemed	(750,000)	(108,285,312)	(400,000)	(64,502,101)

Net increase(decrease)	(150,000)	$(18,192,795)	250,000	$39,164,570

Morningstar Small-Cap
Shares sold	250,000	$43,217,116	350,000	$63,896,504
Shares redeemed	(300,000)	(52,311,159)	(450,000)	(79,773,516)

Net decrease	(50,000)	$(9,094,043)	(100,000)	$(15,877,012)

Morningstar Small-Cap Growth
Shares sold	200,000	$40,132,134	400,000	$80,382,862
Shares redeemed	(250,000)	(50,360,999)	(250,000)	(46,429,205)

Net increase(decrease)	(50,000)	$(10,228,865)	150,000	$33,953,657

Morningstar Small-Cap Value
Shares sold	400,000	$53,954,280	250,000	$33,197,576
Shares redeemed	(800,000)	(94,278,219)	(350,000)	(52,443,406)

Net decrease	(400,000)	$(40,323,939)	(100,000)	$(19,245,830)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

88	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Morningstar Large-Cap ETF,

iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF,

iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF,

iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF,

iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

90	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

Dividends-Received
iShares ETF	Deduction
Morningstar Large-Cap	100.00%
Morningstar Large-Cap Growth	100.00%
Morningstar Large-Cap Value	100.00%
Morningstar Mid-Cap	77.56%
Morningstar Mid-Cap Growth	100.00%
Morningstar Mid-Cap Value	90.44%
Morningstar Small-Cap	77.55%
Morningstar Small-Cap Growth	100.00%
Morningstar Small-Cap Value	71.98%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

Qualified Dividend
iShares ETF	Income
Morningstar Large-Cap	$16,574,569
Morningstar Large-Cap Growth	8,164,575
Morningstar Large-Cap Value	16,582,738
Morningstar Mid-Cap	8,521,807
Morningstar Mid-Cap Growth	2,877,342
Morningstar Mid-Cap Value	12,687,292
Morningstar Small-Cap	2,674,930
Morningstar Small-Cap Growth.	658,821
Morningstar Small-Cap Value	7,923,258

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2020:

Qualified Business
iShares ETF	Income
Morningstar Large-Cap	$ 444,614
Morningstar Large-Cap Growth	566,653
Morningstar Large-Cap Value	39,791
Morningstar Mid-Cap	1,379,998
Morningstar Mid-Cap Growth	104,653
Morningstar Mid-Cap Value	996,488
Morningstar Small-Cap	522,585
Morningstar Small-Cap Growth	60,423
Morningstar Small-Cap Value	1,407,883

IMPORTANT TAX INFORMATION	91

Statement Regarding Liquidity Risk Management Program (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

92	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net				Net
	Investment	Net Realized	Return of	Total Per	Investment	Net Realized	Return of		Total Per
iShares ETF	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital		Share
Morningstar Large-Cap(a)	$4.086912	$—	$0.036631	$4.123543	99%	—%	1%		100%
Morningstar Large-Cap Growth(a)	1.079999	—	0.023468	1.103467	98	—	2		100
Morningstar Large-Cap Value(a)	3.342762	—	0.001213	3.343975	100	—	0	(b)	100
Morningstar Mid-Cap(a)	2.658863	—	0.132258	2.791121	95	—	5		100
Morningstar Mid-Cap Growth(a)	0.740940	—	0.031374	0.772314	96	—	4		100
Morningstar Mid-Cap Value(a)	4.530138	—	0.185205	4.715343	96	—	4		100
Morningstar Small-Cap(a)	2.383382	—	0.159596	2.542978	94	—	6		100
Morningstar Small-Cap Growth(a)	0.514966	—	0.046313	0.561279	92	—	8		100
Morningstar Small-Cap Value(a)	3.254383	—	0.289977	3.544360	92	—	8		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	444	33.64
At NAV	198	15.00
Less than 0.0% and Greater than –0.5%	677	51.28

	1,320	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information  (unaudited) (continued)

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.0% and Less than 0.5%	505	38.26%
At NAV	190	14.39
Less than 0.0% and Greater than –0.5%	625	47.35

	1,320	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.0% and Less than 0.5%	526	39.85%
At NAV	190	14.39
Less than 0.0% and Greater than –0.5%	604	45.76

	1,320	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	554	41.97
At NAV	147	11.14
Less than 0.0% and Greater than –0.5%	618	46.81

	1,320	100.00%

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.0% and Less than 0.5%	490	37.12%
At NAV	151	11.44
Less than 0.0% and Greater than –0.5%	679	51.44

	1,320	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.0% and Less than 0.5%	593	44.92%
At NAV	161	12.20
Less than 0.0% and Greater than –0.5%	564	42.73
Less than –0.5% and Greater than –1.0%	2	0.15

	1,320	100.00%

94	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Morningstar Small-Cap ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Greater than 0.0% and Less than 0.5%	463	35.08

At NAV	124	9.39
Less than 0.0% and Greater than –0.5%	728	55.14
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08

	1,320	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.5% and Less than 1.0%	4	0.30%
Greater than 0.0% and Less than 0.5%	587	44.47
At NAV	116	8.79
Less than 0.0% and Greater than –0.5%	609	46.13
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08

	1,320	100.00%

iShares Morningstar Small-Cap Value ETF

Period Covered: January 01, 2015 through March 31, 2020

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.0% and Less than 0.5%	380	28.79%
At NAV	115	8.71
Less than 0.0% and Greater than –0.5%	825	62.50

	1,320	100.00%

SUPPLEMENTAL INFORMATION	95

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Principal Occupation(s)
Name (Age)	Position(s)	During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009)	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019)	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Principal Occupation(s)
Name (Age)	Position(s)	During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016)	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016)	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019)	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

96	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Principal Occupation(s)
Name (Age)	Position(s)	During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019)	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019)	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019)	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019)	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020)	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019)	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012)	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016)	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019)	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	97

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

98	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	99

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0420

APRIL 30, 2020

2020 Annual Report

iShares Trust

•	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX
•	iShares Core U.S. REIT ETF | USRT | NYSE Arca
•	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
•	iShares Global REIT ETF | REET | NYSE Arca
•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets posted a negative return during the 12 months ended April 30, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -4.96% in U.S. dollar terms for the reporting period.

The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, global equities posted solid returns, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the emergence and spread of the coronavirus upended global equity markets in late 2019 and early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading affected countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors struggled to project the length of the disruption and its ultimate economic impact. In the midst of this volatile environment, decreasing demand and a dispute over oil production between Russia and Saudi Arabia led to a sudden decline in oil prices, further dampening market sentiment. In April 2020, however, optimism around plans in some countries to begin easing lockdown restrictions and new potential coronavirus treatments led global stocks to recover some of their losses.

In the U.S., as state and local governments issued shelter-in-place orders and restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. Travel, leisure, and industries such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering near a 50-year low for much of the reporting period, increased dramatically as more than 30 million workers filed unemployment claims in the last six weeks of the reporting period.

In response to the crisis, the U.S. federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. An additional U.S. $484 billion of stimulus was added in April 2020. The U.S. Federal Reserve Bank (“Fed”), also responded to the crisis with two emergency interest rate reductions in March 2020 and a new bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and asset-backed securities.

Europe was similarly affected by the coronavirus; Italy, Germany, France, Spain, and the U.K. were among the countries with the most confirmed cases. European stocks declined substantially as some countries issued lockdown orders to contain the virus’ spread. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans designed to protect affected businesses and workers. The European Central Bank (“ECB”) also sought to steady markets with a €750 billion bond buying program and signaled openness to further stimulus.

Asia-Pacific and emerging market equities also declined significantly, despite some signs that the outbreak was beginning to slow down. The Chinese economy struggled initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and cancelled existing orders.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® Cohen & Steers REIT ETF

Investment Objective

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.10)%	4.25%	8.36%	(8.10)%	23.14%	123.18%
Fund Market	(8.16)	4.24	8.35	(8.16)	23.07	122.94
Index	(7.78)	4.61	8.72	(7.78)	25.29	130.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$842.00	$1.56		$1,000.00	$1,023.20	$1.71		0.34%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Cohen & Steers REIT ETF

Portfolio Management Commentary

Prior to the global spread of the coronavirus, REITs advanced in an environment of solid economic growth, low interest rates, and few property vacancies. Beginning in February 2020, however, as the coronavirus spread worsened, REITs declined sharply, ending the reporting period with negative returns overall. Retail REITs were primary detractors from the Index’s return. Already pressured by the expansion of e-commerce, retail REITs declined sharply as nonessential businesses closed and many retailers missed rent payments. Lower rental revenue and tighter liquidity heightened analysts’ concerns about retail REITs’ ability to maintain dividends payments.

Healthcare REITs also weighed on the Index’s performance. The industry’s substantial exposure to senior care facilities, whose residents are at particularly high risk for coronavirus complications, was especially detrimental. Senior care facilities faced lower occupancy rates as well as higher safety and cleaning expenses to limit the spread of infections.

Residential REITs detracted meaningfully from the Index’s return as rent revenue declined, and approximately one third of apartment tenants missed April 2020 rent payments. In light of this economic uncertainty, developers suspended or slowed the construction of new properties. Sharply rising unemployment led to concerns about weakening demand for office space. Office REITs also struggled as businesses increasingly moved to remote working in order to slow the coronavirus’s transmission rate, raising concerns about future demand for commercial workspace.

In contrast, specialized REITs contributed to the Index’s return. Communications infrastructure companies such as data center providers and cell tower owners and operators, which are considered essential businesses, continued operations amid lockdown mandates. Higher demand for remote computing services from businesses and education providers and for content streaming from consumers staying at home benefited data center operators.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	40.6%
Residential REITs	18.6
Industrial REITs	11.5
Office REITs	11.0
Retail REITs	10.7
Health Care REITs	6.0
Hotel & Resort REITs	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Equinix Inc.	10.6%
American Tower Corp.	9.5
Prologis Inc.	9.2
Digital Realty Trust Inc.	7.2
SBA Communications Corp.	6.0
Public Storage	5.1
AvalonBay Communities Inc.	4.2
Equity Residential	4.2
Welltower Inc.	3.8
Simon Property Group Inc.	3.8

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(14.60)%	2.47%	7.07%	(14.60)%	13.00%	98.01%
Fund Market	(14.66)	2.46	7.06	(14.66)	12.91	97.79
Index	(14.53)	2.60	7.40	(14.53)	13.68	104.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$770.50	$0.35		$1,000.00	$1,024.50	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

Prior to the global spread of the coronavirus, REITs advanced in an environment of solid economic growth, low interest rates, and few property vacancies. Beginning in February 2020, however, as the outbreak worsened, REITs declined sharply, ending the reporting period with negative returns overall.

Retail REITs detracted the most from the Index’s return. Prior to the coronavirus outbreak, retail REITs already faced a difficult environment as the expansion of e-commerce constrained performance of shopping malls, which are typically owned by REITs. Following the outbreak, the industry declined sharply as nonessential businesses closed and many retailers missed rent payments. Lower rental revenue and tighter liquidity heightened analysts’ concerns about retail REITs’ ability to maintain dividends payments.

Hotel and resort, healthcare, and office REITs also detracted meaningfully. Social distancing measures weighed heavily on hotel and resort REITs, as worldwide travel restrictions led to sharply lower hotel revenues, raising concerns about their ability to continue making lease payments and driving analyst downgrades. Healthcare REITs’ substantial exposure to senior care facilities also weighed on the Index’s performance. Sharply rising unemployment led to concerns about weakening demand for office space. In light of this economic uncertainty, office REITs struggled as businesses increasingly moved to remote working in order to slow the coronavirus’s transmission rate, raising concerns about future demand for commercial workspace.

In contrast, industrial and specialized REITs contributed to the Index’s return. Among industrial REITs, logistics providers advanced, benefiting from increased demand for warehouse and fulfillment centers amid the increasing shift to online commerce. Higher demand for remote computing services from businesses and education providers benefited data center operators in the specialized REIT industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	25.3%
Residential REITs	19.2
Industrial REITs	14.1
Office REITs	11.5
Retail REITs	11.4
Health Care REITs	10.9
Diversified REITs	4.4
Hotel & Resort REITs	3.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Prologis Inc.	8.4%
Equinix Inc.	7.4
Digital Realty Trust Inc.	5.0
Public Storage	3.5
Equity Residential	3.1
AvalonBay Communities Inc.	2.9
Welltower Inc.	2.7
Simon Property Group Inc.	2.6
Alexandria Real Estate Equities Inc.	2.4
Realty Income Corp.	2.3

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	iShares® Europe Developed Real Estate ETF

Investment Objective

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA Nareit Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(14.33)%	(1.19)%	5.41%	(14.33)%	(5.79)%	69.29%
Fund Market	(14.84)	(1.27)	5.43	(14.84)	(6.21)	69.73
Index	(14.37)	(1.11)	5.51	(14.37)	(5.42)	70.98

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$794.60	$2.14		$1,000.00	$1,022.50	$2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Europe Developed Real Estate ETF

Portfolio Management Commentary

European real estate stocks posted significantly negative returns for the reporting period. Real estate investments generally gained for the first three quarters of the reporting period, supported by accommodative monetary policies at the region’s central banks. However, as the coronavirus spread throughout Europe in early 2020, government-enacted social distancing measures closed nonessential businesses, and real estate stocks declined sharply amid investor concerns about rental revenues. In this environment, investors postponed real estate transactions, and the sudden decline in economic activity led to difficulty in appraising property values.

French real estate stocks detracted the most from the Index’s return, driven by real estate investment trusts (“REITs”), particularly retail REITs. Europe’s challenging retail environment already constrained retail REITs prior to the coronavirus outbreak. After the outbreak, store and mall closures heightened expectations that retailers would be unable to meet rent obligations during a prolonged quarantine. The French retail REITs industry also has significant exposure to the conventions and exhibitions market, which faced early restrictions before complete suspension following lockdowns. As European governments extended lockdowns until at least mid-May 2020, concerns intensified about retailers facing liquidity and solvency challenges.

Real estate stocks in the U.K. also declined, due in part to Brexit-related uncertainty earlier in the reporting period. Retail and diversified REITs were key detractors as brick-and-mortar retailers, already pressured by the expansion of e-commerce, struggled during the pandemic. Some REITs reported that a majority of quarterly rents were unpaid during March 2020, raising concerns about future property values. Given the uncertain environment, some REITs suspended dividend payments and established rent-forgiveness programs. Concerns about future demand for office space amid the rising popularity of remote working also pressured REITs.

German real estate stocks also detracted notably from the Index’s return. Lockdowns led to delayed or canceled real estate transactions, and economic uncertainty drove some buyers to request discounts. Real estate operating companies were the principal detractors, particularly companies with significant hotel holdings, which struggled amid travel bans.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	48.9%
Diversified REITs	12.2
Retail REITs	11.0
Office REITs	8.6
Industrial REITs	8.3
Health Care REITs	3.5
Residential REITs	3.1
Diversified Real Estate Activities	2.1
Specialized REITs	1.7
Other (each representing less than 1%)	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Germany	29.7%
United Kingdom	26.9
France	11.0
Sweden	10.9
Switzerland	7.2
Belgium	6.2
Spain	2.9
Finland	1.7
Austria	1.0
Norway	0.9

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(18.47)%	0.14%	1.18%	(18.47)%	0.70%	7.05%
Fund Market	(18.80)	(0.03)	1.09	(18.80)	(0.14)	6.51
Index	(19.10)	(0.66)	0.39	(19.10)	(3.25)	2.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$739.50	$0.61		$1,000.00	$1,024.20	$0.70		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Global REIT ETF

Portfolio Management Commentary

Global REITs declined sharply for the reporting period in an environment of declining global real estate investment, lower leasing volumes, and the sudden economic slowdown caused by the global spread of the coronavirus. The U.S., which represented approximately 66% of the Index on average for the reporting period, drove the majority of the declines.

Retail REITs in the U.S. detracted the most from the Index’s return. Already pressured by the expansion of e-commerce, retail REITs declined sharply following the coronavirus outbreak as nonessential businesses closed and many retailers missed rent payments. Lower rental revenue and tighter liquidity heightened analysts’ concerns about retail REITs’ ability to maintain dividends payments.

Healthcare, hotel and resort, and office REITs in the U.S. also detracted meaningfully. Healthcare REITs’ substantial exposure to senior care facilities weighed on the Index’s performance. As the coronavirus outbreak intensified, senior care facilities faced lower occupancy rates as well as higher safety and cleaning expenses to limit the spread of infections. Social distancing measures weighed heavily on hotel and resort REITs, as worldwide travel restrictions led to sharply lower hotel revenues, raising concerns about their ability to continue making lease payments and driving analyst downgrades. Sharply rising unemployment led to speculation that demand for office space could weaken. In light of this economic uncertainty, office REITs struggled as businesses increasingly moved to remote working in order to slow the coronavirus’s transmission rate, raising concerns that businesses may require less office space in the future.

French and Australian REITs also detracted notably from the Index’s return. In France, retail REITs detracted the most, as nonessential business closures heightened expectations that retailers would be unable to meet rent obligations during a prolonged quarantine. The industry weakened further after European governments extended lockdowns until at least mid-May 2020, prompting concerns that retailers could face liquidity and solvency challenges. Australian retailers weakened for similar reasons, leading several large retail REITs to withdraw their financial and distribution guidance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Residential REITs	16.8%
Retail REITs	16.6
Industrial REITs	16.1
Office REITs	15.5
Specialized REITs	11.8
Diversified REITs	11.5
Health Care REITs	8.9
Hotel & Resort REITs	2.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	66.9%
Japan	9.1
United Kingdom	5.3
Australia	3.7
Singapore	3.5
Canada	3.1
France	2.4
Hong Kong	1.9
Belgium	1.3
Spain	0.6

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of April 30, 2020	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(16.93)%	(1.37)%	3.63%	(16.93)%	(6.64)%	42.89%
Fund Market	(17.53)	(1.43)	3.66	(17.53)	(6.94)	43.24
Index	(16.54)	(1.11)	3.99	(16.54)	(5.43)	47.89

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$775.30	$2.12		$1,000.00	$1,022.50	$2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® International Developed Real Estate ETF

Portfolio Management Commentary

International developed real estate stocks declined sharply for the reporting period against a backdrop of declining global real estate investment, lower leasing volumes, and the economic slowdown caused by the global spread of the coronavirus. Real estate stocks in the Asia-Pacific region detracted the most, led by Hong Kong-based investments. The economic slowdown in China, driven initially by a trade dispute with the U.S., challenged Hong Kong real estate stocks because Chinese investors are among the largest buyers of Hong Kong properties. Mass pro-democracy protests during the summer of 2019 also weighed on real estate companies. Potential customers stayed away from commercial real estate locations, causing property values to decline. Government-imposed social distancing measures aimed at slowing the spread of the coronavirus in early 2020 led to sharp declines in real estate stocks, as residential properties sold at steep losses and developers postponed new project launches.

Japanese real estate stocks also detracted notably from the Index’s return. Although relatively attractive yields in a very low interest rate environment supported real estate companies for much of the reporting period, the sector weakened significantly as the coronavirus outbreak intensified. Concerns about a potential decline in demand for office space mounted as businesses increasingly transitioned to remote working. The postponement of the 2020 Tokyo Olympics further weighed on performance, particularly of real estate investment trusts (“REITs”), as Olympic Village property developers considered delaying future plans.

REITs in France, Australia, and the U.K. also detracted notably. French retail REITs weakened as European governments extended lockdowns until at least mid-May 2020, prompting concerns about lower rental receipts from retailers facing liquidity and solvency challenges. Retail and diversified REITs in Australia declined for similar reasons, as nonessential business closures heightened expectations that retailers and other businesses would be unable to meet rent obligations during a prolonged lockdown. U.K. retail REITs struggled as many retailers missed quarterly rent payments, raising concerns about future property values.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	22.6%
Diversified Real Estate Activities	16.5
Retail REITs	14.4
Diversified REITs	13.1
Office REITs	12.0
Industrial REITs	9.4
Residential REITs	4.8
Real Estate Development	3.7
Health Care REITs	1.5
Specialized REITs	1.0
Other (each representing less than 1%)	1.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	25.9%
Hong Kong	14.4
Germany	11.5
United Kingdom	10.4
Singapore	7.3
Australia	6.7
Canada	6.0
France	4.2
Sweden	4.2
Switzerland	2.8

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Cohen & Steers REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 6.0%
Ventas Inc.	1,258,415	$40,709,725
Welltower Inc.	1,369,906	70,180,285

		110,890,010

Hotel & Resort REITs — 1.6%
Host Hotels & Resorts Inc.(a)	2,421,309	29,806,314

Industrial REITs — 11.5%
Duke Realty Corp.	1,240,977	43,061,902
Prologis Inc.(a)	1,888,479	168,508,981

		211,570,883

Office REITs — 11.0%
Alexandria Real Estate Equities Inc.(a)	413,915	65,021,907
Boston Properties Inc.	485,483	47,179,238
Cousins Properties Inc.	495,489	14,948,903
Douglas Emmett Inc.	556,485	16,967,228
Kilroy Realty Corp.(a)	329,277	20,500,786
SL Green Realty Corp.	275,197	14,599,201
Vornado Realty Trust	534,799	23,434,892

		202,652,155

Residential REITs — 18.5%
American Campus Communities Inc.	463,904	16,371,172
AvalonBay Communities Inc.	471,521	76,834,347
Equity LifeStyle Properties Inc.	614,689	37,071,894
Equity Residential(a)	1,178,522	76,674,641
Essex Property Trust Inc.	223,106	54,460,175
Invitation Homes Inc.	1,817,579	42,985,743
UDR Inc.(a)	989,392	37,072,518

		341,470,490

Retail REITs — 10.7%
Federal Realty Investment Trust	237,130	19,745,815
National Retail Properties Inc.	579,476	18,914,096
Realty Income Corp.	1,157,013	63,543,154
Regency Centers Corp.	565,721	24,840,809
Simon Property Group Inc.	1,036,014	69,174,655

		196,218,529

Security Shares		Value

Specialized REITs — 40.4%
American Tower Corp.(a)	736,722	$175,339,836
Digital Realty Trust Inc.(a)	887,456	132,665,798
Equinix Inc.(a)	287,916	194,400,883
Extra Space Storage Inc.(a)	437,247	38,582,675
Public Storage	507,183	94,057,087
SBA Communications Corp.(a)	380,157	110,215,118

		745,261,397

Total Common Stocks — 99.7% (Cost: $1,862,402,661)		1,837,869,778

Short-Term Investments

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(c)(d)	56,041,857	56,103,503
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(c)	4,230,000	4,230,000

		60,333,503

Total Short -Term Investments — 3.3% (Cost: $60,301,151)		60,333,503

Total Investments in Securities — 103.0% (Cost: $1,922,703,812)		1,898,203,281

Other Assets, Less Liabilities — (3.0)%		(55,342,283)

Net Assets — 100.0%		$1,842,860,998

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	56,041,857	56,041,857	$56,103,503	$29,402	(b)	$12,270		$32,352
BlackRock Cash Funds: Treasury, SL Agency Shares	2,402,508	1,827,492	4,230,000	4,230,000	62,432		—		—

				$60,333,503	$91,834		$12,270		$32,352

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	iShares® Cohen & Steers REIT ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	159	06/19/20	$4,759	$339,680

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$339,680

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(276,097)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$325,003

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,286,098

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,837,869,778	$—	$—	$1,837,869,778
Money Market Funds	60,333,503	—	—	60,333,503

	$1,898,203,281	$—	$—	$1,898,203,281

Derivative financial instruments(a)
Assets
Futures Contracts	$339,680	$—	$—	$339,680

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 4.4%
Alexander & Baldwin Inc.	117,258	$1,540,770
American Assets Trust Inc.(a)	82,106	2,325,242
Armada Hoffler Properties Inc.	94,274	905,973
Colony Capital Inc.	815,917	1,884,768
Empire State Realty Trust Inc., Class A	255,409	2,135,219
Essential Properties Realty Trust Inc.	155,544	2,284,942
Gladstone Commercial Corp.	54,792	865,714
Global Net Lease Inc.	152,965	2,201,166
One Liberty Properties Inc.	26,369	414,521
PS Business Parks Inc.	33,995	4,388,415
STORE Capital Corp.	365,815	7,341,907
VEREIT Inc.	1,825,002	10,001,011
Washington REIT	139,766	3,259,343
WP Carey Inc.	291,946	19,204,208

		58,753,199

Health Care REITs — 10.8%
CareTrust REIT Inc.	161,536	2,662,113
Community Healthcare Trust Inc.	32,871	1,222,801
Diversified Healthcare Trust(a)	401,354	1,248,211
Global Medical REIT Inc.	65,064	677,967
Healthcare Realty Trust Inc.	224,952	6,611,339
Healthcare Trust of America Inc., Class A	367,119	9,042,141
Healthpeak Properties Inc.	864,770	22,605,088
LTC Properties Inc.	66,872	2,380,643
Medical Properties Trust Inc.	876,543	15,023,947
National Health Investors Inc.	72,353	3,983,756
New Senior Investment Group Inc.	143,475	474,902
Omega Healthcare Investors Inc.	385,457	11,236,072
Physicians Realty Trust	320,627	4,944,069
Sabra Health Care REIT Inc.	342,626	4,392,465
Universal Health Realty Income Trust	21,771	2,328,626
Ventas Inc.	636,405	20,587,702
Welltower Inc.	701,954	35,961,104

		145,382,946

Hotel & Resort REITs — 3.2%
Apple Hospitality REIT Inc.	356,819	3,454,008
Ashford Hospitality Trust Inc.	156,635	128,801
Braemar Hotels & Resorts Inc.	52,259	163,571
Chatham Lodging Trust	78,941	592,847
CorePoint Lodging Inc.	69,582	302,682
DiamondRock Hospitality Co.(a)	342,090	2,131,221
Hersha Hospitality Trust(a)	58,956	308,340
Host Hotels & Resorts Inc.(a)	1,214,531	14,950,876
Park Hotels & Resorts Inc.	407,227	3,872,729
Pebblebrook Hotel Trust(a)	220,926	2,615,764
RLJ Lodging Trust(a)	287,203	2,668,116
Ryman Hospitality Properties Inc.	83,197	2,940,182
Service Properties Trust	277,995	1,926,505
Summit Hotel Properties Inc.	178,393	1,081,061
Sunstone Hotel Investors Inc.	381,332	3,504,441
Xenia Hotels & Resorts Inc.	192,554	1,867,774

		42,508,918

Industrial REITs — 14.0%
Americold Realty Trust	327,068	10,005,010
Duke Realty Corp.	627,895	21,787,957
EastGroup Properties Inc.(a)	65,292	6,920,952
First Industrial Realty Trust Inc.(a)	214,223	8,091,203
Industrial Logistics Properties Trust	110,103	2,057,825

Security	Shares	Value

Industrial REITs (continued)
Lexington Realty Trust(a)	410,692	$4,291,731
Monmouth Real Estate Investment Corp.	159,702	2,170,350
Plymouth Industrial REIT Inc.	22,384	313,600
Prologis Inc.(a)	1,253,292	111,831,245
Rexford Industrial Realty Inc.	192,970	7,857,738
STAG Industrial Inc.	254,262	6,674,378
Terreno Realty Corp.	112,060	6,143,129

		188,145,118

Office REITs — 11.5%
Alexandria Real Estate Equities Inc.(a)	207,219	32,552,033
Boston Properties Inc.	264,225	25,677,385
Brandywine Realty Trust	297,506	3,320,167
City Office REIT Inc.	91,426	923,403
Columbia Property Trust Inc.	195,176	2,789,065
Corporate Office Properties Trust(a)	191,203	5,051,583
Cousins Properties Inc.	248,611	7,500,594
Douglas Emmett Inc.	283,172	8,633,914
Easterly Government Properties Inc.	126,388	3,401,101
Franklin Street Properties Corp.	176,632	960,878
Highwoods Properties Inc.	174,255	6,762,836
Hudson Pacific Properties Inc.	259,307	6,373,766
JBG SMITH Properties	208,624	7,082,785
Kilroy Realty Corp.(a)	177,455	11,048,348
Mack-Cali Realty Corp.	147,140	2,382,197
Office Properties Income Trust	81,042	2,220,551
Paramount Group Inc.	333,483	3,218,111
Piedmont Office Realty Trust Inc., Class A	212,715	3,690,605
SL Green Realty Corp.	134,775	7,149,814
Vornado Realty Trust	295,229	12,936,935

		153,676,071

Residential REITs — 19.1%
American Campus Communities Inc.	233,390	8,236,333
American Homes 4 Rent, Class A	438,941	10,596,036
Apartment Investment & Management Co., Class A	252,252	9,502,333
AvalonBay Communities Inc.	237,971	38,777,374
Bluerock Residential Growth REIT Inc.	39,254	228,458
BRT Apartments Corp.	16,946	167,765
Camden Property Trust	159,426	14,040,648
Clipper Realty Inc.	25,076	132,903
Equity LifeStyle Properties Inc.	296,074	17,856,223
Equity Residential	625,214	40,676,423
Essex Property Trust Inc.	111,815	27,294,042
Front Yard Residential Corp.	84,823	967,830
Independence Realty Trust Inc.	153,235	1,543,076
Investors Real Estate Trust	19,782	1,238,947
Invitation Homes Inc.	913,217	21,597,582
Mid-America Apartment Communities Inc.	194,016	21,714,271
NexPoint Residential Trust Inc.	33,663	1,012,246
Preferred Apartment Communities Inc., Class A	78,389	580,862
Sun Communities Inc.	154,594	20,777,434
UDR Inc.	495,597	18,570,020
UMH Properties Inc.	62,370	810,186

		256,320,992

Retail REITs — 11.4%
Acadia Realty Trust	145,299	1,800,255
Agree Realty Corp.(a)	70,431	4,585,762
Alexander’s Inc.	3,580	1,128,631
American Finance Trust Inc.	179,961	1,387,499
Brixmor Property Group Inc.	506,757	5,802,368

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Brookfield Property REIT Inc., Class A	113,064	$1,107,462
Cedar Realty Trust Inc.(a)	149,204	156,664
Federal Realty Investment Trust	127,465	10,614,011
Getty Realty Corp.	56,966	1,547,197
Kimco Realty Corp.(a)	705,300	7,694,823
Kite Realty Group Trust(a)	139,467	1,426,747
Macerich Co. (The)	240,964	1,800,001
National Retail Properties Inc.	291,995	9,530,717
Pennsylvania REIT(a)	120,747	121,954
Realty Income Corp.	557,158	30,599,117
Regency Centers Corp.	284,054	12,472,811
Retail Opportunity Investments Corp.	194,095	1,883,692
Retail Properties of America Inc., Class A	363,678	2,254,804
Retail Value Inc.	25,808	373,442
RPT Realty	133,368	909,570
Saul Centers Inc.	20,623	672,722
Simon Property Group Inc.	525,586	35,093,377
SITE Centers Corp.	253,701	1,537,428
Spirit Realty Capital Inc.	169,297	5,207,576
Tanger Factory Outlet Centers Inc.(a)	151,815	1,141,649
Taubman Centers Inc.	99,726	4,298,191
Urban Edge Properties	195,531	2,248,606
Urstadt Biddle Properties Inc., Class A	50,762	741,633
Washington Prime Group Inc.(a)	320,546	275,605
Weingarten Realty Investors	206,578	3,757,654
Whitestone REIT	65,339	442,998

		152,614,966

Specialized REITs — 25.2%
CoreCivic Inc.	202,369	2,655,081
CoreSite Realty Corp.	63,955	7,750,706
CubeSmart	327,979	8,265,071
CyrusOne Inc.(a)	191,085	13,404,613
Digital Realty Trust Inc.(a)	446,099	66,687,339
EPR Properties	132,907	3,910,124
Equinix Inc.(a)	145,424	98,190,285
Extra Space Storage Inc.	214,582	18,934,716
Farmland Partners Inc.	47,595	312,223
Four Corners Property Trust Inc.	119,104	2,666,739

Security	Shares	Value

Specialized REITs (continued)
Gaming and Leisure Properties Inc.	345,491	$9,756,666
GEO Group Inc. (The)	201,344	2,553,042
Gladstone Land Corp.	31,996	429,386
Iron Mountain Inc.	486,737	11,769,301
Lamar Advertising Co., Class A	145,274	8,375,046
Life Storage Inc.	79,229	6,939,668
National Storage Affiliates Trust	100,311	2,856,857
Outfront Media Inc.	243,837	3,825,803
Public Storage	253,108	46,938,879
QTS Realty Trust Inc., Class A(a)	97,747	6,112,120
Safehold Inc.(a)	21,707	1,253,796
VICI Properties Inc.	788,656	13,738,387

		337,325,848

Total Common Stocks — 99.6% (Cost: $1,600,681,193)		1,334,728,058

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(c)(d)	32,901,651	32,937,842
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(c)	3,157,000	3,157,000

		36,094,842

Total Short -Term Investments — 2.7% (Cost: $36,074,301)		36,094,842

Total Investments in Securities — 102.3% (Cost: $1,636,755,494)		1,370,822,900

Other Assets, Less Liabilities — (2.3)%		(31,380,010)

Net Assets — 100.0%		$1,339,442,890

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	32,901,651	32,901,651	$32,937,842	$94,363	(b)	$(4,288)	$20,541
BlackRock Cash Funds: Treasury, SL Agency Shares.	920,570	2,236,430	3,157,000	3,157,000	42,857		—	—

				$36,094,842	$137,220		$(4,288)	$20,541

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Core U.S. REIT ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	146	06/19/20	$4,370	$359,829

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$359,829

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(7,863)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$362,971

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,006,552

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,334,728,058	$—	$—	$1,334,728,058
Money Market Funds	36,094,842	—	—	36,094,842

	$1,370,822,900	$—	$—	$1,370,822,900

Derivative financial instruments(a)
Assets
Futures Contracts	$359,829	$—	$—	$359,829

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments April 30, 2020	iShares® Europe Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 1.0%
CA Immobilien Anlagen AG	6,084	$193,584

Belgium — 6.2%
Aedifica SA	2,181	210,935
Ascencio	449	21,786
Befimmo SA	1,872	83,554
Cofinimmo SA	2,278	316,877
Intervest Offices & Warehouses NV	1,943	48,097
Leasinvest Real Estate SCA	215	20,629
Montea CVA(a)	1,117	98,243
Retail Estates NV	879	47,513
Warehouses De Pauw CVA	11,673	319,636
Wereldhave Belgium Comm VA(a)	220	12,578
Xior Student Housing NV	1,357	62,871

		1,242,719

Finland — 1.7%
Citycon OYJ	6,792	44,859
Kojamo OYJ	15,867	285,017

		329,876

France — 10.9%
Carmila SA	3,328	42,721
Covivio	4,084	255,644
Gecina SA	4,572	596,418
ICADE	2,804	215,446
Klepierre SA	16,821	340,016
Mercialys SA	5,366	41,788
Unibail-Rodamco-Westfield	11,897	700,014

		2,192,047

Germany — 29.5%
ADO Properties SA(b)	3,879	108,766
alstria office REIT AG	14,846	222,285
Aroundtown SA	106,269	571,506
Deutsche EuroShop AG	4,524	65,210
Deutsche Wohnen SE	31,567	1,279,287
Grand City Properties SA	9,719	203,324
Hamborner REIT AG	6,156	55,371
LEG Immobilien AG	6,099	700,356
Sirius Real Estate Ltd.	83,379	74,145
TAG Immobilien AG	11,135	243,313
TLG Immobilien AG	1,197	21,148
Vonovia SE	47,930	2,365,022

		5,909,733

Ireland — 0.7%
Hibernia REIT PLC	60,476	78,163
Irish Residential Properties REIT PLC	38,925	54,913

		133,076

Italy — 0.1%
Immobiliare Grande Distribuzione SIIQ SpA	5,793	22,969

Netherlands — 0.8%
Eurocommercial Properties NV	4,236	47,047
NSI NV	1,572	63,191
Vastned Retail NV	1,510	27,719
Wereldhave NV(c)	3,568	31,264

		169,221

Norway — 0.9%
Entra ASA(b)	14,771	186,452

Security	Shares	Value

Spain — 2.8%
Inmobiliaria Colonial Socimi SA	28,737	$276,985
Lar Espana Real Estate Socimi SA	5,425	22,253
Merlin Properties Socimi SA	29,172	270,315

		569,553

Sweden — 10.8%
Atrium Ljungberg AB, Class B	4,065	56,768
Castellum AB	23,819	418,110
Catena AB	2,215	70,415
Dios Fastigheter AB	7,457	46,037
Fabege AB	23,255	278,450
Fastighets AB Balder, Class B(a)	8,547	337,778
Hufvudstaden AB, Class A	9,685	124,345
Klovern AB, Class B	44,564	60,455
Kungsleden AB	16,661	127,595
Nyfosa AB(a)	13,978	86,296
Pandox AB(a)	7,803	82,446
Samhallsbyggnadsbolaget i Norden AB	82,235	159,550
Wallenstam AB, Class B	14,390	149,245
Wihlborgs Fastigheter AB	11,715	167,679

		2,165,169

Switzerland — 7.2%
Allreal Holding AG, Registered	1,240	230,489
Hiag Immobilien Holding AG(a)	242	22,165
Mobimo Holding AG, Registered	572	157,053
PSP Swiss Property AG, Registered	3,461	402,346
Swiss Prime Site AG, Registered	6,629	629,829

		1,441,882

United Kingdom — 26.7%
Assura PLC	208,256	200,428
Big Yellow Group PLC	13,535	183,016
BMO Commercial Property Trust.(a)	46,802	45,043
BMO Real Estate Investments Ltd.	20,919	13,721
British Land Co. PLC (The)	82,108	419,032
Capital &Counties Properties PLC	65,030	136,409
Civitas Social Housing PLC	54,704	67,552
Custodian REIT PLC	34,440	37,794
Derwent London PLC	8,870	347,505
Empiric Student Property PLC	51,226	40,384
GCP Student Living PLC	40,400	68,590
Grainger PLC	53,116	179,018
Great Portland Estates PLC	22,366	190,935
Hammerson PLC	67,252	59,872
Helical PLC	8,653	39,292
Impact Healthcare REIT PLC	20,636	24,155
Intu Properties PLC(a)(c)	95,790	6,706
Land Securities Group PLC	62,868	524,957
LondonMetric Property PLC	71,872	176,054
LXI REIT PLC	46,359	62,100
NewRiver REIT PLC	26,255	22,221
Phoenix Spree Deutschland Ltd.	7,425	25,006
Picton Property Income Ltd. (The)(a)	47,925	41,408
Primary Health Properties PLC	105,835	205,582
RDI REIT PLC	21,934	16,877
Regional REIT Ltd.(b)	32,563	31,832
Safestore Holdings PLC	18,092	164,078
Schroder REIT Ltd.	45,262	21,209
Segro PLC	96,258	1,007,260
Shaftesbury PLC	19,667	148,842
Standard Life Investment Property Income Trust Ltd.	36,135	32,771

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Europe Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Target Healthcare REIT PLC	40,109	$54,639
Triple Point Social Housing REIT PLC(b)	28,174	35,040
Tritax Big Box REIT PLC	150,576	229,054
Tritax EuroBox PLC(b)	37,325	39,547
UK Commercial Property REIT Ltd.	57,794	49,206
UNITE Group PLC (The)	25,627	283,002
Workspace Group PLC	11,687	115,130

		5,345,267

Total Common Stocks — 99.3% (Cost: $25,215,227)		19,901,548

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(d)(e)(f)	41,130	41,175

Total Short-Term Investments — 0.2% (Cost: $41,144)		41,175

Total Investments in Securities — 99.5% (Cost: $25,256,371)		19,942,723

Other Assets, Less Liabilities — 0.5%		97,215

Net Assets — 100.0%		$20,039,938

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	151,626	(110,496)	41,130	$41,175	$7,997	(b)	$56		$(15)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,859	(10,859)	—	—	279		—		—

				$41,175	$8,276		$56		$(15)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	4	06/19/20	$126	$7,942

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	iShares® Europe Developed Real Estate ETF

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,942

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(8,398)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,942

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$41,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$19,901,548	$—	$—	$19,901,548
Money Market Funds	41,175	—	—	41,175

	$19,942,723	$—	$—	$19,942,723

Derivative financial instruments(a)
Assets
Futures Contracts	$7,942	$—	$—	$7,942

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 3.7%
BWP Trust	882,496	$2,039,529
Charter Hall Long Wale REIT	781,650	2,292,623
Charter Hall Retail REIT	656,620	1,362,749
Cromwell Property Group	4,333,369	2,227,090
Dexus	1,978,504	11,865,193
GPT Group (The)	3,510,070	9,720,722
Mirvac Group	7,080,678	10,384,014
Scentre Group	9,513,115	14,511,792
Shopping Centres Australasia Property Group	1,697,557	2,478,401
Stockland	4,322,507	8,150,243
Vicinity Centres	5,655,797	5,517,247

		70,549,603

Belgium — 1.3%
Aedifica SA	45,119	4,363,683
Ascencio(a)	9,089	441,014
Befimmo SA	38,162	1,703,302
Cofinimmo SA	46,778	6,506,964
Intervest Offices & Warehouses NV	40,268	996,785
Leasinvest Real Estate SCA	4,435	425,531
Montea CVA(b)	22,582	1,986,145
Retail Estates NV	17,871	965,982
Warehouses De Pauw CVA	239,003	6,544,499
Wereldhave Belgium Comm VA(b)	4,304	246,080
Xior Student Housing NV(a)	28,032	1,298,756

		25,478,741

Canada — 3.0%
Allied Properties REIT	222,636	7,142,561
Artis REIT(a)	225,650	1,419,908
Boardwalk REIT	69,994	1,339,962
Canadian Apartment Properties REIT	305,043	10,519,860
Choice Properties REIT	462,264	4,200,131
Cominar REIT	325,022	1,986,707
Crombie REIT(a)	158,221	1,480,883
Dream Industrial REIT	203,078	1,488,415
Dream Office REIT	84,330	1,318,728
Granite REIT	98,656	4,517,457
H&R Real Estate Investment Trust	517,397	3,672,943
InterRent REIT	203,906	2,133,089
Killam Apartment REIT	151,297	1,822,383
Northview Apartment Real Estate Investment Trust	85,098	2,156,629
NorthWest Healthcare Properties REIT	183,431	1,288,950
RioCan REIT	572,378	6,552,295
SmartCentres Real Estate Investment Trust	228,945	3,514,243
Summit Industrial Income REIT	189,241	1,414,249

		57,969,393

China — 0.1%
Yuexiu REIT	2,185,000	1,042,788

France — 2.4%
Carmila SA	67,154	862,050
Covivio	83,362	5,218,160
Gecina SA	93,727	12,226,707
ICADE	58,314	4,480,573
Klepierre SA	345,090	6,975,566
Mercialys SA	112,581	876,734
Unibail-Rodamco-Westfield	243,955	14,354,192

		44,993,982

Security	Shares	Value

Germany — 0.3%
alstria office REIT AG	307,220	$4,599,928
Hamborner REIT AG	124,960	1,123,965

		5,723,893

Guernsey — 0.0%
Stenprop Ltd.(a)	100,342	119,656

Hong Kong —1.9%
Champion REIT	3,550,000	2,047,384
Hui Xian Real Estate Investment Trust(a)	4,284,000	1,344,774
Link REIT	3,748,300	32,851,032

		36,243,190

Ireland — 0.1%
Hibernia REIT PLC	1,227,966	1,587,089
Irish Residential Properties REIT PLC	783,084	1,104,733

		2,691,822

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	117,451	465,692

Japan — 9.0%
Activia Properties Inc.	1,252	3,711,451
Advance Residence Investment Corp.	2,330	7,168,560
AEON REIT Investment Corp.	2,822	2,839,549
Comforia Residential REIT Inc.	1,104	3,308,851
Daiwa House REIT Investment Corp.	3,584	8,730,836
Daiwa Office Investment Corp.	495	2,763,501
Daiwa Securities Living Investments Corp.	2,715	2,297,728
Frontier Real Estate Investment Corp.	840	2,387,993
Fukuoka REIT Corp.	1,311	1,332,639
Global One Real Estate Investment Corp.	1,741	1,499,473
GLP J-REIT	6,540	8,482,704
Hulic Reit Inc.	2,078	2,353,259
Ichigo Office REIT Investment Corp.	2,201	1,407,850
Industrial & Infrastructure Fund Investment Corp.	3,170	4,446,626
Invesco Office J-Reit Inc.	15,620	2,094,644
Invincible Investment Corp.	8,764	2,292,319
Japan Excellent Inc.	2,228	2,421,037
Japan Hotel REIT Investment Corp.	8,131	2,737,326
Japan Logistics Fund Inc.	1,560	3,703,970
Japan Prime Realty Investment Corp.	1,534	4,289,204
Japan Real Estate Investment Corp.	2,353	12,850,348
Japan Retail Fund Investment Corp.	4,737	5,244,876
Kenedix Office Investment Corp.	685	3,452,705
Kenedix Residential Next Investment Corp.	1,664	2,651,570
Kenedix Retail REIT Corp.	974	1,551,150
LaSalle Logiport REIT	2,535	3,596,199
MCUBS MidCity Investment Corp.	3,003	2,108,994
Mitsui Fudosan Logistics Park Inc.	734	2,917,193
Mori Hills REIT Investment Corp.	2,793	3,622,660
Mori Trust Sogo REIT Inc.	1,868	2,094,480
Nippon Accommodations Fund Inc.	806	4,854,014
Nippon Building Fund Inc.	2,294	13,793,819
Nippon Prologis REIT Inc.	3,863	10,678,476
NIPPON REIT Investment Corp.	785	2,374,784
Nomura Real Estate Master Fund Inc.	8,099	9,361,167
Orix JREIT Inc.	4,753	5,764,849
Premier Investment Corp.	2,270	2,296,853
Sekisui House Reit Inc.	7,238	4,467,274
Tokyu REIT Inc.	1,640	2,208,444
United Urban Investment Corp.	5,363	5,456,533

		171,615,908

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 0.2%
Axis Real Estate Investment Trust	1,991,500	$903,122
IGB REIT	3,078,200	1,238,439
Pavilion REIT	1,424,300	536,597
Sunway REIT	3,010,500	1,099,182

		3,777,340

Mexico — 0.5%
Concentradora Fibra Danhos SA de CV	415,715	325,099
Fibra Uno Administracion SA de CV	5,451,913	4,526,851
Macquarie Mexico Real Estate Management SA de CV(c)	1,371,150	1,146,560
PLA Administradora Industrial S. de RL de CV	1,432,809	1,503,818
Prologis Property Mexico SA de CV	828,948	1,367,886

		8,870,214

Netherlands — 0.2%
Eurocommercial Properties NV	87,967	976,991
NSI NV	31,887	1,281,778
Vastned Retail NV	31,321	574,967
Wereldhave NV(a)	73,863	647,217

		3,480,953

New Zealand — 0.2%
Goodman Property Trust	1,985,735	2,762,599
Kiwi Property Group Ltd.	2,796,138	1,664,699

		4,427,298

Saudi Arabia — 0.1%
Al Rajhi REIT	163,570	368,087
Alahli REIT Fund 1	59,567	129,128
Jadwa REIT Saudi Fund	193,115	525,602
Musharaka Real Estate Income Fund, NVS	74,950	159,082
Riyad REIT Fund	217,398	459,112
Sedco Capital REIT Fund	44,184	98,840

		1,739,851

Singapore — 3.4%
Ascendas REIT	5,311,518	11,206,371
Ascott Residence Trust	3,215,032	2,044,082
CapitaLand Commercial Trust	4,936,764	5,646,224
CapitaLand Mall Trust	4,342,100	5,829,771
CapitaLand Retail China Trust	1,302,004	1,248,636
CDL Hospitality Trusts	1,426,200	987,814
First REIT(a)	992,300	563,927
Fortune REIT	2,412,000	2,205,055
Frasers Centrepoint Trust(a)	1,270,800	1,922,856
Frasers Logistics & Industrial Trust(a)	2,992,700	2,253,507
Keppel DC REIT(a)	2,182,533	3,643,498
Keppel REIT(a)	3,539,200	2,665,022
Lippo Malls Indonesia Retail Trust(a)	3,765,600	387,875
Manulife US Real Estate Investment Trust	2,568,200	1,861,945
Mapletree Commercial Trust	3,959,491	5,512,966
Mapletree Industrial Trust(a)	2,783,600	5,042,395
Mapletree Logistics Trust(a)	4,607,140	5,891,065
Mapletree North Asia Commercial Trust	3,826,100	2,568,491
Sasseur Real Estate Investment Trust(a)	895,400	467,514
Suntec REIT	3,689,500	3,669,319

		65,618,333

South Africa — 0.4%
Attacq Ltd.	1,331,835	392,335
Emira Property Fund Ltd.	766,956	270,199
Equites Property Fund Ltd.	819,788	734,305
Growthpoint Properties Ltd.	5,332,438	4,044,697

Security	Shares	Value

South Africa (continued)
Redefine Properties Ltd.	10,352,504	$1,279,618
SA Corporate Real Estate Ltd.	4,815,367	314,644
Vukile Property Fund Ltd.	1,573,458	463,513

		7,499,311

Spain — 0.6%
Inmobiliaria Colonial Socimi SA	586,521	5,653,264
Lar Espana Real Estate Socimi SA	109,332	448,469
Merlin Properties Socimi SA	599,583	5,555,878

		11,657,611

Thailand — 0.1%
WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust.	2,330,402	1,152,416

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS	230,009	106,621
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	3,297,762	589,771
Halk Gayrimenkul Yatirim Ortakligi AS	332,623	67,101
Is Gayrimenkul Yatirim Ortakligi AS(b)	803,127	178,102
Torunlar Gayrimenkul Yatirim Ortakligi AS(b)	300,080	100,463

		1,042,058

United Kingdom — 5.3%
Assura PLC .	4,260,066	4,099,932
Big Yellow Group PLC	276,546	3,739,366
BMO Real Estate Investments Ltd.	459,866	301,627
British Land Co. PLC (The)	1,684,189	8,595,131
Civitas Social Housing PLC	1,117,197	1,379,584
Custodian REIT PLC	689,867	757,043
Derwent London PLC	181,719	7,119,305
Empiric Student Property PLC	1,076,212	848,425
GCP Student Living PLC	819,465	1,391,270
Great Portland Estates PLC	457,392	3,904,674
Hammerson PLC	1,374,357	1,223,537
Impact Healthcare REIT PLC	424,679	497,101
Intu Properties PLC(a)(b)	1,620,414	113,437
Land Securities Group PLC	1,290,307	10,774,245
LondonMetric Property PLC	1,471,986	3,605,693
LXI REIT PLC	934,608	1,251,958
NewRiver REIT PLC	564,323	477,624
Picton Property Income Ltd. (The)(b)	994,094	858,922
Primary Health Properties PLC	2,164,020	4,203,565
RDI REIT PLC	467,574	359,763
Regional REIT Ltd.(c)	674,299	659,159
Safestore Holdings PLC	370,388	3,359,090
Schroder REIT Ltd.	953,146	446,636
Segro PLC	1,973,840	20,654,586
Shaftesbury PLC	402,982	3,049,809
Standard Life Investment Property Income Trust Ltd.	720,552	653,477
Target Healthcare REIT PLC	814,745	1,109,893
Triple Point Social Housing REIT PLC(c)	584,862	727,388
Tritax Big Box REIT PLC	3,079,044	4,683,807
UK Commercial Property REIT Ltd.	1,191,685	1,014,615
UNITE Group PLC (The)	525,981	5,808,474
Workspace Group PLC	241,011	2,374,235

		100,043,371

United States — 66.5%
Acadia Realty Trust	154,944	1,919,756
Agree Realty Corp.(a)	74,562	4,854,732
Alexander’s Inc.	3,789	1,194,520
Alexandria Real Estate Equities Inc.	219,211	34,435,856

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
American Assets Trust Inc.	86,927	$2,461,773
American Campus Communities Inc.	247,070	8,719,100
American Finance Trust Inc.	190,247	1,466,804
American Homes 4 Rent, Class A(a)	464,436	11,211,485
Americold Realty Trust(a)	345,998	10,584,079
Apartment Investment & Management Co., Class A	266,859	10,052,579
Apple Hospitality REIT Inc.	378,381	3,662,728
Armada Hoffler Properties Inc.	101,491	975,329
AvalonBay Communities Inc.	251,743	41,021,522
Boston Properties Inc.	279,524	27,164,142
Brandywine Realty Trust	314,082	3,505,155
Brixmor Property Group Inc.(a)	536,084	6,138,162
Brookfield Property REIT Inc., Class A	120,246	1,177,810
Camden Property Trust	168,662	14,854,062
Care Trust REIT Inc.	171,214	2,821,607
Chatham Lodging Trust	83,949	630,457
Colony Capital Inc.	876,603	2,024,953
Columbia Property Trust Inc.	207,313	2,962,503
Corporate Office Properties Trust	201,709	5,329,152
Cousins Properties Inc.	263,059	7,936,490
Cube Smart	346,968	8,743,594
Cyrus One Inc.	202,151	14,180,893
Diamond Rock Hospitality Co.(a)	358,355	2,232,552
Digital Realty Trust Inc.(a)	471,923	70,547,769
Diversified Healthcare Trust	421,294	1,310,224
Douglas Emmett Inc.	299,573	9,133,981
Duke Realty Corp.	664,240	23,049,128
Easterly Government Properties Inc.	133,419	3,590,305
East Group Properties Inc.(a)	69,094	7,323,964
Empire State Realty Trust Inc., Class A	270,281	2,259,549
EPR Properties	140,215	4,125,125
Equity Commonwealth	217,640	7,388,878
Equity LifeStyle Properties Inc.	313,208	18,889,575
Equity Residential(a)	661,405	43,031,009
Essential Properties Realty Trust Inc.	163,199	2,397,393
Essex Property Trust Inc.	118,286	28,873,613
Extra Space Storage Inc.(a)	227,006	20,031,009
Federal Realty Investment Trust	134,845	11,228,543
First Industrial Realty Trust Inc.	226,707	8,562,723
Four Corners Property Trust Inc.	125,203	2,803,295
Franklin Street Properties Corp.(a)	189,203	1,029,264
Gaming and Leisure Properties Inc.	365,498	10,321,664
Getty Realty Corp.	60,264	1,636,770
Global Net Lease Inc.	162,076	2,332,274
Healthcare Realty Trust Inc.	238,189	7,000,375
Healthcare Trust of America Inc., Class A	388,375	9,565,676
Healthpeak Properties Inc.	914,816	23,913,290
Highwoods Properties Inc.	184,578	7,163,472
Host Hotels & Resorts Inc.(a)	1,284,833	15,816,294
Hudson Pacific Properties Inc.	273,702	6,727,595
Independence Realty Trust Inc.	162,037	1,631,713
Industrial Logistics Properties Trust	115,203	2,153,144
Innovative Industrial Properties Inc.	29,225	2,292,994
Investors Real Estate Trust(a)	21,238	1,330,136
Invitation Homes Inc.	966,066	22,847,461
JBG SMITH Properties	220,893	7,499,317
Kilroy Realty Corp.	187,728	11,687,945
Kimco Realty Corp.(a)	744,873	8,126,564
Kite Realty Group Trust(a)	147,440	1,508,311
Lexington Realty Trust(a)	433,016	4,525,017

Security	Shares	Value

United States (continued)
Life Storage Inc.	83,823	$7,342,057
LTC Properties Inc.	70,649	2,515,104
Macerich Co. (The)	255,214	1,906,449
Mack-Cali Realty Corp.	155,655	2,520,054
Medical Properties Trust Inc.	927,273	15,893,459
Mid-America Apartment Communities Inc.(a)	205,238	22,970,237
Monmouth Real Estate Investment Corp.	170,605	2,318,522
National Health Investors Inc.	76,628	4,219,138
National Retail Properties Inc.	308,908	10,082,757
National Storage Affiliates Trust	106,395	3,030,130
Office Properties Income Trust	86,904	2,381,170
Omega Healthcare Investors Inc.	407,770	11,886,496
Paramount Group Inc.	352,264	3,399,348
Park Hotels & Resorts Inc.	429,930	4,088,634
Pebblebrook Hotel Trust(a)	237,159	2,807,963
Physicians Realty Trust(a)	339,359	5,232,916
Piedmont Office Realty Trust Inc., Class A(a)	224,303	3,891,657
Prologis Inc.	1,325,827	118,303,543
PS Business Parks Inc.	35,999	4,647,111
Public Storage	267,761	49,656,277
QTS Realty Trust Inc., Class A(a)	103,410	6,466,227
Realty Income Corp.	589,410	32,370,397
Regency Centers Corp.	300,495	13,194,735
Retail Opportunity Investments Corp.	203,341	1,973,424
Retail Properties of America Inc., Class A	385,808	2,392,010
Rexford Industrial Realty Inc.	203,852	8,300,853
RLJ Lodging Trust(a)	304,030	2,824,439
RPT Realty	142,712	973,296
Ryman Hospitality Properties Inc.	88,069	3,112,358
Sabra Health Care REIT Inc.	361,564	4,635,251
Saul Centers Inc.	21,839	712,388
Seritage Growth Properties, Class A	61,503	650,702
Service Properties Trust	291,218	2,018,141
Simon Property Group Inc.	556,012	37,124,921
SITE Centers Corp.	268,256	1,625,631
SL Green Realty Corp.	142,689	7,569,651
Spirit Realty Capital Inc.	179,244	5,513,545
STAG Industrial Inc.	269,413	7,072,091
STORE Capital Corp.(a)	387,476	7,776,643
Summit Hotel Properties Inc.	186,747	1,131,687
Sun Communities Inc.(a)	163,548	21,980,851
Sunstone Hotel Investors Inc.	402,438	3,698,405
Tanger Factory Outlet Centers Inc.(a)	163,149	1,226,880
Taubman Centers Inc.	105,647	4,553,386
Terreno Realty Corp.(a)	118,559	6,499,404
UDR Inc.	524,279	19,644,734
Universal Health Realty Income Trust	23,001	2,460,187
Urban Edge Properties	207,659	2,388,079
Urstadt Biddle Properties Inc., Class A	54,816	800,862
Ventas Inc.	673,252	21,779,702
VEREIT Inc.	1,930,625	10,579,825
VICI Properties Inc.	834,306	14,533,611
Vornado Realty Trust	312,325	13,686,082
Washington REIT	147,137	3,431,235
Weingarten Realty Investors	217,747	3,960,818
Welltower Inc.	742,573	38,042,015
WP Carey Inc.	308,854	20,316,416

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xenia Hotels & Resorts Inc.(a)	204,304	$1,981,749

		1,264,012,807

Total Common Stocks — 99.4% (Cost: $2,284,953,310)		1,890,216,231

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(d)(e)(f)	32,263,120	32,298,609
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(d)(e)	3,440,000	3,440,000

		35,738,609

Total Short-Term Investments — 1.9% (Cost: $35,709,235)		35,738,609

Total Investments in Securities — 101.3% (Cost: $2,320,662,545)		1,925,954,840

Other Assets, Less Liabilities — (1.3)%		(25,621,176)

Net Assets — 100.0%		$1,900,333,664

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	137,026	32,126,094	32,263,120	$32,298,609	$167,181	(b)	$(6,792)	$29,321
BlackRock Cash Funds: Treasury, SL Agency Shares	795,642	2,644,358	3,440,000	3,440,000	46,663		—	—

				$35,738,609	$213,844		$(6,792)	$29,321

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	13	06/18/20	$1,179	$49,519
Dow Jones U.S. Real Estate	258	06/19/20	7,722	497,707

				$547,226

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Global REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$547,226

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,121,137)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$547,226

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,276,172

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,850,725,198	$39,491,033	$—	$1,890,216,231
Money Market Funds	35,738,609	—	—	35,738,609

	$1,886,463,807	$39,491,033	$—	$1,925,954,840

Derivative financial instruments(a)
Assets
Futures Contracts	$547,226	$—	$—	$547,226

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments April 30, 2020	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
BWP Trust	213,295	$492,944
Charter Hall Long Wale REIT	190,568	558,947
Charter Hall Retail REIT	161,607	335,399
Cromwell Property Group	1,056,949	543,208
Dexus	481,353	2,886,699
GPT Group (The)	855,612	2,369,516
Mirvac Group	1,724,238	2,528,644
Scentre Group	2,317,417	3,535,106
Shopping Centres Australasia Property Group	417,843	610,043
Stockland	1,053,649	1,986,693
Vicinity Centres	1,383,415	1,349,526

		17,196,725

Austria — 0.4%
CA Immobilien Anlagen AG	30,221	961,586

Belgium — 2.4%
Aedifica SA	10,799	1,044,425
Ascencio	2,168	105,195
Befimmo SA	9,346	417,144
Cofinimmo SA	11,425	1,589,253
Intervest Offices & Warehouses NV	9,955	246,424
Leasinvest Real Estate SCA	1,131	108,517
Montea CVA(a)	5,515	485,058
Retail Estates NV	4,500	243,239
Warehouses De Pauw CVA	57,921	1,586,022
Wereldhave Belgium Comm VA(a)	970	55,459
Xior Student Housing NV	6,729	311,763

		6,192,499

Canada — 5.9%
Allied Properties REIT	54,315	1,742,522
Artis REIT	54,472	342,766
Boardwalk REIT	16,414	314,229
Canadian Apartment Properties REIT	74,288	2,561,932
Chartwell Retirement Residences	95,291	613,342
Choice Properties REIT	111,967	1,017,332
Cominar REIT	80,161	489,987
Crombie REIT(b)	39,484	369,554
Dream Industrial REIT	49,068	359,633
Dream Office REIT	20,699	323,685
First Capital Real Estate Investment Trust	58,271	602,030
Granite REIT	23,801	1,089,847
H&R Real Estate Investment Trust	126,633	898,953
InterRent REIT	50,153	524,658
Killam Apartment REIT	37,165	447,655
Northview Apartment Real Estate Investment Trust	20,863	528,729
NorthWest Healthcare Properties REIT	44,096	309,858
RioCan REIT	139,640	1,598,528
SmartCentres Real Estate Investment Trust	55,739	855,578
Summit Industrial Income REIT	45,943	343,345

		15,334,163

Finland — 0.6%
Citycon OYJ(b)	33,369	220,391
Kojamo OYJ	79,593	1,429,722

		1,650,113

France — 4.2%
Carmila SA	16,611	213,234
Covivio	20,430	1,278,844
Gecina SA	22,797	2,973,874

Security	Shares	Value

France (continued)
ICADE	13,958	$1,072,467
Klepierre SA	84,139	1,700,765
Mercialys SA	27,065	210,771
Unibail-Rodamco-Westfield	59,429	3,496,773

		10,946,728

Germany — 11.4%
ADO Properties SA(c)	19,466	545,820
alstria office REIT AG	74,635	1,117,491
Aroundtown SA	529,986	2,850,224
Deutsche EuroShop AG	22,303	321,479
Deutsche Wohnen SE	157,380	6,377,997
Grand City Properties SA	48,908	1,023,167
Hamborner REIT AG	30,542	274,713
LEG Immobilien AG	30,407	3,491,673
Sirius Real Estate Ltd.	408,805	363,531
TAG Immobilien AG	55,374	1,209,990
TLG Immobilien AG	5,933	104,819
Vonovia SE	239,287	11,807,200

		29,488,104

Hong Kong — 14.3%
Champion REIT	867,000	500,023
CK Asset Holdings Ltd.	1,188,000	7,330,236
Hang Lung Properties Ltd.	895,000	1,873,094
Hongkong Land Holdings Ltd.	512,000	2,155,520
Hysan Development Co. Ltd.	273,000	886,927
Link REIT	912,100	7,993,871
New World Development Co. Ltd.	2,523,333	2,907,375
Sino Land Co. Ltd.	1,436,800	1,961,241
Sun Hung Kai Properties Ltd.	627,000	8,400,683
Swire Properties Ltd.	462,600	1,266,982
Wharf Real Estate Investment Co. Ltd.	451,900	1,863,627

		37,139,579

Ireland — 0.3%
Hibernia REIT PLC	303,127	391,778
Irish Residential Properties REIT PLC	188,597	266,062

		657,840

Israel — 0.5%
Amot Investments Ltd.	60,626	342,352
Azrieli Group Ltd.	16,052	957,783

		1,300,135

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	28,991	114,949

Japan — 25.7%
Activia Properties Inc.	308	913,041
Advance Residence Investment Corp.	570	1,753,682
Aeon Mall Co. Ltd.	52,000	664,254
AEON REIT Investment Corp.	686	690,266
Comforia Residential REIT Inc.	268	803,236
Daiwa House REIT Investment Corp.	871	2,121,808
Daiwa Office Investment Corp.	121	675,523
Daiwa Securities Living Investments Corp.	658	556,871
Frontier Real Estate Investment Corp.	208	591,312
Fukuoka REIT Corp.	319	324,265
Global One Real Estate Investment Corp.	426	366,901
GLP J-REIT	1,599	2,073,982
Hulic Co. Ltd.	158,600	1,589,930
Hulic Reit Inc.	511	578,689
Ichigo Office REIT Investment Corp.	518	331,334

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Industrial & Infrastructure Fund Investment Corp.	760	$1,066,068
Invesco Office J-Reit Inc.	3,813	511,324
Invincible Investment Corp.	2,166	566,541
Japan Excellent Inc.	547	594,393
Japan Hotel REIT Investment Corp.	1,952	657,147
Japan Logistics Fund Inc.	378	897,500
Japan Prime Realty Investment Corp.	373	1,042,942
Japan Real Estate Investment Corp.	573	3,129,303
Japan Retail Fund Investment Corp.	1,150	1,273,297
Kenedix Office Investment Corp.	169	851,835
Kenedix Residential Next Investment Corp.	398	634,210
Kenedix Retail REIT Corp.	233	371,066
LaSalle Logiport REIT	602	854,008
MCUBS MidCity Investment Corp.	740	519,699
Mitsubishi Estate Co. Ltd.	505,700	8,334,935
Mitsui Fudosan Co. Ltd.	413,900	7,733,410
Mitsui Fudosan Logistics Park Inc.	181	719,362
Mori Hills REIT Investment Corp.	684	887,182
Mori Trust Sogo REIT Inc.	445	498,953
Nippon Accommodations Fund Inc.	198	1,192,425
Nippon Building Fund Inc.	562	3,379,305
Nippon Prologis REIT Inc.	943	2,606,731
NIPPON REIT Investment Corp.	192	580,839
Nomura Real Estate Holdings Inc.	50,400	835,169
Nomura Real Estate Master Fund Inc.	1,979	2,287,412
Orix JREIT Inc.	1,163	1,410,587
Premier Investment Corp.	553	559,542
Sekisui House Reit Inc.	1,754	1,082,564
Sumitomo Realty & Development Co. Ltd.	174,400	4,751,619
Tokyo Tatemono Co. Ltd.	87,300	1,003,336
Tokyu REIT Inc.	391	526,525
United Urban Investment Corp.	1,304	1,326,742

		66,721,065

Malta — 0.0%
BGP Holdings PLC(a)(d)	6,603,392	72

Netherlands — 0.3%
Eurocommercial Properties NV	20,688	229,768
NSI NV	7,954	319,731
Vastned Retail NV	7,752	142,305
Wereldhave NV(b)	17,848	156,391

		848,195

New Zealand — 0.6%
Goodman Property Trust	483,210	672,253
Kiwi Property Group Ltd.	694,481	413,464
Precinct Properties New Zealand Ltd.	469,185	460,247

		1,545,964

Norway —0.4%
Entra ASA(c)	75,624	954,592

Singapore — 7.2%
Ascendas REIT	1,293,190	2,728,404
CapitaLand Commercial Trust	1,196,067	1,367,953
CapitaLand Ltd.	1,100,900	2,353,988
CapitaLand Mall Trust	1,061,200	1,424,784
CDL Hospitality Trusts	350,100	242,486
City Developments Ltd.	207,800	1,175,029
Fortune REIT	589,000	538,465
Frasers Centrepoint Trust	311,800	471,787
Frasers Logistics & Industrial Trust	728,500	548,562

Security	Shares	Value

Singapore (continued)
Keppel DC REIT	531,171	$886,731
Keppel REIT	873,300	657,596
Manulife US Real Estate Investment Trust	615,800	446,455
Mapletree Commercial Trust	957,417	1,333,052
Mapletree Industrial Trust	678,300	1,228,717
Mapletree Logistics Trust	1,126,361	1,440,257
Suntec REIT	896,900	891,994
UOL Group Ltd.	216,500	1,050,433

		18,786,693

Spain — 1.1%
Inmobiliaria Colonial Socimi SA	143,836	1,386,383
Lar Espana Real Estate Socimi SA	25,936	106,387
Merlin Properties Socimi SA	145,092	1,344,457

		2,837,227

Sweden — 4.2%
Atrium Ljungberg AB, Class B	20,524	286,620
Castellum AB	118,907	2,087,252
Catena AB	11,263	358,052
Dios Fastigheter AB	37,173	229,496
Fabege AB	116,657	1,396,822
Fastighets AB Balder, Class B(a)	42,518	1,680,312
Hufvudstaden AB, Class A	48,426	621,736
Klovern AB, Class B	218,050	295,802
Kungsleden AB	83,487	639,367
Nyfosa AB(a)	69,215	427,314
Pandox AB(a)	38,178	403,388
Samhallsbyggnadsbolaget i Norden AB	412,032	799,411
Wallenstam AB, Class B	72,145	748,248
Wihlborgs Fastigheter AB	57,942	829,336

		10,803,156

Switzerland — 2.8%
Allreal Holding AG, Registered	6,234	1,158,763
Hiag Immobilien Holding AG(a)	1,213	111,101
Mobimo Holding AG, Registered	2,870	788,012
PSP Swiss Property AG, Registered	17,315	2,012,892
Swiss Prime Site AG, Registered	33,051	3,140,213

		7,210,981

United Kingdom — 10.3%
Assura PLC	1,035,193	996,281
Big Yellow Group PLC	67,945	918,730
BMO Commercial Property Trust.(a)	232,669	223,923
BMO Real Estate Investments Ltd.	109,668	71,931
British Land Co. PLC (The)	410,286	2,093,864
Capital &Counties Properties PLC	325,392	682,551
Civitas Social Housing PLC	276,177	341,041
Custodian REIT PLC	169,927	186,474
Derwent London PLC	43,995	1,723,616
Empiric Student Property PLC	263,573	207,786
GCP Student Living PLC	202,245	343,367
Grainger PLC	266,838	899,332
Great Portland Estates PLC	111,717	953,708
Hammerson PLC	341,354	303,894
Helical PLC	44,320	201,251
Impact Healthcare REIT PLC	104,640	122,485
Intu Properties PLC(a)(b)	381,613	26,715
Land Securities Group PLC	314,226	2,623,831
LondonMetric Property PLC	359,750	881,223
LXI REIT PLC	226,279	303,113
NewRiver REIT PLC	132,547	112,183

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Phoenix Spree Deutschland Ltd.	36,617	$123,319
Picton Property Income Ltd. (The)(a)	244,950	211,643
Primary Health Properties PLC	529,420	1,028,388
RDI REIT PLC	115,343	88,748
Regional REIT Ltd.(c)	165,945	162,219
Safestore Holdings PLC	89,225	809,191
Schroder REIT Ltd.	236,552	110,846
Segro PLC	480,561	5,028,669
Shaftesbury PLC	97,438	737,421
Standard Life Investment Property Income Trust Ltd.	174,594	158,341
Target Healthcare REIT PLC	204,578	278,688
Triple Point Social Housing REIT PLC(c)	134,012	166,670
Tritax Big Box REIT PLC	748,415	1,138,481
Tritax EuroBox PLC(c)	187,872	199,057
UK Commercial Property REIT Ltd.	293,218	249,649
UNITE Group PLC (The)	127,442	1,407,358
Workspace Group PLC	58,614	577,415

		26,693,402

Total Common Stocks — 99.2% (Cost: $328,135,598)		257,383,768

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(e)(f)(g)	411,535	411,987

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(e)(f)	90,000	$90,000

		501,987

Total Short-Term Investments — 0.2% (Cost: $501,164)		501,987

Total Investments in Securities — 99.4% (Cost: $328,636,762)		257,885,755

Other Assets, Less Liabilities — 0.6%		1,497,901

Net Assets — 100.0%		$259,383,656

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,029,634	(1,618,099)	411,535	$411,987	$58,412	(b)	$(721)	$420
BlackRock Cash Funds: Treasury, SL Agency Shares	206,654	(116,654)	90,000	90,000	5,951		—	—

				$501,987	$64,363		$(721)	$420

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate	32	06/19/20	$958	$58,505
Euro STOXX 50 Index	7	06/19/20	221	16,745
Hang Seng Index	2	05/28/20	316	4,864
TOPIX Index	3	06/11/20	408	40,578

				$120,692

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® International Developed Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$120,692

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(185,740)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$95,100

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,283,192

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$221,861,172	$35,522,524	$72	$257,383,768
Money Market Funds	501,987	—	—	501,987

	$222,363,159	$35,522,524	$72	$257,885,755

Derivative financial instruments(a)
Assets
Futures Contracts	$120,692	$—	$—	$120,692

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Statements of Assets and Liabilities

April 30, 2020

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,837,869,778	$1,334,728,058	$19,901,548	$1,890,216,231
Affiliated(c)	60,333,503	36,094,842	41,175	35,738,609
Cash	7,767	62,202	9,066	8,487
Foreign currency, at value(d)	—	—	27,126	1,280,517
Cash pledged:
Futures contracts	568,000	576,000	—	855,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	25,192	83,147
Receivables:
Securities lending income — Affiliated	22,979	17,377	329	27,936
Capital shares sold	—	—	—	223,954
Dividends	649,869	1,027,965	56,526	4,401,184
Tax reclaims	—	—	30,786	214,331

Total assets	1,899,451,896	1,372,506,444	20,091,748	1,933,049,396

LIABILITIES
Collateral on securities loaned, at value	56,055,610	32,921,590	40,845	32,279,822
Payables:
Investments purchased	—	—	—	223,954
Variation margin on futures contracts	33,141	40,888	3,354	5,568
Capital shares redeemed	—	15,438	—	—
Investment advisory fees	502,147	85,638	7,611	206,388

Total liabilities	56,590,898	33,063,554	51,810	32,715,732

NET ASSETS	$1,842,860,998	$1,339,442,890	$20,039,938	$1,900,333,664

NET ASSETS CONSIST OF:
Paid-in capital	$1,984,812,431	$1,634,517,790	$28,672,427	$2,399,476,889
Accumulated loss	(141,951,433)	(295,074,900)	(8,632,489)	(499,143,225)

NET ASSETS	$1,842,860,998	$1,339,442,890	$20,039,938	$1,900,333,664

Shares outstanding	18,550,000	31,550,000	650,000	93,050,000

Net asset value	$99.35	$42.45	$30.83	$20.42

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$55,053,700	$31,552,029	$37,970	$31,966,024
(b) Investments, at cost — Unaffiliated	$1,862,402,661	$1,600,681,193	$25,215,227	$2,284,953,310
(c) Investments, at cost — Affiliated	$60,301,151	$36,074,301	$41,144	$35,709,235
(d) Foreign currency, at cost	$—	$—	$26,974	$1,266,191
(e) Foreign currency collateral pledged, at cost	$—	$—	$25,210	$77,882

See notes to financial statements.

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

April 30, 2020

iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$257,383,768
Affiliated(c)	501,987
Cash	32,033
Foreign currency, at value(d)	194,673
Cash pledged:
Futures contracts	139,000
Foreign currency collateral pledged:
Futures contracts(e)	105,198
Receivables:
Investments sold	12,580
Securities lending income — Affiliated	2,385
Dividends	1,308,063
Tax reclaims	213,680
Foreign withholding tax claims	24,184

Total assets	259,917,551

LIABILITIES
Collateral on securities loaned, at value	409,742
Payables:
Variation margin on futures contracts	10,358
Capital shares redeemed	12,555
Investment advisory fees	100,998
Professional fees	242

Total liabilities	533,895

NET ASSETS	$259,383,656

NET ASSETS CONSIST OF:
Paid-in capital	$416,438,375
Accumulated loss	(157,054,719)

NET ASSETS	$259,383,656

Shares outstanding	11,400,000

Net asset value	$22.75

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$385,307
(b) Investments, at cost — Unaffiliated	$328,135,598
(c) Investments, at cost — Affiliated	$501,164
(d) Foreign currency, at cost	$194,054
(e) Foreign currency collateral pledged, at cost	$104,029

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations

Year Ended April 30, 2020

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$62,875,023	$49,374,386	$949,768	$66,252,224
Dividends — Affiliated	62,432	42,857	279	46,663
Interest — Unaffiliated	3,215	2,249	—	—
Securities lending income — Affiliated — net	29,402	94,363	7,997	167,181
Foreign taxes withheld	—	(5,220)	(107,835)	(3,483,619)

Total investment income	62,970,072	49,508,635	850,209	62,982,449

EXPENSES
Investment advisory fees	7,654,487	1,239,007	125,098	2,518,853

Total expenses	7,654,487	1,239,007	125,098	2,518,853

Net investment income	55,315,585	48,269,628	725,111	60,463,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	4,285,666	(24,050,730)	(537,358)	(46,658,072)
In-kind redemptions — Unaffiliated	54,496,790	55,967,963	(287,912)	28,309,059
In-kind redemptions — Affiliated	12,270	(4,288)	56	(6,792)
Futures contracts	(276,097)	(7,863)	(8,398)	(1,121,137)
Foreign currency transactions	—	—	15,952	(155,621)

Net realized gain (loss)	58,518,629	31,905,082	(817,660)	(19,632,563)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(302,772,387)	(338,280,303)	(3,663,245)	(458,431,831)
Investments — Affiliated	32,352	20,541	(15)	29,321
Futures contracts	325,003	362,971	7,942	547,226
Foreign currency translations	—	—	3,539	93,277

Net change in unrealized appreciation (depreciation)	(302,415,032)	(337,896,791)	(3,651,779)	(457,762,007)

Net realized and unrealized loss	(243,896,403)	(305,991,709)	(4,469,439)	(477,394,570)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(188,580,818)	$(257,722,081)	$(3,744,328)	$(416,930,974)

See notes to financial statements.

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended April 30, 2020

iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$14,368,063
Dividends — Affiliated	5,951
Securities lending income — Affiliated — net	58,412
Other income — Unaffiliated	1,739
Foreign taxes withheld	(1,328,390)

Total investment income	13,105,775

EXPENSES
Investment advisory fees	1,814,429

Total expenses	1,814,429

Net investment income	11,291,346

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,303,379)
In-kind redemptions — Unaffiliated	8,437,476
In-kind redemptions — Affiliated	(721)
Futures contracts	(185,740)
Foreign currency transactions	12,291

Net realized gain	5,959,927

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(73,791,269)
Investments — Affiliated	420
Futures contracts	95,100
Foreign currency translations	32,094

Net change in unrealized appreciation (depreciation)	(73,663,655)

Net realized and unrealized loss	(67,703,728)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,412,382)

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$55,315,585	$56,478,333	$48,269,628	$30,780,368
Net realized gain	58,518,629	84,919,433	31,905,082	20,555,396
Net change in unrealized appreciation (depreciation)	(302,415,032)	289,840,462	(337,896,791)	91,804,785

Net increase (decrease) in net assets resulting from operations	(188,580,818)	431,238,228	(257,722,081)	143,140,549

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(57,779,284)	(68,398,659)	(55,248,742)	(41,518,023)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(97,904,801)	(652,362,254)	362,362,438	673,954,057

NET ASSETS
Total increase (decrease) in net assets	(344,264,903)	(289,522,685)	49,391,615	775,576,583
Beginning of year	2,187,125,901	2,476,648,586	1,290,051,275	514,474,692

End of year	$1,842,860,998	$2,187,125,901	$1,339,442,890	$1,290,051,275

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Europe Developed Real Estate ETF		iShares Global REIT ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$725,111	$1,413,388	$60,463,596	$50,395,177
Net realized gain (loss)	(817,660)	(339,453)	(19,632,563)	13,598,576
Net change in unrealized appreciation (depreciation)	(3,651,779)	(3,917,653)	(457,762,007)	97,383,825

Net increase (decrease) in net assets resulting from operations	(3,744,328)	(2,843,718)	(416,930,974)	161,377,578

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,086,175)	(1,666,760)	(99,617,820)	(69,203,811)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,201,991)	(9,148,335)	779,725,811	631,603,454

NET ASSETS
Total increase (decrease) in net assets	(10,032,494)	(13,658,813)	263,177,017	723,777,221
Beginning of year	30,072,432	43,731,245	1,637,156,647	913,379,426

End of year	$20,039,938	$30,072,432	$1,900,333,664	$1,637,156,647

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets  (continued)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,291,346	$15,745,893
Net realized gain	5,959,927	6,402,496
Net change in unrealized appreciation (depreciation)	(73,663,655)	(13,410,732)

Net increase (decrease) in net assets resulting from operations	(56,412,382)	8,737,657

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(29,166,474)	(18,942,338)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(132,369,027)	(47,556,471)

NET ASSETS
Total decrease in net assets	(217,947,883)	(57,761,152)
Beginning of year	477,331,539	535,092,691

End of year	$259,383,656	$477,331,539

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$111.02	$93.99	$99.68	$100.01	$95.12

Net investment income(a)	2.77	2.55	2.60	2.42	2.23
Net realized and unrealized gain (loss)(b)	(11.56)	17.50	(5.17)	1.15	6.33

Net increase (decrease) from investment operations	(8.79)	20.05	(2.57)	3.57	8.56

Distributions(c)
From net investment income	(2.88)	(3.02)	(3.12)	(3.90)	(3.67)

Total distributions	(2.88)	(3.02)	(3.12)	(3.90)	(3.67)

Net asset value, end of year	$99.35	$111.02	$93.99	$99.68	$100.01

Total Return
Based on net asset value	(8.10)%	21.70%	(2.68)%	3.58%	9.22%

Ratios to Average Net Assets
Total expenses	0.34%	0.34%	0.34%	0.34%	0.35%

Net investment income	2.43%	2.51%	2.63%	2.37%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,842,861	$2,187,126	$2,476,649	$3,239,748	$3,680,246

Portfolio turnover rate(d)	19%	17%	12%	8%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$51.60	$45.73	$48.93	$47.95	$46.04

Net investment income(a)	1.62	1.79	1.70	1.27	1.02
Net realized and unrealized gain (loss)(b)	(8.95)	6.59	(3.20)	1.60	2.77

Net increase (decrease) from investment operations .	(7.33)	8.38	(1.50)	2.87	3.79

Distributions(c)
From net investment income	(1.80)	(2.44)	(1.70)	(1.89)	(1.88)
From net realized gain	(0.02)	(0.07)	—	—	—

Total distributions	(1.82)	(2.51)	(1.70)	(1.89)	(1.88)

Net asset value, end of year	$42.45	$51.60	$45.73	$48.93	$47.95

Total Return
Based on net asset value	(14.60)%	18.82%	(3.18)%	6.02%	8.48%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.28%	0.48%

Net investment income	3.12%	3.64%	3.60%	2.57%	2.22%

Supplemental Data
Net assets, end of year (000)	$1,339,443	$1,290,051	$514,475	$124,765	$74,323

Portfolio turnover rate(d)	8%	11%	8%	30%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$37.59	$41.65	$36.09	$38.11	$39.39

Net investment income(a)	1.04	1.49	1.31	0.97	0.93
Net realized and unrealized gain (loss)(b)	(6.23)	(3.81)	5.71	(2.09)	(0.91)

Net increase (decrease) from investment operations	(5.19)	(2.32)	7.02	(1.12)	0.02

Distributions(c)
From net investment income	(1.57)	(1.74)	(1.46)	(0.90)	(1.30)

Total distributions	(1.57)	(1.74)	(1.46)	(0.90)	(1.30)

Net asset value, end of year	$30.83	$37.59	$41.65	$36.09	$38.11

Total Return
Based on net asset value	(14.33)%	(5.55)%	19.80%	(2.97)%	0.16%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.78%	3.87%	3.34%	2.75%	2.47%

Supplemental Data
Net assets, end of year (000)	$20,040	$30,072	$43,731	$41,504	$78,115

Portfolio turnover rate(d)	9%	13%	12%	10%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$26.53	$24.82	$25.42	$26.35	$25.81

Net investment income(a)	0.88	0.98	0.97	0.86	0.87
Net realized and unrealized gain (loss)(b)	(5.54)	2.08	(0.56)	(0.47)	0.64

Net increase (decrease) from investment operations	(4.66)	3.06	0.41	0.39	1.51

Distributions(c)
From net investment income	(1.45)	(1.35)	(0.99)	(1.29)	(0.97)
From net realized gain	—	—	(0.02)	(0.03)	—

Total distributions	(1.45)	(1.35)	(1.01)	(1.32)	(0.97)

Net asset value, end of year	$20.42	$26.53	$24.82	$25.42	$26.35

Total Return
Based on net asset value	(18.47)%	12.77%	1.61%	1.53%	6.17%

Ratios to Average Net Assets
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	3.36%	3.85%	3.83%	3.31%	3.47%

Supplemental Data
Net assets, end of year (000)	$1,900,334	$1,637,157	$913,379	$350,819	$144,910

Portfolio turnover rate(d)	8%	9%	7%	5%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17		Year Ended 04/30/16

Net asset value, beginning of year	$29.65	$30.40	$28.11	$30.06		$32.17

Net investment income(a)	0.86	0.93	0.91	0.82		0.75
Net realized and unrealized gain (loss)(b)	(5.47)	(0.55)	2.86	(0.76)		(1.79)

Net increase (decrease) from investment operations	(4.61)	0.38	3.77	0.06		(1.04)

Distributions(c)
From net investment income	(2.29)	(1.13)	(1.48)	(2.01)		(1.07)

Total distributions	(2.29)	(1.13)	(1.48)	(2.01)		(1.07)

Net asset value, end of year	$22.75	$29.65	$30.40	$28.11		$30.06

Total Return
Based on net asset value	(16.93)%	1.39%	13.69%	0.63	%(d)	(3.11)%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%		0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.48%	N/A	0.48%		N/A

Net investment income	2.99%	3.20%	3.08%	2.85	%(d)	2.56%

Supplemental Data
Net assets, end of year (000)	$259,384	$477,332	$535,093	$519,971		$700,478

Portfolio turnover rate(e)	10%	8%	8%	7%		12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
• Total return by 0.04%.
• Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Europe Developed Real Estate	Non-diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

44	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Cohen & Steers REIT
Barclays Bank PLC	$328,878	$328,878		$—	$—
BNP Paribas Securities Corp.	178,876	178,876		—	—
Citadel Clearing LLC	26,399,934	26,399,934		—	—
Citigroup Global Markets Inc.	880,600	880,600		—	—
Credit Suisse AG	6,379,752	6,379,752		—	—
HSBC Bank PLC	9,480,307	9,480,307		—	—
JPMorgan Securities LLC	8,718,495	8,718,495		—	—
Morgan Stanley & Co. LLC	138,639	138,639		—	—
RBC Capital Markets LLC	138,206	138,206		—	—
SG Americas Securities LLC	620,561	620,561		—	—
Wells Fargo Securities LLC	1,789,452	1,789,452		—	—

	$55,053,700	$55,053,700		$—	$—

Core U.S. REIT
Barclays Bank PLC	$4,562,616	$4,562,616		$—	$—
Barclays Capital Inc.	866,268	866,268		—	—
BNP Paribas Prime Brokerage International Ltd.	358,939	358,939		—	—
Citigroup Global Markets Inc.	110,523	110,523		—	—
Credit Suisse AG	25,305	25,305		—	—
Deutsche Bank Securities Inc.	53,346	53,346		—	—
Goldman Sachs & Co.	1,475,683	1,475,683		—	—
HSBC Bank PLC	267,025	262,828		—	(4,197	)(b)
JPMorgan Securities LLC	16,801,649	16,801,649		—	—
Morgan Stanley & Co. LLC	280,082	280,082		—	—
National Financial Services LLC	678,802	678,802		—	—
Nomura Securities International Inc.	4,528,810	4,528,810		—	—
RBC Capital Markets LLC	159,000	159,000		—	—
Scotia Capital (USA) Inc.	311	311		—	—
SG Americas Securities LLC	2,235	2,235		—	—
State Street Bank & Trust Company	1,906	1,906		—	—
UBS AG	1,107,783	1,107,783		—	—
UBS Securities LLC	180,554	180,554		—	—
Virtu Americas LLC	91,192	91,192		—	—

	$31,552,029	$31,547,832		$—	$(4,197)

Europe Developed Real Estate
Morgan Stanley & Co. LLC	$37,970	$37,970		$—	$—

46	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Global REIT
Barclays Bank PLC	$1,850,708	$1,850,708		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,514,486	1,514,486		—	—
Citigroup Global Markets Inc.	2,846,586	2,846,586		—	—
Credit Suisse AG	1,955,668	1,955,668		—	—
Credit Suisse Securities (USA) LLC	439,072	439,072		—	—
Deutsche Bank Securities Inc.	45,866	45,866		—	—
Goldman Sachs & Co.	10,410,678	10,410,678		—	—
HSBC Bank PLC	819,422	819,422		—	—
JPMorgan Securities LLC	7,835,525	7,064,523		—	(771,002	)(b)
National Financial Services LLC	19,533	19,533		—	—
Scotia Capital (USA) Inc.	26,791	26,791		—	—
SG Americas Securities LLC	2,348,419	2,348,419		—	—
State Street Bank & Trust Company	41,720	41,720		—	—
UBS AG	1,757,972	1,757,972		—	—
Wells Fargo Bank, National Association	53,578	53,578		—	—

	$31,966,024	$31,195,022		$—	$(771,002)

International Developed Real Estate
BofA Securities, Inc.	$21	$21		$—	$—
Credit Suisse AG	75,108	75,108		—	—
HSBC Bank PLC	4,557	4,509		—	(48	)(b)
JPMorgan Securities LLC	119,803	119,803		—	—
Morgan Stanley & Co. LLC	185,818	185,818		—	—

	$385,307	$385,259		$—	$(48)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.3500%
Over $121 billion, up to and including $181 billion	0.3325
Over $181 billion, up to and including $231 billion	0.3159
Over $231 billion, up to and including $281 billion	0.3001
Over $281 billion	0.2851

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Europe Developed Real Estate	0.48
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) Each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85%

48	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cohen &Steers REIT	$11,273
Core U.S. REIT	34,187
Europe Developed Real Estate	1,833
Global REIT	39,600
International Developed Real Estate	13,932

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cohen &Steers REIT	$3,039,202	$14,911,644	$(612,592)
Core U.S.REIT	7,950,910	18,408,105	(3,503,331)
Europe Developed Real Estate	144,500	40,433	(3,991)
International Developed Real Estate	1,747,889	431,269	(62,549)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Cohen &Steers REIT	$437,396,699	$428,500,406
Core U.S. REIT	129,736,136	123,093,835
Europe Developed Real Estate	2,391,215	2,667,249
Global REIT	210,080,692	146,365,910
International Developed Real Estate	37,822,070	57,442,109

For the year ended April 30, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen &Steers REIT	$240,017,564	$337,783,455
Core U.S.REIT	776,491,159	416,243,317
Europe Developed Real Estate	—	5,077,059
Global REIT	840,399,868	158,941,032
International Developed Real Estate	11,553,223	139,946,698

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Cohen & Steers REIT	$36,491,775	$(36,491,775)
Core U.S. REIT	45,623,768	(45,623,768)
Europe Developed Real Estate	(557,326)	557,326
Global REIT	13,530,893	(13,530,893)
International Developed Real Estate	(3,072,964)	3,072,964

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
Cohen & Steers REIT
Ordinary income	$57,779,284	$68,398,659

Core U.S. REIT
Ordinary income	$54,739,018	$40,409,922
Long-term capital gains	509,724	1,108,101

	$55,248,742	$41,518,023

Europe Developed Real Estate
Ordinary income	$1,086,175	$1,666,760

Global REIT
Ordinary income	$99,617,820	$69,203,811

International Developed Real Estate
Ordinary income	$29,166,474	$18,942,338

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
Cohen & Steers REIT	$(74,530,498)	$(67,420,935)	$—	$(141,951,433)
Core U.S. REIT	—	(295,074,900)	—	(295,074,900)
Europe Developed Real Estate	(2,815,235)	(5,653,520)	(163,734)	(8,632,489)
Global REIT	(10,949,984)	(457,101,667)	(31,091,574)	(499,143,225)
International Developed Real Estate	(66,975,112)	(79,594,880)	(10,484,727)	(157,054,719)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and foreign withholding tax reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended April 30, 2020, the iShares Cohen & Steers REIT ETF utilized $20,557,935 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

50	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$1,965,624,216	$296,790,170	$(364,211,105)	$(67,420,935)
Core U.S. REIT	1,665,897,800	76,233,868	(371,308,768)	(295,074,900)
Europe Developed Real Estate	25,597,466	3,082,370	(8,737,113)	(5,654,743)
Global REIT	2,383,187,536	74,941,605	(532,124,782)	(457,183,177)
International Developed Real Estate	337,571,204	17,337,975	(96,977,982)	(79,640,007)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/20		Year Ended 04/30/19
iShares ETF	Shares	Amount	Shares	Amount
Cohen & Steers REIT
Shares sold	2,050,000	$241,031,203	3,650,000	$370,046,395
Shares redeemed	(3,200,000)	(338,936,004)	(10,300,000)	(1,022,408,649)

Net decrease	(1,150,000)	$(97,904,801)	(6,650,000)	$(652,362,254)

Core U.S. REIT
Shares sold	15,600,000	$781,521,024	19,300,000	$940,825,576
Shares redeemed	(9,050,000)	(419,158,586)	(5,550,000)	(266,871,519)

Net increase	6,550,000	$362,362,438	13,750,000	$673,954,057

Europe Developed Real Estate
Shares redeemed	(150,000)	$(5,201,991)	(250,000)	$(9,148,335)

Global REIT
Shares sold	37,850,000	$946,728,517	29,850,000	$760,144,475
Shares redeemed	(6,500,000)	(167,002,706)	(4,950,000)	(128,541,021)

Net increase	31,350,000	$779,725,811	24,900,000	$631,603,454

International Developed Real Estate
Shares sold	400,000	$12,029,743	1,600,000	$43,562,061
Shares redeemed	(5,100,000)	(144,398,770)	(3,100,000)	(91,118,532)

Net decrease	(4,700,000)	$(132,369,027)	(1,500,000)	$(47,556,471)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Developed Real Estate ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit

52	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On June 11, 2020, the Board approved the liquidation of the iShares Europe Developed Real Estate ETF. On or around August 17, 2020, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on August 18, 2020.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF,

iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and

iShares International Developed Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

54	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$1,397,899
Core U.S. REIT	934,943
Europe Developed Real Estate	821,695
Global REIT	16,771,185
International Developed Real Estate	7,816,166

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Business Income
Cohen & Steers REIT	$36,553,917
Core U.S. REIT	27,832,877
Global REIT	19,109,655

For the fiscal year ended April 30, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Europe Developed Real Estate	$949,208	$109,937
International Developed Real Estate	14,358,805	1,296,071

The following distribution amounts are hereby designated for the fiscal year ended April 30, 2020:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Core U.S. REIT	$509,724

IMPORTANT TAX INFORMATION	55

Statement Regarding Liquidity Risk Management Program  (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

56	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT	$2.880876	$—	$—	$2.880876	100%	—%	—%	100%
Core U.S. REIT	1.820370	—	—	1.820370	100	—	—	100
Europe Developed Real Estate(a)	1.436852	—	0.135808	1.572660	91	—	9	100
Global REIT(a)	1.127396	—	0.319476	1.446872	78	—	22	100
International Developed Real Estate(a)	1.798039	—	0.493129	2.291168	78	—	22	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cohen & Steers REIT ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	5	0.38
Greater than 0.0% and Less than 0.5%	411	31.13
At NAV	270	20.45
Less than 0.0% and Greater than –0.5%	625	47.35
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	57

Supplemental Information  (unaudited) (continued)

iShares Core U.S. REIT ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	637	48.26%
At NAV	167	12.65
Less than 0.0% and Greater than –0.5%	516	39.09

	1,320	100.00%

iShares Europe Developed Real Estate ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	28	2.12
Greater than 0.5% and Less than 1.0%	107	8.11
Greater than 0.0% and Less than 0.5%	487	36.89
At NAV	19	1.44
Less than 0.0% and Greater than –0.5%	568	43.03
Less than –0.5% and Greater than –1.0%	88	6.67
Less than –1.0% and Greater than –1.5%	9	0.68
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0% and Greater than –2.5%	2	0.15
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08

	1,320	100.00%

iShares Global REIT ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	0.38%
Greater than 0.5% and Less than 1.0%	164	12.42
Greater than 0.0% and Less than 0.5%	941	71.29
At NAV	18	1.36
Less than 0.0% and Greater than –0.5%	187	14.17
Less than –0.5% and Greater than –1.0%	5	0.38

	1,320	100.00%

58	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares International Developed Real Estate ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	4	0.30%
Greater than 1.0% and Less than 1.5%	19	1.44
Greater than 0.5% and Less than 1.0%	107	8.11
Greater than 0.0% and Less than 0.5%	538	40.75
At NAV	13	0.98
Less than 0.0% and Greater than –0.5%	503	38.10
Less than –0.5% and Greater than –1.0%	100	7.58
Less than –1.0% and Greater than –1.5%	27	2.05
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	3	0.23

	1,320	100.00%

SUPPLEMENTAL INFORMATION	59

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

60	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	61

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

62	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	63

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0420

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Information Classification: Limited Access

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-three series of the registrant for which the fiscal year-end is April 30, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $429,900 for the fiscal year ended April 30, 2019 and $429,900 for the fiscal year ended April 30, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2019 and April 30, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $124,773 for the fiscal year ended April 30, 2019 and $124,773 for the fiscal year ended April 30, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2019 and April 30, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $124,773 for the fiscal year ended April 30, 2019 and $124,773 for the fiscal year ended April 30, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

Information Classification: Limited Access

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

Information Classification: Limited Access

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

Information Classification: Limited Access

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:        July 02, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:        July 02, 2020

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:        July 02, 2020

Information Classification: Limited Access